THE VARIABLE ANNUITY CONTRACT

ISSUED BY

METROPOLITAN LIFE INSURANCE COMPANY

AND

METROPOLITAN LIFE SEPARATE ACCOUNT E

METLIFE GROWTH AND GUARANTEED INCOME/SM/

DECEMBER 10, 2009

This prospectus describes the single premium deferred variable annuity contract offered by Metropolitan Life Insurance Company (MetLife or we or us). The contract is offered for individuals and some tax qualified and non-tax qualified retirement plans. The contract includes a Guaranteed Withdrawal Benefit for Life ("GWB") feature that allows for guaranteed withdrawals that begin when the youngest annuitant reaches age 59 1/2 and last for the life or lives of the annuitiant(s) provided that specified conditions are met. This feature does not guarantee the net asset value of the underlying investment option.

The annuity contract has a single investment choice. Your contract value also may be allocated to the Fidelity VIP Money Market Portfolio (the "Money Market Portfolio") under certain circumstances, as described in "Purchase--Free Look". Please see page 12 for more information.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
(INVESTOR CLASS):
FIDELITY(R) VIP FUNDSMANAGER(R) 60% PORTFOLIO

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the MetLife Variable Annuity contract.

To learn more about the MetLife Variable Annuity contract, you can obtain a copy of the Statement of Additional Information (SAI) dated December 10, 2009. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 41 of this prospectus. For a free copy of the SAI, or for further information, call us at (800) 544-2442, or write the Annuity Service Center: P.O. Box 770001, Cincinnati, OH 45277-0051.

THE CONTRACTS:

ARE NOT BANK DEPOSITS
ARE NOT FDIC INSURED
ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY ANY BANK OR CREDIT UNION
MAY BE SUBJECT TO LOSS OF PRINCIPAL

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DECEMBER 10, 2009

TABLE OF CONTENTS

             INDEX OF SPECIAL TERMS............................  3
             HIGHLIGHTS........................................  4
             FEE TABLES AND EXAMPLES...........................  6
                 Investment Option Expenses....................  8
                 Examples......................................  9
                 Condensed Financial Information...............  9
             1.  THE ANNUITY CONTRACT.......................... 10
             2.  PURCHASE...................................... 11
                 Purchase Payments............................. 11
                 Allocation of Purchase Payments............... 11
                 Free Look..................................... 12
                 Accumulation Units............................ 12
                 Contract Value................................ 13
                 Replacement of contracts...................... 13
             3.  INVESTMENT OPTIONS............................ 14
                 Money Market Portfolio........................ 14
                 Voting Rights................................. 15
                 Substitution of Investment Options............ 15
             4.  EXPENSES...................................... 16
                 Product Charges............................... 16
                    Variable Account Product Charges........... 16
                    Surrender Charge........................... 16
                 Premium and Other Taxes....................... 17
                 Exchange Fee.................................. 17
                 Income Taxes.................................. 17
                 Investment Option Expenses.................... 17
             5.  ANNUITY PAYMENTS (THE INCOME
                  PHASE)....................................... 18
                 Annuity Date.................................. 18
                 Annuity Income Options........................ 18
                 Additional Information........................ 20
             6.  ACCESS TO YOUR MONEY.......................... 21
                 Systematic Withdrawal Program................. 21
                 Suspension of Payments or Exchanges........... 22
             7.  GUARANTEED WITHDRAWAL BENEFIT FOR
                  LIFE......................................... 23
                 GWB Amount.................................... 24
                 GWB Value..................................... 24
                 Withdrawals Before Youngest Annuitant Reaches
                  Age 59 1/2................................... 25
                 Withdrawals in Excess of Annual GWB
                  Amount....................................... 25
                 Conversion of GWB Amount to Annuity
                  Payments..................................... 26
                 Additional Information........................ 27

            8.  PERFORMANCE...................................... 28
            9.  DEATH BENEFIT DURING THE
                 ACCUMULATION PHASE.............................. 29
                Death Benefit.................................... 29
                General Death Benefit Provisions................. 30
                Spousal Continuation............................. 31
           10.  FEDERAL INCOME TAX STATUS........................ 32
           11.  OTHER INFORMATION................................ 38
                MetLife.......................................... 38
                The Variable Account............................. 38
                Distributor...................................... 38
                Selling Firms.................................... 38
                Compensation Paid to Selling Firm................ 39
                Additional Compensation.......................... 39
                Requests and Elections........................... 39
                Confirming Transactions.......................... 40
                Ownership........................................ 40
                Legal Proceedings................................ 41
                Financial Statements............................. 41
                Table of Contents of the Statement of Additional
                 Information..................................... 41
           APPENDIX A--Accumulation Unit Values.................. 42
           APPENDIX B--Death Benefit Examples.................... 43
           APPENDIX C--Guaranteed Withdrawal Benefit for
            Life Examples........................................ 44

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                               Page

                          Accumulation Phase      10

                          Accumulation Unit       12

                          Annuitant               41

                          Annuity Date            18

                          Annuity Income Options  18

                          Annuity Payments        18

                          Beneficiary             40

                          Business Day            11

                          Contract Value          13

                          Good Order              40

                          GWB Amount              24

                          GWB Value               24

                          Income Phase            10

                          Investment Options      14

                          Joint Annuitants        41

                          Joint Owners            40

                          Owner                   40

                          Purchase Payment        11

                          Variable Account        38

                          Withdrawal Percentage   24

HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company, where you agree to make one purchase payment to us and we agree to make a series of annuity payments at a later date. Your contract value will be invested on a tax-deferred basis in the Fidelity VIP FundsManager 60% Portfolio. The contract is intended for retirement savings or other long-term investment purposes. The contract includes a Guaranteed Withdrawal Benefit for Life (GWB) feature that allows for guaranteed withdrawals that begin when the youngest annuitant reaches age
59 1/2 and last for the life or lives of the annuitant(s). It is important that you carefully manage withdrawals under the GWB feature. EXCESS WITHDRAWALS (WHICH INCLUDE ALL WITHDRAWALS PRIOR TO THE YOUNGEST ANNUITANT REACHING AGE
59 1/2) MAY SIGNIFICANTLY REDUCE THE INCOME YOU RECEIVE FROM THE GWB FEATURE, AND AN EXCESS WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO WILL TERMINATE THE CONTRACT (see "Guaranteed Withdrawal Benefit for Life--Managing Your Withdrawals" for more information).

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the first five contract years, we may assess a 2% surrender charge. The income phase occurs when you begin receiving regular annuity payments from your contract. You and the annuitant (the person on whose life we base annuity payments) do not have to be the same, unless you purchase a tax qualified contract.

If you choose to annuitize the contract, your annuity payments will be made on a fixed basis. The amount of each payment generally will not change during the income phase.

TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals on a tax qualified and non-tax qualified basis. For any tax-qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")

FREE LOOK. You have the right to cancel the purchase of your contract for at least ten days after you receive it. We assume it will take five days from the day we mail the contract until you receive it. This is called the "Free Look Period". The time you have to return your contract will be 65 days if your contract is a replacement contract. If your contract is a qualified contract, then your contract will be invested entirely in the Money Market Portfolio for 15 days. This is called the "Money Market Period". Then at the close of the business day on which the Money Market Period expires, we will transfer your contract value to the Fidelity VIP FundsManager 60% Portfolio.

If your contract is a non-qualified contract, then your purchase payment will be invested in the Fidelity VIP FundsManager 60% Portfolio beginning on the contract date. Once the Free Look Period expires, you cannot return the contract for a refund.

If you cancel a qualified contract during the Money Market Period, we will pay you the greater of your contract value or your purchase payment. For other cancellations, we will pay you your contract value.

TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment until your investment is returned.

NON-NATURAL PERSONS AS OWNERS. If the owner of a non-qualified annuity contract is not a natural person (i.e., certain trusts), gains under the contract are generally not eligible for tax deferral. The owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). A contract generally may have two owners (both of whom must be individuals and who must be spouses).

INQUIRIES. If you need more information, please contact our Annuity Service Center at:

Annuity Service Center
P.O. Box 770001
Cincinnati, Ohio 45277-0051
(800) 634-9361

FEE TABLES AND EXAMPLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or exchange contract value between investment options.

Owner Transaction Expenses Table

        Surrender Charge (Note 1)
        (as a percentage of amount withdrawn)   2%

        Exchange Fee (Note 2)                  $25
                                               $ 0 (First 12 per year)

Note 1. If any amount is withdrawn during the first five contract years, a surrender charge may be assessed. Surrender charges are calculated in accordance with the following. (See "Expenses--Surrender Charge.")

             Number of Complete Years from         Surrender Charge
             Contract Date                  (% of Amount Withdrawn)
             -------------                  -----------------------
                     0                                 2
                     1                                 2
                     2                                 2
                     3                                 2
                     4                                 2
                   5 and thereafter                    0

Note 2. Currently, the contract offers only one investment option. In the future, we may make additional investment options available. There is no charge for the first 12 exchanges in a contract year; thereafter the fee is $25 per exchange. MetLife is currently waiving the exchange fee, but reserves the right to charge the fee in the future.

The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including investment option fees and expenses.


   Variable Account Annual Expenses
   (referred to as Variable Account Product Charge)
   (as a percentage of average contract value in the variable account)

   Mortality and Expense Charge
         Single annuitant                                               1.90%
         Joint annuitants                                               2.05%

The next table shows the minimum and maximum total operating expenses charged by the investment options that you may pay periodically during the time that you own the contract. An investment option may impose a redemption fee in the future. More detail concerning each investment option's fees and expenses is contained in the prospectus for that investment option and in the following tables.

                                                                                       Minimum (1) Maximum (2)
                                                                                       ----------- -----------

Total Annual Portfolio Expenses
(expenses that are deducted from investment option assets, including management fees,     0.32%       0.89%
12b-1/service fees, and other expenses)

Note 1. You may not choose to allocate purchase payment or exchange contract value to the Fidelity VIP Money Market Portfolio. See "Purchase--Free Look" for more information.

Note 2. The total annual portfolio expenses of the Fidelity VIP FundsManager 60% Portfolio include the fees and expenses of the underlying portfolios (Acquired Fund Fees and Expenses).

For information concerning compensation paid for the sale of the contracts, see "Other Information--Distributor."

INVESTMENT OPTION EXPENSES
(as a percentage of the average daily net assets of an investment option)

The following table is a summary. For more complete information on investment option fees and expenses, please refer to the prospectus for each investment option.

                                                                   Acquired     Total
                                                  12b-1/          Fund Fees    Annual
                                      Management Service    Other       and Portfolio
                                            Fees    Fees Expenses  Expenses  Expenses
FIDELITY VARIABLE INSURANCE PRODUCTS
   Fidelity VIP FundsManager
     60% Portfolio(1)                    0.25%    0.00%    0.00%    0.64%     0.89%
   Fidelity VIP Money Market
     Portfolio(2)                        0.19%    0.00%    0.13%    0.00%     0.32%

Total Annual Portfolio Expenses have not been restated to reflect contractual arrangements under which investment advisers or managers of investment options have agreed to waive and/or pay expenses of the portfolios. Total Annual Portfolio Expenses have not been restated to reflect expense reductions that certain investment options achieved as a result of directed brokerage arrangements. The investment options provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated the information provided is for the year ended December 31, 2008.

  (1) The Portfolio is a "fund of funds" that invests substantially all of its assets in other investment companies. Because the Portfolio invests in other investment companies, the Portfolio will bear its pro rata portion of the operating expenses of the underlying investment companies in which it invests, including the management fee.
  (2) You may not choose to allocate purchase payment or exchange contract value to the Fidelity VIP Money Market Portfolio. See "Purchase--Free Look" for more information.

EXAMPLES

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, variable account annual expenses, and investment option fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the joint annuitants Variable Account Product Charge of 2.05% and Total Annual Portfolio Expenses (including Acquired Fund Fees and Expenses) of 0.89% for the Fidelity VIP FundsManager 60% Portfolio as the investment option fees and expenses. An example based on the Money Market Portfolio's fees and expenses is not presented, because you may not allocate purchase payment or contract value to the Money Market Portfolio (see "Purchase--Free Look" for more information). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period:

                        -------------------------------
                                 TIME PERIODS
                        -------------------------------
                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        -------------------------------
                         $500  $1,099  $1,741   $3,278
                        -------------------------------

(2) If you do not surrender your contract or if you annuitize at the end of the applicable time period:

                        -------------------------------
                                 TIME PERIODS
                        -------------------------------
                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        -------------------------------
                         $300   $919   $1,561   $3,278
                        -------------------------------

The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment option. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

CONDENSED FINANCIAL INFORMATION

Condensed financial information (accumulation unit value information) is located in "Appendix A--Accumulation Unit Values" at the end of this prospectus. At this time, accumulation unit value information is not available because the contract was not offered for sale prior to December 10, 2009, and therefore there are no accumulation units outstanding as of the date of this prospectus.

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity contract offered by us.

The variable annuity contract is a contract between you as the owner, and us, the insurance company, where we promise to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g. an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")

The contract is called a variable annuity because, depending upon market conditions, you can make or lose money in the investment option offered, the Fidelity VIP FundsManager 60% Portfolio. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment option. You bear the full investment risk for all amounts allocated to the variable account.

If you receive a fixed annuity payment option during the income phase, payments are made from our general account assets. Our general account consists of all assets owned by us other than those in the variable account and our other separate accounts. We have sole discretion over the investment of assets in the general account.

The amount of the annuity payments you receive during the income phase from a fixed annuity payment option of the contract generally will remain level for the entire income phase. (Please see "Annuity Payments (The Income Phase)" for more information.)

As owner of the contract, you exercise all interests and rights under the contract. You cannot change the owner (unless an owner is removed by court order), except that a contract owned by a revocable grantor trust may be exchanged to the grantor or to another revocable grantor trust where the grantor is the same individual. The contract generally may be owned by joint owners (limited to two natural persons who must be spouses). We provide more information on this under "Other Information--Ownership."

Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation (see "Death Benefit--Spousal Continuation"), are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same-sex marriage spouse. Accordingly, a purchaser who has or is contemplating a civil union or same-sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the contract owner under the GWB (see "Guaranteed Withdrawal Benefit for Life").

In addition, for contracts owned by a grantor trust, in order for the spousal beneficiary or joint annuitant to be able to continue the contract after the first annuitant's death, federal income tax law requires that the designated beneficiary must be the annuitant's spouse on the date of the annuitant's death. This may impact certain estate planning considerations which depend on the grantor trust being treated as the designated beneficiary and should be taken into account prior to the purchase of the contract.

2. PURCHASE

PURCHASE PAYMENTS

A PURCHASE PAYMENT is the money you give us to invest in the contract. The purchase payment is due on the date the contract is issued. You may not make additional purchase payments.

The minimum purchase payment we will accept is $50,000.

Generally, you may purchase a tax-qualified contract only with money transferred from a plan qualified under section 401(a) of the Code, a 403(b) mutual fund account or a 403(b) tax sheltered annuity, a governmental 457(b) plan or an IRA. You may purchase a non-qualified contract with money from any source.

If you want to make a purchase payment of more than $1 million, you will need our prior approval.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks and corporate checks. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")

We also reserve the right to reject a purchase payment made with cash-like instruments including, but not limited to money orders, cashier's checks, bank drafts, and traveler's checks.

We reserve the right to reject any application or purchase payment. If you are exchanging more than one annuity contract or life insurance policy for this contract, or if your purchase payment will be paid from different sources (e.g. personal check and proceeds from a brokerage account), we will allow the proceeds to be used as the purchase payment for this contract, provided they are received within 90 days of the date the contract is issued. When you are purchasing a contract by exchanging another annuity contract or life insurance policy, or if your purchase payment will be paid from different sources, your contract will be issued on the day we first receive proceeds from your existing annuity contract or life insurance policy, or from any other source.

We reserve the right to revoke the contract if proceeds from all of the exchanged annuity contracts or life insurance policies or other different sources do not equal $50,000 in aggregate. We also reserve the right to not accept any proceeds received more than 90 days after the contract is issued. If the contract is revoked, we will return the contract value without the application of any surrender charges.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment either to the Fidelity VIP Money Market Portfolio or the Fidelity VIP FundsManager 60% Portfolio, depending on the type of contract (see "Free Look" below). We will temporarily allocate your purchase payment to the Money Market Portfolio for at least 15 days if your contract is a qualified contract. If your contract is a non-qualified contract, then you will be invested in the Fidelity VIP FundsManager 60% Portfolio beginning on the date the contract is issued.

Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within two
(2) business days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within five (5) business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information--Requests and Elections.").

FREE LOOK

You have the right to cancel the purchase of your contract for ten days after you receive it, unless you are replacing an existing annuity or life insurance policy, in which case you have the right to cancel the purchase of your contract for 60 days after you receive it. We assume it will take five days from the day we mail the contract until you receive it. This is called the "Free Look Period". Once the Free Look Period expires, you cannot return the contract for a refund.

The investment option in which you are initially invested depends on whether your contract is a qualified contract or a non-qualified contract. If your contract is a qualified contract, then during the first 15 days you will be invested in the Money Market Portfolio. This is called the "Money Market Period". At the close of the business day on which the Money Market Period expires, we will transfer your contract value to the Fidelity VIP FundsManager 60% Portfolio. If your contract is a non-qualified contract, then you will be invested in the Fidelity VIP FundsManager 60% Portfolio beginning on the contract date. Together with your contract, we will provide notice of the date on which your Free Look Period ends.

If you have exchanged more than one annuity contract or life insurance policy for the contract or are funding the purchase payment for the contract from different sources, you should expect that the proceeds from the annuity contracts, life insurance policies or other sources will be received by us on different days. We will allocate the first proceeds we receive to the Money Market Portfolio if your contract is a qualified contract. If your contract is a non-qualified contract, we will invest the proceeds in the Fidelity VIP FundsManager 60% Portfolio when we receive them. Your Free Look Period and Money Market Period, if applicable, will commence on the first day we receive proceeds from any of the annuity contracts or life insurance policies you have exchanged from, or from any other source. Any subsequent proceeds that are received after the contract date will be invested according to your most recent allocation instructions unless your contract is a qualified contract and the Money Market Period has not expired. The receipt of subsequent proceeds will not extend or restart the Free Look Period or the Money Market Period, if applicable, under the contract.

To cancel the purchase of your contract, return the contract to our Annuity Service Center before the end of the Free Look Period, together with a written cancellation request. You may not do this by telephone, fax or through the Internet. If you cancel a qualified contract during the Money Market Period, we will pay you the greater of your contract value or your purchase payment. For other cancellations, we will pay you your contract value.

ACCUMULATION UNITS

Your contract value will go up or down depending upon the investment performance of the investment options offered. In order to keep track of your contract value, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.)

Every business day we determine the value of an accumulation unit for the investment option by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

   1) dividing the net asset value per share of the investment option at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment option as of that day, by the net asset value per share of the investment option for the previous business day, and
   2) multiplying it by one minus the variable account product charges for each day since the last business day and any charges for taxes.

The value of an accumulation unit may go up or down from day to day.

When we receive any portion of the purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to the investment option by the value of the accumulation unit for the investment option.

We calculate the value of an accumulation unit for the investment option after the New York Stock Exchange closes each day (generally 4:00 p.m. Eastern Time) and then credit your contract.

      Example:

      On Monday we receive a purchase payment of $50,000 from you before 4:00 p.m. Eastern Time. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Fidelity VIP FundsManager 60% Portfolio is $12.50. We then divide $50,000 by $12.50 and credit your contract on Monday night with 4000 accumulation units for the Fidelity VIP FundsManager 60% Portfolio.

CONTRACT VALUE

CONTRACT VALUE is equal to the sum of your interests in the investment options. Your interest in each investment option is determined by multiplying the number of accumulation units for that investment option by the value of the accumulation unit.

REPLACEMENT OF CONTRACTS

Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

3. INVESTMENT OPTIONS

The contract offers two INVESTMENT OPTIONS, which are listed below. However, you may not choose to allocate the purchase payment or exchange contract value to the Money Market Portfolio (see "Money Market Portfolio" below for more information). Additional investment options may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. COPIES OF THESE PROSPECTUSES WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING US AT: (800) 544-2442. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. Certain investment options described in the fund prospectuses may not be available with your contract. A summary of advisers, subadvisers, and investment objectives for each investment option is listed below.

The investment objectives and policies of certain of the investment options may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.

Shares of the investment options may be offered to insurance company variable accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the investment options may conflict. The investment options will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

We select the investment options offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.

We review the investment options periodically and may remove an investment option or limit its availability to new purchase payments and/or exchanges of contract value if we determine that the investment option no longer meets one or more of the selection criteria, and/or if the investment option has not attracted significant allocations from contract owners. In some cases, we have included investment options based on recommendations made by selling firms. These selling firms may receive payments from the investment options they recommend and may benefit accordingly from the allocation of contract value to such investment options.

We do not provide any investment advice and do not recommend or endorse any particular investment option. You bear the risk of any decline in the contract value of your contract resulting from the performance of the investment options you have chosen.

FIDELITY VARIABLE INSURANCE PRODUCTS
(Investor Class)

Fidelity Variable Insurance Products is a variable insurance product fund with multiple portfolios. Investor Class shares of the following portfolios are offered under the contract:

  .   Fidelity VIP FundsManager 60% Portfolio

   Strategic Advisers, Inc. is the investment manager of the Fidelity VIP FundsManager 60% Portfolio. The Fidelity VIP FundsManager 60% Portfolio seeks high total return.

  .   Fidelity VIP Money Market Portfolio

Fidelity Management & Research Company is the investment manager of the Money Market Portfolio, and Fidelity Investments Money Management, Inc. and Fidelity Research & Analysis Company serve as subadvisers. The Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

MONEY MARKET PORTFOLIO

We may allocate contract value under certain circumstances (see "Purchase--Free Look") to the Money Market Portfolio. You may not choose to allocate or exchange contract value to the Money Market Portfolio.

VOTING RIGHTS

We are the legal owner of the investment option shares. However, we believe that when an investment option solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION OF INVESTMENT OPTIONS

If investment in the investment options or a particular investment option is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another investment option or investment options without your consent. The substituted investment option may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close investment options to allocation of purchase payments or contract value, or both, at any time in our sole discretion. There will always be at least one investment option offered under the contract.

4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

PRODUCT CHARGES

VARIABLE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our variable account product charges (the mortality and expense charge). We do this as part of our calculation of the value of the accumulation units.

We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.90% (for a single annuitant) or 2.05% (for joint annuitants) of the average daily net asset value of each investment option.

This charge compensates us for mortality risks we assume for the lifetime withdrawal, annuity payment and death benefit guarantees made under the contract. These guarantees include allowing lifetime withdrawals and making annuity payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract.

The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.

SURRENDER CHARGE

We impose a surrender charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the accumulation phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). A surrender charge is assessed against any amount withdrawn during the first five contract years (including amounts withdrawn pursuant to a request to divide the assets of a contract due to divorce), except as described below.

The surrender charge is calculated at the time of each withdrawal in accordance with the following:

             Number of Complete Years from         Surrender Charge
             Contract Date                  (% of Amount Withdrawn)
             -------------                  -----------------------
                      0                                2
                      1                                2
                      2                                2
                      3                                2
                      4                                2
                    5 and thereafter                   0

For a partial withdrawal, you may elect to have the surrender charge deducted either from the remaining contract value, if sufficient, or from the amount withdrawn. If the remaining contract value is not sufficient, the surrender charge is deducted from the amount withdrawn.

WE DO NOT ASSESS THE SURRENDER CHARGE ON ANY AMOUNTS PAID OUT AS ANNUITY PAYMENTS OR AS DEATH BENEFITS. ALSO, NO SURRENDER CHARGE WILL APPLY TO WITHDRAWALS UNDER THE GWB FEATURE THAT ARE LESS THAN OR EQUAL TO THE GWB AMOUNT. However, a surrender charge will be assessed on withdrawals prior to the youngest annuitant reaching age 59 1/2 or, thereafter, on any withdrawals in excess of the GWB Amount (see "Guaranteed Withdrawal Benefit for Life" for more information). In addition, we will not assess the surrender charge on required minimum distributions from qualified contracts made through the Systematic Withdrawal Program but only as to amounts required to be distributed from this contract. (See "Access To Your Money--Systematic Withdrawal Program" for more information.)

PREMIUM AND OTHER TAXES

We reserve the right to deduct from purchase payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until annuity payments begin.

EXCHANGE FEE

Currently, the contract offers only one investment option. In the future, we may make additional investment options available, in which case you may be able to exchange contract value between investment options. We currently allow unlimited exchanges without charge during the accumulation phase. However, we have reserved the right to limit the number of exchanges to a maximum of 12 per year without charge and to charge an exchange fee of $25 for each exchange greater than 12 in any year. The exchange fee is deducted from the investment option from which the exchange is made. However, if the entire interest in an account is being exchanged, the exchange fee will be deducted from the amount which is exchanged.

INCOME TAXES

We reserve the right to charge the variable account for any future federal income taxes we may incur with respect to the variable account's operations.

INVESTMENT OPTION EXPENSES

There are deductions from and expenses paid out of the assets of each investment option, which are described in the fee table in this prospectus and the investment option prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each investment option.

5. ANNUITY PAYMENTS (THE INCOME PHASE)

ANNUITY DATE

Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be at least 30 days after we issue the contract. Annuity payments must begin by the first day of the calendar month on or after the contract anniversary on or after the oldest owner's (or, for contracts owned by certain trusts, the oldest annuitant's) 95th birthday (this requirement may be changed by us).

When you purchase the contract, the annuity date will be the first day of the calendar month on or after the contract anniversary on or after the oldest owner's (or, for contracts owned by certain trusts, the oldest annuitant's) 95th birthday. You can change the annuity date at any time before the annuity date with 30 days prior notice to us.

ANNUITY INCOME OPTIONS

You can choose among income plans. We call those ANNUITY INCOME OPTIONS. We ask you to choose an annuity income option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us.

You will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments. The dollar amount of each annuity payment generally will not change.

The contract offers two annuity income options. Unless you elect another annuity income option prior to the annuity date or you elect an earlier annuity date, the contract will default to annuity income option (1).

   ANNUITY INCOME OPTION (1). Under annuity income option (1), on the annuity date, we compare the contract value to the adjusted purchase payment. At contract issue, the adjusted purchase payment is equal to the purchase payment. The adjusted purchase payment is reduced by withdrawals as follows:

   If total withdrawals in any contract year after the youngest annuitant reaches age 59 1/2 do not exceed the GWB Amount for that same contract year, the adjusted purchase payment is reduced by the dollar amount of the withdrawal(s).

   If you make withdrawals before the youngest annuitant reaches age 59 1/2, the adjusted purchase payment will be reduced for each such withdrawal as follows:

      1) At the end of the valuation period in which you make the withdrawal, we divide the withdrawal by what the contract value would have been at the end of the valuation period had you not taken the withdrawal. The result is the percentage factor used to calculate the reduction to the adjusted purchase payment.
      2) Multiply the percentage determined in (1) by the adjusted purchase payment immediately before the withdrawal. The result is the amount by which the adjusted purchase payment is reduced.

   If you make withdrawals on or after the date the youngest annuitant reaches age 59 1/2 and the total withdrawals in a contract year are greater than the GWB Amount for that contract year, then the adjusted purchase payment will be reduced by the amount of the GWB Amount for that contract year, then further reduced for each such withdrawal as follows:

      1) Determine the portion of the most recent withdrawal, in combination with the sum of all other withdrawals taken in the current contract year, that exceeds the GWB Amount for that contract year.
      2) Determine what the contract value would have been at the end of the valuation period had you NOT taken the withdrawal, less any portion of the most recent withdrawal that is eligible to be applied to the GWB Amount in that contract year.
      3) Determine the percentage reduction in the adjusted purchase payment by dividing the amount determined in (1) by the amount determined in (2).
      4) Multiply the percentage determined in (3) by the adjusted purchase payment prior to the excess withdrawal.

   Take the adjusted purchase payment prior to the excess withdrawal and reduce it by the amount determined in (4).

   For example, assume your contract has one annuitant who is age 55 and you made a $25,000 purchase payment (the example does not reflect the deduction of income taxes or tax penalties, or fees and charges):

         . At issue, the adjusted purchase payment is equal to the purchase payment, $25,000.

         . Assume that your contract value is $30,000 later in that contract year, and you make one $5,000 withdrawal. Because the withdrawal is made prior to the youngest annuitant reaching age 59 1/2, the adjusted purchase payment would be reduced by $5,000 divided by $30,000, or 16.67%. The result is a new adjusted purchase payment of $20,833 ($25,000 minus [$25,000 multiplied by 16.67%]).

         . Assume that six years later, your contract value is $40,000, you have begun taking withdrawals under the GWB feature, your GWB Amount is $1,600, and you make total withdrawals of $5,000 in that contract year. The GWB Amount reduces the adjusted purchase payment by the dollar amount of the GWB Amount; however, because you make an excess withdrawal of $3,400 ($5,000 minus $1,600), the adjusted purchase payment would be further reduced by [$3,400 divided by ($40,000 minus $1,600)], or 8.85%. The result is a new adjusted purchase payment of $17,531 ($20,833 minus $1,600 minus [($20,833 minus $1,600) multiplied by 8.85%]).

   If the adjusted purchase payment is greater than or equal to the contract value: you will receive annuity income payments equal to your eligible GWB Amount (see "Guaranteed Withdrawal Benefit for Life" for more information) that will be paid to you as annuity payments until there is no longer any living annuitant.

   If on the death of the last surviving annuitant the total of all annuity payments on or after the annuity date is less than the adjusted purchase payment, we will pay to the beneficiary the GWB Amount as annuity income payments until the total payments made to the annuitant(s) and beneficiary (or if there is no living beneficiary to the last surviving beneficiary's estate) are equal to the adjusted purchase payment.

   If the contract value on the annuity date is greater than the adjusted purchase payment: you will receive annuity income payments equal to the greater of (a) or (b), where (a) is your eligible GWB Amount and (b) is the amount of annuity payments that will be paid to you by applying your contract value determined as of the annuity date (less premium and other taxes) to annuity income purchase rates that will pay you monthly annuity payments terminating with the last payment due prior to the death of the last living annuitant.

   If on the death of the last surviving annuitant the total of all annuity income payments on or after the annuity date is less than the contract value on the annuity date, we will refund the difference to your beneficiary (or if there is no living beneficiary to the last surviving beneficiary's estate).

   Annuity income option (1) is only available on the latest possible annuity date unless the contract is converted to an annuity income option as described in "Guaranteed Withdrawal Benefit for Life--Conversion of GWB Amount To Annuity Payments." The latest possible annuity date is the first day of the calendar month on or after the contract anniversary on or after the oldest owner's (or, for contracts owned by certain trusts, the oldest annuitant's) 95th birthday.

   ANNUITY INCOME OPTION (2). You may have the contract value determined as of the annuity date (less premium and other taxes) applied to annuity income purchase rates that will pay you monthly annuity payments until there is no longer any living annuitant or for 120 monthly payments, whichever is longer.

   If the surviving annuitant dies before we have made all annuity payments due under the contract, any remaining annuity payments will be paid to the beneficiary or if there is no living beneficiary to the last surviving beneficiary's estate. The beneficiary or estate may choose instead to receive the present value of the remaining annuity payments in a lump sum. This annuity income option is available on any annuity date. If elected, benefits under the GWB feature will terminate.

ADDITIONAL INFORMATION

If the contract value or annual GWB amount is not sufficient to provide you with a monthly income payment of at least $20, we will pay you the contract value without application of any surrender charge.

We may require proof of age or sex of an annuitant before making any annuity payments under the contract that are measured by the annuitant's life. If an annuitant's age or sex has been misstated, we will adjust the amount of monthly annuity income to the amount that would have been provided at the correct age or sex. Once annuity income has begun, any overpayments or underpayments, with interest at 6% per annum, will be, as appropriate, deducted from or added to the payment or payments made after the adjustment.

In the event that you purchased the contract as a tax-qualified contract, you must take distribution of the contract value in accordance with the minimum required distribution rules set forth in applicable tax law. Under certain circumstances, you may satisfy those requirements by electing an annuity option. Upon your death, if annuity payments have already begun, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death. (See "Federal Income Tax Status" and the Statement of Additional Information for more details.)

6. ACCESS TO YOUR MONEY

You can have access to the money in your contract by making a withdrawal (either a partial or a complete withdrawal) or by electing to receive annuity payments. Your beneficiary can have access to the money in the contract when a death benefit is paid.

Under most circumstances, withdrawals can only be made during the accumulation phase. Partial withdrawals before the youngest annuitant reaches age 59 1/2 or withdrawals that exceed the Guaranteed Withdrawal Benefit Amount allowed under the Guaranteed Withdrawal Benefit For Life feature may significantly impact the Guaranteed Withdrawal Benefit Amount by proportionally reducing the value upon which the benefit is determined. (See "Guaranteed Withdrawal Benefit for Life" for more information.)

When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the contract value of the contract at the end of the business day when we receive a written request for a withdrawal, less any applicable surrender charge.

Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the investment option(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $50. You may request partial withdrawals by sending a letter to the Annuity Service Center or calling us there. Withdrawals by telephone or internet (where otherwise available) are limited as follows: (1) no withdrawal may be for more than $100,000; (2) total telephone withdrawals in a seven day period cannot total more than $100,000; and (3) if we have recorded an address change for an owner during the past 15 days, the limits in (1) and (2) become $10,000. We reserve the right to change telephone and internet withdrawal requirements or limitations.

We will pay the amount of any withdrawal from the variable account within seven days of when we receive the request in good order unless the suspension of payments or exchanges provision is in effect.

We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract owner's check that has not yet cleared (I.E., that could still be dishonored by the contract owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

In order to withdraw all or part of your contract value, you must submit a request to our Annuity Service Center. (See "Other Information--Requests and Elections."). We have to receive your withdrawal request in our Annuity Service Center prior to the annuity date or last owner's death.

There are limits to the amount you can withdraw from certain tax-qualified contracts. (See "Federal Income Tax Status.")

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

SYSTEMATIC WITHDRAWAL PROGRAM

You may use the Systematic Withdrawal Program to make withdrawals in an amount up to your eligible GWB Amount on a periodic basis. Systematic withdrawals must be at least $50 on a monthly, quarterly, semi-annual or annual basis. If you make an additional withdrawal that is not part of a Systematic Withdrawal Program, we will terminate the program for the remainder of the contract year, and you must re-enroll to start a new Systematic Withdrawal Program.

Your Systematic Withdrawal Program transactions will take place on the first day of the month for the period you selected. If the New York Stock Exchange is closed on the scheduled day in a particular month, the withdrawal will take place on the next business day.

If your contract is a qualified contract and you are subject to required minimum distributions ("RMD") under the Code, you must agree to receive your RMD through our Systematic Withdrawal Program so that we do not treat that part of your RMD that exceeds the GWB Amount as an excess withdrawal. (See "Guaranteed Withdrawal Benefit for Life--Withdrawals in Excess of Annual GWB Amount" for more information.)

IN ORDER TO RECEIVE THE GREATER OF YOUR ELIGIBLE GWB AMOUNT OR RMD, YOU MUST AGREE TO THE FOLLOWING CONDITIONS:

  (1) You must elect to receive the greater of the GWB Amount and the RMD and authorize us to calculate the RMD for you;
  (2) The RMD for a calendar year will be determined by us exclusively from the contract value of this contract;
  (3) No RMD withdrawal may occur until after December 31st of the calendar year in which your contract was issued;
  (4) If the contract was purchased prior to your reaching age 70 1/2, your first RMD must be withdrawn in the calendar year in which you reach age 70 1/2 (even though the Code allows you to delay your first RMD until April 1st of the following calendar year). We require this because only one calendar year's RMD will qualify for the exception to withdrawals in excess of the GWB Amount; and
  (5) If you make a withdrawal other than through this Systematic Withdrawal Program, you will no longer be eligible to receive the greater of the RMD or GWB Amount during that contract year, and any amounts withdrawn in excess of the GWB Amount will be considered excess withdrawals (see "Guaranteed Withdrawal Benefit for Life--Withdrawals in Excess of Annual GWB Amount"). The Systematic Withdrawal Program will terminate and you must re-enroll in the Systematic Withdrawal Program for the next contract year.

We reserve the right to limit or modify this Systematic Withdrawal Program if we determine that the program will cause us to distribute during any contract year an amount more than the greater of the GWB Amount or the RMD for any calendar year.

Each Systematic Withdrawal may be subject to federal income taxes, including any penalty tax that may apply. We reserve the right to modify or discontinue the Systematic Withdrawal Program except as necessary to meet RMD withdrawals as described above. (For a discussion of the surrender charge, see "Expenses" above.)

SUSPENSION OF PAYMENTS OR EXCHANGES

We may be required to suspend or postpone payments for withdrawals or exchanges for any period when:

  . the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  .   trading on the New York Stock Exchange is restricted;
  . an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the investment options is not reasonably practicable or we cannot reasonably value the shares of the investment options;
  . or during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner's ability to make certain transactions and thereby refuse to accept any requests for exchanges, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

7. GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

Your contract is issued with a living benefit feature that offers protection against market risk (the risk that your investments may decline in value or underperform your expectations). This feature is called the Guaranteed Withdrawal Benefit for Life (GWB).

The GWB guarantees that when the youngest annuitant reaches age 59 1/2, you are eligible to withdraw a specific amount each contract year called the Guaranteed Withdrawal Benefit Amount ("GWB Amount"). The GWB Amount, described below, is available for withdrawal each contract year during the annuitant(s)' lifetime regardless of your contract value. You may make partial withdrawals up to the GWB Amount during the contract year. You are not required to make any withdrawals. However, unused portions of the GWB Amount are not cumulative and do not carry over into future contract years.

The GWB Amount is determined each contract year by multiplying the Guaranteed Withdrawal Benefit Value ("GWB Value"), described below, by the Withdrawal Percentage, also described below. THE GWB VALUE DOES NOT ESTABLISH OR GUARANTEE ANY CONTRACT VALUE OR MINIMUM RETURN FOR ANY INVESTMENT OPTION AND CANNOT BE TAKEN AS A LUMP SUM. Income taxes and penalties may apply to your withdrawals.

No benefit is payable until the youngest annuitant reaches age 59 1/2. Withdrawals prior to the youngest annuitant reaching 59 1/2 will decrease the GWB Value as described below in "Withdrawals Before Youngest Annuitant Reaches Age 59 1/2". The annuitant(s) will be listed on the contract and may not be changed after the contract date (except by court order).

You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals too soon, you may limit the value of the GWB feature. For example, taking your first withdrawal at a younger age may result in a lower Withdrawal Percentage. However, if you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy).

You have the option of receiving withdrawals under the GWB feature or receiving payments under an annuity income option. You should consult with your registered representative when deciding how to receive income under this contract. In making this decision, you should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the GWB Value (as described below), your potential need to make additional withdrawals in the future, and the relative values to you of the death benefits available prior to and after annuitization.

At any time during the accumulation phase, you can elect to annuitize under current annuity rates. This may provide higher income amounts if the current annuity option rates applied to the contract value on the annuity date exceed the GWB Amount payments. Also, after-tax annuity income payment amounts provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GWB feature. (See "Federal Income Tax Status")

TAX TREATMENT. The tax treatment of withdrawals under the GWB feature is uncertain. It is conceivable that the amount of potential gain could be determined based on the GWB Value at the time of the withdrawal, if the GWB Value is greater than the contract value (prior to surrender charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax advisor prior to purchase.

MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this feature, your annual withdrawals cannot exceed the GWB Amount each contract year. In other words, you should not take excess withdrawals. If you do take an excess withdrawal, we will reduce the GWB Value proportionately (as described below) and reduce the GWB Amount to the new GWB Value multiplied by the applicable Withdrawal Percentage. These reductions in the GWB Value and GWB Amount may be significant. You are still eligible to receive lifetime payments so long as the withdrawal that exceeded the GWB Amount did not cause your contract value to decline to zero. IF THE CONTRACT VALUE IS REDUCED TO ZERO BECAUSE YOU MAKE A FULL WITHDRAWAL AND TOTAL WITHDRAWALS IN THAT CONTRACT YEAR (INCLUDING THE WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO) EXCEED THE GWB AMOUNT, YOUR CONTRACT WILL BE TERMINATED AND YOU WILL NOT RECEIVE LIFETIME PAYMENTS. IT IS YOUR RESPONSIBILITY TO MANAGE WITHDRAWALS, AND YOU WILL NOT BE NOTIFIED IF YOU SUBMIT A WITHDRAWAL REQUEST THAT

CAUSES AN EXCESS WITHDRAWAL, INCLUDING AN EXCESS WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO AND TERMINATES THE CONTRACT.

You are not required to withdraw the full GWB Amount each year. However, if you choose to receive only a part of your GWB Amount in any given contract year, your GWB Amount is not cumulative and your GWB Value and GWB Amount will not increase as a result of taking a smaller withdrawal. For example, if your Withdrawal Percentage is 5%, you cannot withdraw 3% of the GWB Value in one year and then withdraw 7% of the GWB Value the next year without making an excess withdrawal in the second year.

REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to
Section 401(a)(9) of the Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your GWB Amount. If you enroll in the Systematic Withdrawal Program (see "Access to Your Money--Systematic Withdrawal Program"), we will not treat that part of your RMD that exceeds the GWB Amount as an excess withdrawal. You must be enrolled in the Systematic Withdrawal Program to qualify for this exception. The calculation of required distributions is based only on information relating to this contract only. To enroll in the Systematic Withdrawal Program, please contact our Annuity Service Center.

GWB AMOUNT

The initial GWB AMOUNT is determined by multiplying the applicable WITHDRAWAL PERCENTAGE by the GWB Value. Once the GWB Amount is determined for a contract year, it will not change for the rest of that contract year. On each subsequent contract anniversary, the GWB Amount may change as described below.

Before the youngest annuitant reaches the age of 59 1/2, the GWB Amount is zero.

Once the youngest annuitant reaches age 59 1/2, your first withdrawal will establish a Withdrawal Percentage that will never change.

If the contract has two annuitants on the contract date and one annuitant dies before a Withdrawal Percentage is determined, the age of the surviving annuitant will be used to determine the applicable Withdrawal Percentage from the table below. If you never take a withdrawal before the latest possible annuity date, a 6% Withdrawal Percentage will be used to establish your eligible GWB Amount on the latest possible annuity date.

                -----------------------------------------------
                Youngest Annuitant's Age  Withdrawal Percentage
                -----------------------------------------------
                     59 1/2 - 64          4%
                -----------------------------------------------
                     65 - 75              5%
                -----------------------------------------------
                     76 and older         6%
                -----------------------------------------------

On each contract anniversary, a new GWB Amount will be calculated by multiplying the Withdrawal Percentage established by your first withdrawal after the youngest annuitant reaches age 59 1/2 by the GWB Value on that same contract anniversary.

Generally, your new GWB Amount will be equal to or greater than the first GWB Amount established following the first withdrawal after the youngest annuitant reached 59 1/2 as long as total withdrawals in any contract year do not exceed the GWB Amount for that same contract year.

Each time you make a withdrawal, your contract value will be reduced by the amount of the withdrawal. However, if total withdrawals in any contract year exceed the GWB Amount for that same contract year, there will be a proportionate reduction in your GWB Value as described below which may result in a lower GWB Amount in future contract years.

See Appendix C for examples of how your GWB Amount is calculated.

GWB VALUE

The GWB VALUE is a value that is used to determine the GWB Amount each contract year once you make your first withdrawal after the youngest annuitant reaches age 59 1/2. Your contract will also have a GWB Value prior to the date the youngest annuitant reaches age 59 1/2, and during that time the GWB Value may increase or decrease as described below.

The GWB Value on the contract date is equal to the purchase payment. If you make withdrawals before the youngest annuitant reaches age 59 1/2 the GWB Value will be reduced proportionately. (See "Withdrawals Before Youngest Annuitant Reaches Age 59 1/2" below). Similarly, if you make withdrawals after the youngest annuitant reaches age 59 1/2 and the total withdrawals in a contract year are greater than the GWB Amount for that contract year, then the GWB Value will be reduced proportionately. (See "Withdrawals in Excess of Annual GWB Amount" below.)

On each contract anniversary prior to the oldest annuitant turning age 85, the GWB Value is compared to the contract value to determine whether the GWB Value should be increased. If the contract has joint annuitants and the oldest annuitant dies before the contract anniversary that falls on or after his or her 85/th/ birthday, the surviving annuitant's age will be used. However, if the oldest annuitant dies on or after the contract anniversary that falls on or after his or her 85/th/ birthday, the GWB Value will not increase.

If the contract value is lower than the GWB Value, the GWB Value will not change.

If the contract value is greater than the GWB Value, the GWB Value will be automatically increased to equal the contract value. If you make a withdrawal on the contract anniversary, the withdrawal will be deducted from the contract value after it is compared to the GWB Value.

Any new GWB Value will be used to determine the GWB Amount for the rest of that contract year, provided the youngest annuitant has reached age 59 1/2 and a Withdrawal Percentage has been established by your first withdrawal of a GWB Amount.

WITHDRAWALS BEFORE YOUNGEST ANNUITANT REACHES AGE 59 1/2

You are not eligible to withdraw any part of the GWB Amount until the youngest annuitant reaches age 59 1/2. If you make a withdrawal before the youngest annuitant reaches age 59 1/2, the GWB Value is reduced by a percentage determined by dividing the withdrawal amount by the contract value at time of the withdrawal. We calculate the new GWB Value as follows.

  (1) At the end of the valuation period (a "valuation period" is the period of time between one determination of the value of accumulation units to the next determination on the following business day) in which you make the withdrawal, we divide the withdrawal by what the contract value would have been at the end of the valuation period had you not taken the withdrawal. The result is the percentage factor used to calculate the reduction in the GWB Value.
  (2) Multiply the percentage determined in (1) by the GWB Value immediately before the withdrawal. The result is the amount by which the old GWB Value is reduced.

For example, assume your contract has one annuitant who is age 55 and you made a $25,000 purchase payment (the example does not reflect the deduction of income taxes or tax penalties, or fees and charges other than the surrender charge):

  . If you make no withdrawals during the first contract year your GWB Value would be $25,000 for the whole contract year.
  . Assume that your contract value is $30,000 later in that contract year and you make one $5,000 withdrawal ($4,900 of which would be paid to you after deduction of a $100 surrender charge).
  . Your GWB Value would be reduced by 16.67% ($5,000 withdrawal amount divided by $30,000 contract value).
  . The result is a new GWB Value of $20,833 ($25,000 GWB Value minus [$25,000 multiplied by 16.67%]).

WITHDRAWALS IN EXCESS OF ANNUAL GWB AMOUNT

If you withdraw more than the GWB Amount in any contract year on or after the youngest annuitant reaches age 59 1/2, the GWB Value is reduced by an amount equal to the percentage determined by dividing the portion of a withdrawal that is in excess of the GWB Amount for that contract year ("excess withdrawal") by the contract value at time of the excess withdrawal, as described below. The new GWB Value following an excess withdrawal is calculated as follows:

   1) Determine the portion of the most recent withdrawal, in combination with the sum of all other withdrawals taken in the current contract year, that exceeds the GWB Amount for that contract year.

   2) Determine what the contract value would have been at the end of the valuation period had you NOT taken the withdrawal, less any portion of the most recent withdrawal that is eligible to be applied to the GWB Amount in that contract year.
   3) Determine the percentage reduction in GWB Value by dividing the amount determined in (1) by the amount determined in (2).
   4) Multiply the percentage determined in (3) by the GWB Value prior to the withdrawal.
   5) Take the GWB Value prior to the withdrawal and reduce it by the amount determined in (4). This will result in a new GWB Value.

For example, assume your contract is in its sixth contract year, has one annuitant who is age 60, a contract value of $30,000 and a GWB Value of $25,000 (the example does not reflect the deduction of income taxes or tax penalties or fees and charges; surrender charges do not apply after the fifth contract year):

         . If you make a first withdrawal of $5,000 in the sixth contract year, you will establish a Withdrawal Percentage of 4% and be eligible to withdraw up to the GWB Amount of $1,000 ($25,000 multiplied by 4%) without causing a reduction in GWB Value.
         . Because your first withdrawal is $5,000, $1,000 of the withdrawal is eligible to be applied to the GWB Amount for that contract year and $4,000 of the withdrawal is an excess withdrawal.
         . For purposes of determining the impact on the GWB Value, the contract value is first reduced by the GWB Amount ($30,000 minus $1,000) resulting in a contract value of $29,000.
         . The $4,000 excess withdrawal proportionally reduces the contract value by 13.79% ($4,000 divided by $29,000) which results in a new GWB Value of $21,552.50 ($25,000 less [25,000 multiplied by 13.79%]).
         . If there are no further withdrawals in that contract year and the GWB Value is not increased on the next contract Anniversary, the GWB Amount for the next contract year will be $862.10 ($21,552.50 multiplied by 4%).

If the contract is a qualified contract and you elect to receive your minimum required distributions under the Code through our Systematic Withdrawal Program, the references to GWB Amount in (1) and (2) above shall mean "the greater of the GWB Amount or any minimum required distribution under the Code determined exclusively by us from the contract value." If you take a withdrawal to satisfy your minimum required distribution in a way other than through our Systematic Withdrawal Program and your RMD is in excess of your GWB Amount, the withdrawal may result in surrender charges (if applicable) and a reduction in your GWB Value.

Any Premium Tax amount that we deduct from your contract value will not be treated as an excess withdrawal.

See Appendix C for additional examples of GWB Value increases and decreases.

CONVERSION OF GWB AMOUNT TO ANNUITY PAYMENTS

If the contract value is reduced to zero because you make a full withdrawal and total withdrawals in that contract year (including the withdrawal that reduces the contract value to zero) do not exceed the GWB Amount, we will convert the contract to an annuity income option. If that happens, we will pay you the difference between your GWB Amount for that contract year (less prior withdrawals in that contract year) and the contract value prior to that withdrawal, and then, on the first day of the calendar month on or after your next contract anniversary, the contract will convert to an annuity option that will pay you an annual amount equal to your GWB Amount for so long as any annuitant is still alive. The first payment will be equal to any remaining portion of the GWB Amount for the contract year at the time of conversion. Once a conversion occurs under this provision, the contract will no longer have a contract value.

IF THE CONTRACT VALUE IS REDUCED TO ZERO BECAUSE YOU MAKE A FULL WITHDRAWAL AND TOTAL WITHDRAWALS IN THAT CONTRACT YEAR (INCLUDING THE WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO) EXCEED THE GWB AMOUNT, YOUR CONTRACT WILL BE TERMINATED AND YOU WILL NOT RECEIVE ANY ANNUITY INCOME PAYMENTS.

If you are receiving GWB Amount payments through our Systematic Withdrawal Program and a withdrawal under the Systematic Withdrawal Program causes this provision to apply, we will continue to pay your GWB Amount as an annuity income payment on the same day of the month for the period you selected under the Systematic Withdrawal Program.

The resulting GWB Amount for future contract years will be paid in monthly annuity income payments as long as each monthly annuity income payment is at least $20. We reserve the right to pay the GWB Amount as an annual annuity income payment or in any other payment method that is mutually agreeable to you and us.

DEATH BENEFIT AFTER CONVERSION OF GWB AMOUNT TO ANNUITY PAYMENTS. On the death of the last surviving annuitant, payments will continue to your beneficiary until the beneficiary has received the Return of Purchase Payment death benefit described below under "Death Benefit During the Accumulation Phase." Once annuity income payments begin, the Return of Purchase Payment death benefit will be reduced by the amount of each annuity income payment. These payments will be equal in amount, except for the last payment, which will be in an amount necessary to reduce the Return of Purchase Payment death benefit described below to zero.

ADDITIONAL INFORMATION

If an annuitant's age has been misstated, we will adjust the GWB Amount to reflect the actual age. If we have previously overpaid GWB Amounts and the GWB Amounts have been converted to an annuity income option as described in the Conversion of GWB Amount to Annuity Payments provision of this contract, we will withhold and apply any future GWB Amounts to the overpayment until we have recovered the amount of the overpayment. If the contract has terminated, we reserve the right to recover the amount of any overpayment from your estate. If we have previously underpaid GWB Amounts and the GWB Amounts have been converted to an annuity income option as described in the Conversion to Annuity Income of GWB Amount Payments provision of this Contract, we will make a lump sum payment equal to the amount previously underpaid plus interest at 6% per annum, compounded annually.

For contracts not owned by a trust, owner(s) must be annuitant(s). Because the Internal Revenue Code requires certain distributions following the death of an owner, we limit joint ownership to spouses only. In order to continue the contract and the GWB after the first annuitant's death, the designated joint annuitant must be the first annuitant's spouse on the date of death.

For contracts owned by a grantor trust, in order for the joint annuitant to be able to continue the contract after the first annuitant's death, federal income tax law requires that the designated beneficiary (in this case, the joint annuitant) must be the annuitant's spouse on the date of the annuitant's death. This may impact certain estate planning considerations which depend on the grantor trust being treated as the designated beneficiary and should be taken into account prior to the purchase of the contract.

Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation (see "Death Benefit--Spousal Continuation"), are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same-sex marriage spouse. Accordingly, a purchaser who has or is contemplating a civil union or same-sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the contract owner under the GWB feature.

We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and non-qualified contracts subject to Section 72(s)).

8. PERFORMANCE

We periodically advertise subaccount performance relating to the investment options. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the variable account product charges and the investment option expenses. It does not reflect the deduction of any applicable account fee or surrender charge. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the variable account product charges, account fee, surrender charges, and the investment option expenses.

For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding investment options for the periods commencing from the date on which the particular investment option was made available through the variable account.

In addition, the performance for the investment options may be shown for the period commencing from the inception date of the investment options. These figures should not be interpreted to reflect actual historical performance of the variable account.

We or a selling firm may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment options and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

We or a selling firm may advertise the GWB feature using illustrations showing how the benefit works with historical performance of specific investment options or with a hypothetical rate of return or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying investment options.

You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.

9. DEATH BENEFIT DURING THE ACCUMULATION PHASE

UPON YOUR DEATH

If you die during the accumulation phase, we will pay a death benefit to your beneficiary (or beneficiaries).

Where there are multiple beneficiaries, the death benefit for each beneficiary will be determined as of the time that beneficiary submits the necessary documentation in good order.

If you have a joint annuitant, the death benefit will not be paid when the first annuitant dies (except for certain qualified contracts with a joint annuitant who is age 95 or older at the death of the first annuitant--see "Spousal Continuation" below). Upon the death of either annuitant, the surviving joint annuitant will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.

If a non-natural person owns the contract, the annuitant will be deemed to be the owner in determining the death benefit.

DEATH BENEFIT

The death benefit will be payable to your beneficiaries upon the last surviving annuitant's death. The beneficiaries must elect the death benefit to be paid under one of the two options below. Subject to our administrative procedures, we will pay a death benefit equal to the contract value death benefit if the contract value death benefit is greater than the sum of payments to be received under the Return of Purchase Payment death benefit. Until you direct us to pay those proceeds to you in a lump sum or under any other option we make available, the death benefit amount will remain in the variable account for up to five years from the date of death.

1) Contract Value

The first option is a death benefit equal to the contract value as determined as of the end of the business day on which we receive due proof of death and an election for the payment method. This death benefit amount remains in the investment options until each of the beneficiaries submits the necessary documentation in good order to claim his/her death benefit. (See "General Death Benefit Provisions" below.) Any death benefit amounts held in the variable account on behalf of the remaining beneficiaries are subject to investment risk.

2) Return of Purchase Payment Death Benefit

The second option is a Return of Purchase Payment death benefit, equal to the Purchase Payment reduced by withdrawals as described below.

If total withdrawals in any contract year after the youngest annuitant reaches age 59 1/2 do not exceed the GWB Amount for that same contract year, the Return of Purchase Payment death benefit is reduced by the dollar amount of the withdrawal(s).

If you make withdrawals before the youngest annuitant reaches age 59 1/2, the Return of Purchase Payment death benefit will be reduced as follows:

   1) At the end of the valuation period in which you make the withdrawal, we divide the withdrawal by what the contract value would have been at the end of the valuation period had you not taken the withdrawal. The result is the percentage factor used to calculate the reduction in the Return of Purchase Payment death benefit.
   2) Multiply the percentage determined in (1) by the Return of Purchase Payment death benefit immediately before the withdrawal. The result is the amount by which the old Return of Purchase Payment death benefit is reduced.

If you make withdrawals after the youngest annuitant reaches age 59 1/2 and the total withdrawals in a contract year are greater than the GWB Amount for that contract year, then the Return of Return of Purchase Payment death benefit will be equal to the Return of Purchase Payment death benefit, reduced by the amount of the GWB Amount for that contract year, then further reduced as follows:

   1) Determine the portion of the most recent withdrawal, in combination with the sum of all other withdrawals taken in the current contract year, that exceeds the GWB Amount for that contract year.

   2) Determine what the contract value would have been at the end of the valuation period had you NOT taken the withdrawal, less any portion of the most recent withdrawal that is eligible to be applied to the GWB Amount in that contract year.
   3) Determine the percentage reduction in Return of Purchase Payment death benefit by dividing the amount determined in (1) by the amount determined in (2).
   4) Multiply the percentage determined in (3) by the Return of Purchase Payment death benefit prior to the excess withdrawal.
   5) Take the Return of Purchase Payment death benefit prior to the excess withdrawal and reduce it by the amount determined in (4). This will result in a new Return of Purchase Payment death benefit.

If the last annuitant dies before a withdrawal percentage has been determined, the withdrawal percentage will be based on the age of last annuitant at time of death. If the last annuitant had not reached age 59 1/2 at the time of their death, the withdrawal percentage will be 4%.

The Return of Purchase Payment death benefit will be paid to your beneficiary in monthly payments or at any frequency acceptable to your beneficiary and us (but not less than annually). Such installment payments shall be equal in amount, except for the last payment, which will be in an amount necessary to reduce the Return of Purchase Payment death benefit to zero. Except to the extent required under federal income tax law, the total annual payment will not exceed the GWB Amount. If your beneficiary dies while such payments are made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing.

(See Appendix B for examples of the death benefit.)

GENERAL DEATH BENEFIT PROVISIONS

Any death benefit will be paid in accordance with applicable law or regulations governing death benefit payments. The death benefit amount remains in the variable account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the variable account will continue to be subject to investment risk. This risk is borne by the beneficiary.

After the death of all the owners and annuitants, each beneficiary has the right to receive their share of the death benefit. Before we make a payment to any beneficiary, we must receive at our Annuity Service Center due proof of death (generally a death certificate, see "Proof of Death", below) for each owner and annuitant, an election for the payment method and any required tax withholding and other forms. We may seek to obtain a death certificate directly from the appropriate governmental body if we believe that any owner may have died.

Once we have received due proof of death, we will, upon Notice to us, pay any beneficiary who has provided us with required tax withholding and other forms. We will then have no further obligations to that beneficiary. If a beneficiary has been designated to receive a specified fraction of the death benefit, we will pay that fraction as determined on the date of payment.

PROOF OF DEATH. We will require due proof of death before any death benefit is paid. Due proof of death will be:

  .   a certified death certificate;
  . a certified decree of a court of competent jurisdiction as to the finding of death;
  .   a written statement by a licensed medical doctor who attended the deceased; or
  .   any other proof satisfactory to us.

If the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law generally allows distributions to begin by the year in which the annuitant would have reached 70 1/2 (which may be more or less than five years after the annuitant's death).

A beneficiary must elect the death benefit to be paid under one of the payment options. The entire death benefit must be paid within five years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For tax qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.

Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. (See "Federal Income Tax Status.")

If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within seven days. Payment to the beneficiary under an annuity option may only be elected during the 60-day period beginning with the date we receive due proof of death.

SPOUSAL CONTINUATION

When the primary beneficiary is the spouse of the annuitant and is a joint annuitant, upon the first annuitant's death, the spouse will be deemed to have elected to continue the contract in his or her own name. If the contract is a tax qualified contract and the surviving annuitant is age 95 or older on the day we receive due proof death, the contract may not be continued. In this case, the surviving annuitant may elect a death benefit as set forth above.

Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs (see "Federal Income Tax Status"). For contracts owned by a grantor trust, in order for the spouse to be able to continue the contract after the first annuitant's death, federal income tax law requires that the joint annuitant must be the annuitant's spouse on the date of the annuitant's death.

Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same sex marriage spouse. Accordingly, a purchaser who has or is contemplating a civil union or same sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the contract owner under GWB feature (see " Guaranteed Withdrawal Benefit for Life").

10. FEDERAL INCOME TAX STATUS

INTRODUCTION

We do not intend the following discussion to be tax advice. For tax advice you should consult a tax adviser. Although the following discussion is based on our understanding of federal income tax laws as currently interpreted, there is no guarantee that those laws or interpretations will not change.

This discussion does not address federal gift tax, state or local income tax, or other considerations which may be involved in the purchase, operation, or exercise of any rights or options under the Contract. Also, this discussion does not address estate tax issues that might arise due to the death of an Owner or Annuitant. The particular situation of each Owner, Annuitant, and Beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due. You should seek competent tax advice on such matters pertaining to you.

In addition, we make no guarantee regarding any tax treatment--federal, state, or local--of any Contract or of any transaction involving a Contract.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in an Owner's contract value is generally not taxable to the Owner until received, either in the form of annuity income payments or in some other form of distribution. However, as discussed below, this rule applies only if:

(1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

(2) the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3) the Owner is an individual (or an individual is treated as the Owner for tax purposes).

DIVERSIFICATION REQUIREMENTS

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Subaccount of the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed currently on the excess of the contract value over the Purchase Payment paid for the Contract. The Subaccounts of the Variable Account intend to comply with the diversification requirements. In this regard, we have entered into agreements with Funds under the Subaccounts that require the Funds to be "adequately diversified" in accordance with the Internal Revenue Code and Treasury Department regulations.

OWNERSHIP TREATMENT

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to make Exchanges among the Investment Options may cause you to be considered the owner of the assets of the Variable Account. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

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SEPARATE ACCOUNT CHARGES

It is conceivable that certain benefits or the charges for certain benefits such as the guaranteed withdrawal benefit, could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-NATURAL OWNER

As a general rule, Contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this rule for non-natural Owners. Under one exception, a Contract will generally be treated as held by a natural person if the nominal owner is a trust or other entity that holds the Contract as an agent for a natural person. We do not intend to offer the Contracts to "non-natural" persons. However, we will offer the Contracts to revocable grantor trusts in cases where the grantor represents that the trust is for the benefit of the grantor annuitant (i.e. the Contract is held by the trust for the benefit of a natural person (an "individual")). The following discussion assumes that a Contract will be owned by an individual.

DELAYED ANNUITY COMMENCEMENT DATES

On the Contract Date, the Annuity Date is automatically set to be the first day of the calendar month on or after the Contract Anniversary that falls on or after the oldest Owner's 95/th/ birthday. Federal income tax rules do not expressly identify a particular age by which annuity income payments must begin. However, if the Contract's Annuity Date occurs (or is scheduled to occur) at too advanced an age, it is conceivable that the Internal Revenue Service could take the position that the Contract is not an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in the Owner's income.

The following discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

In addition, to qualify as an annuity for federal tax purposes, the Contract must satisfy certain requirements for distributions in the event of the death of the Owner of the Contract. The Contract contains such required distribution provisions. For further information on these requirements see the Statement of Additional Information.

QUALIFIED CONTRACTS

You may use the Contract as an Individual Retirement Annuity. The IRA contract has not yet been approved by the IRS as to the form of the IRA. Under
Section 408(b) of the Code, eligible individuals may contribute to an Individual Retirement Annuity ("IRA"). The Code permits certain "rollover" contributions to be made to an IRA. In particular, certain qualifying distributions from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, a Governmental 457(b) plan, or an IRA, may be received tax-free if rolled over to an IRA within 60 days of receipt. Because the Contract's minimum initial payment of $50,000 is greater than the maximum annual contribution permitted to an IRA, a Qualified Contract may be purchased only in connection with a "rollover" of the proceeds from a qualified plan, tax sheltered annuity, or IRA.

In order to qualify as an IRA under Section 408(b) of the Code, a Contract must contain certain provisions:

(1) the Owner of the Contract must be the Annuitant and, except for certain transfers incident to a divorce decree, the Owner cannot be changed and the Contract cannot be transferable;

(2) the Owner's interest in the Contract cannot be forfeitable; and

(3) annuity and payments following the death of an Owner must satisfy certain minimum required distributions. Contracts issued on a qualified basis will conform to the requirements for an IRA and will be amended to conform to any future changes in the requirements for an IRA.

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Under legislation enacted in 2009, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution for 2009. This may impact required minimum distributions for 2009 and in instances where your first required minimum distribution would have been due by April 1, 2010. This required minimum distribution waiver does not apply if you are receiving annuitized payments under your contract. The required minimum distribution rules are complex, so consult with your tax advisor before waiving your 2009 required minimum distribution payment.

CONTRACT VALUES AND PROCEEDS

Under current law, you will not be taxed on increases in the value of your Contract until a distribution occurs.

A distribution may occur in the form of a withdrawal, payments following the death of an Owner and payments under an Annuity Income Option.

The assignment or pledge of any portion of the value of a Contract may also be treated as a distribution. In the case of a Qualified Contract, you may not receive or make any such pledge. Any such pledge will result in disqualification of the Contract as an IRA and inclusion of the value of the entire Contract in income.

Additionally, a transfer of Non-qualified Contract for less than full and adequate consideration will result in a deemed distribution, unless the transfer is to your spouse (or to a former spouse pursuant to divorce decree).

The taxable portion of a distribution is taxed as ordinary income. Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

TAXES ON SURRENDER OF THE CONTRACT BEFORE ANNUITY INCOME PAYMENTS BEGIN

If you fully surrender your Contract before annuity income payments commence, you will be taxed on the portion of the distribution that exceeds your cost basis in your Contract. In addition, amounts received as the result of the death of the Owner or Annuitant that are in excess of your cost basis will also be taxed.

For Non-Qualified Contracts, the cost basis is generally the amount or your payments, and the taxable portion of the proceeds is taxed as ordinary income.

For Qualified Contracts, we will report the cost basis as zero, and the entire amount of the surrender payment is taxed as ordinary income. You may want to file an Internal Revenue Service form 8608 if any part of your Purchase Payment has been previously taxed.

TAXES ON PARTIAL WITHDRAWALS

Withdrawals of the GWB Amount and withdrawals received under the Systematic Withdrawal Program are treated as partial withdrawals.

Partial Withdrawals under a Non-Qualified Contract are treated for tax purposes as first being taxable withdrawals of investment income, rather than as return of your Purchase Payment, until all investment income has been withdrawn. You will be taxed on the amount withdrawn to the extent that your contract value at that time exceeds your payments. In the event of your GWB Amount in a contract year exceeds your contract value, you will be taxed on the amount withdrawn to the extent that your GWB Amount exceeds your Purchase Payment.

Partial withdrawals under the Qualified Contract are prorated between taxable income and non-taxable return of investment. We will report the cost basis of a Qualified Contract as zero, and the partial withdrawal will be fully taxed unless you have filed an Internal Revenue Service form 8608 to identify the part of your Purchase Payment that has been previously taxed.

Partial and complete withdrawals may be subject to a 10% penalty tax (see "10% Penalty Tax on Early Withdrawals"). Partial and complete withdrawals also may be subject to federal income tax withholding requirements.

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AGGREGATION OF CONTRACTS

In certain circumstances, the IRS may determine the amount of annuity income payment or withdrawal from a contract that is includible in income by combining some or all of the annuity contracts a persons owns. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by us, the IRS might in certain circumstances treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining the portion of the distribution that is includible in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal or an annuity income payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

In the case of a Qualified Contract, the tax law requires for all post-1986 contributions and distributions that all individual retirement accounts and annuities be treated as one Contract.

TAXES ON ANNUITY INCOME PAYMENTS

Although the tax consequences may vary depending on the form of annuity selected under the Contract, the recipient of Annuity Income payments under the Contract generally is taxed on the portion of such income payments that exceed the cost basis in the Contract. In the case of fixed income payments, like the Annuity Income payments provided under the Contract, the exclusion amount is determined by multiplying (1) the Annuity Income payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of Annuity Income payments for the term of the Contract (as determined under Treasury Department regulations). Once the total amount of the investment in the contract is excluded, Annuity Income payments will be fully taxable. If Annuity Income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

For Qualified Contracts, we report the cost basis as zero and each annuity income payment is fully taxed unless you have filed an Internal Revenue Service form 8608 to identify the part of your Purchase Payment that has been previously taxed.

10% PENALTY TAX ON EARLY WITHDRAWALS OR DISTRIBUTIONS

A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions. The penalty tax applies to early withdrawals or distributions. The penalty tax is not imposed on:

(1) distributions made to persons on or after age 59 1/2;

(2) distributions made after death of the Owner;

(3) distributions to a recipient who has become disabled;

(4) distributions in substantially equal installments made for the life of the taxpayer or the lives of the taxpayer and a designated second person; or

(5) in the case of Qualified Contracts, distributions received from the rollover of the Contracts into another qualified contract or IRA.

We believe that systematic withdrawals under the Systematic Withdrawal Program would not satisfy the exception to the 10 percent penalty tax described in
(4) above. You should consult your tax advisor before electing to take systematic withdrawals commencing prior to age 59 1/2.

OTHER TAX INFORMATION

In the case of a Qualified Contract, a 50% excise tax is imposed on the amount by which minimum required annuity or payments following the death of Owner exceed actual distributions.

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We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under the Contract, unless the Owner or Beneficiary files a written election prior to the distribution stating that he or she chooses not to have any amounts withheld. Such an election will not relieve you of the obligation to pay income taxes on the taxable portion of any distribution.

EXCHANGES OF CONTRACTS

We may issue the Contract in exchange for all or part of another annuity or life insurance contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the contract exchanged. Your contract value immediately after the exchange may exceed our investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g. as a partial surrender, full surrender, annuity income payment or death benefit). If you exchange part of an existing contract of a Contract, the IRS might treat the two as one annuity contract in certain circumstances. SEE AGGREGATION OF CONTRACTS as described above.

In addition, before the Annuity Date, if we agree, you may exchange all (but not part) of your contract value for any immediate annuity contract we then offer. Such an exchange will be tax free if certain requirements are satisfied.

You should consult your tax advisor in connection with an exchange for or of a Contract.

TRANSFER OF A CONTRACT TO OR FROM A REVOCABLE GRANTOR TRUST

A contract owned by a revocable grantor trust may be transferred to a grantor, and a Contract owned by one or two individual(s) may be transferred to a revocable grantor trust of which the individual(s) is (are) the grantor(s). In either situation, the Annuitant(s) must remain the same. The federal income tax treatment of such transfers is unclear. You should consult your tax advisor before making such a transfer.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion

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of the amounts distributed generally will be excluded from gross income for
Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

TAX BENEFITS RELATED TO THE ASSETS OF THE VARIABLE ACCOUNT

We may be entitled to certain tax benefits related to the assets of the variable account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the variable account or to contract owners because we are the owner of the assets from which the tax benefits are derived.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. We will notify you of any changes to your contract. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under the Code. The earnings of the Variable Account are taxed as part of our operations, and thus the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under the existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Therefore, we do not expect to incur federal income taxes on earnings of the Variable Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Variable Account for our federal income taxes. We will periodically review the need for a charge to the Variable Account for company federal income taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to provide for such taxes.

Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Variable Account.

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11. OTHER INFORMATION

METLIFE

Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. Our home office is located at 200 Park Avenue, New York, New York 10166-0188. Metropolitan Life was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions.

THE VARIABLE ACCOUNT

We have established a VARIABLE ACCOUNT, Metropolitan Life Separate Account E (the "variable account"), to hold the assets that underlie the contracts. We established the variable account on September 27, 1983. We have registered the variable account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The variable account is divided into subaccounts.

The assets of the variable account are held in our name on behalf of the variable account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

We reserve the right to transfer assets of the variable account to another account, and to modify the structure or operation of the variable account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your contract value.

The amount of the guaranteed death benefit that exceeds the contract value is paid from our general account. In addition, portions of the contract's guaranteed living benefits payable may exceed the amount of the contract value and be paid from our general account. Benefit amounts paid from the general account are subject to the claims-paying ability of MetLife.

DISTRIBUTOR

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

Distributor and we have entered into selling agreements with a selling firm for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by the selling firm. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

SELLING FIRMS

As noted above, Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of our variable annuity contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. A selling firm may also receive additional compensation (described below under "Additional Compensation"). These commissions and other incentives or payments are not charged directly to contract owners or the variable account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to a selling firm may be passed on to

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their sales representatives in accordance with a selling firm's internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

We and Distributor have entered into selling agreements with selling firms that have an affiliate that acts as investment adviser and/or subadviser to one or more investment options under the contract. These investment advisory firms include Strategic Advisers, Inc., Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. and Fidelity Research & Analysis Company.

COMPENSATION PAID TO A SELLING FIRM. We and Distributor pay compensation to a selling firm in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for sales of this contract by a selling firm is 2.5% of the purchase payment, along with annual trail commissions up to 0.05% of contract value for so long as the contract remains in effect or as agreed in the selling agreement.

We may also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as "annuity payments"). (See "Annuity Payments--The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

ADDITIONAL COMPENSATION. We and Distributor may pay additional compensation to a selling firm, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to a selling firm based on cumulative periodic (usually quarterly) sales of the contracts. Introduction fees are payments to a selling firm in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on contract values of our variable insurance contracts (including contract values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in a selling firm's marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. See the Statement of Additional Information for more information.

The amounts of additional compensation discussed above may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide a selling firm and/or its sales representatives with an incentive to favor sales of the contracts over other annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative.

REQUESTS AND ELECTIONS

We will treat your request for a contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a purchase payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 770001, Cincinnati, OH 45277-0051. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract.

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Requests for service may be made:

  .   Through your registered representative
  . By telephone at (800) 634-9361, between the hours of 8:00AM and 8:00PM Eastern Time
  .   In writing to our Annuity Service Center

A request or transaction generally is considered in GOOD ORDER if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your registered representative before submitting the form or request.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.

CONFIRMING TRANSACTIONS. We will send out confirmations that a transaction was recently completed. Unless you inform us of any errors within 15 days of receipt, we will consider these communications to be accurate and complete.

OWNERSHIP

OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.

These rights include the right to:

  .   change the beneficiary.
  .   assign the contract (subject to limitation).
  .   change the payment option.
  . exercise all other rights, benefits, options and privileges allowed by the contract or us.

The owner is as designated at the time the contract is issued. The owner may not be changed (unless removed pursuant to court order).

JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons who must be spouses. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.

BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. Any change in the beneficiary designation is effective on the date the notice was signed, subject to receipt in good order by us. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).

ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base annuity payments. You cannot change the annuitant after the contract has been issued (unless removed pursuant to court order). Any reference to annuitant includes any joint annuitant under an annuity option. The owner(s) and the annuitant(s) must be the same person except for qualified contracts, which can have only one owner but may have JOINT ANNUITANTS, or where the contract is owned by certain trusts, but there may be joint annuitants.

ASSIGNMENT. A qualified contract may not be assigned. A non-qualified contract may not be sold, gifted, transferred, or assigned, and any purported gift, transfer or assignment will be void, except as follows: (a) the contract may be assigned to an insurance company, regulated as such under the insurance laws of one of the United States, solely for the purpose of effecting a tax-free exchange under section 1035 of the Internal Revenue Code; (b) a contract owned by a revocable grantor trust may be transferred to the grantor or another revocable grantor trust where the grantor is the same individual; and (c) a contract owned by one individual may be transferred to a revocable grantor trust of which the individual is the grantor.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the variable account or upon the ability of MetLife Investors Distribution Company to perform its contract with the variable account or of MetLife to meet its obligations under the contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the variable account have been included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Company

Independent Registered Public Accounting Firm

Custodian

Distribution

Calculation of Performance Information

Annuity Provisions

Tax Status of the Contracts

Financial Statements

APPENDIX A

ACCUMULATION UNIT VALUES

At this time, accumulation unit value information is not available because the contract was not offered for sale prior to December 10, 2009, and therefore there are no accumulation units outstanding as of the date of this prospectus.

APPENDIX B

DEATH BENEFIT EXAMPLES

The investment results shown in the examples below are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract owner and the investment experience of the investment options chosen. The examples below do not reflect the deduction of fees and expenses, surrender charges or income taxes and tax penalties. All amounts are rounded to the nearest dollar.

Example 1

Assume your contract has one annuitant who is age 65 and you made a $100,000 purchase payment on the contract date. The initial Return of Purchase Payment death benefit is $100,000. You take a withdrawal in the first contract year equal to your GWB Amount of $5,000 ($100,000 * 5% = $5,000). The Return of Purchase Payment death benefit gets reduced to $95,000. Later in that same contract year, you take an additional withdrawal of $4,500 when your contract value is $90,000. The Return of Purchase Payment death benefit is reduced to $90,250 ($95,000 - $95,000 * ($4,500 / $90,000)).

Example 2

Assume your contract has one annuitant who is age 65 and you made a $100,000 purchase payment on the contract date. The initial Return of Purchase Payment death benefit is $100,000. You take a withdrawal of $6,000 when your contract value is $98,000. Your GWB Amount for the first contract year is $5,000 ($100,000 * 5% = $5,000), so $1,000 of your withdrawal is considered an excess withdrawal. The Return of Purchase Payment death benefit first reduces by the GWB Amount to $95,000 ($100,000 - $5,000). Then the Return of Purchase Payment death benefit is further reduced for the excess withdrawal to $93,978.49 ($95,000 - $95,000*($1,000 / $93,000)).

Example 3

Assume your contract has one annuitant who is age 65 and you made a $100,000 purchase payment on the contract date. The initial Return of Purchase Payment death benefit is $100,000. You elect to take the greater of your GWB amount or your RMD amount through the Systematic Withdrawal Program. During the first contract year, you take out your $5,000 GWB Amount and your Return of Purchase Payment death benefit goes to $95,000. In your second contract year, your RMD amount is $5,500, so you take that amount out of your contract. Since you are signed up to take your RMD through the Systematic Withdrawal Program, this withdrawal is not considered an excess withdrawal, and your Return of Purchase Payment death benefit is reduced by the amount of the withdrawal to $89,500.

APPENDIX C

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE EXAMPLES

The purpose of these examples is to illustrate the operation of the GWB feature. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment options chosen. The examples do not reflect the deduction of fees and charges (other than applicable surrender charges) or income taxes and tax penalties. The GWB does not establish or guarantee a contract value or minimum return for any investment option. The GWB Value cannot be taken as a lump sum.

GWB VALUE AND GWB AMOUNT

Assume your contract has one annuitant who is age 64 and you made a $25,000 purchase payment on the contract date. Assume you make one withdrawal in the first contract year equal to your eligible GWB Amount ($1,000 = 4% Withdrawal Percentage multiplied by the $25,000 GWB Value). Your GWB Value would be $25,000 for the entire first contract year. If your contract value is $30,000 at time of the first contract anniversary, your GWB Value will be increased to $30,000 and your GWB Amount for the second contract year would be increased to $1,200 to reflect the increased GWB Value.

In the same example, if the contract value was $20,000 at time of the first contract anniversary, the GWB Value would be unchanged on the contract anniversary and would remain at $25,000. Similarly, the GWB Amount would also be unchanged and remain $1,000.

WITHDRAWALS IN EXCESS OF ANNUAL GWB AMOUNT

Assume your contract has one annuitant who is age 64 and you made a $100,000 purchase payment on the contract date. If you make no withdrawals during the first contract year your GWB Value would be $100,000 for the whole contract year. Further assume that you make a $3,000 withdrawal during the first contract year. This withdrawal will establish the Withdrawal Percentage as 4% and the GWB Amount as $4,000. Because the withdrawal does not exceed your eligible GWB Amount, there are no surrender charges applicable to this withdrawal and there is no reduction to the GWB Value. Your contract value will be reduced by $3,000, the amount of the withdrawal.

Further assume that later in that first contract year, you make a second withdrawal, this time for $10,000. At the time of this $10,000 withdrawal, the GWB Amount is $4,000 and the sum of all prior withdrawals in this contract year is $3,000. Therefore, $1,000 of the withdrawal is treated as a withdrawal of your GWB Amount and the remainder of the withdrawal ($9,000) is treated as an excess withdrawal. Assume your contract value would have been $104,000 at the end of the valuation period had you not taken the withdrawal. Your GWB Value will be reduced by 8.74%. The 8.74% reduction is determined by dividing the $9,000 excess withdrawal by $103,000 ($104,000 - $1,000 determined above) resulting in a new GWB Value of $91,260 ($100,000 GWB Value minus [100,000 multiplied by .0874]). Additionally, a $180 surrender charge is due on the $10,000 withdrawal (2% of the $9,000 excess withdrawal).

Further assume that you make a third withdrawal in the first contract year, this time for $5,000. At the time of this $5,000 withdrawal, the GWB Amount is $4,000 and the sum of all prior withdrawals in this contract year is $13,000. Therefore, all $5,000 of the withdrawal is treated as an excess withdrawal. If your contract value would have been $90,000 at the end of the valuation period had you not taken the withdrawal, your GWB Value will reduce by 5.56% ($5,000 excess withdrawal divided by $90,000) resulting in a new GWB Value of $86,185.94 ($91,260 GWB Value minus [91,260 multiplied by .0556]). A $100 surrender charge is due on the $5,000 withdrawal (2% of the $5,000 excess withdrawal).

REQUIRED MINIMUM DISTRIBUTIONS UNDER THE GWB

Assume your contract date is five years in the past and your contract has one annuitant who is age 75. Also assume that your GWB Value is $100,000, your GWB Amount is $5,000 and your minimum required distribution, as computed exclusively by us, is $5,300 for the current calendar year. Assume further that you have not yet made any withdrawals from your contract in the current contract year, nor have you made any withdrawals in the current calendar year. Also, assume that your next contract anniversary will occur in the following calendar year and that your GWB Value did not increase on your contract anniversary in the current calendar year.

Example 1

To satisfy your RMD, you request a $5,300 withdrawal outside of our Systematic Withdrawal Program. At the time of this $5,300 withdrawal, the GWB Amount is $5,000 and the sum of all prior withdrawals in this contract year is $0. Therefore, $5,000 of the withdrawal is treated as a withdrawal of your GWB Amount and the remainder of the withdrawal ($300) is treated as an excess withdrawal. A reduction in your GWB Value will occur because you did not participate in the Systematic Withdrawal Program to receive this withdrawal and you did not meet all of the other criteria as stated on page 22 of this prospectus to receive the greater of your GWB Amount and your RMD. To demonstrate the reduction, assume your contract value would have been $103,000 at the end of the valuation period had you not taken the withdrawal. After your withdrawal is processed, your contract value will be $97,700 and your GWB Value will be reduced by 0.31%. The 0.31% reduction is determined by dividing the $300 excess withdrawal by $98,000 ($103,000 - $5,000 determined above) resulting in a new GWB Value of $99,690 ($100,000 GWB Value minus [100,000 multiplied by .0031]).

Example 2

Alternatively, assume that at the beginning of the year, you had been signed up for a monthly systematic withdrawal of your GWB Amount. Each month we will pay an amount so that we will have paid the greater of your GWB Amount or RMD, in this case $5,300, by the end of the calendar year. Since the withdrawal to cover your RMD was taken through our SWP program, your GWB Value will still be $100,000. We have assumed that all of the conditions for receiving the greater of your GWB Amount and your RMD as shown on page 22 of this prospectus have been met.

Example 3

Assume instead that you sign up for a systematic withdrawal of your GWB Amount in September. In order to meet your RMD requirements, you would need to elect an annual payment frequency from the Systematic Withdrawal Program so that we are able to pay a full year's worth of payments on a systematic basis prior to the end of the calendar year. Note that any frequency of payment other than annual in this case will not allow you to meet your RMD. After the withdrawal of $5,300, your GWB Value will still be $100,000 since the withdrawal to cover your RMD was taken through our Systematic Withdrawal Program. We have assumed that all of the conditions for receiving an RMD exception as shown on page 22 of the prospectus have been met.

                       STATEMENT OF ADDITIONAL INFORMATION

                  INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT

                                    ISSUED BY

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                                       AND

                       METROPOLITAN LIFE INSURANCE COMPANY

            METLIFE GROWTH AND GUARANTEED INCOME(SM) VARIABLE ANNUITY

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED DECEMBER 10, 2009, FOR THE INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT THAT IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS WRITE US AT:
ANNUITY SERVICE CENTER, P.O. BOX 770001, CINCINNATI, OH 45277-0051, OR CALL
(800) 544-2442.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED DECEMBER 10, 2009.

SAI-1209MLICMGGI

TABLE OF CONTENTS                                                         PAGE


COMPANY...................................................................     2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................     2
PRINCIPAL UNDERWRITER.....................................................     2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT.........................     2
UNDERWRITING COMMISSIONS..................................................     2
CALCULATION OF PERFORMANCE INFORMATION....................................     2
     Total Return.........................................................     2
     Historical Unit Values...............................................     3
     Reporting Agencies...................................................     3
ANNUITY PROVISIONS........................................................     4
     Fixed Annuity........................................................     4
     Mortality and Expense Guarantee......................................     4
     Legal or Regulatory Restrictions on Transactions.....................     4
TAX STATUS OF THE CONTRACTS...............................................     4
FINANCIAL STATEMENTS......................................................     6

COMPANY

Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc. (NYSE:MET). MetLife's home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph regarding changes in the Company's method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the prospectus (see "Who Sells the Contracts"). Additional information is provided below. Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts.The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions. The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

UNDERWRITING COMMISSIONS

                   Underwriting Commissions       Amount of Underwriting
                            Paid to                Commissions Retained
Fiscal year       Distributor By the Company          by Distributor
-------------    ----------------------------    -----------------------
2006                     $144,689,685                      $0
2007                     $161,262,394                      $0
2008                     $135,095,926                      $0

CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the separate account product charges, the expenses for the underlying investment portfolio being advertised and any applicable account fee, withdrawal charge, and/or LWG rider charge. For purposes of calculating performance information, the LWG rider charge is currently reflected as a percentage of account value. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable account fee and any applicable sales charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

  P (1 + T)n = ERV

Where:

  P = a hypothetical initial payment of $1,000

  T = average annual total return

  n = number of years

  ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of a withdrawal charge or LWG rider charge. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what the total return may be in any future period.

HISTORICAL UNIT VALUES

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of thousands of investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

ANNUITY PROVISIONS

FIXED ANNUITY

A fixed annuity is a series of payments made during the annuity phase which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The Adjusted Contract Value on the day immediately preceding the annuity date will be used to determine the fixed annuity monthly payment. The monthly annuity payment will be based upon the annuity option elected, the annuitant's age, the annuitant's sex (where permitted by law), and the appropriate annuity option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.

MORTALITY AND EXPENSE GUARANTEE

The Company guarantees that the dollar amount of each annuity payment after the first annuity payment will not be affected by variations in mortality or expense experience.

LEGAL OR REGULATORY RESTRICTIONS ON TRANSACTIONS

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making annuity payments until instructions are received from the appropriate regulator.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

DIVERSIFICATION. In order for your Non-Qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. However, the tax law concerning these rules is subject to change and to different interpretations. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contracts. Consult your tax adviser prior to purchase.

If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the underlying fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract (or on the death of, or change in, any primary annuitant where the contract is owned by a non-natural person). Specifically, Section 72(s) requires that: (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS. Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. If you own more than one individual retirement annuity and/

or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e., determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own contract. We will provide you with additional information regarding the amount that is subject to minumum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the contract owner and/or annuitant of a Qualified Contract, the funds remaining in the contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first required minimum distribution payment by April 1, 2009. In contrast, if your first required minimum distribution would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 required minimum distribution is due by December 31, 2010. For after-death required minimum distributions, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This required minimum distribution waiver does not apply if you are receiving annuitized payments under your contract. The required minimum distribution rules are complex, so consult with your tax adviser before waiving your 2009 required minimum distribution payment.

FINANCIAL STATEMENTS

The financial statements of each of the Sub-Accounts of the Separate Account and the Company are included herein.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.

ANNUAL REPORT

DECEMBER 31, 2008

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF

METROPOLITAN LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Metropolitan Life Separate Account E
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Appendix A as of December 31, 2008, the related statements of operations for each of the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2008, the results of their operations for each of the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 31, 2009
(November 2, 2009 as to Note 7)

APPENDIX A

MSF BlackRock Diversified Investment Division
MSF BlackRock Aggressive Growth Investment
Division
MSF MetLife Stock Index Investment Division
MSF Julius Baer International Stock Investment
Division
MSF FI Mid Cap Opportunities Investment Division
MSF T. Rowe Price Small Cap Growth Investment
Division
MSF Oppenheimer Global Equity Investment Division
MSF MFS Value Investment Division
MSF Neuberger Berman Mid Cap Value Investment
Division
MSF T. Rowe Price Large Cap Growth Investment
Division
MSF Lehman Brothers Aggregate Bond Index
Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Russell 2000 Index Investment Division
MSF Jennison Growth Investment Division
MSF BlackRock Strategic Value Investment Division
MSF MetLife Mid Cap Stock Index Investment
Division
MSF Franklin Templeton Small Cap Growth
Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF BlackRock Bond Income Investment Division
MSF BlackRock Money Market Investment Division
MSF Davis Venture Value Investment Division
MSF Loomis Sayles Small Cap Investment Division
MSF Harris Oakmark Focused Value Investment
Division
MSF Western Asset Management Strategic Bond
Opportunities Investment Division
MSF Western Asset Management U.S. Government
Investment Division
MSF FI Value Leaders Investment Division
MSF MFS Total Return Investment Division
MSF BlackRock Legacy Large Cap Growth Investment
Division
MSF MetLife Conservative Allocation Investment
Division
MSF MetLife Conservative to Moderate Allocation
Investment Division
MSF MetLife Moderate Allocation Investment
Division
MSF MetLife Moderate to Aggressive Allocation
Investment Division
MSF MetLife Aggressive Allocation Investment
Division
MSF FI Large Cap Investment Division
Fidelity VIP Money Market Investment Division
Fidelity VIP Equity-Income Investment Division

Fidelity VIP Growth Investment Division
Fidelity VIP Investment Grade Bond Investment
Division
Calvert Social Balanced Investment Division
Calvert Social Mid Cap Growth Investment Division
MIST Lord Abbett Bond Debenture Investment
Division
MIST MFS Research International Investment
Division
MIST T. Rowe Price Mid Cap Growth Investment
Division
MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST Lazard Mid Cap Investment Division
MIST Met/AIM Small Cap Growth Investment
Division
MIST Harris Oakmark International Investment
Division
MIST Oppenheimer Capital Appreciation Investment
Division
MIST Legg Mason Partners Aggressive Growth
Investment Division
MIST Third Avenue Small Cap Value Investment
Division
MIST Clarion Global Real Estate Investment Division
MIST Legg Mason Value Equity Investment Division
MIST SSgA Growth ETF Investment Division
MIST SSgA Growth and Income ETF Investment
Division
MIST PIMCO Inflation Protected Bond Investment
Division
MIST Janus Forty Investment Division
MIST BlackRock Large Cap Core Investment Division
Variable B Investment Division
Variable C Investment Division
MIST American Funds Balanced Allocation
Investment Division
MIST American Funds Growth Allocation Investment
Division
MIST American Funds Moderate Allocation
Investment Division
MIST Met/Templeton Growth Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment
Division
MIST Met/Franklin Templeton Founding Strategy
Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization
Investment Division
American Funds Bond Investment Division

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                                     MSF BLACKROCK
                                                       DIVERSIFIED
                                               INVESTMENT DIVISION
                                               -------------------
ASSETS:
  Investments at fair value                          $ 719,505,429
  Other receivables                                             --
  Due from Metropolitan Life Insurance Company                  --
                                               -------------------
       Total Assets                                    719,505,429
                                               -------------------
LIABILITIES:
  Other payables                                                --
  Due to Metropolitan Life Insurance Company                 1,088
                                               -------------------
       Total Liabilities                                     1,088
                                               -------------------
NET ASSETS                                           $ 719,504,341
                                               ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units                 $ 713,987,022
  Net assets from contracts in payout                    5,517,319
                                               -------------------
       Total Net Assets                              $ 719,504,341
                                               ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                            MSF BLACKROCK   MSF METLIFE STOCK     MSF JULIUS BAER      MSF FI MID CAP
                                        AGGRESSIVE GROWTH               INDEX INTERNATIONAL STOCK       OPPORTUNITIES
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 344,652,538     $ 1,968,763,192       $ 168,220,428       $ 254,905,268
  Other receivables                                    --                  --                  --                  --
  Due from Metropolitan
     Life Insurance Company                           219                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           344,652,757       1,968,763,192         168,220,428         254,905,268
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                      287                  --                  --                  --
  Due to Metropolitan
     Life Insurance Company                         1,599               1,502               1,512               1,822
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                            1,886               1,502               1,512               1,822
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 344,650,871     $ 1,968,761,690       $ 168,218,916       $ 254,903,446
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 344,361,801     $ 1,954,212,854       $ 167,959,495       $ 254,467,741
  Net assets from contracts in payout             289,070          14,548,836             259,421             435,705
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 344,650,871     $ 1,968,761,690       $ 168,218,916       $ 254,903,446
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                  MSF NEUBERGER                              MSF LEHMAN
  MSF T. ROWE PRICE     MSF OPPENHEIMER                          BERMAN MID CAP   MSF T. ROWE PRICE  BROTHERS AGGREGATE
   SMALL CAP GROWTH       GLOBAL EQUITY       MSF MFS VALUE               VALUE    LARGE CAP GROWTH          BOND INDEX
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 136,697,805       $ 137,023,864       $ 215,869,154       $ 280,524,425       $ 131,352,473       $ 759,755,215
                287                  --                  --                  --                  --                  --
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        136,698,092         137,023,864         215,869,154         280,524,425         131,352,473         759,755,215
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
              1,902               1,560               1,696               1,422               1,606               1,354
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,902               1,560               1,696               1,422               1,606               1,354
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 136,696,190       $ 137,022,304       $ 215,867,458       $ 280,523,003       $ 131,350,867       $ 759,753,861
=================== =================== =================== =================== =================== ===================
      $ 136,501,041       $ 136,937,895       $ 213,342,591       $ 280,334,846       $ 128,149,305       $ 757,702,477
            195,149              84,409           2,524,867             188,157           3,201,562           2,051,384
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 136,696,190       $ 137,022,304       $ 215,867,458       $ 280,523,003       $ 131,350,867       $ 759,753,861
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                       MSF MORGAN STANLEY    MSF RUSSELL 2000        MSF JENNISON       MSF BLACKROCK
                                               EAFE INDEX               INDEX              GROWTH     STRATEGIC VALUE
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 308,390,976       $ 182,882,674        $ 23,642,653       $ 254,884,699
  Other receivables                                    --                  --                  --                  --
  Due from Metropolitan
     Life Insurance Company                            --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           308,390,976         182,882,674          23,642,653         254,884,699
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                       --                  --                  --                  --
  Due to Metropolitan
     Life Insurance Company                         2,155               2,072               1,379               2,031
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                            2,155               2,072               1,379               2,031
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 308,388,821       $ 182,880,602        $ 23,641,274       $ 254,882,668
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 308,150,781       $ 182,715,962        $ 23,633,034       $ 254,818,572
  Net assets from contracts in payout             238,040             164,640               8,240              64,096
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 308,388,821       $ 182,880,602        $ 23,641,274       $ 254,882,668
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                           MSF FRANKLIN
        MSF METLIFE TEMPLETON SMALL CAP       MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK   MSF DAVIS VENTURE
MID CAP STOCK INDEX              GROWTH     LARGE CAP VALUE         BOND INCOME        MONEY MARKET               VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 231,340,931        $ 27,325,305       $ 139,486,479       $ 398,661,239        $ 66,589,774       $ 337,855,946
                 --                  --                  --                  --                  --                  --
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        231,340,931          27,325,305         139,486,479         398,661,239          66,589,774         337,855,946
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
              1,683               2,170               1,936               1,457               1,145               1,785
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,683               2,170               1,936               1,457               1,145               1,785
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 231,339,248        $ 27,323,135       $ 139,484,543       $ 398,659,782        $ 66,588,629       $ 337,854,161
=================== =================== =================== =================== =================== ===================
      $ 231,139,386        $ 27,279,163       $ 139,447,626       $ 397,682,471        $ 66,588,629       $ 337,446,404
            199,862              43,972              36,917             977,311                  --             407,757
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 231,339,248        $ 27,323,135       $ 139,484,543       $ 398,659,782        $ 66,588,629       $ 337,854,161
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                                MSF WESTERN ASSET
                                                                   MSF HARRIS          MANAGEMENT   MSF WESTERN ASSET
                                        MSF LOOMIS SAYLES     OAKMARK FOCUSED      STRATEGIC BOND          MANAGEMENT
                                                SMALL CAP               VALUE       OPPORTUNITIES     U.S. GOVERNMENT
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                  $ 87,082,317       $ 153,232,980       $ 198,914,713       $ 189,118,116
  Other receivables                                    --                  --                  --                  --
  Due from Metropolitan
     Life Insurance Company                            --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                            87,082,317         153,232,980         198,914,713         189,118,116
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                       --                  --                  --                  --
  Due to Metropolitan
     Life Insurance Company                         1,952               1,791               1,864               1,770
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                            1,952               1,791               1,864               1,770
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                   $ 87,080,365       $ 153,231,189       $ 198,912,849       $ 189,116,346
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 86,915,470       $ 153,185,271       $ 198,807,784       $ 188,999,088
  Net assets from contracts in payout             164,895              45,918             105,065             117,258
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                      $ 87,080,365       $ 153,231,189       $ 198,912,849       $ 189,116,346
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                              MSF BLACKROCK         MSF METLIFE         MSF METLIFE
       MSF FI VALUE       MSF MFS TOTAL    LEGACY LARGE CAP        CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE
            LEADERS              RETURN              GROWTH          ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 52,448,466        $ 92,085,896        $ 52,573,233       $ 165,880,716       $ 506,345,374     $ 1,210,837,752
                 --                  --                  --                  --                  --                  --
                156                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         52,448,622          92,085,896          52,573,233         165,880,716         506,345,374       1,210,837,752
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
              1,736               1,022               1,245               1,062               1,028                 907
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,736               1,022               1,245               1,062               1,028                 907
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 52,446,886        $ 92,084,874        $ 52,571,988       $ 165,879,654       $ 506,344,346     $ 1,210,836,845
=================== =================== =================== =================== =================== ===================
       $ 52,423,622        $ 91,994,567        $ 52,545,219       $ 165,879,619       $ 506,013,089     $ 1,210,212,099
             23,264              90,307              26,769                  35             331,257             624,746
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 52,446,886        $ 92,084,874        $ 52,571,988       $ 165,879,654       $ 506,344,346     $ 1,210,836,845
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                MSF METLIFE
                                                MODERATE TO           MSF METLIFE                      FIDELITY VIP MONEY
                                      AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION    MSF FI LARGE CAP              MARKET
                                        INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      --------------------- --------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                   $ 974,542,332          $ 54,042,897         $ 5,660,708        $ 14,823,293
  Other receivables                                      --                    --                  --                  --
  Due from Metropolitan
     Life Insurance Company                              --                    --                  --                  --
                                      --------------------- --------------------- ------------------- -------------------
       Total Assets                             974,542,332            54,042,897           5,660,708          14,823,293
                                      --------------------- --------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                         --                    --                  --                  --
  Due to Metropolitan
     Life Insurance Company                             919                 1,131                 809                  13
                                      --------------------- --------------------- ------------------- -------------------
       Total Liabilities                                919                 1,131                 809                  13
                                      --------------------- --------------------- ------------------- -------------------
NET ASSETS                                    $ 974,541,413          $ 54,041,766         $ 5,659,899        $ 14,823,280
                                      ===================== ===================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units          $ 971,933,929          $ 52,809,047         $ 5,659,899        $ 14,823,280
  Net assets from contracts in payout             2,607,484             1,232,719                  --                  --
                                      --------------------- --------------------- ------------------- -------------------
       Total Net Assets                       $ 974,541,413          $ 54,041,766         $ 5,659,899        $ 14,823,280
                                      ===================== ===================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                               FIDELITY VIP
       FIDELITY VIP                        INVESTMENT GRADE      CALVERT SOCIAL      CALVERT SOCIAL    MIST LORD ABBETT
      EQUITY-INCOME FIDELITY VIP GROWTH                BOND            BALANCED      MID CAP GROWTH      BOND DEBENTURE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 57,286,750        $ 65,868,929        $ 17,363,023        $ 39,626,374         $ 7,315,075       $ 173,953,713
                 --                  --                  --                  --                  --                  --
                  3                   7                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         57,286,753          65,868,936          17,363,023          39,626,374           7,315,075         173,953,713
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
                 --                  --                   1                 624                  66               1,775
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                   1                 624                  66               1,775
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 57,286,753        $ 65,868,936        $ 17,363,022        $ 39,625,750         $ 7,315,009       $ 173,951,938
=================== =================== =================== =================== =================== ===================
       $ 57,286,753        $ 65,868,936        $ 17,363,022        $ 39,625,750         $ 7,315,009       $ 173,796,839
                 --                  --                  --                  --                  --             155,099
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 57,286,753        $ 65,868,936        $ 17,363,022        $ 39,625,750         $ 7,315,009       $ 173,951,938
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                        MIST MFS RESEARCH  MIST T. ROWE PRICE    MIST PIMCO TOTAL            MIST RCM
                                            INTERNATIONAL      MID CAP GROWTH              RETURN          TECHNOLOGY
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 169,988,355       $ 116,816,618       $ 481,435,223        $ 52,973,484
  Other receivables                                    --                  --                  --                  --
  Due from Metropolitan
     Life Insurance Company                            --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           169,988,355         116,816,618         481,435,223          52,973,484
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                       --                  --                  --                  --
  Due to Metropolitan
     Life Insurance Company                         1,690               1,753               1,492               1,888
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                            1,690               1,753               1,492               1,888
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 169,986,665       $ 116,814,865       $ 481,433,731        $ 52,971,596
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 169,933,571       $ 116,761,148       $ 481,159,353        $ 52,965,789
  Net assets from contracts in payout              53,094              53,717             274,378               5,807
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 169,986,665       $ 116,814,865       $ 481,433,731        $ 52,971,596
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                                MIST HARRIS                          MIST LEGG MASON
        MIST LAZARD        MIST MET/AIM             OAKMARK     MIST OPPENHEIMER PARTNERS AGGRESSIVE   MIST THIRD AVENUE
            MID CAP    SMALL CAP GROWTH       INTERNATIONAL CAPITAL APPRECIATION              GROWTH     SMALL CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
       $ 36,152,911        $ 19,718,856       $ 167,005,190         $ 19,599,325        $ 15,531,861         $ 5,140,822
                 --                  --                  --                   --                  --                  --
                 --                  --                  --                   --                  --                  --
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
         36,152,911          19,718,856         167,005,190           19,599,325          15,531,861           5,140,822
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
                 --                  --                  --                   --                  --                  --
              1,856               2,092               1,686                1,428               1,469                 377
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
              1,856               2,092               1,686                1,428               1,469                 377
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
       $ 36,151,055        $ 19,716,764       $ 167,003,504         $ 19,597,897        $ 15,530,392         $ 5,140,445
=================== =================== =================== ==================== =================== ===================
       $ 36,121,798        $ 19,716,343       $ 166,948,830         $ 19,596,084        $ 15,528,150         $ 5,140,445
             29,257                 421              54,674                1,813               2,242                  --
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
       $ 36,151,055        $ 19,716,764       $ 167,003,504         $ 19,597,897        $ 15,530,392         $ 5,140,445
=================== =================== =================== ==================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                      MIST CLARION GLOBAL     MIST LEGG MASON    MIST SSGA GROWTH    MIST SSGA GROWTH
                                              REAL ESTATE        VALUE EQUITY                 ETF      AND INCOME ETF
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 153,314,432        $ 14,232,931         $ 6,835,860         $ 8,768,518
  Other receivables                                    --                  --                  --                  --
  Due from Metropolitan
     Life Insurance Company                            --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           153,314,432          14,232,931           6,835,860           8,768,518
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                       --                  --                  --                  --
  Due to Metropolitan
     Life Insurance Company                         1,413               1,558               1,278               1,067
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                            1,413               1,558               1,278               1,067
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 153,313,019        $ 14,231,373         $ 6,834,582         $ 8,767,451
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 153,231,167        $ 14,228,972         $ 6,834,582         $ 8,767,451
  Net assets from contracts in payout              81,852               2,401                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 153,313,019        $ 14,231,373         $ 6,834,582         $ 8,767,451
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

         MIST PIMCO                                                                                       MIST AMERICAN
INFLATION PROTECTED                          MIST BLACKROCK                                              FUNDS BALANCED
               BOND    MIST JANUS FORTY      LARGE CAP CORE          VARIABLE B          VARIABLE C          ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 184,376,932       $ 139,406,933       $ 589,512,738        $ 14,787,959         $ 1,191,323        $ 63,742,012
                 --                  --                  --                  --                  --                  --
                 --                  --                  --                  --                  18                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        184,376,932         139,406,933         589,512,738          14,787,959           1,191,341          63,742,012
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
              1,197               1,238               1,969                  33                   1                 926
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,197               1,238               1,969                  33                   1                 926
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 184,375,735       $ 139,405,695       $ 589,510,769        $ 14,787,926         $ 1,191,340        $ 63,741,086
=================== =================== =================== =================== =================== ===================
      $ 184,284,351       $ 139,397,786       $ 585,878,899        $ 14,419,000         $ 1,191,340        $ 63,732,012
             91,384               7,909           3,631,870             368,926                  --               9,074
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 184,375,735       $ 139,405,695       $ 589,510,769        $ 14,787,926         $ 1,191,340        $ 63,741,086
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2008

                                            MIST AMERICAN       MIST AMERICAN
                                             FUNDS GROWTH      FUNDS MODERATE  MIST MET/TEMPLETON   MIST MET/FRANKLIN
                                               ALLOCATION          ALLOCATION              GROWTH              INCOME
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                  $ 99,007,477       $ 116,912,607         $ 2,168,441         $ 8,487,795
  Other receivables                                    --                  --                  --                  --
  Due from Metropolitan
     Life Insurance Company                            --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                            99,007,477         116,912,607           2,168,441           8,487,795
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                       --                  --                  --                  --
  Due to Metropolitan
     Life Insurance Company                           778                 756                 584                 803
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                              778                 756                 584                 803
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                   $ 99,006,699       $ 116,911,851         $ 2,167,857         $ 8,486,992
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 98,998,409       $ 116,911,851         $ 2,167,857         $ 8,486,992
  Net assets from contracts in payout               8,290                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                      $ 99,006,699       $ 116,911,851         $ 2,167,857         $ 8,486,992
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                      MIST MET/FRANKLIN                                              AMERICAN FUNDS
  MIST MET/FRANKLIN  TEMPLETON FOUNDING      AMERICAN FUNDS      AMERICAN FUNDS        GLOBAL SMALL      AMERICAN FUNDS
      MUTUAL SHARES            STRATEGY              GROWTH       GROWTH-INCOME      CAPITALIZATION                BOND
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 4,603,107        $ 19,767,715       $ 745,810,114       $ 506,871,758       $ 312,336,430       $ 126,246,128
                 --                  --                  --                  --                  --                  --
                 --                  --                   6                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          4,603,107          19,767,715         745,810,120         506,871,758         312,336,430         126,246,128
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
                687                 767               1,492               1,769               2,064               1,591
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                687                 767               1,492               1,769               2,064               1,591
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 4,602,420        $ 19,766,948       $ 745,808,628       $ 506,869,989       $ 312,334,366       $ 126,244,537
=================== =================== =================== =================== =================== ===================
        $ 4,602,420        $ 19,766,948       $ 745,503,582       $ 506,667,199       $ 312,223,823       $ 125,965,099
                 --                  --             305,046             202,790             110,543             279,438
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 4,602,420        $ 19,766,948       $ 745,808,628       $ 506,869,989       $ 312,334,366       $ 126,244,537
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

                                               MSF BLACKROCK          MSF BLACKROCK      MSF METLIFE STOCK        MSF JULIUS BAER
                                                 DIVERSIFIED      AGGRESSIVE GROWTH                  INDEX    INTERNATIONAL STOCK
                                         INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                         ---------------------- ---------------------- ---------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                 $ 27,018,369                   $ --           $ 51,500,668            $ 7,448,696
                                         ---------------------- ---------------------- ---------------------- ----------------------
EXPENSES:
      Mortality and expense risk
        charges                                    9,990,738              5,679,708             28,209,867              2,530,568
      Administrative charges                       1,934,314              1,124,822              5,686,906                525,038
                                         ---------------------- ---------------------- ---------------------- ----------------------
        Total expenses                            11,925,052              6,804,530             33,896,773              3,055,606
                                         ---------------------- ---------------------- ---------------------- ----------------------
           Net investment income (loss)
 .                                                15,093,317             (6,804,530)            17,603,895              4,393,090
                                         ---------------------- ---------------------- ---------------------- ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 10,620,443                     --            115,182,656             29,538,566
      Realized gains (losses) on sale of
        investments                              (16,558,882)             5,954,871            (10,758,603)              (886,827)
                                         ---------------------- ---------------------- ---------------------- ----------------------
           Net realized gains (losses)            (5,938,439)             5,954,871            104,424,053             28,651,739
                                         ---------------------- ---------------------- ---------------------- ----------------------
      Change in unrealized gains
        (losses) on investments                 (287,815,793)          (306,582,797)        (1,329,511,835)          (171,494,955)
                                         ---------------------- ---------------------- ---------------------- ----------------------
      Net realized and unrealized gains
        (losses) on investments                 (293,754,232)          (300,627,926)        (1,225,087,782)          (142,843,216)
                                         ---------------------- ---------------------- ---------------------- ----------------------
      Net increase (decrease) in net
        assets resulting from operations      $ (278,660,915)        $ (307,432,456)      $ (1,207,483,887)        $ (138,450,126)
                                         ====================== ====================== ====================== ======================


(a) For the period April 28, 2008 to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

                                                                                            MSF NEUBERGER
     MSF FI MID CAP    MSF T. ROWE PRICE        MSF OPPENHEIMER                            BERMAN MID CAP      MSF T. ROWE PRICE
      OPPORTUNITIES     SMALL CAP GROWTH          GLOBAL EQUITY        MSF MFS VALUE                VALUE       LARGE CAP GROWTH
INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION
-------------------- ---------------------- -------------------- -------------------- ---------------------- --------------------
        $ 1,790,311                 $ --            $ 4,214,154          $ 5,386,703          $ 3,155,724              $ 915,588
-------------------- ---------------------- -------------------- -------------------- ---------------------- --------------------
          4,693,738            1,950,592              2,061,385            3,135,585            4,767,535              2,080,861
            945,685              397,878                426,165              655,703            1,009,668                423,344
-------------------- ---------------------- -------------------- -------------------- ---------------------- --------------------
          5,639,423            2,348,470              2,487,550            3,791,288            5,777,203              2,504,205
-------------------- ---------------------- -------------------- -------------------- ---------------------- --------------------
         (3,849,112)          (2,348,470)             1,726,604            1,595,415           (2,621,479)            (1,588,617)
-------------------- ---------------------- -------------------- -------------------- ---------------------- --------------------
                 --           37,901,589              7,583,669           66,077,544            5,561,514             11,191,091
        (11,078,849)           1,687,795                207,176          (52,583,794)          (8,728,012)             1,095,906
-------------------- ---------------------- -------------------- -------------------- ---------------------- --------------------
        (11,078,849)          39,589,384              7,790,845           13,493,750           (3,166,498)            12,286,997
-------------------- ---------------------- -------------------- -------------------- ---------------------- --------------------
       (311,831,109)        (119,226,170)          (110,012,034)        (136,212,289)        (253,817,998)          (111,120,466)
-------------------- ---------------------- -------------------- -------------------- ---------------------- --------------------
       (322,909,958)         (79,636,786)          (102,221,189)        (122,718,539)        (256,984,496)           (98,833,469)
-------------------- ---------------------- -------------------- -------------------- ---------------------- --------------------
     $ (326,759,070)       $ (81,985,256)        $ (100,494,585)      $ (121,123,124)      $ (259,605,975)        $ (100,422,086)

==================== ====================== ==================== ==================== ====================== ====================



The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                    MSF LEHMAN
                                            BROTHERS AGGREGATE  MSF MORGAN STANLEY       MSF RUSSELL 2000           MSF JENNISON
                                                    BOND INDEX          EAFE INDEX                  INDEX                 GROWTH
                                           INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ------------------- ---------------------- ---------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                   $ 39,809,989        $ 11,590,326            $ 2,804,071              $ 771,181
                                           ------------------- ---------------------- ---------------------- ----------------------
EXPENSES:
      Mortality and expense risk
        charges                                      9,652,038           4,430,182              2,551,572                353,872
      Administrative charges                         2,064,201             941,637                533,480                 72,294
                                           ------------------- ---------------------- ---------------------- ----------------------
        Total expenses                              11,716,239           5,371,819              3,085,052                426,166
                                           ------------------- ---------------------- ---------------------- ----------------------
           Net investment income (loss)             28,093,750           6,218,507               (280,981)               345,015
                                           ------------------- ---------------------- ---------------------- ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            --          16,975,278             12,237,216              2,781,644
     Realized gains (losses) on sale of
        investments                                  1,849,939           6,342,547             (4,186,063)              (918,511)
                                           ------------------- ---------------------- ---------------------- ----------------------
           Net realized gains (losses)               1,849,939          23,317,825              8,051,153              1,863,133
                                           ------------------- ---------------------- ---------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                               4,218,222        (246,513,229)          (103,961,893)           (16,802,485)
                                           ------------------- ---------------------- ---------------------- ----------------------
     Net realized and unrealized gains
        (losses) on investments                      6,068,161        (223,195,404)           (95,910,740)           (14,939,352)
                                           ------------------- ---------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ 34,161,911      $ (216,976,897)         $ (96,191,721)         $ (14,594,337)
                                           =================== ====================== ====================== ======================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                   MSF FRANKLIN
      MSF BLACKROCK           MSF METLIFE   TEMPLETON SMALL CAP         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK
    STRATEGIC VALUE   MID CAP STOCK INDEX                GROWTH       LARGE CAP VALUE           BOND INCOME          MONEY MARKET
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- -------------------
        $ 1,618,807           $ 4,087,062                  $ --           $ 1,103,197          $ 24,088,191           $ 1,336,821
--------------------- --------------------- --------------------- --------------------- --------------------- -------------------
          4,046,687             3,319,815               408,667             1,954,164             4,957,805               660,999
            845,522               702,923                87,026               427,823             1,029,922               130,332
--------------------- --------------------- --------------------- --------------------- --------------------- -------------------
          4,892,209             4,022,738               495,693             2,381,987             5,987,727               791,331
--------------------- --------------------- --------------------- --------------------- --------------------- -------------------
         (3,273,402)               64,324              (495,693)           (1,278,790)           18,100,464               545,490
--------------------- --------------------- --------------------- --------------------- --------------------- -------------------
         38,408,944            29,914,462             3,996,634             3,028,129                    --                    --
        (27,068,109)           (2,636,748)           (2,146,790)           (4,568,986)           (3,943,949)                   --
--------------------- --------------------- --------------------- --------------------- --------------------- -------------------
         11,340,835            27,277,714             1,849,844            (1,540,857)           (3,943,949)                   --
--------------------- --------------------- --------------------- --------------------- --------------------- -------------------
       (183,469,412)         (158,842,520)          (21,285,688)          (74,651,878)          (37,593,526)                   --
--------------------- --------------------- --------------------- --------------------- --------------------- -------------------
       (172,128,577)         (131,564,806)          (19,435,844)          (76,192,735)          (41,537,475)                   --
--------------------- --------------------- --------------------- --------------------- --------------------- -------------------
     $ (175,401,979)       $ (131,500,482)        $ (19,931,537)        $ (77,471,525)        $ (23,437,011)            $ 545,490
===================== ===================== ===================== ===================== ===================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                                            MSF WESTERN ASSET
                                                                                              MSF HARRIS           MANAGEMENT
                                             MSF DAVIS VENTURE    MSF LOOMIS SAYLES      OAKMARK FOCUSED       STRATEGIC BOND
                                                         VALUE            SMALL CAP                VALUE        OPPORTUNITIES
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------- -------------------- -------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                    $ 5,540,163                 $ --            $ 569,427         $ 10,427,758
                                           -------------------- -------------------- -------------------- ----------------------
EXPENSES:
      Mortality and expense risk
        charges                                      5,011,666            1,235,937            2,641,484            2,789,113
      Administrative charges                         1,098,371              266,543              559,987              658,444
                                           -------------------- -------------------- -------------------- ----------------------
        Total expenses                               6,110,037            1,502,480            3,201,471            3,447,557
                                           -------------------- -------------------- -------------------- ----------------------
           Net investment income (loss)               (569,874)          (1,502,480)          (2,632,044)           6,980,201
                                           -------------------- -------------------- -------------------- ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                     2,678,826           19,326,180           30,079,740            1,609,895
     Realized gains (losses) on sale of
        investments                                  1,640,660           (6,188,727)         (21,516,510)          (7,267,684)
                                           -------------------- -------------------- -------------------- ----------------------
           Net realized gains (losses)               4,319,486           13,137,453            8,563,230           (5,657,789)
                                           -------------------- -------------------- -------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                            (231,226,504)         (62,154,742)        (147,799,720)         (46,018,322)
                                           -------------------- -------------------- -------------------- ----------------------
     Net realized and unrealized gains
        (losses) on investments                   (226,907,018)         (49,017,289)        (139,236,490)         (51,676,111)
                                           -------------------- -------------------- -------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (227,476,892)       $ (50,519,769)      $ (141,868,534)       $ (44,695,910)
                                           ==================== ==================== ==================== ======================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

        MSF WESTERN                                                  MSF BLACKROCK            MSF METLIFE          MSF METLIFE
   ASSET MANAGEMENT         MSF FI VALUE        MSF MFS TOTAL     LEGACY LARGE CAP           CONSERVATIVE      CONSERVATIVE TO
    U.S. GOVERNMENT              LEADERS               RETURN               GROWTH             ALLOCATION  MODERATE ALLOCATION
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------- -------------------- ---------------------- -------------------- --------------------
        $ 8,760,641          $ 1,277,760          $ 4,173,113            $ 119,226            $ 1,517,398          $ 5,707,345
-------------------- -------------------- -------------------- ---------------------- -------------------- --------------------
          2,287,821              809,148            1,143,384              659,426              1,778,530            5,756,840
            501,135              178,347              250,200              140,745                395,768            1,291,836
-------------------- -------------------- -------------------- ---------------------- -------------------- --------------------
          2,788,956              987,495            1,393,584              800,171              2,174,298            7,048,676
-------------------- -------------------- -------------------- ---------------------- -------------------- --------------------
          5,971,685              290,265            2,779,529             (680,945)              (656,900)          (1,341,331)
-------------------- -------------------- -------------------- ---------------------- -------------------- --------------------
                 --            8,061,678            9,384,954                   --              1,336,303            5,952,859
           (819,931)          (5,190,297)          (4,122,629)            (670,672)            (1,989,311)          (4,147,809)
-------------------- -------------------- -------------------- ---------------------- -------------------- --------------------
           (819,931)           2,871,381            5,262,325             (670,672)              (653,008)           1,805,050
-------------------- -------------------- -------------------- ---------------------- -------------------- --------------------
         (9,157,472)         (39,737,354)         (37,985,168)         (25,252,337)           (26,911,119)        (135,592,725)
-------------------- -------------------- -------------------- ---------------------- -------------------- --------------------
         (9,977,403)         (36,865,973)         (32,722,843)         (25,923,009)           (27,564,127)        (133,787,675)
-------------------- -------------------- -------------------- ---------------------- -------------------- --------------------
       $ (4,005,718)       $ (36,575,708)       $ (29,943,314)       $ (26,603,954)         $ (28,221,027)      $ (135,129,006)
==================== ==================== ====================  ====================  ==================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                          MSF METLIFE
                                                   MSF METLIFE            MODERATE TO              MSF METLIFE
                                           MODERATE ALLOCATION  AGGRESSIVE ALLOCATION    AGGRESSIVE ALLOCATION     MSF FI LARGE CAP
                                           INVESTMENT DIVISION    INVESTMENT DIVISION      INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------- ------------------------ ---------------------- --------------------
INVESTMENT INCOME:
      Dividends                                   $ 10,446,088            $ 6,763,637                $ 404,948                 $ --
                                           -------------------- ------------------------ ---------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                     14,169,702             12,117,556                  728,064               65,013
      Administrative charges                         3,221,046              2,745,922                  168,902               14,333
                                           -------------------- ------------------------ ---------------------- --------------------
        Total expenses                              17,390,748             14,863,478                  896,966               79,346
                                           -------------------- ------------------------ ---------------------- --------------------
           Net investment income (loss) .           (6,944,660)            (8,099,841)                (492,018)             (79,346)
                                           -------------------- ------------------------ ---------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                    16,703,877             18,062,072                2,063,244                   --
     Realized gains (losses) on sale of
        investments                                 (7,178,153)            (8,626,491)              (2,535,486)            (422,031)
                                           -------------------- ------------------------ ---------------------- --------------------
           Net realized gains (losses)               9,525,724              9,435,581                 (472,242)            (422,031)
                                           -------------------- ------------------------ ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                            (459,107,249)          (488,346,641)             (34,425,691)          (3,050,418)
                                           -------------------- ------------------------ ---------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                   (449,581,525)          (478,911,060)             (34,897,933)          (3,472,449)
                                           -------------------- ------------------------ ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (456,526,185)        $ (487,010,901)           $ (35,389,951)        $ (3,551,795)
                                           ====================  ======================  ====================== ====================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                     FIDELITY VIP
 FIDELITY VIP MONEY        FIDELITY VIP                          INVESTMENT GRADE         CALVERT SOCIAL         CALVERT SOCIAL
             MARKET       EQUITY-INCOME  FIDELITY VIP GROWTH                 BOND               BALANCED         MID CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
          $ 476,603         $ 2,129,862            $ 849,577            $ 838,805            $ 1,323,064                   $ --
------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
            119,158             688,428              829,189              145,233                514,857                 78,075
             32,060             162,538              194,141               38,947                 98,266                 20,922
------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
            151,218             850,966            1,023,330              184,180                613,123                 98,997
------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
            325,385           1,278,896             (173,753)             654,625                709,941                (98,997)
------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
                 --              98,851                   --               16,287                739,130                 71,879
                 --          (3,150,137)          (1,666,048)            (226,613)              (864,803)               137,442
------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
                 --          (3,051,286)          (1,666,048)            (210,326)              (125,673)               209,321
------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
                 --         (45,260,016)         (61,901,896)          (1,252,833)           (19,774,020)            (4,605,855)
------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
                 --         (48,311,302)         (63,567,944)          (1,463,159)           (19,899,693)            (4,396,534)
------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
          $ 325,385       $ (47,032,406)       $ (63,741,697)          $ (808,534)         $ (19,189,752)          $ (4,495,531)
=================== ==================== ==================== ====================== ====================== ======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                              MIST LORD ABBETT    MIST MFS RESEARCH     MIST T. ROWE PRICE       MIST PIMCO TOTAL
                                                BOND DEBENTURE        INTERNATIONAL         MID CAP GROWTH                 RETURN
                                           INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           -------------------- ---------------------- ---------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                    $ 9,549,645          $ 3,794,193               $ 34,818           $ 19,697,044
                                           -------------------- ---------------------- ---------------------- ----------------------
EXPENSES:
      Mortality and expense risk
        charges                                      2,406,692            2,279,297              1,758,111              5,557,903
      Administrative charges                           518,876              493,740                373,804              1,211,971
                                           -------------------- ---------------------- ---------------------- ----------------------
        Total expenses                               2,925,568            2,773,037              2,131,915              6,769,874
                                           -------------------- ---------------------- ---------------------- ----------------------
           Net investment income (loss) .            6,624,077            1,021,156             (2,097,097)            12,927,170
                                           -------------------- ---------------------- ---------------------- ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                     3,402,995           20,792,461             19,219,639             12,454,035
     Realized gains (losses) on sale of
        investments                                 (5,171,820)         (10,709,339)            (4,202,691)              (966,377)
                                           -------------------- ---------------------- ---------------------- ----------------------
           Net realized gains (losses)              (1,768,825)          10,083,122             15,016,948             11,487,658
                                           -------------------- ---------------------- ---------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                             (51,664,533)        (134,576,886)           (91,290,543)           (31,136,212)
                                           -------------------- ---------------------- ---------------------- ----------------------
     Net realized and unrealized gains
        (losses) on investments                    (53,433,358)        (124,493,764)           (76,273,595)           (19,648,554)
                                           -------------------- ---------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                $ (46,809,281)      $ (123,472,608)         $ (78,370,692)          $ (6,721,384)
                                           ==================== ====================== ====================== ======================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                       MIST HARRIS                                      MIST LEGG
           MIST RCM     MIST LAZARD MID        MIST MET/AIM                OAKMARK        MIST OPPENHEIMER         MASON PARTNERS
         TECHNOLOGY                 CAP    SMALL CAP GROWTH          INTERNATIONAL    CAPITAL APPRECIATION      AGGRESSIVE GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
------------------- ------------------- ---------------------- ---------------------- ----------------------- ----------------------
       $ 11,522,149           $ 542,619                $ --            $ 4,338,583               $ 957,085                $ 1,631
------------------- ------------------- ---------------------- ---------------------- ----------------------- ----------------------
            922,802             577,127             303,981              2,716,255                 303,117                237,758
            194,037             125,169              64,909                594,454                  64,883                 49,506
------------------- ------------------- ---------------------- ---------------------- ----------------------- ----------------------
          1,116,839             702,296             368,890              3,310,709                 368,000                287,264
------------------- ------------------- ---------------------- ---------------------- ----------------------- ----------------------
         10,405,310           (159,677)            (368,890)             1,027,874                 589,085               (285,633)
------------------- ------------------- ---------------------- ---------------------- ----------------------- ----------------------
         24,250,593           4,182,174           2,565,478             44,083,954               7,574,969                184,416
       (12,556,603)         (5,872,170)          (1,261,796)           (25,719,969)             (2,109,855)            (1,593,479)
------------------- ------------------- ---------------------- ---------------------- ----------------------- ----------------------
         11,693,990         (1,689,996)           1,303,682             18,363,985               5,465,114             (1,409,063)
------------------- ------------------- ---------------------- ---------------------- ----------------------- ----------------------
       (69,324,906)        (22,366,432)         (13,977,407)          (150,086,242)            (21,467,507)            (8,851,362)
------------------- ------------------- ---------------------- ---------------------- ----------------------- ----------------------
       (57,630,916)        (24,056,428)         (12,673,725)          (131,722,257)            (16,002,393)           (10,260,425)
------------------- ------------------- ---------------------- ---------------------- ----------------------- ----------------------
     $ (47,225,606)      $ (24,216,105)       $ (13,042,615)        $ (130,694,383)          $ (15,413,308)         $ (10,546,058)
=================== =================== ====================== ====================== ======================= ======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                             MIST THIRD AVENUE  MIST CLARION GLOBAL      MIST LEGG MASON       MIST SSGA GROWTH
                                               SMALL CAP VALUE          REAL ESTATE         VALUE EQUITY                    ETF
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION
                                           -------------------- -------------------- ---------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                       $ 43,813          $ 3,892,248             $ 31,064              $ 145,069
                                           -------------------- -------------------- ---------------------- ----------------------
EXPENSES:
      Mortality and expense risk
        charges                                         55,093            2,476,280              243,454                104,631
      Administrative charges                            14,932              538,345               51,357                 22,690
                                           -------------------- -------------------- ---------------------- ----------------------
        Total expenses                                  70,025            3,014,625              294,811                127,321
                                           -------------------- -------------------- ---------------------- ----------------------
           Net investment income (loss) .              (26,212)             877,623             (263,747)                17,748
                                           -------------------- -------------------- ---------------------- ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                       400,695           22,702,185              994,313                209,116
     Realized gains (losses) on sale of
        investments                                   (182,577)         (18,120,212)          (2,135,384)              (990,603)
                                           -------------------- -------------------- ---------------------- ----------------------
           Net realized gains (losses)                 218,118            4,581,973           (1,141,071)              (781,487)
                                           -------------------- -------------------- ---------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                              (2,248,427)        (118,403,745)         (15,608,813)            (3,117,487)
                                           -------------------- -------------------- ---------------------- ----------------------
     Net realized and unrealized gains
        (losses) on investments                     (2,030,309)        (113,821,772)         (16,749,884)            (3,898,974)
                                           -------------------- -------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (2,056,521)      $ (112,944,149)       $ (17,013,631)          $ (3,881,226)
                                           ==================== ==================== ====================== ======================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                              MIST PIMCO
   MIST SSGA GROWTH  INFLATION PROTECTED                            MIST BLACKROCK
     AND INCOME ETF                 BOND     MIST JANUS FORTY       LARGE CAP CORE             VARIABLE B             VARIABLE C
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
-------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
          $ 109,437          $ 5,854,935          $ 6,531,461          $ 5,958,649              $ 155,183               $ 12,822
-------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
             75,008            1,824,970            1,492,091            8,124,593                196,021                  5,701
             16,139              394,774              319,606            1,706,770                     --                     --
-------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
             91,147            2,219,744            1,811,697            9,831,363                196,021                  5,701
-------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
             18,290            3,635,191            4,719,764           (3,872,714)               (40,838)                 7,121
-------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
            131,513              320,536            2,834,948           39,534,457              1,013,703                 83,754
           (268,529)          (4,288,676)          (5,851,116)         (35,311,954)            (1,125,232)               (73,333)
-------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
           (137,016)          (3,968,140)          (3,016,168)           4,222,503               (111,529)                10,421
-------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
         (2,073,544)         (24,763,988)         (89,296,980)        (388,077,399)            (9,765,246)              (789,938)
-------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
         (2,210,560)         (28,732,128)         (92,313,148)        (383,854,896)            (9,876,775)              (779,517)
-------------------- -------------------- -------------------- ---------------------- ---------------------- ----------------------
       $ (2,192,270)       $ (25,096,937)       $ (87,593,384)      $ (387,727,610)          $ (9,917,613)            $ (772,396)
==================== ==================== ==================== ====================== ====================== ======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                              MIST AMERICAN           MIST AMERICAN           MIST AMERICAN
                                             FUNDS BALANCED            FUNDS GROWTH          FUNDS MODERATE      MIST MET/TEMPLETON
                                                 ALLOCATION              ALLOCATION              ALLOCATION                  GROWTH
                                    INVESTMENT DIVISION (A) INVESTMENT DIVISION (A) INVESTMENT DIVISION (A) INVESTMENT DIVISION (A)
                                    ----------------------- ----------------------- ----------------------- -----------------------
INVESTMENT INCOME:
      Dividends                                 $ 2,304,273             $ 4,270,046             $ 4,181,122                $ 10,214
                                    ----------------------- ----------------------- ----------------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges                                     245,102                 438,549                 427,600                   7,085
      Administrative charges                         53,725                  97,640                  99,046                   1,614
                                    ----------------------- ----------------------- ----------------------- -----------------------
        Total expenses                              298,827                 536,189                 526,646                   8,699
                                    ----------------------- ----------------------- ----------------------- -----------------------
           Net investment income
             (loss)                               2,005,446               3,733,857               3,654,476                   1,515
                                    ----------------------- ----------------------- ----------------------- -----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                     3,594                   1,805                   3,738                      --
      Realized gains (losses) on
         sale of investments                       (358,964)               (122,267)               (641,768)                (15,247)
                                    ----------------------- ----------------------- ----------------------- -----------------------
           Net realized gains
             (losses)                              (355,370)               (120,462)               (638,030)                (15,247)
                                    ----------------------- ----------------------- ----------------------- -----------------------
     Change in unrealized gains
        (losses) on investments                 (15,004,519)            (33,400,127)            (19,899,584)               (414,664)
                                    ----------------------- ----------------------- ----------------------- -----------------------
     Net realized and unrealized
        gains (losses) on
        investments                             (15,359,889)            (33,520,589)            (20,537,614)               (429,911)
                                    ----------------------- ----------------------- ----------------------- -----------------------
     Net increase (decrease) in net
        assets resulting from
        operations                            $ (13,354,443)          $ (29,786,732)          $ (16,883,138)             $ (428,396)
                                    ======================= ======================= ======================= =======================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                      MIST MET/FRANKLIN                                              AMERICAN FUNDS
      MIST MET/FRANKLIN       MIST MET/FRANKLIN      TEMPLETON FOUNDING      AMERICAN FUNDS      AMERICAN FUNDS        GLOBAL SMALL
                 INCOME           MUTUAL SHARES                STRATEGY              GROWTH       GROWTH-INCOME      CAPITALIZATION
INVESTMENT DIVISION (A) INVESTMENT DIVISION (A) INVESTMENT DIVISION (A) INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
----------------------- ----------------------- ----------------------- ------------------- ------------------- -------------------
              $ 198,175               $ 133,573               $ 360,930         $ 8,975,866        $ 12,171,191                $ --
----------------------- ----------------------- ----------------------- ------------------- ------------------- -------------------
                 31,776                  16,937                  81,105          13,531,776           8,860,379           6,554,948
                  7,128                   3,810                  18,171           2,560,241           1,678,026           1,231,688
----------------------- ----------------------- ----------------------- ------------------- ------------------- -------------------
                 38,904                  20,747                  99,276          16,092,017          10,538,405           7,786,636
----------------------- ----------------------- ----------------------- ------------------- ------------------- -------------------
                159,271                 112,826                 261,654         (7,116,151)           1,632,786         (7,786,636)
----------------------- ----------------------- ----------------------- ------------------- ------------------- -------------------
                     --                      --                      --         125,268,695          48,212,765          74,424,271
               (70,887)                (88,815)               (491,774)         (5,200,771)         (4,557,224)        (15,163,370)
----------------------- ----------------------- ----------------------- ------------------- ------------------- -------------------
               (70,887)                (88,815)               (491,774)         120,067,924          43,655,541          59,260,901
----------------------- ----------------------- ----------------------- ------------------- ------------------- -------------------
            (1,092,658)             (1,009,260)             (3,971,896)       (709,244,939)       (378,490,687)       (424,560,153)
----------------------- ----------------------- ----------------------- ------------------- ------------------- -------------------
            (1,163,545)             (1,098,075)             (4,463,670)       (589,177,015)       (334,835,146)       (365,299,252)
----------------------- ----------------------- ----------------------- ------------------- ------------------- -------------------
          $ (1,004,274)             $ (985,249)           $ (4,202,016)     $ (596,293,166)     $ (333,202,360)     $ (373,085,888)
======================= ======================= ======================= =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                          AMERICAN FUNDS
                                                                                    BOND
                                                                     INVESTMENT DIVISION
                                                                     ----------------------
INVESTMENT INCOME:
      Dividends                                                              $ 7,955,225
                                                                     ----------------------
EXPENSES:
      Mortality and expense risk charges                                       2,004,966
      Administrative charges                                                     374,723
                                                                     ----------------------
        Total expenses                                                         2,379,689
                                                                     ----------------------
           Net investment income (loss)                                        5,575,536
                                                                     ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                                                401,502
      Realized gains (losses) on sale of investments                          (4,434,590)
                                                                     ----------------------
           Net realized gains (losses)                                        (4,033,088)
                                                                     ----------------------
     Change in unrealized gains (losses) on investments                      (18,645,250)
                                                                     ----------------------
     Net realized and unrealized gains (losses) on investments               (22,678,338)
                                                                     ----------------------
     Net increase (decrease) in net assets resulting from operations       $ (17,102,802)
                                                                     ======================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                               MSF BLACKROCK DIVERSIFIED    MSF BLACKROCK AGGRESSIVE GROWTH
                                                     INVESTMENT DIVISION                INVESTMENT DIVISION
                                        ----------------------------------- ----------------------------------
                                                 2008               2007             2008              2007
                                        ---------------- ------------------ ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ 15,093,317       $ 16,065,357     $ (6,804,530)     $ (8,385,967)
  Net realized gains (losses)              (5,938,439)         1,268,342        5,954,871       (12,628,626)
  Change in unrealized gains (losses)
     on investments                      (287,815,793)        38,016,540     (306,582,797)      138,463,003
                                        ---------------- ------------------ ---------------- -----------------
     Net increase (decrease) in net
       assets resulting from operations  (278,660,915)        55,350,239     (307,432,456)      117,448,410
                                        ---------------- ------------------ ---------------- -----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       24,704,198         34,492,312       17,604,963        18,380,390
  Net transfers (including fixed
     account)                             (88,624,056)       (64,493,300)     (15,626,557)      (19,707,441)
  Contract charges                           (247,978)          (197,218)        (126,350)          (63,737)
  Transfers for contract benefits and
     terminations                        (108,043,331)      (138,486,147)     (51,440,348)      (71,882,619)
                                        ---------------- ------------------ ---------------- -----------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions             (172,211,167)      (168,684,353)     (49,588,292)      (73,273,407)
                                        ---------------- ------------------ ---------------- -----------------
     Net increase (decrease) in
       net assets                        (450,872,082)      (113,334,114)    (357,020,748)       44,175,003
NET ASSETS:
  Beginning of period                   1,170,376,423      1,283,710,537      701,671,619       657,496,616
                                        ---------------- ------------------ ---------------- -----------------
  End of Period                         $ 719,504,341    $ 1,170,376,423    $ 344,650,871     $ 701,671,619
                                        ================ ================== ================ =================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

           MSF METLIFE STOCK INDEX    MSF JULIUS BAER INTERNATIONAL STOCK      MSF FI MID CAP OPPORTUNITIES
               INVESTMENT DIVISION                    INVESTMENT DIVISION               INVESTMENT DIVISION
------------------------------------- -------------------------------------- ---------------------------------
           2008               2007             2008                  2007             2008             2007
------------------ ------------------ ---------------- --------------------- ---------------- ----------------
   $ 17,603,895       $ (9,187,992)     $ 4,393,090            $ (763,697)    $ (3,849,112)    $ (7,428,116)
    104,424,053        143,574,138       28,651,739            32,254,914      (11,078,849)       4,502,884
 (1,329,511,835)        (1,489,352)    (171,494,955)           (5,978,087)    (311,831,109)      49,089,439
------------------ ------------------ ---------------- --------------------- ---------------- ----------------
 (1,207,483,887)       132,896,794     (138,450,126)           25,513,130     (326,759,070)      46,164,207
------------------ ------------------ ---------------- --------------------- ---------------- ----------------
    149,382,855        218,891,625       13,237,983            16,493,302       23,375,440       31,368,010
    (34,246,583)       (94,831,231)       3,139,416               975,048      (23,722,006)     (37,971,819)
     (2,373,862)        (1,407,086)        (212,040)             (110,022)        (173,747)         (98,524)
   (265,918,103)      (338,425,280)     (19,997,672)          (26,933,596)     (47,253,012)     (72,069,102)
------------------ ------------------ ---------------- --------------------- ---------------- ----------------
   (153,155,693)      (215,771,972)      (3,832,313)           (9,575,268)     (47,773,325)     (78,771,435)
------------------ ------------------ ---------------- --------------------- ---------------- ----------------
 (1,360,639,580)       (82,875,178)    (142,282,439)           15,937,862     (374,532,395)     (32,607,228)
  3,329,401,270      3,412,276,448      310,501,355           294,563,493      629,435,841      662,043,069
------------------ ------------------ ---------------- --------------------- ---------------- ----------------
$ 1,968,761,690    $ 3,329,401,270    $ 168,218,916         $ 310,501,355    $ 254,903,446    $ 629,435,841
================== ================== ================ ===================== ================ ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                        MSF T. ROWE PRICE SMALL CAP GROWTH     MSF OPPENHEIMER GLOBAL EQUITY
                                                       INVESTMENT DIVISION               INVESTMENT DIVISION
                                        ------------------------------------- ---------------------------------
                                                 2008                 2007             2008             2007
                                        ---------------- -------------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ (2,348,470)        $ (2,997,386)     $ 1,726,604       $ (491,281)
  Net realized gains (losses)              39,589,384           16,625,280        7,790,845       12,387,285
  Change in unrealized gains (losses)
     on investments                      (119,226,170)           6,111,024     (110,012,034)         820,107
                                        ---------------- -------------------- ---------------- ----------------
     Net increase (decrease) in net
       assets resulting from operations   (81,985,256)          19,738,918     (100,494,585)      12,716,111
                                        ---------------- -------------------- ---------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       10,068,797           12,737,806       12,848,181       17,320,537
  Net transfers (including fixed
     account)                              (6,804,195)         (16,854,175)     (16,076,796)        (361,809)
  Contract charges                           (115,685)             (62,090)        (174,941)         (98,152)
  Transfers for contract benefits and
     terminations                         (16,610,254)         (25,351,633)     (17,226,558)     (22,876,530)
                                        ---------------- -------------------- ---------------- ----------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions              (13,461,337)         (29,530,092)     (20,630,114)      (6,015,954)
                                        ---------------- -------------------- ---------------- ----------------
     Net increase (decrease) in
       net assets                         (95,446,593)          (9,791,174)    (121,124,699)       6,700,157
NET ASSETS:
  Beginning of period                     232,142,783          241,933,957      258,147,003      251,446,846
                                        ---------------- -------------------- ---------------- ----------------
  End of Period                         $ 136,696,190        $ 232,142,783    $ 137,022,304    $ 258,147,003
                                        ================ ==================== ================ ================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                   MSF MFS VALUE    MSF NEUBERGER BERMAN MID CAP VALUE    MSF T. ROWE PRICE LARGE CAP GROWTH
             INVESTMENT DIVISION                   INVESTMENT DIVISION                   INVESTMENT DIVISION
----------------------------------- ------------------------------------- -------------------------------------
         2008               2007             2008                 2007             2008                 2007
---------------- ------------------ ---------------- -------------------- ---------------- --------------------
  $ 1,595,415       $ (2,564,069)    $ (2,621,479)        $ (5,332,759)    $ (1,588,617)        $ (2,261,620)
   13,493,750         28,665,779       (3,166,498)          39,308,463       12,286,997            8,469,711
 (136,212,289)       (46,344,683)    (253,817,998)         (24,173,672)    (111,120,466)          11,263,963
---------------- ------------------ ---------------- -------------------- ---------------- --------------------
 (121,123,124)       (20,242,973)    (259,605,975)           9,802,032     (100,422,086)          17,472,054
---------------- ------------------ ---------------- -------------------- ---------------- --------------------
   14,141,395         27,554,369       29,444,351           53,972,583       13,277,073           22,701,745
  (34,011,958)       (19,751,620)     (45,505,737)          (6,120,832)     (14,766,706)          10,058,513
     (368,139)          (237,026)        (655,333)            (406,236)        (247,368)            (138,333)
  (26,358,402)       (35,997,224)     (35,806,410)         (48,279,009)     (16,431,009)         (20,815,134)
---------------- ------------------ ---------------- -------------------- ---------------- --------------------
  (46,597,104)       (28,431,501)     (52,523,129)            (833,494)     (18,168,010)          11,806,791
---------------- ------------------ ---------------- -------------------- ---------------- --------------------
 (167,720,228)       (48,674,474)    (312,129,104)           8,968,538     (118,590,096)          29,278,845
  383,587,686        432,262,160      592,652,107          583,683,569      249,940,963          220,662,118
---------------- ------------------ ---------------- -------------------- ---------------- --------------------
$ 215,867,458      $ 383,587,686    $ 280,523,003        $ 592,652,107    $ 131,350,867        $ 249,940,963
================ ================== ================ ==================== ================ ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                        MSF LEHMAN BROTHERS AGGREGATE BOND INDEX     MSF MORGAN STANLEY EAFE INDEX
                                                             INVESTMENT DIVISION               INVESTMENT DIVISION
                                        ------------------------------------------- ---------------------------------
                                                 2008                       2007             2008             2007
                                        ---------------- -------------------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ 28,093,750               $ 27,362,699      $ 6,218,507      $ 2,607,791
  Net realized gains (losses)               1,849,939                   (404,477)      23,317,825       27,272,800
  Change in unrealized gains (losses)
     on investments                         4,218,222                 20,257,126     (246,513,229)       9,221,141
                                        ---------------- -------------------------- ---------------- ----------------
     Net increase (decrease) in net
       assets resulting from operations    34,161,911                 47,215,348     (216,976,897)      39,101,732
                                        ---------------- -------------------------- ---------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       81,547,758                116,092,922       39,371,294       55,950,828
  Net transfers (including fixed
     account)                            (212,460,336)                (3,505,979)      19,649,741       13,656,333
  Contract charges                         (1,639,802)                  (854,973)        (728,158)        (414,241)
  Transfers for contract benefits and
     terminations                         (78,347,983)               (71,998,691)     (31,892,326)     (33,634,789)
                                        ---------------- -------------------------- ---------------- ----------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions             (210,900,363)                39,733,279       26,400,551       35,558,131
                                        ---------------- -------------------------- ---------------- ----------------
     Net increase (decrease) in
       net assets                        (176,738,452)                86,948,627     (190,576,346)      74,659,863
NET ASSETS:
  Beginning of period                     936,492,313                849,543,686      498,965,167      424,305,304
                                        ---------------- -------------------------- ---------------- ----------------
  End of Period                         $ 759,753,861              $ 936,492,313    $ 308,388,821    $ 498,965,167
                                        ================ ========================== ================ ================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

        MSF RUSSELL 2000 INDEX               MSF JENNISON GROWTH     MSF BLACKROCK STRATEGIC VALUE
           INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION
--------------------------------- --------------------------------- ---------------------------------
         2008             2007            2008              2007             2008             2007
---------------- ---------------- --------------- ----------------- ---------------- ----------------
   $ (280,981)    $ (1,446,422)      $ 345,015        $ (361,921)    $ (3,273,402)    $ (6,106,252)
    8,051,153       41,165,557       1,863,133         3,465,841       11,340,835       74,178,804
 (103,961,893)     (48,379,022)    (16,802,485)          584,283     (183,469,412)     (93,057,997)
---------------- ---------------- --------------- ----------------- ---------------- ----------------
  (96,191,721)      (8,659,887)    (14,594,337)        3,688,203     (175,401,979)     (24,985,445)
---------------- ---------------- --------------- ----------------- ---------------- ----------------
   18,435,587       29,589,065       2,030,431         2,393,131       18,351,008       31,811,011
  (16,672,694)     (16,516,508)       (497,604)       (1,938,137)     (55,251,752)     (37,823,921)
     (322,584)        (197,386)        (41,242)          (18,053)        (470,307)        (298,964)
  (19,764,389)     (26,251,384)     (3,107,521)       (3,477,236)     (33,968,285)     (47,816,109)
---------------- ---------------- --------------- ----------------- ---------------- ----------------
  (18,324,080)     (13,376,213)     (1,615,936)       (3,040,295)     (71,339,336)     (54,127,983)
---------------- ---------------- --------------- ----------------- ---------------- ----------------
 (114,515,801)     (22,036,100)    (16,210,273)          647,908     (246,741,315)     (79,113,428)
  297,396,403      319,432,503      39,851,547        39,203,639      501,623,983      580,737,411
---------------- ---------------- --------------- ----------------- ---------------- ----------------
$ 182,880,602    $ 297,396,403    $ 23,641,274      $ 39,851,547    $ 254,882,668    $ 501,623,983
================ ================ =============== ================= ================ ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                        MSF METLIFE MID CAP STOCK INDEX    MSF FRANKLIN TEMPLETON SMALL CAP GROWTH
                                                    INVESTMENT DIVISION                        INVESTMENT DIVISION
                                        ---------------------------------- ------------------------------------------
                                                 2008              2007            2008                       2007
                                        ---------------- ----------------- --------------- --------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)               $ 64,324      $ (2,399,831)     $ (495,693)                $ (691,372)
  Net realized gains (losses)              27,277,714        25,969,992       1,849,844                  5,569,080
  Change in unrealized gains (losses)
     on investments                      (158,842,520)       (3,036,301)    (21,285,688)                (3,224,364)
                                        ---------------- ----------------- --------------- --------------------------
     Net increase (decrease) in net
       assets resulting from operations  (131,500,482)       20,533,860     (19,931,537)                 1,653,344
                                        ---------------- ----------------- --------------- --------------------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       26,059,854        36,022,381       3,125,912                  4,698,335
  Net transfers (including fixed
     account)                              (8,049,268)        5,298,018      (2,681,386)                (1,335,069)
  Contract charges                           (457,080)         (251,883)        (56,454)                   (36,985)
  Transfers for contract benefits and
     terminations                         (24,968,694)      (27,293,304)     (3,104,229)                (4,643,900)
                                        ---------------- ----------------- --------------- --------------------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions               (7,415,188)       13,775,212      (2,716,157)                (1,317,619)
                                        ---------------- ----------------- --------------- --------------------------
     Net increase (decrease) in
       net assets                        (138,915,670)       34,309,072     (22,647,694)                   335,725
NET ASSETS:
  Beginning of period                     370,254,918       335,945,846      49,970,829                 49,635,104
                                        ---------------- ----------------- --------------- --------------------------
  End of Period                         $ 231,339,248     $ 370,254,918    $ 27,323,135               $ 49,970,829
                                        ================ ================= =============== ==========================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

 MSF BLACKROCK LARGE CAP VALUE         MSF BLACKROCK BOND INCOME        MSF BLACKROCK MONEY MARKET
           INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION
--------------------------------- --------------------------------- ---------------------------------
         2008             2007             2008             2007            2008              2007
---------------- ---------------- ---------------- ---------------- --------------- -----------------
 $ (1,278,790)    $ (1,158,735)    $ 18,100,464      $ 9,330,646       $ 545,490       $ 1,240,721
   (1,540,857)      14,560,354       (3,943,949)         316,835              --                --
  (74,651,878)     (10,520,877)     (37,593,526)      13,745,787              --                --
---------------- ---------------- ---------------- ---------------- --------------- -----------------
  (77,471,525)       2,880,742      (23,437,011)      23,393,268         545,490         1,240,721
---------------- ---------------- ---------------- ---------------- --------------- -----------------
   18,981,250       37,894,427       23,499,633       30,024,041      13,046,919         7,979,964
  (15,489,005)      18,731,715      (52,081,296)        (480,978)     23,963,759         9,181,845
     (388,450)        (231,298)        (469,327)        (252,069)       (185,403)          (74,151)
  (12,285,767)     (12,584,935)     (48,651,239)     (49,521,709)    (11,026,713)       (7,953,205)
---------------- ---------------- ---------------- ---------------- --------------- -----------------
   (9,181,972)      43,809,909      (77,702,229)     (20,230,715)     25,798,562         9,134,453
---------------- ---------------- ---------------- ---------------- --------------- -----------------
  (86,653,497)      46,690,651     (101,139,240)       3,162,553      26,344,052        10,375,174
  226,138,040      179,447,389      499,799,022      496,636,469      40,244,577        29,869,403
---------------- ---------------- ---------------- ---------------- --------------- -----------------
$ 139,484,543    $ 226,138,040    $ 398,659,782    $ 499,799,022    $ 66,588,629      $ 40,244,577
================ ================ ================ ================ =============== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                               MSF DAVIS VENTURE VALUE      MSF LOOMIS SAYLES SMALL CAP
                                                   INVESTMENT DIVISION              INVESTMENT DIVISION
                                        --------------------------------- --------------------------------
                                                 2008             2007            2008             2007
                                        ---------------- ---------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)             $ (569,874)    $ (3,658,051)   $ (1,502,480)    $ (1,587,012)
  Net realized gains (losses)               4,319,486       13,529,472      13,137,453       16,524,548
  Change in unrealized gains (losses)
     on investments                      (231,226,504)       5,503,204     (62,154,742)      (4,729,355)
                                        ---------------- ---------------- --------------- ----------------
     Net increase (decrease) in net
       assets resulting from operations  (227,476,892)      15,374,625     (50,519,769)      10,208,181
                                        ---------------- ---------------- --------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       42,071,562       65,094,903      10,287,011       14,598,757
  Net transfers (including fixed
     account)                             (10,280,401)      27,571,230      (4,889,572)      22,095,701
  Contract charges                           (893,254)        (499,823)       (230,932)        (108,462)
  Transfers for contract benefits and
     terminations                         (34,101,223)     (38,127,120)     (7,877,048)      (7,592,169)
                                        ---------------- ---------------- --------------- ----------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions               (3,203,316)      54,039,190      (2,710,541)      28,993,827
                                        ---------------- ---------------- --------------- ----------------
     Net increase (decrease) in
       net assets                        (230,680,208)      69,413,815     (53,230,310)      39,202,008
NET ASSETS:
  Beginning of period                     568,534,369      499,120,554     140,310,675      101,108,667
                                        ---------------- ---------------- --------------- ----------------
  End of Period                         $ 337,854,161    $ 568,534,369    $ 87,080,365    $ 140,310,675
                                        ================ ================ =============== ================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                      MSF WESTERN ASSET MANAGEMENT        MSF WESTERN ASSET MANAGEMENT
MSF HARRIS OAKMARK FOCUSED VALUE      STRATEGIC BOND OPPORTUNITIES                     U.S. GOVERNMENT
             INVESTMENT DIVISION               INVESTMENT DIVISION                 INVESTMENT DIVISION
----------------------------------- --------------------------------- -----------------------------------
         2008               2007             2008             2007             2008               2007
---------------- ------------------ ---------------- ---------------- ---------------- ------------------
 $ (2,632,044)      $ (3,325,568)     $ 6,980,201      $ 3,641,983      $ 5,971,685        $ 2,549,785
    8,563,230         65,624,422       (5,657,789)         518,285         (819,931)           (52,907)
 (147,799,720)       (92,557,316)     (46,018,322)       3,005,180       (9,157,472)         3,365,489
---------------- ------------------ ---------------- ---------------- ---------------- ------------------
 (141,868,534)       (30,258,462)     (44,695,910)       7,165,448       (4,005,718)         5,862,367
---------------- ------------------ ---------------- ---------------- ---------------- ------------------
   12,574,688         24,230,605       15,099,587       28,710,601       15,467,794         21,400,555
  (38,094,970)       (34,302,290)     (47,971,334)       3,019,494      (22,859,916)         6,575,430
     (333,316)          (234,647)        (500,339)        (270,312)        (377,747)          (199,786)
  (22,284,498)       (34,850,717)     (21,551,659)     (21,904,854)     (17,737,642)       (17,299,476)
---------------- ------------------ ---------------- ---------------- ---------------- ------------------
  (48,138,096)       (45,157,049)     (54,923,745)       9,554,929      (25,507,511)        10,476,723
---------------- ------------------ ---------------- ---------------- ---------------- ------------------
 (190,006,630)       (75,415,511)     (99,619,655)      16,720,377      (29,513,229)        16,339,090
  343,237,819        418,653,330      298,532,504      281,812,127      218,629,575        202,290,485
---------------- ------------------ ---------------- ---------------- ---------------- ------------------
$ 153,231,189      $ 343,237,819    $ 198,912,849    $ 298,532,504    $ 189,116,346      $ 218,629,575
================ ================== ================ ================ ================ ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                MSF FI VALUE LEADERS             MSF MFS TOTAL RETURN
                                                 INVESTMENT DIVISION              INVESTMENT DIVISION
                                        ------------------------------- --------------------------------
                                                2008            2007            2008             2007
                                        --------------- --------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)             $ 290,265      $ (623,886)    $ 2,779,529      $ 1,005,876
  Net realized gains (losses)              2,871,381      12,430,708       5,262,325        6,491,858
  Change in unrealized gains (losses)
     on investments                      (39,737,354)     (9,357,778)    (37,985,168)      (4,331,514)
                                        --------------- --------------- --------------- ----------------
     Net increase (decrease) in net
       assets resulting from operations  (36,575,708)      2,449,044     (29,943,314)       3,166,220
                                        --------------- --------------- --------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       5,196,456      11,256,138       8,378,399       14,117,632
  Net transfers (including fixed
     account)                            (10,124,537)     (8,558,454)    (11,747,735)      16,438,537
  Contract charges                          (158,711)       (101,501)       (125,933)         (66,006)
  Transfers for contract benefits and
     terminations                         (5,173,997)     (5,783,360)    (12,082,869)     (14,010,581)
                                        --------------- --------------- --------------- ----------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions             (10,260,789)     (3,187,177)    (15,578,138)      16,479,582
                                        --------------- --------------- --------------- ----------------
     Net increase (decrease) in
       net assets                        (46,836,497)       (738,133)    (45,521,452)      19,645,802
NET ASSETS:
  Beginning of period                     99,283,383     100,021,516     137,606,326      117,960,524
                                        --------------- --------------- --------------- ----------------
  End of Period                         $ 52,446,886    $ 99,283,383    $ 92,084,874    $ 137,606,326
                                        =============== =============== =============== ================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                                                        MSF METLIFE
MSF BLACKROCK LEGACY LARGE CAP GROWTH    MSF METLIFE CONSERVATIVE ALLOCATION    CONSERVATIVE TO MODERATE ALLOCATION
                  INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
---------------------------------------- -------------------------------------- --------------------------------------
        2008                     2007             2008                  2007             2008                  2007
--------------- ------------------------ ---------------- --------------------- ---------------- ---------------------
  $ (680,945)              $ (399,948)      $ (656,900)         $ (1,061,879)    $ (1,341,331)         $ (4,659,633)
    (670,672)               1,538,667         (653,008)              965,067        1,805,050             1,602,284
 (25,252,337)               2,970,884      (26,911,119)            3,629,986     (135,592,725)           12,421,508
--------------- ------------------------ ---------------- --------------------- ---------------- ---------------------
 (26,603,954)               4,109,603      (28,221,027)            3,533,174     (135,129,006)            9,364,159
--------------- ------------------------ ---------------- --------------------- ---------------- ---------------------
   9,937,303                6,406,504       37,196,841            28,995,189      128,333,557           149,527,563
  21,122,408               21,296,807       54,103,485            49,841,700       73,794,760           130,511,391
    (141,242)                 (36,246)        (458,059)             (114,345)      (1,662,525)             (477,730)
  (3,751,687)              (1,891,131)     (14,295,878)           (6,478,951)     (39,499,877)          (20,763,150)
--------------- ------------------------ ---------------- --------------------- ---------------- ---------------------
  27,166,782               25,775,934       76,546,389            72,243,593      160,965,915           258,798,074
--------------- ------------------------ ---------------- --------------------- ---------------- ---------------------
     562,828               29,885,537       48,325,362            75,776,767       25,836,909           268,162,233
  52,009,160               22,123,623      117,554,292            41,777,525      480,507,437           212,345,204
--------------- ------------------------ ---------------- --------------------- ---------------- ---------------------
$ 52,571,988             $ 52,009,160    $ 165,879,654         $ 117,554,292    $ 506,344,346         $ 480,507,437
=============== ======================== ================ ===================== ================ =====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                                    MSF METLIFE
                                           MSF METLIFE MODERATE ALLOCATION    MODERATE TO AGGRESSIVE ALLOCATION
                                                       INVESTMENT DIVISION                  INVESTMENT DIVISION
                                        ------------------------------------- ------------------------------------
                                                   2008               2007             2008                2007
                                        ------------------ ------------------ ---------------- -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)             $ (6,944,660)     $ (11,313,159)    $ (8,099,841)       $ (9,797,793)
  Net realized gains (losses)                 9,525,724          1,849,234        9,435,581           2,102,401
  Change in unrealized gains (losses)
     on investments                        (459,107,249)        22,083,653     (488,346,641)          8,665,318
                                        ------------------ ------------------ ---------------- -------------------
     Net increase (decrease) in net
       assets resulting from operations    (456,526,185)        12,619,728     (487,010,901)            969,926
                                        ------------------ ------------------ ---------------- -------------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                        361,325,978        461,716,037      331,653,787         476,251,298
  Net transfers (including fixed
     account)                               140,505,258        326,048,153       75,077,331         254,492,847
  Contract charges                           (5,380,587)        (1,539,452)      (5,703,525)         (1,529,410)
  Transfers for contract benefits and
     terminations                           (72,125,708)       (40,016,196)     (45,344,739)        (25,732,472)
                                        ------------------ ------------------ ---------------- -------------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions                424,324,941        746,208,542      355,682,854         703,482,263
                                        ------------------ ------------------ ---------------- -------------------
     Net increase (decrease) in
       net assets                           (32,201,244)       758,828,270     (131,328,047)        704,452,189
NET ASSETS:
  Beginning of period                     1,243,038,089        484,209,819    1,105,869,460         401,417,271
                                        ------------------ ------------------ ---------------- -------------------
  End of Period                         $ 1,210,836,845    $ 1,243,038,089    $ 974,541,413     $ 1,105,869,460
                                        ================== ================== ================ ===================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

MSF METLIFE AGGRESSIVE ALLOCATION                 MSF FI LARGE CAP         FIDELITY VIP MONEY MARKET
              INVESTMENT DIVISION              INVESTMENT DIVISION               INVESTMENT DIVISION
------------------------------------ -------------------------------- ---------------------------------
        2008                 2007           2008              2007            2008              2007
--------------- -------------------- -------------- ----------------- --------------- -----------------
  $ (492,018)          $ (810,266)     $ (79,346)        $ (61,888)      $ 325,385         $ 552,205
    (472,242)           1,588,548       (422,031)          395,196              --                --
 (34,425,691)            (689,990)    (3,050,418)         (283,973)             --                --
--------------- -------------------- -------------- ----------------- --------------- -----------------
 (35,389,951)              88,292     (3,551,795)           49,335         325,385           552,205
--------------- -------------------- -------------- ----------------- --------------- -----------------
  17,148,110           27,945,493      1,545,503         1,983,618       5,171,349         4,184,569
  (5,381,218)          14,979,959      1,918,722         1,405,648         482,877         2,068,392
    (195,743)             (87,418)        (9,750)           (4,026)             --                --
  (4,825,585)          (3,432,067)      (259,893)         (247,620)     (6,842,344)       (2,299,314)
--------------- -------------------- -------------- ----------------- --------------- -----------------
   6,745,564           39,405,967      3,194,582         3,137,620      (1,188,118)        3,953,647
--------------- -------------------- -------------- ----------------- --------------- -----------------
 (28,644,387)          39,494,259       (357,213)        3,186,955        (862,733)        4,505,852
  82,686,153           43,191,894      6,017,112         2,830,157      15,686,013        11,180,161
--------------- -------------------- -------------- ----------------- --------------- -----------------
$ 54,041,766         $ 82,686,153    $ 5,659,899       $ 6,017,112    $ 14,823,280      $ 15,686,013
=============== ==================== ============== ================= =============== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                           FIDELITY VIP EQUITY-INCOME              FIDELITY VIP GROWTH
                                                  INVESTMENT DIVISION              INVESTMENT DIVISION
                                        -------------------------------- --------------------------------
                                                2008             2007            2008             2007
                                        --------------- ---------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ 1,278,896      $ 1,046,382      $ (173,753)      $ (163,160)
  Net realized gains (losses)             (3,051,286)      11,907,756      (1,666,048)      (1,450,619)
  Change in unrealized gains (losses)
     on investments                      (45,260,016)     (11,883,023)    (61,901,896)      32,118,226
                                        --------------- ---------------- --------------- ----------------
     Net increase (decrease) in net
       assets resulting from operations  (47,032,406)       1,071,115     (63,741,697)      30,504,447
                                        --------------- ---------------- --------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       4,098,015        6,313,998       5,078,607        6,213,300
  Net transfers (including fixed
     account)                             (7,893,736)      (3,383,132)     (4,836,817)      (3,516,281)
  Contract charges                            (4,158)          (2,473)         (5,790)          (3,264)
  Transfers for contract benefits and
     terminations                        (12,354,578)     (15,733,391)    (15,920,623)     (15,773,382)
                                        --------------- ---------------- --------------- ----------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions             (16,154,457)     (12,804,998)    (15,684,623)     (13,079,627)
                                        --------------- ---------------- --------------- ----------------
     Net increase (decrease) in
       net assets                        (63,186,863)     (11,733,883)    (79,426,320)      17,424,820
NET ASSETS:
  Beginning of period                    120,473,616      132,207,499     145,295,256      127,870,436
                                        --------------- ---------------- --------------- ----------------
  End of Period                         $ 57,286,753    $ 120,473,616    $ 65,868,936    $ 145,295,256
                                        =============== ================ =============== ================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

FIDELITY VIP INVESTMENT GRADE BOND           CALVERT SOCIAL BALANCED     CALVERT SOCIAL MID CAP GROWTH
               INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION
------------------------------------- --------------------------------- ---------------------------------
        2008                  2007            2008              2007           2008               2007
--------------- --------------------- --------------- ----------------- -------------- ------------------
   $ 654,625             $ 598,208       $ 709,941         $ 788,459      $ (98,997)        $ (118,491)
    (210,326)             (195,328)       (125,673)        3,631,755        209,321            502,588
  (1,252,833)              269,086     (19,774,020)       (3,428,909)    (4,605,855)           694,117
--------------- --------------------- --------------- ----------------- -------------- ------------------
    (808,534)              671,966     (19,189,752)          991,305     (4,495,531)         1,078,214
--------------- --------------------- --------------- ----------------- -------------- ------------------
   1,425,519             2,169,532       4,397,353         5,149,832        995,743          1,129,029
  (1,120,254)            1,761,065      (3,439,822)       (1,959,599)      (464,588)          (172,737)
      (1,850)                 (901)         (9,478)           (4,869)        (1,897)              (956)
  (3,015,146)           (3,161,109)     (4,311,562)       (5,063,221)    (1,010,202)        (1,701,983)
--------------- --------------------- --------------- ----------------- -------------- ------------------
  (2,711,731)              768,587      (3,363,509)       (1,877,857)      (480,944)          (746,647)
--------------- --------------------- --------------- ----------------- -------------- ------------------
  (3,520,265)            1,440,553     (22,553,261)         (886,552)    (4,976,475)           331,567
  20,883,287            19,442,734      62,179,011        63,065,563     12,291,484         11,959,917
--------------- --------------------- --------------- ----------------- -------------- ------------------
$ 17,363,022          $ 20,883,287    $ 39,625,750      $ 62,179,011    $ 7,315,009       $ 12,291,484
=============== ===================== =============== ================= ============== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                          MIST LORD ABBETT BOND DEBENTURE    MIST MFS RESEARCH INTERNATIONAL
                                                      INVESTMENT DIVISION                INVESTMENT DIVISION
                                          ---------------------------------- ----------------------------------
                                                   2008              2007             2008              2007
                                          ---------------- ----------------- ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)              $ 6,624,077       $ 9,148,394      $ 1,021,156         $ (11,903)
  Net realized gains (losses)                (1,768,825)        3,190,944       10,083,122        31,869,601
  Change in net unrealized gains (losses)
     on investments                         (51,664,533)         (686,059)    (134,576,886)      (13,386,442)
                                          ---------------- ----------------- ---------------- -----------------
     Net increase (decrease) in net
       assets resulting from operations     (46,809,281)       11,653,279     (123,472,608)       18,471,256
                                          ---------------- ----------------- ---------------- -----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                         14,897,180        25,910,027       25,234,016        21,537,076
  Net transfers (including fixed
     account)                               (25,903,425)       23,575,253       77,754,240        31,543,550
  Contract charges                             (369,669)         (194,314)        (388,580)         (153,465)
  Transfers for contract benefits and
     terminations                           (18,743,525)      (20,893,544)     (16,091,620)      (11,678,263)
                                          ---------------- ----------------- ---------------- -----------------
     Net increase (decrease) in net
       assets resulting from
       capital transactions                 (30,119,439)       28,397,422       86,508,056        41,248,898
                                          ---------------- ----------------- ---------------- -----------------
     Net increase (decrease) in
       net assets                           (76,928,720)       40,050,701      (36,964,552)       59,720,154
NET ASSETS:
  Beginning of period                       250,880,658       210,829,957      206,951,217       147,231,063
                                          ---------------- ----------------- ---------------- -----------------
  End of period                           $ 173,951,938     $ 250,880,658    $ 169,986,665     $ 206,951,217
                                          ================ ================= ================ =================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

MIST T. ROWE PRICE MID CAP GROWTH           MIST PIMCO TOTAL RETURN              MIST RCM TECHNOLOGY
              INVESTMENT DIVISION               INVESTMENT DIVISION              INVESTMENT DIVISION
------------------------------------ --------------------------------- --------------------------------
         2008                2007             2008             2007            2008             2007
---------------- ------------------- ---------------- ---------------- --------------- ----------------
 $ (2,097,097)       $ (1,788,325)    $ 12,927,170      $ 9,144,952    $ 10,405,310       $ (837,550)
   15,016,948          12,178,140       11,487,658        1,288,205      11,693,990        5,327,861
  (91,290,543)          8,019,597      (31,136,212)      17,341,489     (69,324,906)      11,395,210
---------------- ------------------- ---------------- ---------------- --------------- ----------------
  (78,370,692)         18,409,412       (6,721,384)      27,774,646     (47,225,606)      15,885,521
---------------- ------------------- ---------------- ---------------- --------------- ----------------
   16,188,261          16,682,150       46,531,152       37,666,246       7,165,246        5,651,466
   (2,749,720)         50,271,696         (835,353)      23,826,828     (10,252,475)      42,844,704
     (282,748)           (115,826)        (865,178)        (358,856)       (143,210)         (49,813)
  (10,979,968)        (11,087,494)     (45,534,684)     (38,060,773)     (6,314,641)      (5,825,384)
---------------- ------------------- ---------------- ---------------- --------------- ----------------
    2,175,825          55,750,526         (704,063)      23,073,445      (9,545,080)      42,620,973
---------------- ------------------- ---------------- ---------------- --------------- ----------------
  (76,194,867)         74,159,938       (7,425,447)      50,848,091     (56,770,686)      58,506,494
  193,009,732         118,849,794      488,859,178      438,011,087     109,742,282       51,235,788
---------------- ------------------- ---------------- ---------------- --------------- ----------------
$ 116,814,865       $ 193,009,732    $ 481,433,731    $ 488,859,178    $ 52,971,596    $ 109,742,282
================ =================== ================ ================ =============== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                   MIST LAZARD MID CAP     MIST MET/AIM SMALL CAP GROWTH
                                                   INVESTMENT DIVISION               INVESTMENT DIVISION
                                          ------------------------------- ---------------------------------
                                                  2008            2007            2008              2007
                                          --------------- --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)              $ (159,677)     $ (721,656)     $ (368,890)       $ (412,459)
  Net realized gains (losses)               (1,689,996)      6,328,624       1,303,682         1,693,769
  Change in net unrealized gains (losses)
     on investments                        (22,366,432)    (10,867,276)    (13,977,407)        1,033,409
                                          --------------- --------------- --------------- -----------------
     Net increase (decrease) in net
       assets resulting from operations    (24,216,105)     (5,260,308)    (13,042,615)        2,314,719
                                          --------------- --------------- --------------- -----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                         3,679,314      10,349,741       2,097,548         3,471,663
  Net transfers (including fixed
     account)                              (10,769,913)     16,611,588      (1,042,539)        3,891,707
  Contract charges                            (105,540)        (67,121)        (52,169)          (28,460)
  Transfers for contract benefits and
     terminations                           (3,639,958)     (5,423,509)     (1,822,394)       (2,041,432)
                                          --------------- --------------- --------------- -----------------
     Net increase (decrease) in net
       assets resulting from
       capital transactions                (10,836,097)     21,470,699        (819,554)        5,293,478
                                          --------------- --------------- --------------- -----------------
     Net increase (decrease) in
       net assets                          (35,052,202)     16,210,391     (13,862,169)        7,608,197
NET ASSETS:
  Beginning of period                       71,203,257      54,992,866      33,578,933        25,970,736
                                          --------------- --------------- --------------- -----------------
  End of period                           $ 36,151,055    $ 71,203,257    $ 19,716,764      $ 33,578,933
                                          =============== =============== =============== =================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

MIST HARRIS OAKMARK INTERNATIONAL    MIST OPPENHEIMER CAPITAL APPRECIATION    MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH
              INVESTMENT DIVISION                      INVESTMENT DIVISION                           INVESTMENT DIVISION
------------------------------------ ---------------------------------------- ---------------------------------------------
         2008                2007            2008                     2007            2008                          2007
---------------- ------------------- --------------- ------------------------ --------------- -----------------------------
  $ 1,027,874        $ (1,972,075)      $ 589,085               $ (246,562)     $ (285,633)                   $ (357,794)
   18,363,985          51,059,188       5,465,114                1,257,595      (1,409,063)                    3,721,188
 (150,086,242)        (60,237,702)    (21,467,507)                 765,329      (8,851,362)                   (2,932,855)
---------------- ------------------- --------------- ------------------------ --------------- -----------------------------
 (130,694,383)        (11,150,589)    (15,413,308)               1,776,362     (10,546,058)                      430,539
---------------- ------------------- --------------- ------------------------ --------------- -----------------------------
   18,727,670          53,021,208       4,947,027                4,328,193       1,655,761                     2,546,882
  (66,985,279)          7,757,092       2,884,069               11,491,711      (1,908,648)                   (4,288,505)
     (528,826)           (366,595)        (59,769)                 (21,343)        (32,138)                      (20,581)
  (18,466,945)        (26,091,782)     (1,838,981)              (1,269,835)     (2,072,152)                   (2,284,387)
---------------- ------------------- --------------- ------------------------ --------------- -----------------------------
  (67,253,380)         34,319,923       5,932,346               14,528,726      (2,357,177)                   (4,046,591)
---------------- ------------------- --------------- ------------------------ --------------- -----------------------------
 (197,947,763)         23,169,334      (9,480,962)              16,305,088     (12,903,235)                   (3,616,052)
  364,951,267         341,781,933      29,078,859               12,773,771      28,433,627                    32,049,679
---------------- ------------------- --------------- ------------------------ --------------- -----------------------------
$ 167,003,504       $ 364,951,267    $ 19,597,897             $ 29,078,859    $ 15,530,392                  $ 28,433,627
================ =================== =============== ======================== =============== =============================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                          MIST THIRD AVENUE SMALL CAP VALUE    MIST CLARION GLOBAL REAL ESTATE
                                                        INVESTMENT DIVISION                INVESTMENT DIVISION
                                          ------------------------------------ ----------------------------------
                                                 2008                  2007             2008              2007
                                          -------------- --------------------- ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)              $ (26,212)            $ (15,655)       $ 877,623      $ (1,335,789)
  Net realized gains (losses)                 218,118               422,644        4,581,973        55,323,936
  Change in net unrealized gains (losses)
     on investments                        (2,248,427)             (750,746)    (118,403,745)     (118,107,390)
                                          -------------- --------------------- ---------------- -----------------
     Net increase (decrease) in net
       assets resulting from operations    (2,056,521)             (343,757)    (112,944,149)      (64,119,243)
                                          -------------- --------------------- ---------------- -----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                        1,567,519             2,139,108       17,586,427        49,142,054
  Net transfers (including fixed
     account)                                (728,237)              103,227      (23,516,824)      (51,930,785)
  Contract charges                            (12,458)               (7,188)        (480,511)         (323,450)
  Transfers for contract benefits and
     terminations                            (188,065)             (178,231)     (17,017,274)      (25,326,696)
                                          -------------- --------------------- ---------------- -----------------
     Net increase (decrease) in net
       assets resulting from
       capital transactions                   638,759             2,056,916      (23,428,182)      (28,438,877)
                                          -------------- --------------------- ---------------- -----------------
     Net increase (decrease) in
       net assets                          (1,417,762)            1,713,159     (136,372,331)      (92,558,120)
NET ASSETS:
  Beginning of period                       6,558,207             4,845,048      289,685,350       382,243,470
                                          -------------- --------------------- ---------------- -----------------
  End of period                           $ 5,140,445           $ 6,558,207    $ 153,313,019     $ 289,685,350
                                          ============== ===================== ================ =================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

  MIST LEGG MASON VALUE EQUITY             MIST SSGA GROWTH ETF    MIST SSGA GROWTH AND INCOME ETF
           INVESTMENT DIVISION              INVESTMENT DIVISION                INVESTMENT DIVISION
--------------------------------- -------------------------------- ----------------------------------
        2008              2007           2008              2007           2008                2007
---------------     ------------- --------------      ------------ --------------      --------------
  $ (263,747)       $ (465,531)      $ 17,748         $ (97,814)      $ 18,290           $ (56,745)
  (1,141,071)          586,474       (781,487)          459,096       (137,016)            205,403
 (15,608,813)       (2,491,612)    (3,117,487)         (182,242)    (2,073,544)            (44,450)
--------------- ----------------- -------------- ----------------- -------------- -------------------
 (17,013,631)       (2,370,669)    (3,881,226)          179,040     (2,192,270)            104,208
--------------- ----------------- -------------- ----------------- -------------- -------------------
   1,663,185         2,901,470        934,339         1,764,431      1,700,934             589,417
     244,342        (1,181,490)    (2,216,753)        7,249,580      4,499,417           1,742,162
     (36,722)          (27,047)       (19,268)           (8,024)       (10,892)             (4,020)
  (1,947,635)       (2,610,329)      (562,120)         (298,018)      (432,037)           (212,118)
--------------- ----------------- -------------- ----------------- -------------- -------------------
     (76,830)         (917,396)    (1,863,802)        8,707,969      5,757,422           2,115,441
--------------- ----------------- -------------- ----------------- -------------- -------------------
 (17,090,461)       (3,288,065)    (5,745,028)        8,887,009      3,565,152           2,219,649
  31,321,834        34,609,899     12,579,610         3,692,601      5,202,299           2,982,650
--------------- ----------------- -------------- ----------------- -------------- -------------------
$ 14,231,373      $ 31,321,834    $ 6,834,582      $ 12,579,610    $ 8,767,451         $ 5,202,299
=============== ================= ============== ================= ============== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                          MIST PIMCO INFLATION PROTECTED BOND                 MIST JANUS FORTY
                                                          INVESTMENT DIVISION              INVESTMENT DIVISION
                                          -------------------------------------- --------------------------------
                                                   2008                  2007             2008          2007(A)
                                          ---------------- --------------------- ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)              $ 3,635,191              $ 90,291      $ 4,719,764      $ (119,143)
  Net realized gains (losses)                (3,968,140)              104,897       (3,016,168)         52,778
  Change in net unrealized gains (losses)
     on investments                         (24,763,988)            2,068,740      (89,296,980)      2,096,211
                                          ---------------- --------------------- ---------------- ---------------
     Net increase (decrease) in net
       assets resulting from operations     (25,096,937)            2,263,928      (87,593,384)      2,029,846
                                          ---------------- --------------------- ---------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                         31,685,042             6,010,072       34,749,493       3,387,129
  Net transfers (including fixed
     account)                               148,648,965            21,883,320      151,241,251      45,615,571
  Contract charges                             (287,963)              (24,928)        (247,240)        (11,996)
  Transfers for contract benefits and
     terminations                           (12,536,689)           (1,853,211)      (9,256,481)       (508,494)
                                          ---------------- --------------------- ---------------- ---------------
     Net increase (decrease) in net
       assets resulting from
       capital transactions                 167,509,355            26,015,253      176,487,023      48,482,210
                                          ---------------- --------------------- ---------------- ---------------
     Net increase (decrease) in
       net assets                           142,412,418            28,279,181       88,893,639      50,512,056
NET ASSETS:
  Beginning of period                        41,963,317            13,684,136       50,512,056              --
                                          ---------------- --------------------- ---------------- ---------------
  End of period                           $ 184,375,735          $ 41,963,317    $ 139,405,695    $ 50,512,056
                                          ================ ===================== ================ ===============

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

   MIST BLACKROCK LARGE CAP CORE                        VARIABLE B                        VARIABLE C
             INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION
----------------------------------- --------------------------------- --------------------------------
         2008             2007(A)           2008              2007           2008              2007
---------------- ------------------ --------------- ----------------- -------------- -----------------
 $ (3,872,714)      $ (9,155,867)      $ (40,838)        $ 202,018        $ 7,121          $ 26,269
    4,222,503            859,655        (111,529)         (596,216)        10,421           514,899
 (388,077,399)        11,649,148      (9,765,246)        2,121,375       (789,938)         (407,879)
---------------- ------------------ --------------- ----------------- -------------- -----------------
 (387,727,610)         3,352,936      (9,917,613)        1,727,177       (772,396)          133,289
---------------- ------------------ --------------- ----------------- -------------- -----------------
   24,192,864         19,373,709          13,944            18,364          7,765             7,542
  (59,319,532)     1,161,274,973        (312,772)         (605,844)       (16,729)               --
     (141,355)          (121,743)             --                --             (3)               --
  (84,967,697)       (86,405,776)     (3,069,126)       (5,141,649)      (260,895)         (162,239)
---------------- ------------------ --------------- ----------------- -------------- -----------------
 (120,235,720)     1,094,121,163      (3,367,954)       (5,729,129)      (269,862)         (154,697)
---------------- ------------------ --------------- ----------------- -------------- -----------------
 (507,963,330)     1,097,474,099     (13,285,567)       (4,001,952)    (1,042,258)          (21,408)
1,097,474,099                 --      28,073,493        32,075,445      2,233,598         2,255,006
---------------- ------------------ --------------- ----------------- -------------- -----------------
$ 589,510,769    $ 1,097,474,099    $ 14,787,926      $ 28,073,493    $ 1,191,340       $ 2,233,598
================ ================== =============== ================= ============== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                         MIST                 MIST                 MIST                 MIST
                                               AMERICAN FUNDS       AMERICAN FUNDS       AMERICAN FUNDS        MET/TEMPLETON
                                          BALANCED ALLOCATION    GROWTH ALLOCATION  MODERATE ALLOCATION               GROWTH
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------- -------------------- -------------------- --------------------
                                                       2008(B)              2008(B)              2008(B)              2008(B)
                                          -------------------- -------------------- -------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                    $ 2,005,446          $ 3,733,857          $ 3,654,476              $ 1,515
  Net realized gains (losses)                        (355,370)            (120,462)            (638,030)             (15,247)
  Change in net unrealized gains (losses)
     on investments                               (15,004,519)         (33,400,127)         (19,899,584)            (414,664)
                                          -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net
       assets resulting from operations           (13,354,443)         (29,786,732)         (16,883,138)            (428,396)
                                          -------------------- -------------------- -------------------- --------------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                               20,399,671           44,728,651           55,277,073            1,419,225
  Net transfers (including fixed
     account)                                      57,701,640           85,395,049           81,208,138            1,195,992
  Contract charges                                    (48,734)            (167,615)             (83,463)                (615)
  Transfers for contract benefits and
     terminations                                    (957,048)          (1,162,654)          (2,606,759)             (18,349)
                                          -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net
       assets resulting from
       capital transactions                        77,095,529          128,793,431          133,794,989            2,596,253
                                          -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in
       net assets                                  63,741,086           99,006,699          116,911,851            2,167,857
NET ASSETS:
  Beginning of period                                      --                   --                   --                   --
                                          -------------------- -------------------- -------------------- --------------------
  End of period                                  $ 63,741,086         $ 99,006,699        $ 116,911,851          $ 2,167,857
                                          ==================== ==================== ==================== ====================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                MIST MET/FRANKLIN
  MIST MET/FRANKLIN      MIST MET/FRANKLIN              TEMPLETON
             INCOME          MUTUAL SHARES      FOUNDING STRATEGY               AMERICAN FUNDS GROWTH
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION                 INVESTMENT DIVISION
---------------------- ---------------------- ---------------------- -----------------------------------
             2008(B)                2008(B)                2008(B)            2008               2007
---------------------- ---------------------- ---------------------- ---------------- ------------------
          $ 159,271              $ 112,826              $ 261,654     $ (7,116,151)      $ (8,363,917)
            (70,887)               (88,815)              (491,774)     120,067,924        110,648,389
         (1,092,658)            (1,009,260)            (3,971,896)    (709,244,939)        19,967,396
---------------------- ---------------------- ---------------------- ---------------- ------------------
         (1,004,274)              (985,249)            (4,202,016)    (596,293,166)       122,251,868
---------------------- ---------------------- ---------------------- ---------------- ------------------
          3,156,930              1,617,727              6,348,315       96,162,669        134,836,516
          6,495,653              4,035,016             17,837,792      (13,106,689)        43,118,590
             (2,542)                (2,626)               (27,546)      (1,949,415)        (1,086,508)
           (158,775)               (62,448)              (189,597)     (78,643,259)       (90,455,120)
---------------------- ---------------------- ---------------------- ---------------- ------------------
          9,491,266              5,587,669             23,968,964        2,463,306         86,413,478
---------------------- ---------------------- ---------------------- ---------------- ------------------
          8,486,992              4,602,420             19,766,948     (593,829,860)       208,665,346
                 --                     --                     --    1,339,638,488      1,130,973,142
---------------------- ---------------------- ---------------------- ---------------- ------------------
        $ 8,486,992            $ 4,602,420           $ 19,766,948    $ 745,808,628    $ 1,339,638,488
====================== ====================== ====================== ================ ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                            AMERICAN FUNDS GROWTH-INCOME    AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                     INVESTMENT DIVISION                           INVESTMENT DIVISION
                                          --------------------------------- ---------------------------------------------
                                                   2008             2007             2008                         2007
                                          ---------------- ---------------- ---------------- ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)              $ 1,632,786        $ 781,367     $ (7,786,636)                 $ 9,669,296
  Net realized gains (losses)                43,655,541       43,381,433       59,260,901                   75,232,113
  Change in net unrealized gains (losses)
     on investments                        (378,490,687)     (15,278,624)    (424,560,153)                  11,944,938
                                          ---------------- ---------------- ---------------- ----------------------------
     Net increase (decrease) in net
       assets resulting from operations    (333,202,360)      28,884,176     (373,085,888)                  96,846,347
                                          ---------------- ---------------- ---------------- ----------------------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                         50,078,692       85,617,553       46,769,230                   66,364,141
  Net transfers (including fixed
     account)                               (51,145,220)      30,496,560      (49,975,080)                 109,813,093
  Contract charges                           (1,165,979)        (679,011)        (938,640)                    (532,280)
  Transfers for contract benefits and
     terminations                           (59,045,300)     (68,668,111)     (39,194,424)                 (44,986,297)
                                          ---------------- ---------------- ---------------- ----------------------------
     Net increase (decrease) in net
       assets resulting from
       capital transactions                 (61,277,807)      46,766,991      (43,338,914)                 130,658,657
                                          ---------------- ---------------- ---------------- ----------------------------
     Net increase (decrease) in
       net assets                          (394,480,167)      75,651,167     (416,424,802)                 227,505,004
NET ASSETS:
  Beginning of period                       901,350,156      825,698,989      728,759,168                  501,254,164
                                          ---------------- ---------------- ---------------- ----------------------------
  End of period                           $ 506,869,989    $ 901,350,156    $ 312,334,366                $ 728,759,168
                                          ================ ================ ================ ============================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

           AMERICAN FUNDS BOND
           INVESTMENT DIVISION
---------------------------------
         2008             2007
---------------- ----------------
  $ 5,575,536      $ 9,998,163
   (4,033,088)         883,331
  (18,645,250)      (8,588,996)
---------------- ----------------
  (17,102,802)       2,292,498
---------------- ----------------
   16,082,255       40,924,014
  (39,970,690)      89,559,631
     (285,165)        (129,859)
  (12,106,920)      (9,239,302)
---------------- ----------------
  (36,280,520)     121,114,484
---------------- ----------------
  (53,383,322)     123,406,982
  179,627,859       56,220,877
---------------- ----------------
$ 126,244,537    $ 179,627,859
================ ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
Fidelity Variable Insurance Products ("Fidelity VIP")
Calvert Variable Series, Inc. ("Calvert")

Met Investors Series Trust ("MIST")*
American Funds Insurance Series ("American Funds")

* See Note 3 for discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the contract owner. The following Investment Divisions were available for investment as of December 31, 2008:

MSF BlackRock Diversified Investment Division*
MSF BlackRock Aggressive Growth
Investment Division*
MSF MetLife Stock Index Investment Division*
MSF Julius Baer International Stock
Investment Division*
MSF FI Mid Cap Opportunities Investment Division*
MSF T. Rowe Price Small Cap Growth
Investment Division*
MSF Oppenheimer Global Equity
Investment Division*
MSF MFS Value Investment Division*
MSF Neuberger Berman Mid Cap Value
Investment Division*
MSF T. Rowe Price Large Cap Growth
Investment Division*
MSF Lehman Brothers Aggregate Bond Index
Investment Division*
MSF Morgan Stanley EAFE Index
Investment Division*
MSF Russell 2000 Index Investment Division*
MSF Jennison Growth Investment Division*
MSF BlackRock Strategic Value Investment Division*
MSF MetLife Mid Cap Stock Index
Investment Division*

MSF Franklin Templeton Small Cap Growth
Investment Division*
MSF BlackRock Large Cap Value
Investment Division*
MSF BlackRock Bond Income Investment Division*
MSF BlackRock Money Market Investment Division*
MSF Davis Venture Value Investment Division*
MSF Loomis Sayles Small Cap Investment Division*
MSF Harris Oakmark Focused Value
Investment Division*
MSF Western Asset Management Strategic Bond
Opportunities Investment Division*
MSF Western Asset Management U.S. Government
Investment Division*
MSF FI Value Leaders Investment Division*
MSF MFS Total Return Investment Division*
MSF BlackRock Legacy Large Cap Growth
Investment Division*
MSF MetLife Conservative Allocation
Investment Division*
MSF MetLife Conservative to Moderate Allocation
Investment Division*
MSF MetLife Moderate Allocation
Investment Division*
MSF MetLife Moderate to Aggressive Allocation
Investment Division*

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

MSF MetLife Aggressive Allocation
Investment Division*
MSF FI Large Cap Investment Division*
Fidelity VIP Money Market Investment Division
Fidelity VIP Equity-Income Investment Division
Fidelity VIP Growth Investment Division
Fidelity VIP Investment Grade Bond
Investment Division
Calvert Social Balanced Investment Division
Calvert Social Mid Cap Growth Investment Division
MIST Lord Abbett Bond Debenture
Investment Division*
MIST MFS Research International
Investment Division*
MIST T. Rowe Price Mid Cap Growth
Investment Division*
MIST PIMCO Total Return Investment Division*
MIST RCM Technology Investment Division*
MIST Lazard Mid Cap Investment Division*
MIST Met/AIM Small Cap Growth
Investment Division*
MIST Harris Oakmark International
Investment Division*
MIST Oppenheimer Capital Appreciation
Investment Division*
MIST Legg Mason Partners Aggressive Growth
Investment Division*
MIST Third Avenue Small Cap Value
Investment Division
MIST Clarion Global Real Estate Investment Division*

MIST Legg Mason Value Equity Investment Division*
MIST SSgA Growth ETF Investment Division*
MIST SSgA Growth and Income ETF
Investment Division*
MIST PIMCO Inflation Protected Bond
Investment Division*
MIST Janus Forty Investment Division*
MIST BlackRock Large Cap Core
Investment Division*
Variable B Investment Division (a)
Variable C Investment Division (a)
Variable D Investment Division**
MIST American Funds Balanced Allocation
Investment Division (b)*
MIST American Funds Growth Allocation
Investment Division (b)*
MIST American Funds Moderate Allocation
Investment Division (b)*
MIST Met/Templeton Growth Investment Division (b)*
MIST Met/Franklin Income Investment Division (b)*
MIST Met/Franklin Mutual Shares
Investment Division (b)*
MIST Met/Franklin Templeton Founding Strategy
Investment Division (b)*
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization
Investment Division
American Funds Bond Investment Division

(a) Variable B Investment Division and Variable C Investment Division only invest in the BlackRock Large Cap Core Portfolio.

(b) This Investment Division began operations during the year ended December 31, 2008.

* This Investment Division invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

** This Investment Division had no net assets as of December 31, 2008.


The following Investment Division ceased operations during the year ended December 31, 2008:

Fidelity VIP Overseas Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2008:

NAME CHANGES:

OLD NAME

FI International Stock Portfolio
Harris Oakmark Large Cap Value Portfolio
Neuberger Berman Real Estate Portfolio
Cyclical Growth ETF Portfolio
Cyclical Growth and Income ETF Portfolio

NEW NAME

Julius Baer International Stock Portfolio
MFS Value Portfolio
Clarion Global Real Estate Portfolio
SSgA Growth ETF Portfolio
SSgA Growth and Income ETF Portfolio

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

 1. ORGANIZATION -- (CONCLUDED)

SUBSTITUTION:

OLD NAME
Fidelity VIP Overseas Portfolio

NEW NAME
MFS Research International Portfolio

This report is prepared for the general information of the contract owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable to variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Investment Divisions.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

NET TRANSFERS
Funds transferred by the contract owner into or out of the Investment Divisions within the Separate Account or into and out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Effective January 1, 2008, the Separate Account adopted SFAS 157 and applied the provisions of the statement prospectively to assets measured at fair value. The adoption of SFAS 157 had no impact on the fair value of items measured at fair value. Each Investment Division invests in shares of open-end mutual funds which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the Trusts at the close of each business day. On that basis, the fair value measurements of all shares held by the Separate Account are reported as Level 1.

Effective January 1, 2007, the Company adopted FASB Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. The adoption of FIN 48 had no impact on the financial statements of each of the Investment Divisions.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In December 2007, the FASB issued SFAS No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51 ("SFAS 160"). SFAS 160 defines and establishes accounting and reporting standards for noncontrolling interests in a subsidiary. The pronouncement is effective for fiscal years beginning on or after December 15, 2008. The Separate Account believes the adoption of SFAS 160 will have no material impact on the financial statements of each of the Investment Divisions.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Investment Divisions:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

ADMINISTRATIVE -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

OPTIONAL DEATH BENEFIT RIDER -- For an additional charge, the total death benefit payable may be increased based on the earnings in the Contracts.

EARNINGS PRESERVATION BENEFIT -- For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2008:

Mortality & Expense Risk      0.50% - 1.95%
Administrative                0.20% - 0.75%
Optional Death Benefit Rider  0.10% - 0.35%
Earnings Preservation Benefit         0.25%


The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge which ranges from $15 to $30 is assessed on an annual basis for Contracts with a value of less than $50,000. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. For those contract owners who choose optional living benefit riders, these charges range from 0.50% to 0.85% of the account value and are charged at each contract anniversary date. These charges are assessed through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS

                                                                                              FOR THE YEAR ENDED
                                                            AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                          ------------------------- ----------------------------
                                                                                          COST OF       PROCEEDS
                                                               SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          ----------- ------------- ------------- --------------
MSF BlackRock Diversified Investment Division              54,617,928   907,609,273    45,087,013    191,584,079
MSF BlackRock Aggressive Growth Investment Division        22,069,314   490,040,072    28,616,380     85,008,825
MSF MetLife Stock Index Investment Division                90,104,943 2,773,315,903   373,666,668    394,035,200
MSF Julius Baer International Stock Investment Division    21,675,036   252,462,758    64,836,503     34,736,511
MSF FI Mid Cap Opportunities Investment Division           27,148,363   551,464,098    27,999,049     79,620,798
MSF T.Rowe Price Small Cap Growth Investment Division      15,211,188   188,061,407    53,716,410     31,624,141
MSF Oppenheimer Global Equity Investment Division          13,859,613   190,946,769    23,990,058     35,309,014
MSF MFS Value Investment Division                          23,336,662   303,676,535   422,602,198    401,525,577
MSF Neuberger Berman Mid Cap Value Investment Division     25,645,694   485,031,631    41,223,336     90,805,990
MSF T.Rowe Price Large Cap Growth Investment Division      14,544,598   187,740,027    31,234,408     39,799,387
MSF Lehman Brothers Aggregate Bond Index
  Investment Division                                      69,120,592   735,271,920    87,581,047    270,387,251
MSF Morgan Stanley EAFE Index Investment Division          33,242,398   404,771,217    97,565,734     47,970,284
MSF Russell 2000 Index Investment Division                 20,712,934   264,358,861    37,540,411     43,907,260
MSF Jennison Growth Investment Division                     3,035,109    34,777,134    10,629,672      9,118,484
MSF BlackRock Strategic Value Investment Division          30,257,143   473,776,766    50,297,906     86,500,688
MSF MetLife Mid Cap Stock Index Investment Division        26,846,917   343,519,939    73,776,346     51,212,219
MSF Franklin Templeton Small Cap Growth
  Investment Division                                       4,870,291    47,401,727     9,183,968      8,398,306
MSF BlackRock Large Cap Value Investment Division          16,187,709   205,720,849    26,179,692     33,611,465
MSF BlackRock Bond Income Investment Division               3,908,438   421,442,715    43,427,845    103,029,140
MSF BlackRock Money Market Investment Division                665,897    66,589,774    43,053,217     16,708,901
MSF Davis Venture Value Investment Division                15,623,592   464,195,811    57,869,676     58,963,087
MSF Loomis Sayles Small Cap Investment Division               654,814   144,723,673    40,599,608     25,485,644
MSF Harris Oakmark Focused Value Investment Division        1,463,351   324,244,718    40,381,441     61,071,027
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                      19,322,104   240,936,003    23,651,523     69,984,449
MSF Western Asset Management U.S. Government
  Investment Division                                      15,914,707   193,694,797    26,620,980     46,156,172
MSF FI Value Leaders Investment Division                      494,312    92,274,847    16,488,161     18,396,619
MSF MFS Total Return Investment Division                      860,284   123,267,740    23,829,672     27,243,128
MSF BlackRock Legacy Large Cap Growth
  Investment Division                                       3,160,634    73,525,174    40,630,729     14,144,435
MSF MetLife Conservative Allocation Investment Division    17,708,772   187,936,534   113,458,233     36,232,161
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                      57,183,023   621,137,481   208,097,968     42,520,312
MSF MetLife Moderate Allocation Investment Division       144,627,796 1,622,856,884   479,458,462     45,374,051
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                     123,804,297 1,430,781,892   405,984,101     40,338,642
MSF MetLife Aggressive Allocation Investment Division       7,415,874    86,226,241    22,794,112     14,476,932
MSF FI Large Cap Investment Division                          705,907     8,808,567     5,155,248      2,047,914
Fidelity VIP Money Market Investment Division              14,823,280    14,823,280     9,682,602     10,545,336
Fidelity VIP Equity-Income Investment Division              4,346,491    99,074,180     2,863,971     17,640,683
Fidelity VIP Growth Investment Division                     2,799,360   110,989,916     2,819,342     18,677,724
Fidelity VIP Investment Grade Bond Investment Division      1,466,472    18,733,373     2,169,562      4,210,381
Calvert Social Balanced Investment Division                31,751,873    60,031,315     3,869,488      5,783,602
Calvert Social Mid Cap Growth Investment Division             385,207     9,215,751       759,417      1,267,414
MIST Lord Abbett Bond Debenture Investment Division        17,956,747   218,249,398    29,006,792     49,098,656
MIST MFS Research International Investment Division        23,052,818   300,420,419   136,896,946     28,574,770
MIST T. Rowe Price Mid Cap Growth Investment Division      22,340,825   187,449,209    54,497,629     35,198,504
MIST PIMCO Total Return Investment Division                41,793,545   486,365,745   125,798,557    101,121,088
MIST RCM Technology Investment Division                    22,409,365   105,186,043    65,698,216     40,586,730
MIST Lazard Mid Cap Investment Division                     5,239,743    67,716,137    10,818,769     17,631,702
MIST Met/AIM Small Cap Growth Investment Division           2,387,042    31,618,602     8,174,938      6,797,117
MIST Harris Oakmark International Investment Division      19,691,069   327,340,069    61,278,066     83,418,905

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                             FOR THE YEAR ENDED
                                                           AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                          ------------------------ ----------------------------
                                                                                         COST OF       PROCEEDS
                                                              SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          ---------- ------------- ------------- --------------
MIST Oppenheimer Capital Appreciation Investment Division  5,032,577    39,606,434    19,700,302      5,603,253
MIST Legg Masson Partners Aggressive Growth
  Investment Division                                      3,427,326    26,640,754     3,190,925      5,648,781
MIST Third Avenue Small Cap Value Investment Division        501,543     7,803,982     2,205,786      1,192,361
MIST Clarion Global Real Estate Investment Division       20,796,228   310,983,799    51,035,334     50,883,101
MIST Legg Masson Value Equity Investment Division          3,108,430    30,408,247     5,946,599      5,292,395
MIST SSgA Growth ETF Investment Division                     877,515     9,956,136     6,502,946      8,139,317
MIST SSgA Growth and Income ETF Investment Division        1,036,467    10,753,782     8,469,569      2,561,921
MIST PIMCO Inflation Protected Bond Investment Division   18,813,729   207,080,301   218,891,357     47,425,877
MIST Janus Forty Investment Division                       3,193,231   226,607,703   208,769,119     24,727,106
MIST BlackRock Large Cap Core Investment Division         88,457,126   965,940,990    57,111,837    141,685,139
Variable B Investment Division                             2,217,085    24,257,801     1,456,015      3,851,068
Variable C Investment Division                               178,608     1,957,310       105,147        284,113
MIST American Funds Balanced Allocation
  Investment Division (a)                                  9,346,337    78,746,531    81,113,022      2,007,527
MIST American Funds Growth Allocation
  Investment Division (a)                                 16,124,995   132,407,605   133,400,837        870,967
MIST American Funds Moderate Allocation
  Investment Division (a)                                 15,630,028   136,812,192   143,227,822      5,773,863
MIST Met/Templeton Growth Investment Division (a)            328,551     2,583,105     2,723,099        124,748
MIST Met/Franklin Income Investment Division (a)           1,078,500     9,580,452    10,183,632        532,292
MIST Met/Franklin Mutual Shares Investment Division (a)      711,452     5,612,367     6,099,113        397,932
MIST Met/Franklin Templeton Founding Strategy
  Investment Division (a)                                  2,836,114    23,739,611    26,869,498      2,638,114
American Funds Growth Investment Division                 22,416,897 1,173,128,636   232,376,665    111,760,237
American Funds Growth - Income Investment Division        21,023,300   740,126,811    88,105,607     99,537,072
American Funds Global Small Capitalization
  Investment Division                                     28,316,994   612,279,968   131,845,435    108,545,588
American Funds Bond Investment Division                   13,473,441   152,350,276    20,882,376     51,185,694

(a) For the period April 28, 2008 to December 31, 2008.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                  MSF BLACKROCK DIVERSIFIED    MSF BLACKROCK AGGRESSIVE GROWTH
                                        INVESTMENT DIVISION                INVESTMENT DIVISION
                                  ---------------------------- ----------------------------------
                                        2008           2007          2008                 2007
                                  ------------- -------------- ------------- --------------------
Units beginning of year           32,591,838     37,524,987    17,334,970           19,462,810
Units issued and transferred
  from other funding options       1,570,068      2,028,793     2,309,757            1,899,154
Units redeemed and transferred to
  other funding options           (7,288,010)    (6,961,942)   (3,874,623)          (4,026,994)
                                  ------------- -------------- ------------- --------------------
Units end of year                 26,873,896     32,591,838    15,770,104           17,334,970
                                  ============= ============== ============= ====================

                                  MSF T. ROWE PRICE SMALL CAP GROWTH    MSF OPPENHEIMER GLOBAL EQUITY
                                                 INVESTMENT DIVISION              INVESTMENT DIVISION
                                  ------------------------------------- --------------------------------
                                        2008                    2007          2008               2007
                                  ------------- ----------------------- ------------- ------------------
Units beginning of year           14,098,367              15,920,124    12,316,636         12,575,044
Units issued and transferred
  from other funding options       2,479,685               1,915,838     1,899,108          2,561,031
Units redeemed and transferred to
  other funding options           (3,382,144)             (3,737,595)   (3,093,641)        (2,819,439)
                                  ------------- ----------------------- ------------- ------------------
Units end of year                 13,195,908              14,098,367    11,122,103         12,316,636
                                  ============= ======================= ============= ==================

                                         MSF LEHMAN BROTHERS
                                        AGGREGATE BOND INDEX    MSF MORGAN STANLEY EAFE INDEX
                                         INVESTMENT DIVISION              INVESTMENT DIVISION
                                  ----------------------------- --------------------------------
                                         2008           2007          2008               2007
                                  -------------- -------------- ------------- ------------------
Units beginning of year            66,587,191     63,513,866    29,199,070         27,068,654
Units issued and transferred
  from other funding options       11,337,645     16,275,832     9,431,489          8,563,431
Units redeemed and transferred to
  other funding options           (26,142,197)   (13,202,507)   (6,974,572)        (6,433,015)
                                  -------------- -------------- ------------- ------------------
Units end of year                  51,782,639     66,587,191    31,655,987         29,199,070
                                  ============== ============== ============= ==================

                                                                             MSF FRANKLIN TEMPLETON
                                  MSF METLIFE MID CAP STOCK INDEX                  SMALL CAP GROWTH
                                              INVESTMENT DIVISION               INVESTMENT DIVISION
                                  ---------------------------------- ---------------------------------
                                        2008                 2007                2008          2007
                                  ------------- -------------------- ------------------- -------------
Units beginning of year           21,967,595           21,158,755           4,412,289     4,513,538
Units issued and transferred
  from other funding options       7,017,189            5,855,629           1,018,324     1,308,087
Units redeemed and transferred to
  other funding options           (7,134,822)          (5,046,789)         (1,265,852)   (1,409,336)
                                  ------------- -------------------- ------------------- -------------
Units end of year                 21,849,962           21,967,595           4,164,761     4,412,289
                                  ============= ==================== =================== =============

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

   MSF METLIFE STOCK INDEX    MSF JULIUS BAER INTERNATIONAL STOCK    MSF FI MID CAP OPPORTUNITIES
       INVESTMENT DIVISION                    INVESTMENT DIVISION             INVESTMENT DIVISION
----------------------------- -------------------------------------- -------------------------------
       2008           2007          2008                     2007          2008              2007
-------------- -------------- ------------- ------------------------ ------------- -----------------
 74,008,454     78,739,098    14,317,870               14,686,869    29,442,363        33,093,245
 13,292,097     11,437,841     3,248,960                3,053,936     4,661,771         3,515,845
(16,798,601)   (16,168,485)   (3,363,030)              (3,422,935)   (7,072,057)       (7,166,727)
-------------- -------------- ------------- ------------------------ ------------- -----------------
 70,501,950     74,008,454    14,203,800               14,317,870    27,032,077        29,442,363
============== ============== ============= ======================== ============= =================

              MSF MFS VALUE    MSF NEUBERGER BERMAN MID CAP VALUE    MSF T. ROWE PRICE LARGE CAP GROWTH
        INVESTMENT DIVISION                   INVESTMENT DIVISION                   INVESTMENT DIVISION
------------------------------ ------------------------------------- -------------------------------------
         2008          2007          2008                    2007          2008                    2007
---------------- ------------- ------------- ----------------------- ------------- -----------------------
   26,877,885    28,712,177    21,798,028              21,851,504    16,111,584              15,304,972
   28,540,796     4,447,517     4,225,513               5,323,061     3,256,264               4,485,821
  (32,339,327)   (6,281,809)   (6,133,180)             (5,376,537)   (4,590,105)             (3,679,209)
---------------- ------------- ------------- ----------------------- ------------- -----------------------
   23,079,354    26,877,885    19,890,361              21,798,028    14,777,743              16,111,584
================ ============= ============= ======================= ============= =======================

  MSF RUSSELL 2000 INDEX         MSF JENNISON GROWTH    MSF BLACKROCK STRATEGIC VALUE
     INVESTMENT DIVISION         INVESTMENT DIVISION              INVESTMENT DIVISION
--------------------------- --------------------------- --------------------------------
      2008          2007          2008          2007          2008               2007
------------- ------------- ------------- ------------- ------------- ------------------
16,225,570    16,898,875     7,214,781     7,806,353    24,340,161         26,813,221
 3,592,749     3,730,066     2,358,802     1,879,643     2,536,977          3,331,355
(4,589,199)   (4,403,371)   (2,738,140)   (2,471,215)   (6,514,456)        (5,804,415)
------------- ------------- ------------- ------------- ------------- ------------------
15,229,120    16,225,570     6,835,443     7,214,781    20,362,682         24,340,161
============= ============= ============= ============= ============= ==================

MSF BLACKROCK LARGE CAP VALUE    MSF BLACKROCK BOND INCOME    MSF BLACKROCK MONEY MARKET
          INVESTMENT DIVISION          INVESTMENT DIVISION           INVESTMENT DIVISION
-------------------------------- ---------------------------- -----------------------------
      2008               2007          2008           2007          2008            2007
------------- ------------------ ------------- -------------- ------------- ---------------
15,330,139         12,384,350    14,060,432     15,090,608     1,760,491       1,356,596
 4,115,564          7,436,184     1,741,698      2,184,760     2,316,615       3,231,801
(4,688,694)        (4,490,395)   (4,163,033)    (3,214,936)   (1,226,869)     (2,827,906)
------------- ------------------ ------------- -------------- ------------- ---------------
14,757,009         15,330,139    11,639,097     14,060,432     2,850,237       1,760,491
============= ================== ============= ============== ============= ===============

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                   MSF DAVIS VENTURE VALUE    MSF LOOMIS SAYLES SMALL CAP
                                       INVESTMENT DIVISION            INVESTMENT DIVISION
                                  --------------------------- ------------------------------
                                        2008          2007          2008             2007
                                  ------------- ------------- ------------- ----------------
Units beginning of year           14,389,463    13,009,427     3,903,502        3,097,546
Units issued and transferred
  from other funding options       3,292,968     3,872,272     1,343,637        1,743,664
Units redeemed and transferred to
  other funding options           (3,364,798)   (2,492,236)   (1,409,854)        (937,708)
                                  ------------- ------------- ------------- ----------------
Units end of year                 14,317,633    14,389,463     3,837,285        3,903,502
                                  ============= ============= ============= ================

                                    MSF FI VALUE LEADERS        MSF MFS TOTAL RETURN
                                     INVESTMENT DIVISION         INVESTMENT DIVISION
                                  ------------------------- ---------------------------
                                       2008         2007          2008          2007
                                  ------------ ------------ ------------- -------------
Units beginning of year           3,074,825    3,178,325     4,423,374     3,947,313
Units issued and transferred
  from other funding options        558,627      885,843       878,398     2,124,715
Units redeemed and transferred to
  other funding options            (933,238)    (989,343)   (1,525,625)   (1,648,654)
                                  ------------ ------------ ------------- -------------
Units end of year                 2,700,214    3,074,825     3,776,147     4,423,374
                                  ============ ============ ============= =============

                                                                       MSF METLIFE MODERATE TO
                                  MSF METLIFE MODERATE ALLOCATION        AGGRESSIVE ALLOCATION
                                              INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ---------------------------------- ----------------------------
                                         2008                2007           2008          2007
                                  -------------- ------------------- -------------- -------------
Units beginning of year           101,678,257          40,790,100     87,197,888    32,440,518
Units issued and transferred
  from other funding options       58,400,383          68,491,394     48,526,982    60,993,434
Units redeemed and transferred to
  other funding options           (19,526,363)         (7,603,237)   (15,800,869)   (6,236,064)
                                  -------------- ------------------- -------------- -------------
Units end of year                 140,552,277         101,678,257    119,924,001    87,197,888
                                  ============== =================== ============== =============

                                  FIDELITY VIP EQUITY-INCOME       FIDELITY VIP GROWTH
                                         INVESTMENT DIVISION       INVESTMENT DIVISION
                                  ----------------------------- -------------------------
                                       2008             2007         2008         2007
                                  ------------ ---------------- ------------ ------------
Units beginning of year           2,280,472        2,516,843    2,815,092    3,115,761
Units issued and transferred
  from other funding options        149,353          203,145      217,136      248,119
Units redeemed and transferred to
  other funding options            (520,848)        (439,516)    (593,655)    (548,788)
                                  ------------ ---------------- ------------ ------------
Units end of year                 1,908,977        2,280,472    2,438,573    2,815,092
                                  ============ ================ ============ ============

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

                                    MSF WESTERN ASSET MANAGEMENT                  MSF WESTERN ASSET
MSF HARRIS OAKMARK FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES         MANAGEMENT U.S. GOVERNMENT
             INVESTMENT DIVISION             INVESTMENT DIVISION                INVESTMENT DIVISION
----------------------------------- ------------------------------- ----------------------------------
      2008                  2007          2008              2007                 2008          2007
------------- --------------------- ------------- ----------------- -------------------- -------------
 9,230,377            10,325,748    13,871,667        13,411,635           12,931,474    12,285,154
 1,173,786             1,508,297     1,878,681         3,944,551            2,737,586     3,655,065
(2,663,049)           (2,603,668)   (4,715,101)       (3,484,519)          (4,293,783)   (3,008,745)
------------- --------------------- ------------- ----------------- -------------------- -------------
 7,741,114             9,230,377    11,035,247        13,871,667           11,375,277    12,931,474
============= ===================== ============= ================= ==================== =============

         MSF BLACKROCK LEGACY                                           MSF METLIFE CONSERVATIVE TO
             LARGE CAP GROWTH    MSF METLIFE CONSERVATIVE ALLOCATION            MODERATE ALLOCATION
          INVESTMENT DIVISION                    INVESTMENT DIVISION            INVESTMENT DIVISION
-------------------------------- -------------------------------------- ------------------------------
            2008         2007          2008                     2007           2008            2007
------------------- ------------ ------------- ------------------------ -------------- ---------------
       2,051,563    1,062,045    10,371,872                3,839,929     40,868,924      18,680,783
       2,604,014    1,803,770    13,680,062                9,812,634     26,817,721      27,398,440
      (1,462,476)    (814,252)   (6,732,851)              (3,280,691)   (12,034,622)     (5,210,299)
------------------- ------------ ------------- ------------------------ -------------- ---------------
       3,193,101    2,051,563    17,319,083               10,371,872     55,652,023      40,868,924
=================== ============ ============= ======================== ============== ===============

MSF METLIFE AGGRESSIVE ALLOCATION       MSF FI LARGE CAP                FIDELITY VIP MONEY MARKET
              INVESTMENT DIVISION    INVESTMENT DIVISION                      INVESTMENT DIVISION
------------------------------------ ---------------------------------- ----------------------------
      2008                   2007                   2008        2007        2008             2007
------------- ---------------------- ---------------------- ----------- ----------- ----------------
 6,357,316              3,386,241                336,491     161,937     933,116          692,783
 2,837,150              5,153,864                447,117     357,810     820,715          709,939
(2,137,471)            (2,182,789)              (200,010)   (183,256)   (889,768)        (469,606)
------------- ---------------------- ---------------------- ----------- ----------- ----------------
 7,056,995              6,357,316                583,598     336,491     864,063          933,116
============= ====================== ====================== =========== =========== ================

FIDELITY VIP INVESTMENT GRADE BOND             CALVERT SOCIAL BALANCED    CALVERT SOCIAL MID CAP GROWTH
               INVESTMENT DIVISION                 INVESTMENT DIVISION              INVESTMENT DIVISION
------------------------------------- ----------------------------------- --------------------------------
    2008                      2007                   2008         2007       2008                  2007
----------- ------------------------- ---------------------- ------------ ---------- ---------------------
 841,730                   809,998              2,076,677    2,131,161    395,084               419,490
 115,424                   255,582                241,535      242,560     50,976                64,306
(226,932)                 (223,850)              (360,113)    (297,044)   (68,130)              (88,712)
----------- ------------------------- ---------------------- ------------ ---------- ---------------------
 730,222                   841,730              1,958,099    2,076,677    377,930               395,084
=========== ========================= ====================== ============ ========== =====================

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                  MIST LORD ABBETT BOND DEBENTURE    MIST MFS RESEARCH INTERNATIONAL
                                              INVESTMENT DIVISION                INVESTMENT DIVISION
                                  ---------------------------------- ----------------------------------
                                        2008                 2007          2008                 2007
                                  ------------- -------------------- ------------- --------------------
Units beginning of year           14,655,505           13,210,287    11,282,779            8,960,338
Units issued and transferred
  from other funding options       2,578,677            5,584,210     9,440,974            6,831,762
Units redeemed and transferred to
  other funding options           (4,741,533)          (4,138,992)   (4,523,716)          (4,509,321)
                                  ------------- -------------------- ------------- --------------------
Units end of year                 12,492,649           14,655,505    16,200,037           11,282,779
                                  ============= ==================== ============= ====================

                                       MIST LAZARD MID CAP    MIST MET/AIM SMALL CAP GROWTH
                                       INVESTMENT DIVISION              INVESTMENT DIVISION
                                  --------------------------- --------------------------------
                                        2008          2007         2008                2007
                                  ------------- ------------- ------------ -------------------
Units beginning of year            4,506,764     3,342,852    2,078,620           1,763,663
Units issued and transferred
  from other funding options         914,591     3,858,453      660,028           1,074,623
Units redeemed and transferred to
  other funding options           (1,667,018)   (2,694,541)    (719,875)           (759,666)
                                  ------------- ------------- ------------ -------------------
Units end of year                  3,754,337     4,506,764    2,018,773           2,078,620
                                  ============= ============= ============ ===================

                                  MIST THIRD AVENUE SMALL CAP VALUE    MIST CLARION GLOBAL REAL ESTATE
                                                INVESTMENT DIVISION                INVESTMENT DIVISION
                                  ------------------------------------ ----------------------------------
                                      2008                     2007          2008                 2007
                                  ----------- ------------------------ ------------- --------------------
Units beginning of year            372,086                  263,473    17,742,339           19,640,662
Units issued and transferred
  from other funding options       171,322                  167,104     4,117,105            7,389,239
Units redeemed and transferred to
  other funding options           (122,897)                 (58,491)   (5,532,628)          (9,287,562)
                                  ----------- ------------------------ ------------- --------------------
Units end of year                  420,511                  372,086    16,326,816           17,742,339
                                  =========== ======================== ============= ====================

                                                MIST PIMCO
                                  INFLATION PROTECTED BOND        MIST JANUS FORTY
                                       INVESTMENT DIVISION     INVESTMENT DIVISION
                                  --------------------------- -----------------------
                                        2008          2007         2008    2007 (A)
                                  ------------- ------------- ------------ ----------
Units beginning of year            3,447,591     1,228,621      277,193         --
Units issued and transferred
  from other funding options      21,376,141     3,473,734    1,467,296    315,406
Units redeemed and transferred to
  other funding options           (8,361,267)   (1,254,764)    (412,716)   (38,213)
                                  ------------- ------------- ------------ ----------
Units end of year                 16,462,465     3,447,591    1,331,773    277,193
                                  ============= ============= ============ ==========

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

MIST T. ROWE PRICE MID CAP GROWTH      MIST PIMCO TOTAL RETURN          MIST RCM TECHNOLOGY
              INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
------------------------------------ ---------------------------- ----------------------------
      2008                   2007           2008          2007           2008          2007
------------- ---------------------- -------------- ------------- -------------- -------------
19,400,128             13,821,848     36,359,366    34,594,371     15,828,573     9,455,156
 7,623,987             10,477,347     13,053,983     9,056,677      8,905,954    11,593,727
(7,267,237)            (4,899,067)   (13,330,282)   (7,291,682)   (10,671,821)   (5,220,310)
------------- ---------------------- -------------- ------------- -------------- -------------
19,756,878             19,400,128     36,083,067    36,359,366     14,062,706    15,828,573
============= ====================== ============== ============= ============== =============

                                                     MIST OPPENHEIMER           MIST LEGG MASON PARTNERS
MIST HARRIS OAKMARK INTERNATIONAL                CAPITAL APPRECIATION                  AGGRESSIVE GROWTH
              INVESTMENT DIVISION                 INVESTMENT DIVISION                INVESTMENT DIVISION
------------------------------------ ----------------------------------- ----------------------------------
      2008                   2007                   2008         2007                 2008          2007
------------- ---------------------- ---------------------- ------------ -------------------- -------------
18,591,597             16,996,340              2,700,894    1,339,707            3,543,970     4,041,330
 2,823,899              8,930,126              1,859,039    1,844,509              814,073       771,652
(6,843,654)            (7,334,869)            (1,113,758)    (483,322)          (1,143,983)   (1,269,012)
------------- ---------------------- ---------------------- ------------ -------------------- -------------
14,571,842             18,591,597              3,446,175    2,700,894            3,214,060     3,543,970
============= ====================== ====================== ============ ==================== =============

MIST LEGG MASON VALUE EQUITY                MIST SSGA GROWTH ETF    MIST SSGA GROWTH AND INCOME ETF
         INVESTMENT DIVISION                 INVESTMENT DIVISION                INVESTMENT DIVISION
------------------------------- ----------------------------------- ----------------------------------
      2008              2007                   2008         2007         2008                  2007
------------- ----------------- ---------------------- ------------ ------------ ---------------------
 3,317,525         3,401,505              1,055,765      322,952      447,213               266,996
 1,091,490           834,740                687,413    1,277,923      904,088               382,080
(1,046,774)         (918,720)              (877,334)    (545,110)    (332,855)             (201,863)
------------- ----------------- ---------------------- ------------ ------------ ---------------------
 3,362,241         3,317,525                865,844    1,055,765    1,018,446               447,213
============= ================= ====================== ============ ============ =====================

MIST BLACKROCK LARGE CAP CORE             VARIABLE B                           VARIABLE C
          INVESTMENT DIVISION    INVESTMENT DIVISION                  INVESTMENT DIVISION
-------------------------------- ---------------------- ----------- ------------------------
      2008            2007 (A)                  2008        2007          2008       2007
------------- ------------------ ---------------------- ----------- ------------- ----------
25,948,608                 --                167,124     202,085        11,081     11,969
 1,401,574         29,704,228                  5,794     198,288            52     11,620
(5,030,748)        (3,755,620)               (30,897)   (233,249)       (1,824)   (12,508)
------------- ------------------ ---------------------- ----------- ------------- ----------
22,319,434         25,948,608                142,021     167,124         9,309     11,081
============= ================== ====================== =========== ============= ==========

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                 MIST                   MIST                   MIST                   MIST
                                       AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS          MET/TEMPLETON
                                  BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION                 GROWTH
                                  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                  ---------------------- ---------------------- ---------------------- ----------------------
                                              2008 (B)               2008 (B)               2008 (B)               2008 (B)
                                  ---------------------- ---------------------- ---------------------- ----------------------
Units beginning of year                            --                     --                     --                     --
Units issued and transferred
  from other funding options                9,842,135             16,499,825             17,024,075                358,964
Units redeemed and transferred to
  other funding options                      (754,414)              (938,717)            (1,822,218)               (29,196)
                                  ---------------------- ---------------------- ---------------------- ----------------------
Units end of year                           9,087,721             15,561,108             15,201,857                329,768
                                  ====================== ====================== ====================== ======================

                                                                                AMERICAN FUNDS
                                  AMERICAN FUNDS GROWTH-INCOME     GLOBAL SMALL CAPITALIZATION
                                           INVESTMENT DIVISION             INVESTMENT DIVISION
                                  ------------------------------- -------------------------------
                                        2008              2007              2008          2007
                                  ------------- ----------------- ----------------- -------------
Units beginning of year            7,633,730         7,224,552        20,755,088    17,064,435
Units issued and transferred
  from other funding options       1,243,960         1,704,021         5,550,856     9,127,468
Units redeemed and transferred to
  other funding options           (1,835,019)       (1,294,843)       (6,868,998)   (5,436,815)
                                  ------------- ----------------- ----------------- -------------
Units end of year                  7,042,671         7,633,730        19,436,946    20,755,088
                                  ============= ================= ================= =============

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

               MIST                   MIST           MET/FRANKLIN
       MET/FRANKLIN           MET/FRANKLIN              TEMPLETON
             INCOME                 MUTUAL      FOUNDING STRATEGY       AMERICAN FUNDS GROWTH
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION         INVESTMENT DIVISION
---------------------- ---------------------- ---------------------- ---------------------------
            2008 (B)               2008 (B)               2008 (B)         2008          2007
---------------------- ---------------------- ---------------------- ------------- -------------
                 --                     --                     --     7,732,180     7,208,741
          1,206,547                816,893              3,381,640     1,808,157     1,796,074
           (144,504)              (120,026)              (572,940)   (1,736,454)   (1,272,635)
---------------------- ---------------------- ---------------------- ------------- -------------
          1,062,043                696,867              2,808,700     7,803,883     7,732,180
====================== ====================== ====================== ============= =============

     AMERICAN FUNDS BOND
     INVESTMENT DIVISION
---------------------------
      2008          2007
------------- -------------
11,482,973     3,656,960
 2,881,266    12,266,710
(5,330,692)   (4,440,697)
------------- -------------
 9,033,547    11,482,973
============= =============

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2008:

                                                        AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                   ---------- --------------------------- --------------------------------------------------
                                              UNIT VALUE(1)               INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                  LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- ------------- ------------- ------------- ---------------- -------------------
MSF BlackRock Diversified     2008 26,873,896 10.30 - 38.07   719,504,341          2.84      0.95 - 2.30 (26.68) - (25.50)
  Investment Division         2007 32,591,838 13.83 - 51.10 1,170,376,423          2.58      0.95 - 2.30      3.20 - 4.90
                              2006 37,524,987 13.19 - 48.72 1,283,710,537          2.46      0.95 - 2.30      7.76 - 9.49
                              2005 43,701,026 12.04 - 44.49 1,364,024,142          1.59      0.95 - 2.30      0.48 - 2.09
                              2004 49,414,541 11.80 - 43.58 1,509,148,475          1.89      0.95 - 2.30      5.75 - 8.00
MSF BlackRock Aggressive      2008 15,770,104  8.20 - 32.04   344,650,871            --      0.95 - 2.30 (47.08) - (46.24)
  Growth Investment Division  2007 17,334,970 17.53 - 59.59   701,671,619            --      0.95 - 2.30    17.49 - 19.44
                              2006 19,462,810 14.68 - 49.89   657,496,616            --      0.95 - 2.30      4.04 - 5.72
                              2005 22,315,188 13.88 - 47.19   713,800,758            --      0.95 - 2.30      7.94 - 9.67
                              2004 25,212,280 12.66 - 43.03   735,674,081            --      0.95 - 2.30     9.86 - 11.94
MSF MetLife Stock Index       2008 70,501,950  8.29 - 32.55 1,968,761,690          1.90      0.50 - 2.30 (38.69) - (37.51)
  Investment Division         2007 74,008,454 13.38 - 52.14 3,329,401,270          1.00      0.50 - 2.30      2.58 - 4.55
                              2006 78,739,098 12.91 - 49.92 3,412,276,448          1.96      0.50 - 2.30   (2.44) - 14.72
                              2005 84,618,319 11.56 - 43.55 3,217,216,070          1.56      0.95 - 2.30      2.02 - 4.01
                              2004 85,759,354 11.11 - 41.93 3,155,883,032          0.83      0.50 - 2.30      7.71 - 9.78
MSF Julius Baer International 2008 14,203,800  9.13 - 13.15   168,218,916          3.04      0.95 - 2.30 (45.51) - (44.65)
  Stock Investment Division   2007 14,317,870 16.68 - 23.76   310,501,355          1.01      0.95 - 2.30      7.55 - 9.29
                              2006 14,686,869 15.35 - 21.74   294,563,493          1.40      0.95 - 2.30    13.58 - 15.41
                              2005 13,964,525 13.72 - 18.84   246,270,129          0.58      0.95 - 1.25    14.93 - 16.95
                              2004 13,332,626 11.94 - 16.11   203,820,632          1.28      0.95 - 2.30    13.55 - 17.11
MSF FI Mid Cap Opportunities  2008 27,032,077   6.27 - 9.95   254,903,446          0.38      0.50 - 2.30 (56.45) - (55.57)
  Investment Division         2007 29,442,363 14.24 - 22.13   629,435,841          0.12      0.65 - 2.30      5.64 - 7.63
                              2006 33,093,245 13.33 - 20.62   662,043,069          0.01      0.65 - 2.30     9.00 - 11.13
                              2005 37,066,246 12.04 - 18.61   672,025,922            --      0.65 - 2.30      4.27 - 6.21
                              2004 41,657,278 11.44 - 17.57   715,717,082          0.49      0.65 - 2.30    12.01 - 16.38
MSF T. Rowe Price Small Cap   2008 13,195,908  8.98 - 11.11   136,696,190            --      0.50 - 2.30 (37.77) - (36.61)
  Growth Investment Division  2007 14,098,367 14.43 - 17.54   232,142,783            --      0.50 - 2.30      7.03 - 9.15
                              2006 15,920,124 13.48 - 16.09   241,933,957            --      0.50 - 2.30     1.28 - 12.45
                              2005 16,882,027 13.31 - 15.24   250,349,096            --      0.65 - 2.30     0.65 - 10.22
                              2004 17,980,002 12.30 - 13.86   243,468,250            --      0.65 - 2.30     5.98 - 10.41
MSF Oppenheimer Global        2008 11,122,103  9.53 - 12.89   137,022,304          2.09      0.65 - 2.30 (41.92) - (40.75)
  Equity Investment Division  2007 12,316,636 16.24 - 21.82   258,147,003          1.06      0.95 - 2.30      3.83 - 5.49
                              2006 12,575,044 15.47 - 20.69   251,446,846          2.50      0.95 - 2.30    13.71 - 15.53
                              2005 12,088,855 14.88 - 17.91   210,571,508          0.54      0.95 - 2.30    13.36 - 15.13
                              2004 11,372,844 12.93 - 15.56   172,750,812          1.57      0.95 - 2.30    11.68 - 15.47
MSF MFS Value                 2008 23,079,354  7.75 - 10.00   215,867,458          1.81      0.50 - 2.30 (30.75) - (29.89)
  Investment Division         2007 26,877,885 11.83 - 15.16   383,587,686          0.70      0.50 - 2.30   (6.22) - (4.51)
                              2006 28,712,177 12.48 - 15.88   432,262,160          0.69      0.50 - 2.30    15.16 - 17.35
                              2005 31,545,152 11.58 - 13.45   408,151,596          0.64      0.60 - 2.30   (3.87) - (1.98)
                              2004 29,629,917 11.85 - 13.75   395,114,883          0.46      0.60 - 2.30     7.27 - 10.72

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                   ---------- ----------------- ----------- --------------------------------------------------
                                                  UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- ----------------- ----------- ------------- ---------------- -------------------
MSF Neuberger Berman Mid Cap  2008 19,890,361      7.50 - 15.13 280,523,003          0.70      0.50 - 2.30 (48.68) - (47.74)
  Value Investment Division   2007 21,798,028     14.47 - 28.95 592,652,107          0.44      0.50 - 2.30      0.83 - 2.67
                              2006 21,851,504     14.20 - 28.20 583,683,569          0.41      0.50 - 2.30     8.67 - 10.64
                              2005 21,232,326     12.86 - 25.48 517,299,339          0.24      0.50 - 2.30     9.39 - 11.20
                              2004 16,214,942     14.37 - 22.61 358,032,635          0.22      0.95 - 2.30    11.76 - 21.78
MSF T. Rowe Price Large Cap   2008 14,777,743       7.93 - 9.53 131,350,867          0.47      0.50 - 2.30 (43.33) - (42.26)
  Growth Investment Division  2007 16,111,584     13.96 - 16.51 249,940,963          0.35      0.50 - 2.30      6.66 - 8.60
                              2006 15,304,972     12.95 - 14.90 220,662,118          0.27      0.95 - 2.30    10.30 - 15.81
                              2005 15,057,106     11.90 - 13.29 194,650,515          0.50      0.95 - 2.30      2.31 - 5.61
                              2004 14,178,974     11.45 - 12.58 174,634,867          0.19      0.95 - 2.30     7.30 - 10.18
MSF Lehman Brothers           2008 51,782,639     11.80 - 15.77 759,753,861          4.54      0.50 - 2.30      3.22 - 5.30
  Aggregate Bond Index        2007 66,587,191     11.31 - 15.00 936,492,313          4.39      0.50 - 2.30      4.22 - 6.18
  Investment Division         2006 63,513,866     10.74 - 14.13 849,543,686          4.21      0.50 - 2.30      1.48 - 3.45
                              2005 58,769,971     10.42 - 13.68 768,286,065          3.67      0.50 - 2.30    (0.48) - 1.39
                              2004 46,560,646     11.21 - 13.50 607,563,120          2.63      0.50 - 2.30      0.17 - 3.46
MSF Morgan Stanley EAFE Index 2008 31,655,987      8.69 - 12.27 308,388,821          2.79      0.50 - 2.30 (43.52) - (42.46)
  Investment Division         2007 29,199,070     15.38 - 21.38 498,965,167          1.87      0.50 - 2.30      7.99 - 9.97
                              2006 27,068,654     14.24 - 19.48 424,305,304          1.62      0.50 - 2.30    22.65 - 24.81
                              2005 24,828,115     11.61 - 15.64 314,544,224          1.52      0.50 - 2.30    10.33 - 12.43
                              2004 21,202,631     10.52 - 13.94 241,576,840          0.73      0.50 - 2.30    14.75 - 18.74
MSF Russell 2000 Index        2007 15,229,120     10.64 - 12.78 182,880,602          1.15      0.50 - 2.30 (35.19) - (33.93)
  Investment Division         2007 16,225,570     16.25 - 19.36 297,396,403          0.85      0.50 - 2.30   (3.95) - (2.15)
                              2006 16,898,875     16.66 - 19.79 319,432,503          0.75      0.50 - 2.30    14.88 - 17.20
                              2005 15,924,763     14.26 - 16.92 259,430,466          0.71      0.50 - 2.30      1.97 - 3.80
                              2004 15,279,970     13.77 - 16.30 242,131,144          0.47      0.50 - 2.30    13.80 - 16.85
MSF Jennison Growth           2008  6,835,443       3.14 - 8.69  23,641,274          2.33      0.95 - 2.30 (38.02) - (37.02)
  Investment Division         2007  7,214,781      5.07 - 13.79  39,851,547          0.35      0.95 - 2.30     8.84 - 10.62
  (Commenced 5/1/2005)        2006  7,806,353      4.65 - 12.47  39,203,639            --      0.65 - 2.30      0.20 - 2.09
                              2005  7,462,775      4.64 - 12.25  37,114,974            --      0.65 - 2.30     9.94 - 11.90
MSF BlackRock Strategic Value 2008 20,362,682      9.21 - 13.25 254,882,668          0.42      0.50 - 2.30 (39.96) - (38.86)
  Investment Division         2007 24,340,161     15.09 - 21.67 501,623,983          0.22      0.50 - 2.30   (5.89) - (4.17)
                              2006 26,813,221     15.78 - 22.61 580,737,411          0.24      0.50 - 2.30    13.79 - 15.98
                              2005 28,603,886     13.65 - 19.26 538,301,526            --      0.65 - 2.30      1.57 - 3.51
                              2004 29,576,684     13.23 - 18.67 542,389,566            --      0.65 - 2.30    11.83 - 14.57
MSF MetLife Mid Cap Stock     2008 21,849,962      9.08 - 11.21 231,339,248          1.30      0.50 - 2.30 (37.83) - (36.70)
  Index Investment Division   2007 21,967,595     14.45 - 18.38 370,254,918          0.66      0.50 - 2.30      5.06 - 7.08
                              2006 21,158,755     13.61 - 16.55 335,945,846          1.09      0.50 - 2.30     7.32 - 13.52
                              2005 19,346,717     13.72 - 15.07 283,308,837          0.61      0.65 - 2.30     6.82 - 11.38
                              2004 16,857,835     12.53 - 13.53 223,266,641          0.52      0.60 - 2.30    11.33 - 15.05
MSF Franklin Templeton        2008  4,164,761       6.04 - 7.63  27,323,135            --      0.50 - 2.30 (42.68) - (41.60)
  Small Cap Growth            2007  4,412,289     10.52 - 13.09  49,970,829            --      0.50 - 2.30      1.93 - 3.79
  Investment Division         2006  4,513,538     10.33 - 12.64  49,635,104            --      0.60 - 2.30      1.88 - 9.11
                              2005  4,244,927      9.63 - 11.60  43,057,929            --      0.60 - 2.30      2.03 - 9.46
                              2004  3,958,098      9.44 - 11.19  38,943,339            --      0.60 - 2.30     8.68 - 23.51

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                    ---------- ----------------- ----------- --------------------------------------------------
                                                   UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ----------------- ----------- ------------- ---------------- -------------------
MSF BlackRock Large Cap Value  2008 14,757,009       8.84 - 9.97 139,484,543          0.61      0.50 - 2.30 (36.59) - (35.43)
  Investment Division          2007 15,330,139     13.85 - 15.43 226,138,040          0.83      0.50 - 2.30      0.77 - 2.61
                               2006 12,384,350     13.60 - 15.04 179,447,389          0.86      0.50 - 2.30    16.41 - 18.54
                               2005  5,368,892     11.74 - 12.53  66,157,275          0.81      0.95 - 2.30      3.18 - 5.01
                               2004  4,308,811     11.18 - 11.97  50,981,319            --      0.95 - 2.30     1.54 - 12.29
MSF BlackRock Bond Income      2008 11,639,097     12.00 - 57.90 398,659,782          5.19      0.50 - 2.30   (5.86) - (4.05)
  Investment Division          2007 14,060,432     12.54 - 60.40 499,799,022          3.18      0.50 - 2.30      3.60 - 5.60
                               2006 15,090,608     11.91 - 57.26 496,636,469          5.68      0.50 - 2.30      1.78 - 3.74
                               2005 16,263,054     11.51 - 54.04 499,970,297          3.88      0.65 - 2.30    (0.16) - 1.73
                               2004 16,511,060     11.35 - 53.22 479,529,727          4.02      0.60 - 2.30    (6.04) - 3.77
MSF BlackRock Money Market     2008  2,850,237     19.01 - 25.45  66,588,629          2.52      0.95 - 2.30      0.26 - 1.89
  Investment Division          2007  1,760,491     19.19 - 25.08  40,244,577          4.85      0.95 - 2.30      2.43 - 4.04
                               2006  1,356,596     18.95 - 24.22  29,869,403          4.59      0.95 - 2.30      2.26 - 3.83
                               2005  1,240,999     18.53 - 23.43  26,441,007          2.48      0.95 - 2.30     0.34 - 12.20
                               2004  1,089,932     18.26 - 23.09  22,990,726          0.86      0.95 - 2.30    (1.46) - 0.05
MSF Davis Venture Value        2008 14,317,633      8.24 - 26.21 337,854,161          1.17      0.50 - 2.30 (40.90) - (39.74)
  Investment Division          2007 14,389,463     13.80 - 43.56 568,534,369          0.65      0.50 - 2.30      1.96 - 3.90
                               2006 13,009,427     13.39 - 41.95 499,120,554          0.69      0.50 - 2.30    11.71 - 13.84
                               2005  9,616,873     11.80 - 36.05 327,836,546          0.55      0.65 - 2.30      7.52 - 9.60
                               2004  6,061,573     12.62 - 32.99 191,013,088          0.49      0.65 - 2.30     6.99 - 11.58
MSF Loomis Sayles Small Cap    2008  3,837,285      9.57 - 25.38  87,080,365            --      0.50 - 2.30 (37.52) - (36.38)
  Investment Division          2007  3,903,502     15.16 - 39.88 140,310,675          0.03      0.50 - 2.30     9.07 - 11.07
                               2006  3,097,546     13.75 - 35.91 101,108,667            --      0.50 - 2.30    13.76 - 15.82
                               2005  1,880,156     11.90 - 30.17  53,640,656            --      0.95 - 2.30      4.28 - 5.97
                               2004  1,424,451     12.66 - 28.47  38,635,528            --      0.95 - 2.30    12.61 - 15.30
MSF Harris Oakmark Focused     2008  7,741,114      6.58 - 21.92 153,231,189          0.23      0.50 - 2.30 (47.36) - (46.40)
  Value Investment Division    2007  9,230,377     12.31 - 40.90 343,237,819          0.47      0.50 - 2.30   (9.20) - (7.54)
                               2006 10,325,748     13.34 - 44.24 418,653,330          0.22      0.50 - 2.30     9.63 - 11.61
                               2005 11,283,242     11.97 - 39.14 413,672,421          0.02      0.95 - 2.30      7.22 - 9.06
                               2004  9,659,217     10.99 - 35.89 327,616,615          0.03      0.60 - 2.30      7.27 - 9.90
MSF Western Asset Management   2008 11,035,247      9.63 - 20.08 198,912,849          4.03      0.50 - 2.30 (17.16) - (15.56)
  Strategic Bond Opportunities 2007 13,871,667     11.50 - 23.81 298,532,504          2.59      0.50 - 2.30      1.33 - 3.36
  Investment Division          2006 13,411,635     11.23 - 23.07 281,812,127          4.83      0.50 - 2.30      2.46 - 4.38
                               2005 11,262,819     10.79 - 21.59 228,960,440          2.72      0.95 - 2.30      0.23 - 1.89
                               2004  7,027,888     18.05 - 21.19 141,477,434          2.86      0.95 - 2.30      2.39 - 6.12
MSF Western Asset Management   2008 11,375,277     10.72 - 18.49 189,116,346          4.17      0.50 - 2.30   (2.80) - (1.03)
  U.S. Government              2007 12,931,474     10.92 - 18.68 218,629,575          2.53      0.50 - 2.30      1.66 - 3.51
  Investment Division          2006 12,285,154     10.63 - 18.04 202,290,485          3.09      0.50 - 2.30      1.53 - 3.38
                               2005 10,976,124     10.30 - 17.46 176,329,793          1.22      0.50 - 2.30    (0.89) - 0.92
                               2004  7,714,000     14.41 - 17.30 124,306,910          1.09      0.50 - 2.30      0.46 - 2.49
MSF FI Value Leaders           2008  2,700,214      8.41 - 22.06  52,446,886          1.69      0.50 - 2.30 (40.49) - (39.40)
  Investment Division          2007  3,074,825     13.99 - 36.41  99,283,383          0.73      0.50 - 2.30      1.56 - 3.42
                               2006  3,178,325     13.63 - 35.20 100,021,516          0.81      0.50 - 2.30     9.13 - 11.10
                               2005  1,911,983     12.53 - 30.30  54,642,394          0.98      0.95 - 2.30      5.45 - 9.66
                               2004    856,897     11.43 - 27.67  22,597,417          1.05      0.95 - 2.30     9.66 - 14.30

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                      ----------- --------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)               INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      ----------- ------------- ------------- ------------- ---------------- -------------------
MSF MFS Total Return             2008   3,776,147  9.72 - 42.76    92,084,874          3.55      0.50 - 2.30 (24.12) - (22.74)
  Investment Division            2007   4,423,374 12.67 - 55.35   137,606,326          1.94      0.50 - 2.30      1.74 - 3.60
                                 2006   3,947,313 12.31 - 53.42   117,960,524          3.32      0.50 - 2.30     9.40 - 11.38
                                 2005   3,604,722 11.12 - 47.08    98,990,430          1.80      0.60 - 2.30      0.51 - 2.24
                                 2004   2,312,843 10.94 - 46.05    71,298,072          0.03      0.60 - 2.30     6.22 - 10.33
MSF BlackRock Legacy             2008   3,193,101  8.74 - 22.70    52,571,988          0.20      0.50 - 2.30 (38.14) - (37.01)
  Large Cap Growth               2007   2,051,563 13.98 - 33.08    52,009,160          0.01      0.95 - 2.30    15.73 - 17.59
  Investment Division            2006   1,062,045 11.95 - 28.26    22,123,623            --      0.95 - 2.30      1.51 - 3.57
                                 2005     640,982 11.67 - 27.51    13,090,953          0.15      0.95 - 2.30      4.35 - 6.06
                                 2004   1,424,451 11.06 - 26.07     5,610,216            --      0.95 - 2.30    (4.31) - 9.68
MSF MetLife Conservative         2008  17,319,083   9.23 - 9.86   165,879,654          0.94      0.50 - 2.30 (16.34) - (14.82)
  Allocation Investment Division 2007  10,371,872 11.03 - 11.58   117,554,292            --      0.50 - 2.30      3.16 - 5.04
  (Commenced 5/1/2005)           2006   3,839,929 10.70 - 11.02    41,777,525          2.77      0.50 - 2.30      4.47 - 6.36
                                 2005   1,232,690 10.24 - 10.35    12,700,366          0.57      0.95 - 2.30      2.32 - 3.35
MSF MetLife Conservative to      2008  55,652,023   8.77 - 9.37   506,344,346          1.08      0.50 - 2.30 (23.38) - (21.99)
  Moderate Allocation            2007  40,868,924 11.45 - 12.01   480,507,437            --      0.50 - 2.30      2.42 - 4.29
  Investment Division            2006  18,680,783 11.18 - 11.52   212,345,204          2.17      0.50 - 2.30      6.94 - 8.88
  (Commenced 5/1/2005)           2005   4,525,054 10.45 - 10.58    47,629,824          0.68      0.95 - 2.30      4.35 - 5.44
MSF MetLife Moderate             2008 140,552,277   8.30 - 8.87 1,210,836,845          0.80      0.50 - 2.30 (30.26) - (28.99)
  Allocation Investment Division 2007 101,678,257 11.91 - 12.49 1,243,038,089          0.03      0.50 - 2.30      1.96 - 3.82
  (Commenced 5/1/2005)           2006  40,790,100 11.68 - 12.03   484,209,819          1.42      0.50 - 2.30     9.30 - 11.28
                                 2005   8,136,943 10.68 - 10.80    87,493,424          0.73      0.95 - 2.30      6.40 - 7.38
MSF MetLife Moderate to          2008 119,924,001   7.83 - 8.37   974,541,413          0.60      0.50 - 2.30 (36.60) - (35.44)
  Aggressive Allocation          2007  87,197,888 12.36 - 12.97 1,105,869,460          0.04      0.50 - 2.30      1.48 - 3.33
  Investment Division            2006  32,440,518 12.18 - 12.55   401,417,271          0.96      0.50 - 2.30    11.63 - 13.65
  (Commenced 5/1/2005)           2005   5,478,129 10.91 - 11.02    60,142,308          0.68      0.95 - 2.30      9.03 - 9.29
MSF MetLife Aggressive           2008   7,056,995   7.36 - 7.86    54,041,766          0.57      0.50 - 2.30 (41.81) - (40.75)
  Allocation Investment Division 2007   6,357,316 12.64 - 13.27    82,686,153          0.11      0.50 - 2.30      0.91 - 2.75
  (Commenced 5/1/2005)           2006   3,386,241 12.53 - 12.91    43,191,894          0.83      0.50 - 2.30    13.04 - 15.08
                                 2005     659,010 11.08 - 11.20     7,348,718          0.65      0.95 - 2.30     9.78 - 10.72
MSF FI Large Cap                 2008     583,598  8.86 - 10.73     5,659,899            --      0.50 - 2.05 (46.07) - (45.22)
  Investment Division            2007     336,491 16.43 - 19.14     6,017,112          0.01      0.95 - 2.05      1.61 - 2.96
  (Commenced 5/1/2006)           2006     161,937 15.92 - 18.31     2,830,157            --      0.95 - 2.20      3.62 - 5.00
Fidelity VIP Money Market        2008     864,063         17.15    14,823,280          3.01             0.95             2.05
  Investment Division            2007     933,116         16.80    15,686,013          5.07             0.95             4.12
                                 2006     692,783         16.14    11,180,161          4.94             0.95             3.90
                                 2005     398,745         15.53     6,200,922          3.16             0.95             2.05
                                 2004     508,676         15.22     7,739,157          1.12             0.95             0.20
Fidelity VIP Equity-Income       2008   1,908,977         30.01    57,286,753          2.34             0.95           (43.19)
  Investment Division            2007   2,280,472         52.83   120,473,616          1.76             0.95             0.57
                                 2006   2,516,843         52.53   132,207,499          3.39             0.95            19.07
                                 2005   2,814,629         44.12   124,173,091          1.64             0.95             4.84
                                 2004   3,181,549         42.08   133,865,570          1.52             0.95             9.02

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                     ---------- ----------------- ----------- --------------------------------------------------
                                                    UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                        LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ---------- ----------------- ----------- ------------- ---------------- -------------------
Fidelity VIP Growth             2008  2,438,573             27.01  65,868,936          0.78             0.95           (47.67)
  Investment Division           2007  2,815,092             51.61 145,295,256          0.83             0.95            25.76
                                2006  3,115,761             41.04 127,870,436          0.41             0.95             5.85
                                2005  3,645,885             38.77 141,359,911          0.50             0.95             4.82
                                2004  4,247,099             36.99 157,101,539          0.26             0.95             8.19
Fidelity VIP Investment Grade   2008    730,222             23.78  17,363,022          4.32             0.95            (4.16)
  Bond Investment Division      2007    841,730             24.81  20,883,287          3.91             0.95             3.36
                                2006    809,998             24.00  19,442,734          4.10             0.95             3.37
                                2005    896,213             23.22  20,803,805          3.69             0.95             1.27
                                2004    942,267             22.93  21,620,889          4.15             0.95             0.88
Calvert Social Balanced         2008  1,958,099     15.95 - 20.92  39,625,750          2.49      0.50 - 1.55 (32.38) - (31.67)
  Investment Division           2007  2,076,677     23.59 - 30.84  62,179,011          2.41      0.50 - 1.55      1.17 - 2.24
                                2006  2,131,161     23.31 - 30.39  63,065,563          2.32      0.50 - 1.55      7.10 - 8.23
                                2005  2,181,124     21.77 - 28.29  60,311,328          1.79      0.50 - 1.55      4.05 - 5.13
                                2004  2,197,291     20.92 - 27.11  58,294,718          1.72      0.50 - 1.55      0.28 - 7.70
Calvert Social Mid Cap Growth   2008    377,930             19.35   7,315,009            --             0.95           (37.78)
  Investment Division           2007    395,084             31.11  12,291,484            --             0.95             9.12
                                2006    419,490             28.51  11,959,917            --             0.95             5.87
                                2005    466,889             26.93  12,565,055            --             0.95            (0.52)
                                2004    506,064             27.07  13,688,933            --             0.95             8.28
MIST Lord Abbett Bond           2008 12,492,649      9.89 - 17.31 173,951,938          4.30      0.50 - 2.30 (20.46) - (19.01)
  Debenture Investment Division 2007 14,655,505     12.30 - 21.37 250,880,658          5.19      0.50 - 2.30      4.11 - 6.02
                                2006 13,210,287     11.69 - 20.16 210,829,957          6.45      0.50 - 2.30      6.70 - 8.65
                                2005 11,143,052     10.79 - 17.43 159,818,940          4.90      0.65 - 2.30    (0.83) - 3.23
                                2004  9,177,096     12.27 - 21.73 125,736,304          3.67      0.65 - 2.30      3.58 - 7.68
MIST MFS Research International 2008 16,200,037      9.48 - 19.76 169,986,665          1.75      0.50 - 2.30 (44.34) - (42.65)
  Investment Division           2007 11,282,779     16.84 - 19.49 206,951,217          1.32      0.50 - 2.30    10.70 - 12.72
                                2006  8,960,338     15.21 - 17.32 147,231,063          1.54      0.50 - 2.30    23.65 - 29.56
                                2005  4,118,785     12.30 - 13.77  54,271,700          0.56      0.95 - 2.30    12.23 - 15.67
                                2004  2,756,605     10.81 - 11.91  31,718,709            --      0.95 - 2.30  (14.39) - 18.63
MIST T. Rowe Price Mid Cap      2008 19,756,878       5.41 - 9.65 116,814,865          0.02      0.50 - 2.30 (41.12) - (40.05)
  Growth Investment Division    2007 19,400,128      9.18 - 16.14 193,009,732          0.10      0.50 - 2.30    14.93 - 17.05
                                2006 13,821,848      7.99 - 13.82 118,849,794            --      0.50 - 2.30      3.73 - 5.64
                                2005 11,533,257      7.70 - 13.09  94,663,044            --      0.50 - 2.30    11.89 - 13.73
                                2004  8,669,095      6.87 - 11.51  63,001,217            --      0.95 - 2.30    11.63 - 17.14
MIST PIMCO Total Return         2008 36,083,067     11.49 - 14.17 481,433,731          3.85      0.50 - 2.30   (1.88) - (0.01)
  Investment Division           2007 36,359,366     11.59 - 14.18 488,859,178          3.35      0.50 - 2.30      5.11 - 7.15
                                2006 34,594,371     10.91 - 13.25 438,011,087          2.71      0.50 - 2.30      2.13 - 4.13
                                2005 33,143,919     10.57 - 12.74 406,268,866          0.02      0.50 - 2.30    (0.05) - 1.76
                                2004 24,585,923     11.61 - 12.52 298,386,525          7.25      0.50 - 2.30      0.83 - 4.42
MIST RCM Technology             2008 14,062,706       3.27 - 8.73  52,971,596         13.66      0.50 - 2.30 (45.76) - (44.73)
  Investment Division           2007 15,828,573       6.02 - 8.14 109,742,282            --      0.50 - 2.30    25.82 - 30.86
                                2006  9,455,156       4.68 - 6.24  51,235,788            --      0.50 - 2.30      2.83 - 4.82
                                2005  9,833,932       4.55 - 5.97  51,898,685            --      0.95 - 2.30     8.57 - 10.35
                                2004 11,146,560       4.19 - 5.41  54,272,225            --      0.95 - 2.30   (6.49) - 15.20

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                     ---------- ----------------- ----------- --------------------------------------------------
                                                    UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                        LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ---------- ----------------- ----------- ------------- ---------------- -------------------
MIST Lazard Mid Cap             2008  3,754,337      7.71 - 10.18  36,151,055          1.00      0.50 - 2.30 (39.71) - (38.61)
  Investment Division           2007  4,506,764     12.66 - 16.48  71,203,257          0.42      0.60 - 2.30   (4.93) - (3.30)
                                2006  3,342,852     13.18 - 16.84  54,992,866          0.36      0.95 - 2.30    12.05 - 13.87
                                2005  2,877,414     11.76 - 14.81  41,868,418          0.21      0.95 - 2.30      5.63 - 7.40
                                2004  2,505,486     10.95 - 13.82  34,153,806            --      0.95 - 2.30     7.34 - 13.37
MIST Met/AIM Small Cap          2008  2,018,773      8.69 - 10.34  19,716,764            --      0.50 - 2.30 (40.13) - (39.03)
  Growth Investment Division    2007  2,078,620     14.54 - 16.96  33,578,933            --      0.50 - 2.30     8.53 - 10.51
                                2006  1,763,663     13.18 - 15.26  25,970,736            --      0.60 - 2.30    11.55 - 13.48
                                2005  1,475,123     11.68 - 13.45  19,296,323            --      0.60 - 2.30      5.85 - 7.60
                                2004  1,153,716     10.86 - 12.50 142,129,409            --      0.60 - 2.30      4.15 - 8.60
MIST Harris Oakmark             2008 14,571,842      9.41 - 12.13 167,003,504          1.70      0.50 - 2.30 (42.23) - (41.11)
  International                 2007 18,591,597     16.12 - 20.62 364,951,267          0.83      0.50 - 2.30   (3.38) - (1.50)
  Investment Division           2006 16,996,340     16.51 - 20.96 341,781,933          2.25      0.50 - 2.30    25.93 - 28.37
                                2005  9,989,980     12.90 - 16.11 158,028,315          0.05      0.95 - 2.30    11.65 - 13.40
                                2004  4,686,847     11.70 - 14.23  65,755,444          0.01      0.95 - 2.30    12.68 - 19.58
MIST Oppenheimer Capital        2008  3,446,175       5.12 - 7.08  19,597,897          3.52      0.50 - 2.30 (47.17) - (46.21)
  Appreciation                  2007  2,700,894      9.70 - 13.22  29,078,859          0.01      0.50 - 2.30    11.68 - 13.72
  Investment Division           2006  1,339,707      8.74 - 11.66  12,773,771          0.12      0.95 - 2.20      5.28 - 6.80
                                2005    448,382      8.36 - 10.93   4,043,647          0.02      0.95 - 2.05      3.23 - 3.55
                                2004         42       8.34 - 8.44         357          0.74      1.15 - 1.45      4.89 - 5.24
MIST Legg Mason Partners        2008  3,214,060       4.40 - 7.43  15,530,392          0.01      0.95 - 2.30 (40.44) - (39.53)
  Aggressive Growth             2007  3,543,970      7.38 - 12.29  28,433,627          0.12      0.95 - 2.30    (0.07) - 1.63
  Investment Division           2006  4,041,330      7.39 - 12.09  32,049,679            --      0.95 - 2.30   (3.91) - (2.50)
                                2005  3,428,990      7.69 - 12.41  28,090,437            --      0.95 - 2.30    10.93 - 12.78
                                2004  2,835,847      6.93 - 11.00  20,717,976            --      0.95 - 2.30     6.11 - 10.53
MIST Third Avennue Small Cap    2008    420,511     11.92 - 12.78   5,140,445          0.72      0.50 - 1.55 (30.91) - (30.17)
  Value Investment Division     2007    372,086     17.25 - 18.31   6,558,207          0.92      0.50 - 1.55   (4.52) - (3.51)
                                2006    263,473     18.07 - 18.97   4,845,048          0.40      0.50 - 1.55    11.39 - 12.57
                                2005    138,389     16.22 - 16.46   2,276,433            --      1.15 - 1.55    13.74 - 14.15
                                2004     27,952     14.26 - 14.42     403,590          0.43      1.15 - 1.55    24.54 - 25.07
MIST Clarion Global Real Estate 2008 16,326,816       1.60 - 9.78 153,313,019          1.70      0.50 - 2.30 (43.01) - (41.94)
  Investment Division           2007 17,742,339      2.76 - 16.85 289,685,350          0.99      0.50 - 2.30 (16.95) - (15.35)
                                2006 19,640,662      3.27 - 19.92 382,243,470          0.93      0.50 - 2.30    34.50 - 37.01
                                2005 11,156,645      2.39 - 14.51 159,988,876            --      0.95 - 2.30    10.69 - 12.61
                                2004  4,508,731     12.76 - 12.89  57,896,986          3.20      0.95 - 2.30    27.56 - 28.90
MIST Legg Mason Value Equity    2008  3,362,241       3.82 - 4.46  14,231,373          0.14      0.95 - 2.30 (55.65) - (54.86)
  Investment Division           2007  3,317,525       8.61 - 9.88  31,321,834            --      0.95 - 2.30   (8.06) - (6.61)
  (Commenced 5/1/2006)          2006  3,401,505      9.36 - 10.58  34,609,899          0.08      0.95 - 2.30    10.59 - 12.34
MIST SSgA Growth ETF            2008    865,844       7.63 - 8.09   6,834,582          1.48      0.50 - 2.30 (34.50) - (33.30)
  Investment Division           2007  1,055,765     11.65 - 12.13  12,579,610            --      0.50 - 2.30      3.20 - 5.09
  (Commenced 5/1/2006)          2006    322,952     11.30 - 11.50   3,692,601          1.65      0.95 - 2.20    11.38 - 12.93
MIST SSgA Growth and Income     2008  1,018,446       8.32 - 8.83   8,767,451          1.56      0.50 - 2.30 (26.77) - (25.43)
  ETF Investment Division       2007    447,213     11.37 - 11.84   5,202,299            --      0.50 - 2.30      2.99 - 4.87
  (Commenced 5/1/2006)          2006    266,996     11.05 - 11.23   2,982,650          2.24      0.95 - 2.20     9.30 - 10.72

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                             AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                      ---------- ----------------------------- --------------------------------------------------
                                                   UNIT VALUE(1)               INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS     HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      ---------- --------------- ------------- ------------- ---------------- -------------------
MIST PIMCO Inflation Protected   2008 16,462,465   10.58 - 11.78   184,375,735          3.63      0.50 - 2.30   (9.01) - (7.23)
  Bond Investment Division       2007  3,447,591   11.63 - 12.70    41,963,317          1.70      0.65 - 2.30     8.27 - 10.36
  (Commenced 5/1/2006)           2006  1,228,621   10.74 - 11.51    13,684,136            --      0.65 - 2.30    (1.89) - 0.00
MIST Janus Forty
  Investment Division            2008  1,331,773  80.39 - 175.43   139,405,695          4.92      0.50 - 2.30 (43.32) - (42.29)
  (Commenced 4/30/2007)          2007    277,193 141.84 - 304.58    50,512,056            --      0.50 - 2.30    27.14 - 29.47
MIST BlackRock Large Cap Core
  Investment Division            2008 22,319,434    9.08 - 61.28   589,510,769          0.70      0.50 - 2.30 (38.74) - (37.62)
  (Commenced 4/30/2007)          2007 25,948,608   14.57 - 95.85 1,097,474,099            --      0.60 - 2.30      3.94 - 5.74
Variable B Investment Division   2008    142,021  30.10 - 111.12    14,787,926          0.71             1.00 (37.74) - (37.59)
                                 2007    167,124  48.23 - 178.48    28,073,493          1.59             1.00      5.57 - 6.09
                                 2006    202,085  45.46 - 169.07    32,075,445          1.35             1.00            13.22
                                 2005    256,179  39.84 - 149.63    34,430,948          1.11             1.00      2.64 - 4.24
                                 2004    280,320  38.22 - 145.78    35,610,341          0.76             1.00      7.09 - 9.21
Variable C Investment Division   2008      9,309 111.12 - 139.06     1,191,340          0.73             1.00 (37.74) - (37.12)
                                 2007     11,081 178.48 - 221.14     2,233,598          1.54             1.00      5.57 - 6.63
                                 2006     11,969 169.07 - 207.39     2,255,006          1.36             1.00            13.61
                                 2005     16,427 149.63 - 181.74     2,530,897          1.22             1.00      2.64 - 3.66
                                 2004     16,427 145.78 - 175.32     2,571,598          0.45             1.00     9.21 - 10.31
MIST American Funds Balanced
  Allocation Investment Division
  (Commenced 4/28/2008)          2008  9,087,721     6.97 - 7.06    63,741,086          6.96      0.50 - 2.30 (30.31) - (29.41)
MIST American Funds Growth
  Allocation Investment Division
  (Commenced 4/28/2008)          2008 15,561,108     6.32 - 6.40    99,006,699          7.24      0.50 - 2.30 (36.79) - (35.97)
MIST American Funds Moderate
  Allocation Investment Division
  (Commenced 4/28/2008)          2008 15,201,857     7.64 - 7.74   116,911,851          6.90      0.50 - 2.30 (23.62) - (22.63)
MIST Met/Templeton Growth
  Investment Division
  (Commenced 4/28/2008)          2008    329,768     6.54 - 6.61     2,167,857          1.01      0.50 - 2.30 (34.60) - (33.90)
MIST Met/Franklin Income
  Investment Division
  (Commenced 4/28/2008)          2008  1,062,043     7.94 - 8.01     8,486,992          4.42      0.95 - 2.30 (20.62) - (19.88)
MIST Met/Franklin Mutual Shares
  Investment Division
  (Commenced 4/28/2008)          2008    696,867     6.57 - 6.64     4,602,420          5.65      0.50 - 2.30 (34.29) - (33.59)
MIST Met/Franklin Templeton
  Founding Strategy
  Investment Division
  (Commenced 4/28/2008)          2008  2,808,700     7.01 - 7.06    19,766,948          3.23      0.95 - 2.30 (29.93) - (29.44)

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

6. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                         AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                  ---------- ----------------------------- --------------------------------------------------
                                               UNIT VALUE(1)               INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                   LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                       UNITS     HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                  ---------- --------------- ------------- ------------- ---------------- -------------------
American Funds Growth        2008  7,803,883   8.50 - 114.72   745,808,628          0.81      0.50 - 2.30 (45.39) - (44.33)
  Investment Division        2007  7,732,180  15.36 - 206.31 1,339,638,488          0.81      0.50 - 2.30     9.50 - 11.62
                             2006  7,208,741  13.81 - 185.02 1,130,973,142          0.85      0.50 - 2.55     5.17 - 11.04
                             2005  5,817,927  12.65 - 165.46   843,004,006          0.74      0.60 - 2.30     8.32 - 15.21
                             2004  4,245,543 100.66 - 143.62   542,082,661          0.20      0.85 - 2.30     3.61 - 11.54
American Funds Growth-Income 2008  7,042,671    8.27 - 86.49   506,869,989          1.67      0.50 - 2.30 (39.42) - (38.25)
  Investment Division        2007  7,633,730  13.47 - 140.21   901,350,156          1.55      0.50 - 2.30      2.38 - 4.25
                             2006  7,224,552  12.99 - 134.49   825,698,989          1.64      0.50 - 2.55     9.93 - 16.07
                             2005  6,416,996  11.36 - 115.07   648,646,801          1.42      0.60 - 2.30    (1.34) - 4.93
                             2004  5,181,523  76.86 - 109.66   506,094,791          1.02      0.85 - 2.30      4.85 - 9.44
American Funds Global Small  2008 19,436,946    9.59 - 17.36   312,334,366            --      0.50 - 2.30 (54.70) - (53.82)
  Capitalization             2007 20,755,088   20.82 - 37.63   728,759,168          2.98      0.50 - 2.30    18.36 - 20.64
  Investment Division        2006 17,064,435   17.31 - 31.23   501,254,164          0.46      0.50 - 2.55    20.10 - 23.25
                             2005 12,642,767   14.09 - 25.17   304,247,953          0.88      0.60 - 2.30    21.12 - 24.46
                             2004  8,037,895   18.07 - 20.25   156,789,112            --      0.85 - 2.30    11.42 - 35.71
American Funds Bond          2008  9,033,547   12.39 - 15.47   126,244,537          5.09      0.50 - 2.30  (11.64) - (9.94)
  Investment Division        2007 11,482,973   14.02 - 17.18   179,627,859          8.58      0.50 - 2.30      0.71 - 2.66
  (Commenced 5/1/2006 )      2006  3,656,960   13.92 - 16.74    56,220,877          0.65      0.50 - 2.55      3.55 - 6.42

(1) The Company sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Divisions from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests.

(3) These amounts represent the annualized contract expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Investment Divisions.

7. SUBSEQUENT EVENT

The Company anticipates merging The New England Variable Account, which is another separate account of the Company, with and into the Separate Account on or about November 9, 2009, subject to regulatory approval. This merger will have no effect on the provisions of, and the rights and obligations under, the Contracts.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
April 3, 2009

(November 2, 2009 as to Note 21)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2008         2007
                                                                --------     --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $135,428 and $148,865,
     respectively)............................................  $122,229     $152,266
  Equity securities available-for-sale, at estimated fair
     value (cost: $2,931 and $3,897, respectively)............     2,298        4,167
  Trading securities, at estimated fair value (cost: $281 and
     $456, respectively)......................................       277          457
  Mortgage and consumer loans, net............................    42,105       39,180
  Policy loans................................................     7,881        7,677
  Real estate and real estate joint ventures held-for-
     investment...............................................     6,255        5,484
  Real estate held-for-sale...................................         1           39
  Other limited partnership interests.........................     4,732        4,945
  Short-term investments......................................     7,598          603
  Other invested assets.......................................     9,916        4,375
                                                                --------     --------
     Total investments........................................   203,292      219,193
Cash and cash equivalents.....................................    10,279        1,927
Accrued investment income.....................................     2,079        2,451
Premiums and other receivables................................    28,290       24,077
Deferred policy acquisition costs and value of business
  acquired....................................................    10,871        8,628
Current income tax recoverable................................        75           --
Deferred income tax assets....................................     2,557           --
Other assets..................................................     4,517        6,361
Assets of subsidiaries held-for-sale..........................        --       22,037
Separate account assets.......................................    72,259       89,703
                                                                --------     --------
     Total assets.............................................  $334,219     $374,377
                                                                ========     ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $ 98,183     $ 93,752
  Policyholder account balances...............................    93,308       81,003
  Other policyholder funds....................................     5,483        5,535
  Policyholder dividends payable..............................     1,023          991
  Policyholder dividend obligation............................        --          789
  Short-term debt.............................................       414          357
  Long-term debt..............................................     2,722        2,687
  Current income tax payable..................................        --          359
  Deferred income tax liability...............................        --          985
  Payables for collateral under securities loaned and other
     transactions.............................................    18,649       28,952
  Other liabilities...........................................    29,433       28,005
  Liabilities of subsidiaries held-for-sale...................        --       19,958
  Separate account liabilities................................    72,259       89,703
                                                                --------     --------
     Total liabilities........................................   321,474      353,076
                                                                --------     --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)

STOCKHOLDER'S EQUITY:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
  both December 31, 2008 and 2007.............................         5            5
Additional paid-in capital....................................    14,437       14,426
Retained earnings.............................................     7,298        5,529
Accumulated other comprehensive income (loss).................    (8,995)       1,341
                                                                --------     --------
     Total stockholder's equity...............................    12,745       21,301
                                                                --------     --------
     Total liabilities and stockholder's equity...............  $334,219     $374,377
                                                                ========     ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                           2008      2007      2006
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,444   $16,435   $15,936
Universal life and investment-type product policy
  fees.................................................    2,285     2,246     2,183
Net investment income..................................   11,122    12,582    11,518
Other revenues.........................................    1,882       934       833
Net investment gains (losses)..........................    3,472      (287)     (834)
                                                         -------   -------   -------
  Total revenues.......................................   37,205    31,910    29,636
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,699    18,275    17,647
Interest credited to policyholder account balances.....    3,181     3,515     2,993
Policyholder dividends.................................    1,716     1,687     1,671
Other expenses.........................................    6,582     5,127     5,096
                                                         -------   -------   -------
  Total expenses.......................................   32,178    28,604    27,407
                                                         -------   -------   -------
Income from continuing operations before provision for
  income tax...........................................    5,027     3,306     2,229
Provision for income tax...............................    1,651     1,054       557
                                                         -------   -------   -------
Income from continuing operations......................    3,376     2,252     1,672
Income (loss) from discontinued operations, net of
  income tax...........................................     (289)      180       254
                                                         -------   -------   -------
Net income.............................................  $ 3,087   $ 2,432   $ 1,926
                                                         =======   =======   =======




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                                         ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                                         (LOSS)
                                                                        ---------------------------------------
                                                                              NET         FOREIGN      DEFINED
                                                  ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT
                                          COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS
                                           STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT    TOTAL
                                          ------  ----------  --------  --------------  -----------  ----------  --------
Balance at January 1, 2006..............    $ 5    $ 13,808    $ 2,749      $ 1,809        $ 137       $   (41)  $ 18,467
Treasury stock transactions, net -- by
  subsidiary............................                 12                                                            12
Capital contributions from MetLife, Inc.
  (Notes 2 and 15)......................                489                                                           489
Excess tax benefits related to stock-
  based compensation....................                 34                                                            34
Dividends on common stock...............                          (863)                                              (863)
Comprehensive income:
  Net income............................                         1,926                                              1,926
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        (20)                                  (20)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                        (93)                                  (93)
     Foreign currency translation
       adjustments, net of income tax...                                                       7                        7
     Additional minimum pension
       liability adjustment, net of
       income tax.......................                                                                   (18)       (18)
                                                                                                                 --------
     Other comprehensive income (loss)..                                                                             (124)
                                                                                                                 --------
  Comprehensive income..................                                                                            1,802
                                                                                                                 --------
  Adoption of SFAS 158, net of income
     tax................................                                                                  (749)      (749)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2006............      5      14,343      3,812        1,696          144          (808)    19,192
Cumulative effect of changes in
  accounting principles, net of income
  tax (Note 1)..........................                          (215)                                              (215)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at January 1, 2007..............      5      14,343      3,597        1,696          144          (808)    18,977
Treasury stock transactions, net -- by
  subsidiary............................                 10                                                            10
Capital contributions from MetLife, Inc.
  (Notes 2 and 15)......................                  7                                                             7
Excess proceeds received on sale of
  interests in affiliate (Note 15)......                 30                                                            30
Excess tax benefits related to stock-
  based compensation....................                 36                                                            36
Dividends on common stock...............                          (500)                                              (500)
Comprehensive income:
  Net income............................                         2,432                                              2,432
  Other comprehensive income:
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        (15)                                  (15)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                       (339)                                 (339)
     Foreign currency translation
       adjustments, net of income tax...                                                     139                      139
     Defined benefit plans adjustment,
       net of income tax................                                                                   524        524
                                                                                                                 --------
     Other comprehensive income.........                                                                              309
                                                                                                                 --------
  Comprehensive income..................                                                                            2,741
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2007............      5      14,426      5,529        1,342          283          (284)    21,301
Treasury stock transactions, net -- by
  subsidiary............................                (11)                                                          (11)
Capital contributions from MetLife, Inc.
  (Note 15).............................                 13                                                            13
Excess tax benefits related to stock-
  based compensation....................                  9                                                             9
Dividend of interests in subsidiary
  (Note 2)..............................                        (1,318)                                            (1,318)
Comprehensive loss:
  Net income............................                         3,087                                              3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        272                                   272
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                     (9,315)                               (9,315)
     Foreign currency translation
       adjustments, net of income tax...                                                    (140)                    (140)
     Defined benefit plans adjustment,
       net of income tax................                                                                (1,153)    (1,153)
                                                                                                                 --------
     Other comprehensive income (loss)..                                                                          (10,336)
                                                                                                                 --------
  Comprehensive loss....................                                                                           (7,249)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2008............     $5     $14,437    $ 7,298     $ (7,701)       $ 143      $ (1,437)  $ 12,745
                                            ===    ========    =======     ========        =====      ========   ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                                          2008       2007       2006
                                                        --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................  $  3,087   $  2,432   $  1,926
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expenses..............       258        368        308
  Amortization of premiums and accretion of discounts
     associated with investments, net.................      (660)      (592)      (467)
  (Gains) losses from sales of investments and
     businesses, net..................................    (2,868)       420        687
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership
     interests........................................       524       (433)      (376)
  Interest credited to policyholder account balances..     3,289      3,777      3,247
  Universal life and investment-type product policy
     fees.............................................    (2,285)    (2,246)    (2,183)
  Change in accrued investment income.................       316       (201)      (295)
  Change in premiums and other receivables............    (1,734)       228     (3,565)
  Change in deferred policy acquisition costs, net....      (100)      (598)      (672)
  Change in insurance-related liabilities.............     5,117      4,022      3,743
  Change in trading securities........................        74        188       (196)
  Change in income tax payable........................       630        715        144
  Change in other assets..............................     2,828       (232)       772
  Change in other liabilities.........................     1,827     (1,309)     1,109
  Other, net..........................................       161         51        (37)
                                                        --------   --------   --------
Net cash provided by operating activities.............    10,464      6,590      4,145
                                                        --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities........................    68,089     73,576     73,351
     Equity securities................................     2,140      1,265        858
     Mortgage and consumer loans......................     5,238      8,085      7,632
     Real estate and real estate joint ventures.......       159        503        847
     Other limited partnership interests..............       404        764      1,253
  Purchases of:
     Fixed maturity securities........................   (56,251)   (73,375)   (90,163)
     Equity securities................................    (1,094)    (2,204)      (731)
     Mortgage and consumer loans......................    (8,819)   (11,891)   (10,535)
     Real estate and real estate joint ventures.......    (1,071)    (1,369)    (1,069)
     Other limited partnership interests..............    (1,163)    (1,459)    (1,551)
  Net change in short-term investments................    (6,967)       582       (362)
  Purchases of subsidiaries...........................        --         --       (193)
  (Payments) proceeds from sales of businesses........        (4)        25         48
  Dividend of subsidiary..............................      (270)        --         --
  Excess proceeds received on sale of interests in
     affiliate........................................        --         30         --
  Net change in other invested assets.................    (1,831)    (1,587)    (1,084)
  Net change in policy loans..........................      (193)      (149)      (176)
  Net change in property, equipment and leasehold
     improvements.....................................      (171)       (88)      (109)
  Other, net..........................................        --         22         (4)
                                                        --------   --------   --------
Net cash used in investing activities.................  $ (1,804)  $ (7,270)  $(21,988)
                                                        --------   --------   --------




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                                           2008       2007       2006
                                                         --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................................  $ 58,338   $ 39,125   $ 37,411
     Withdrawals.......................................   (48,818)   (34,135)   (31,366)
  Net change in short-term debt........................        57       (476)       380
  Long-term debt issued................................        27      1,705          8
  Long-term debt repaid................................       (21)      (894)      (112)
  Collateral financing arrangements issued.............        --         --        850
  Shares subject to mandatory redemption...............        --       (131)        --
  Debt issuance costs..................................        --         (8)       (13)
  Net change in payables for collateral under
     securities loaned and other transactions..........   (10,303)    (3,167)    11,110
  Capital contribution from MetLife, Inc. .............        --          7         93
  Dividends on common stock............................        --       (500)      (863)
  Other, net...........................................         8         30         13
                                                         --------   --------   --------
Net cash (used in) provided by financing activities....      (712)     1,556     17,511
                                                         --------   --------   --------
Change in cash and cash equivalents....................     7,948        876       (332)
Cash and cash equivalents, beginning of year...........     2,331      1,455      1,787
                                                         --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................  $ 10,279   $  2,331   $  1,455
                                                         ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year....................................  $    404   $    164   $    129
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR..........................................  $     --   $    404   $    164
                                                         ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year....................................  $  1,927   $  1,291   $  1,658
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR..........................................  $ 10,279   $  1,927   $  1,291
                                                         ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest..........................................  $    268   $    332   $    256
                                                         ========   ========   ========
     Income tax........................................  $    494   $  1,010   $    197
                                                         ========   ========   ========
  Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed.................................  $ 22,135   $     --   $     --
       Less: liabilities disposed......................   (20,689)        --         --
                                                         --------   --------   --------
       Net assets disposed.............................     1,446         --         --
       Add: cash disposed..............................       270         --         --
       Less: dividend of interests in subsidiary.......    (1,318)        --         --
                                                         --------   --------   --------
       Loss on dividend of interests in subsidiary.....  $    398   $     --   $     --
                                                         ========   ========   ========
     Fixed maturity securities received in connection
       with insurance contract commutation.............  $    115   $     --   $     --
                                                         ========   ========   ========
     Capital contribution from MetLife, Inc. ..........  $     13   $     --   $     --
                                                         ========   ========   ========
     Real estate acquired in satisfaction of debt......  $     --   $     --   $      6
                                                         ========   ========   ========
     Contribution of other intangible assets, net of
       deferred income tax.............................  $     --   $     --   $    377
                                                         ========   ========   ========
     Excess of net assets over purchase price for
       subsidiary......................................  $     --   $     --   $     19
                                                         ========   ========   ========
     Issuance of secured demand note collateral
       agreement.......................................  $     25   $     --   $     --
                                                         ========   ========   ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company is organized into two operating segments:
Institutional and Individual, as well as Corporate & Other. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries as well as partnerships and joint ventures in which the Company has control. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 9. Intercompany accounts and transactions have been eliminated.

     In addition, the Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include asset-backed securitizations, trust preferred securities, joint ventures, limited partnerships and limited liability companies. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $83 million and $162 million at December 31, 2008 and 2007, respectively. There was also minority interest of $1.5 billion included in liabilities of subsidiaries held-for-sale at December 31, 2007.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2008 presentation. See
Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii)   investment impairments;

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          (iii)  the recognition of income on certain investment entities;

          (iv) the application of the consolidation rules to certain investments;

          (v) the existence and estimated fair value of embedded derivatives requiring bifurcation;

          (vi)   the estimated fair value of and accounting for derivatives;

          (vii) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (viii) the liability for future policyholder benefits;

          (ix) accounting for income taxes and the valuation of deferred tax assets;

          (x)    accounting for reinsurance transactions;

          (xi)   accounting for employee benefit plans; and

          (xii)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the footnotes to the consolidated financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

          Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

          Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying consolidated financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, trading securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnership interests, short-term investments, and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements, and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Certain mortgage loans previously designated as held-for-investment have been designated as held-for-sale to reflect a change in the Company's intention as it relates to holding such loans. At the time of transfer, such loans are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. Amortized cost is determined in the same manner as mortgage loans held-for-investment described above. The amount by which amortized cost exceeds estimated fair value less expected disposition costs is accounted for as a valuation allowance. Changes in such valuation allowance are recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value. The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld at interest and joint venture investments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Freestanding derivatives with positive estimated fair values are more fully described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values as needed.

          Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. Such loans are carried at amortized cost.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are also accounted for on the equity method. Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for on the equity method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Certain mortgages have been designated as held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When determining the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as trust preferred securities, joint ventures, limited partnerships and limited liability companies, the Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make an additional credit risk adjustments is performed by the Company each reporting period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the consolidated balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.4 billion and $1.2 billion at December 31, 2008 and 2007, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $720 million and $609 million at December 31, 2008 and 2007, respectively. Related depreciation and amortization expense was $111 million, $105 million and $97 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.2 billion and $1.1 billion at December 31, 2008 and 2007, respectively. Accumulated amortization of capitalized software was $862 million and $742 million at December 31, 2008 and 2007, respectively. Related amortization expense was $117 million, $97 million and $90 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re- estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross margins and the re-estimation of expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in interest credited to policyholder account balances. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit's goodwill exceeds its estimated fair value, there is an indication of impairment and the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair values of the reporting units are determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model. For reporting units which are particularly sensitive to market assumptions, such as the annuities and variable & universal life reporting units within the Individual segment, the Company may corroborate its estimated fair values by using additional valuation methodologies.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit.

     Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 6 for further consideration of goodwill impairment testing during 2008.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 7%.

     Participating business represented approximately 8% and 9% of the Company's life insurance in-force, and 17% and 16% of the number of life insurance policies in-force, at December 31, 2008 and 2007, respectively. Participating policies represented approximately 32% and 33%, 36% and 36%, and 34% and 33% of gross and net life insurance premiums for the years ended December 31, 2008, 2007 and 2006, respectively. The percentages indicated are calculated excluding the business of the reinsurance segment.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     At the inception, the GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     The Company attributes to the embedded derivative a portion of the expected future rider fees to be collected from the policyholder equal to the present value of expected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefit riders. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and, non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivative.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii)   future reversals of existing taxable temporary differences;

          (iii)  taxable income in prior carryback years; and

          (iv)   tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 12) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations are calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), as amended, established the accounting for pension plan obligations. Under SFAS 87, the projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions, as amended, established the accounting for expected postretirement plan benefit obligations ("EPBO") which represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     Prior to December 31, 2006, the funded status of the pension and other postretirement plans, which is the difference between the estimated fair value of plan assets and the PBO for pension plans and the APBO for other postretirement plans (collectively, the "Benefit Obligations"), was offset by the unrecognized actuarial gains or losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost, as applicable. Further, for pension plans, if the ABO exceeded the estimated fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Adoption of New Accounting Pronouncements," effective December 31, 2006, the Company adopted SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and SFAS No. 132(r) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the Benefit Obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs at December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions are matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

     Effective January 1, 2006, MetLife, Inc. adopted, using the modified prospective transition method, SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"). In accordance with this guidance the cost of all stock-based transactions is measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. Prior to January 1, 2006, MetLife, Inc. recognized stock-based compensation over the vesting period of the grant or award, including grants or awards to retirement-eligible employees. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period. Prior to January 1, 2006, MetLife, Inc. recognized the corresponding reduction of stock compensation in the period in which the forfeitures occurred.

     Stock-based awards granted after December 31, 2002 but prior to January 1, 2006 were accounted for on a prospective basis using the fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure. The fair value method prescribed by SFAS 123 required compensation expense to be measured based on the fair value of the equity instrument at the grant or award date. Stock-based compensation was recognized over the vesting period of the grant or award, including grants or awards to retirement-eligible employees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments, and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157 which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of SFAS 157 also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain riders on variable annuity contracts. The change in valuation of embedded derivatives associated with riders on annuity contracts resulted from the incorporation of risk margins associated with non capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting SFAS 157 on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective income statement caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. Note 19 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP 157-1"). FSP 157-1 amends SFAS 157 to provide a scope out exception for lease classification and measurement under SFAS No. 13, Accounting for Leases. The Company also adopted FSP No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009 and impacts balance sheet items including nonfinancial assets and liabilities in a business combination and the impairment testing of goodwill and long-lived assets.

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's consolidated financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

     (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

      (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As a result of the implementation of FIN 48, the Company recognized an $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. See also Note 12.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact at January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, MetLife, Inc. adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement benefit plans by requiring the:

       (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the estimated fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement benefit plans;

      (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs at the end of the year of adoption;

     (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

      (iv) measurement of benefit plan assets and obligations at the date of the statement of financial position; and

       (v) disclosure of additional information about the effects on the employer's statement of financial position.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The adoption of SFAS 158 resulted in a reduction of $749 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 14.

  Stock Compensation Plans

     As described previously, effective January 1, 2006, MetLife, Inc. adopted SFAS 123(r) including supplemental application guidance issued by the U.S. Securities and Exchange Commission in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment using the modified prospective transition method. In accordance with the modified prospective transition method, results for prior periods have not been restated. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. MetLife, Inc. had previously adopted the fair value method of accounting for stock-based awards as prescribed by SFAS 123 on a prospective basis effective January 1, 2003. MetLife, Inc. did not modify the substantive terms of any existing awards prior to adoption of SFAS 123(r).

     Under the modified prospective transition method, compensation expense recognized during the year ended December 31, 2006 includes: (a) compensation expense for all stock-based awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation expense for all stock-based awards granted beginning January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(r).

     The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations as all stock-based awards accounted for under the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees had vested prior to the adoption date and the Company, in conjunction with MetLife, Inc. had adopted the fair value recognition provisions of SFAS 123 on January 1, 2003.

     SFAS 123 allowed forfeitures of stock-based awards to be recognized as a reduction of compensation expense in the period in which the forfeiture occurred. Upon adoption of SFAS 123(r), MetLife, Inc. changed its policy and now incorporates an estimate of future forfeitures into the determination of compensation expense when recognizing expense over the requisite service period. The impact of this change in accounting policy was not significant to the Company's financial position or results of operations as of the date of adoption.

     Additionally, for awards granted after adoption, MetLife, Inc. changed its policy from recognizing expense for stock-based awards over the requisite service period to recognizing such expense over the shorter of the requisite service period or the period to attainment of retirement-eligibility.

     Prior to the adoption of SFAS 123(r), the Company presented tax benefits of deductions resulting from the exercise of stock options within operating cash flows in the consolidated statements of cash flows. SFAS 123(r) requires tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options be classified and reported as a financing cash inflow upon adoption of SFAS 123(r).

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6") prospectively. EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. EITF 07-6 concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of EITF 07-6 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 amends SFAS No. 13, Accounting for Leases, to require that a lessor review the projected timing of income tax cash flows generated by a leveraged lease annually or more frequently if events or circumstances indicate that a change in timing has occurred or is projected to occur. In addition, FSP 13-2 requires that the change in the net investment balance resulting from the recalculation be recognized as a gain or loss from continuing operations in the same line item in which leveraged lease income is recognized in the year in which the assumption is changed. The adoption of FSP 13-2 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively EITF Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r), and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future interim and annual periods.

  Other Pronouncements

     In December 2008, the FASB issued FSP No. FAS 132(r)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("FSP 132(r)-1"). FSP 132(r)-1 amends SFAS No. 132(r), Employers' Disclosures about Pensions and Other Postretirement Benefits to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement plan. The FSP requires an employer to disclose information about the valuation of plan assets similar to that required under SFAS 157. FSP 132(r)-1 is effective for fiscal years ending after December 15, 2009. The Company will provide all of the material required disclosures in the appropriate future annual period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  DISPOSITION OF REINSURANCE GROUP OF AMERICA, INCORPORATED

     On September 12, 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. The Company has agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations. The disposition of RGA results in the elimination of the Company's Reinsurance segment. The Reinsurance segment was comprised of the results of RGA, which at disposition became discontinued operations of Corporate & Other, and the interest on economic capital, which has been reclassified to the continuing operations of Corporate & Other. See Note 18 for reclassifications related to discontinued operations and Note 17 for segment information.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

     On October 20, 2006, MetLife, Inc. sold its subsidiary, Citicorp Life Insurance Company and its subsidiary, First Citicorp Life Insurance Company (collectively, "CLIC") to the Company for $135 million in cash consideration. The net assets of CLIC acquired by the Company were $154 million. The excess of the net assets of CLIC received over the purchase price resulted in an increase of $19 million in additional paid-in capital. In connection

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


with the sale and merger of CLIC with and into Metropolitan Life Insurance Company, MetLife, Inc. contributed $17 million to the Company. See Note 15.

     On September 30, 2006, the Company acquired MetLife Retirement Services LLC (formerly, CitiStreet Retirement Services LLC), and its subsidiaries from an affiliate, Metropolitan Tower Life Insurance Company ("MTL") for approximately $58 million in cash consideration settled in the fourth quarter of 2006. The assets acquired are principally comprised of $52 million related to the VOCRA. Further information on VOCRA is described in Note 7.

     On July 1, 2005, MetLife, Inc. completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). On September 30, 2006, the Company received a capital contribution, as described in Note 15, from MetLife, Inc. of $377 million in the form of intangible assets related to the VODA of $389 million, net of deferred income tax of $12 million, for which the Company receives the benefit. The VODA originated through MetLife, Inc.'s acquisition of Travelers and was transferred at its amortized cost basis. Further information on VODA is described in Note 7.

     See Note 18 for information on the disposition of SSRM Holdings, Inc ("SSRM").

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities, and the percentage that each sector represents by the respective total holdings at:

                                                      DECEMBER 31, 2008
                                      -------------------------------------------------
                                       COST OR    GROSS UNREALIZED
                                      AMORTIZED   ----------------    ESTIMATED    % OF
                                         COST      GAIN      LOSS    FAIR VALUE   TOTAL
                                      ---------   ------   -------   ----------   -----
                                                        (IN MILLIONS)
U.S. corporate securities...........   $ 49,334   $  770   $ 6,352    $ 43,752     35.8%
Residential mortgage-backed
  securities........................     25,659      539     3,145      23,053     18.9
Foreign corporate securities........     23,898      435     4,109      20,224     16.5
U.S. Treasury/agency securities.....     12,884    3,052        --      15,936     13.0
Commercial mortgage-backed
  securities........................     11,502       11     2,436       9,077      7.4
Asset-backed securities.............      8,490       14     2,193       6,311      5.2
Foreign government securities.......      2,436      464       125       2,775      2.3
State and political subdivision
  securities........................      1,225       31       155       1,101      0.9
Other fixed maturity securities.....         --       --        --          --       --
                                       --------   ------   -------    --------    -----
  Total fixed maturity securities
     (1), (2).......................   $135,428   $5,316   $18,515    $122,229    100.0%
                                       ========   ======   =======    ========    =====
Common stock........................   $  1,358   $   29   $    96    $  1,291     56.2%
Non-redeemable preferred stock (1)..      1,573        1       567       1,007     43.8
                                       --------   ------   -------    --------    -----
  Total equity securities...........   $  2,931   $   30   $   663    $  2,298    100.0%
                                       ========   ======   =======    ========    =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                       DECEMBER 31, 2007
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $ 50,087   $1,488   $1,195    $ 50,380     33.1%
Residential mortgage-backed
  securities.........................     35,773      444      237      35,980     23.6
Foreign corporate securities.........     24,663    1,414      454      25,623     16.8
U.S. Treasury/agency securities......     14,271    1,296        1      15,566     10.2
Commercial mortgage-backed
  securities.........................     12,481      204      100      12,585      8.3
Asset-backed securities..............      7,034       32      309       6,757      4.5
Foreign government securities........      3,855      850       18       4,687      3.1
State and political subdivision
  securities.........................        467       13        9         471      0.3
Other fixed maturity securities......        234       12       29         217      0.1
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities
     (1), (2)........................   $148,865   $5,753   $2,352    $152,266    100.0%
                                        ========   ======   ======    ========    =====
Common stock.........................   $  1,988   $  540   $   93    $  2,435     58.4%
Non-redeemable preferred stock (1)...      1,909       33      210       1,732     41.6
                                        --------   ------   ------    --------    -----
  Total equity securities............   $  3,897   $  573   $  303    $  4,167    100.0%
                                        ========   ======   ======    ========    =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities classified as non-redeemable preferred stock held by the Company at December 31, 2008 and 2007 had an estimated fair value of $885 million and $1,412 million, respectively. In addition, the Company held $122 million and $320 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, also included in non-redeemable preferred stock. Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $1,426 million and $2,769 million, respectively. In addition, the Company held $7 million and $20 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, included in fixed maturity securities.

   (2) At December 31, 2008 and 2007 the Company also held $1,495 million and $2,557 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $7.3 billion and $7.8 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2008 and 2007, respectively.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that totaled $8.4 billion and $11.6 billion at December 31, 2008 and 2007, respectively. These securities had net unrealized gains (losses) of ($3,275) million and $94 million at December 31, 2008 and 2007, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-income producing fixed maturity securities at estimated fair value were $59 million and $12 million at December 31, 2008 and 2007, respectively. Net unrealized gains (losses) associated with non-income producing fixed maturity securities were ($17) million and $11 million at December 31, 2008 and 2007, respectively.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. At December 31, 2008, $2,438 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantee insurers of which $1,463 million, $515 million, $426 million and $34 million are included within U.S. corporate securities, asset-backed securities, state and political subdivision securities, and residential mortgage-backed securities, respectively, and 11% and 74% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively. Approximately, 68% of the asset-backed securities that are credit enhanced by financial guarantee insurers are asset-backed securities which are backed by sub-prime mortgage loans.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. At December 31, 2008 and 2007, the Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $15.9 billion and $15.6 billion, respectively. As shown in the sector table above, at December 31, 2008, the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate fixed maturity securities (35.8%), residential mortgage-backed securities (18.9%), and foreign corporate securities (16.5%); and at December 31, 2007, were U.S. corporate fixed maturity securities (33.1%), residential mortgage-backed securities (23.6%), and foreign corporate securities (16.8%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $64.0 billion and $76.0 billion, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of total invested assets. The exposure to the largest single issuer of corporate fixed maturity securities held at December 31, 2008 and 2007 was $992 million and $830 million, respectively. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $6.2 billion and $5.5 billion, respectively, the total of these ten issuers being less than 3% of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's total invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign (1).................................    $20,224     31.6%    $25,623     33.7%
Industrial..................................     10,240     16.0      11,782     15.5
Finance.....................................      9,660     15.1      13,034     17.2
Consumer....................................      9,120     14.3      10,779     14.2
Utility.....................................      8,798     13.8       9,123     12.0
Communications..............................      3,810      5.9       5,121      6.7
Other.......................................      2,124      3.3         541      0.7
                                                -------    -----     -------    -----
  Total.....................................    $63,976    100.0%    $76,003    100.0%
                                                =======    =====     =======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors, and other fixed maturity foreign investments.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
  Collateralized mortgage obligations.......    $17,343     75.2%    $24,187     67.2%
  Pass-through securities...................      5,710     24.8      11,793     32.8
                                                -------    -----     -------    -----
Total residential mortgage-backed
  securities................................    $23,053    100.0%    $35,980    100.0%
                                                =======    =====     =======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 66%, 24%, and 10% of the total holdings, respectively. At December 31, 2008 and 2007, $21.3 billion and $35.8 billion, respectively, or 93% and 99% respectively of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P, or Fitch Ratings ("Fitch"). The majority of the agency residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure was $2.3 billion and $4.2 billion, respectively, with an unrealized loss of $1,315 million and $91 million, respectively. At December 31, 2008 and 2007, $1.5 billion and $4.2 billion, respectively, or 64% and 100%, respectively, of the Company's Alt-A residential mortgage-backed securities were rated Aa/AA or better by Moody's, S&P or Fitch. In December 2008, certain Alt-A residential mortgage-backed securities experienced ratings downgrades from investment grade to below investment grade, contributing to the decrease year over year cited above in those securities rated Aa/AA or better. At December 31, 2008 the Company's Alt-A holdings are distributed as follows: 24% 2007 vintage year, 26% 2006 vintage year; and 50% in the 2005 and prior vintage years. In January 2009, Moody's revised its loss projections for Alt-A residential mortgage-backed securities, and the Company anticipates that Moody's will be downgrading virtually all 2006 and 2007 vintage year Alt-A securities to below investment grade, which will increase the percentage of the Company's Alt-A residential mortgage-backed securities portfolio that will be rated below investment grade. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $9.1 billion and $12.6 billion, respectively, at estimated fair value. At December 31, 2008 and 2007, $8.5 billion and $11.1 billion, respectively, of the estimated fair value, or 94% and 88%, respectively, of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P, or Fitch. At December 31, 2008, the rating distribution of the Company's commercial mortgage-backed securities holdings was as follows: 94% Aaa, 4% Aa, 1% A, and 1% Baa. At December 31, 2008, 83% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the Company had no exposure to CMBX securities and its holdings of commercial real estate collateralized debt obligations securities was $46 million at estimated fair value.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Asset-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in asset-backed securities was $6.3 billion and $6.8 billion, respectively, at estimated fair value. The Company's asset-backed securities are diversified both by sector and by issuer. At December 31, 2008 and 2007, $4.8 billion and $3.8 billion, respectively, or 76% and 56%, respectively, of total asset-backed securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, the largest exposures in the Company's asset-backed securities portfolio were credit card receivables, residential mortgage-backed securities backed by sub-prime mortgage loans, automobile receivables and student loan receivables of 47%, 12%, 11% and 10% of the total holdings, respectively. Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. At December 31, 2008 and 2007, the Company had exposure to fixed maturity securities backed by sub-prime mortgage loans with estimated fair values of $0.7 billion and $1.2 billion, respectively, and unrealized losses of $457 million and $119 million, respectively. At December 31, 2008, 49% of the asset-backed securities backed by sub-prime mortgage loans have been guaranteed by financial guarantee insurers, of which 21% and 34% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively.

     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity in its equity securities holdings.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $  3,491    $  3,500     $  2,629    $  2,726
Due after one year through five years...     21,495      19,741       26,725      27,473
Due after five years through ten years..     27,411      24,402       24,349      24,739
Due after ten years.....................     37,380      36,145       39,874      42,006
                                           --------    --------     --------    --------
  Subtotal..............................     89,777      83,788       93,577      96,944
Mortgage-backed and asset-backed
  securities............................     45,651      38,441       55,288      55,322
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $135,428    $122,229     $148,865    $152,266
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     2008       2007      2006
                                                   --------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities........................  $(13,199)  $ 3,885   $ 4,685
Equity securities................................      (633)      251       483
Derivatives......................................        14      (358)     (238)
Minority interest................................        --      (150)     (159)
Other............................................        56       (22)       --
                                                   --------   -------   -------
  Subtotal.......................................   (13,762)    3,606     4,771
                                                   --------   -------   -------
Amounts allocated from:
  Insurance liability loss recognition...........        (1)     (366)     (806)
  DAC and VOBA...................................     2,000      (420)     (239)
  Policyholder dividend obligation...............        --      (789)   (1,062)
                                                   --------   -------   -------
     Subtotal....................................     1,999    (1,575)   (2,107)
                                                   --------   -------   -------
Deferred income tax..............................     4,062      (689)     (968)
                                                   --------   -------   -------
  Subtotal.......................................     6,061    (2,264)   (3,075)
                                                   --------   -------   -------
Net unrealized investment gains (losses).........  $ (7,701)  $ 1,342   $ 1,696
                                                   ========   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                YEARS ENDED DECEMBER 31,
                                             ------------------------------
                                               2008       2007       2006
                                             --------   --------   --------
                                                      (IN MILLIONS)
Balance, at January 1,.....................  $  1,342    $ 1,696    $1,809
Unrealized investment gains (losses) during
  the year.................................   (17,455)    (1,165)     (966)
Unrealized investment losses of subsidiary
  at the date of dividend of interests.....        87         --        --
Unrealized investment gains (losses)
  relating to:
  Insurance liability gain (loss)
     recognition...........................       365        440       453
  DAC and VOBA.............................     2,438       (181)      (91)
  DAC and VOBA of subsidiary at date of
     dividend of interests.................       (18)        --        --
  Policyholder dividend obligation.........       789        273       430
  Deferred income tax......................     4,797        279        61
  Deferred income tax of subsidiary at date
     of dividend of interests..............       (46)        --        --
                                             --- ----    -------    ------
Balance, at December 31,...................  $ (7,701)   $ 1,342    $1,696
                                             === ====    =======    ======
Change in net unrealized investment gains
  (losses).................................  $ (9,043)   $  (354)   $ (113)
                                             === ====    =======    ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                     DECEMBER 31, 2008
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities........    $20,927        $2,988        $11,002        $3,364        $31,929       $ 6,352
Residential mortgage-backed
  securities.....................      6,833         1,958          2,561         1,187          9,394         3,145
Foreign corporate securities.....     10,899         2,370          4,421         1,739         15,320         4,109
U.S. Treasury/agency securities..         34            --             --            --             34            --
Commercial mortgage-backed
  securities.....................      6,828         1,250          2,112         1,186          8,940         2,436
Asset-backed securities..........      3,708           717          2,418         1,476          6,126         2,193
Foreign government securities....        555            86            128            39            683           125
State and political subdivision
  securities.....................        586           117            106            38            692           155
Other fixed maturity securities..         --            --             --            --             --            --
                                     -------        ------        -------        ------        -------       -------
  Total fixed maturity
     securities..................    $50,370        $9,486        $22,748        $9,029        $73,118       $18,515
                                     =======        ======        =======        ======        =======       =======
Equity securities................    $   505        $  199        $   694        $  464        $ 1,199       $   663
                                     =======        ======        =======        ======        =======       =======
Total number of securities in an
  unrealized loss position.......      4,556                        2,038
                                     =======                      =======




                                                                     DECEMBER 31, 2007
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities........    $16,906        $  834        $ 5,621         $361         $22,527        $1,195
Residential mortgage-backed
  securities.....................      9,116           174          3,730           63          12,846           237
Foreign corporate securities.....      6,594           286          3,119          168           9,713           454
U.S. Treasury/agency securities..        124             1            279           --             403             1
Commercial mortgage-backed
  securities.....................      1,613            54          2,200           46           3,813           100
Asset-backed securities..........      4,584           242            740           67           5,324           309
Foreign government securities....        357            13            136            5             493            18
State and political subdivision
  securities.....................        128             6             66            3             194             9
Other fixed maturity securities..         74            29             --           --              74            29
                                     -------        ------        -------         ----         -------        ------
  Total fixed maturity
     securities..................    $39,496        $1,639        $15,891         $713         $55,387        $2,352
                                     =======        ======        =======         ====         =======        ======
Equity securities................    $ 1,778        $  264        $   281         $ 39         $ 2,059        $  303
                                     =======        ======        =======         ====         =======        ======
Total number of securities in an
  unrealized loss position.......      2,767                        2,468
                                     =======                      =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                               COST OR                GROSS               NUMBER OF
                                            AMORTIZED COST       UNREALIZED LOSS         SECURITIES
                                         -------------------   -------------------   ------------------
                                         LESS THAN    20% OR   LESS THAN    20% OR   LESS THAN   20% OR
                                            20%        MORE       20%        MORE       20%       MORE
                                         ---------   -------   ---------   -------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months..................    $22,435    $31,160     $1,677    $11,043     1,894      1,902
Six months or greater but less than
  nine months.........................      9,681      1,325        941        676       656         97
Nine months or greater but less than
  twelve months.......................     10,482      2,119      1,185      1,165       507        122
Twelve months or greater..............     14,076        355      1,598        230       915         37
                                          -------    -------     ------    -------
  Total...............................    $56,674    $34,959     $5,401    $13,114
                                          =======    =======     ======    =======
EQUITY SECURITIES:
Less than six months..................    $   329    $   757     $   49    $   336       229        410
Six months or greater but less than
  nine months.........................         15        301          2        146         5         22
Nine months or greater but less than
  twelve months.......................          2        340         --        125         1         14
Twelve months or greater..............        118         --          5         --        11         --
                                          -------    -------     ------    -------
  Total...............................    $   464    $ 1,398     $   56    $   607
                                          =======    =======     ======    =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                                COST OR               GROSS              NUMBER OF
                                            AMORTIZED COST       UNREALIZED LOSS        SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...................    $26,208     $819      $  760     $232      1,865        80
Six months or greater but less than
  nine months..........................      8,522        6         397        1        573         3
Nine months or greater but less than
  twelve months........................      5,925       --         344       --        432        --
Twelve months or greater...............     16,249       10         614        4      1,236         6
                                           -------     ----      ------     ----
  Total................................    $56,904     $835      $2,115     $237
                                           =======     ====      ======     ====
EQUITY SECURITIES:
Less than six months...................    $ 1,121     $296      $   96     $ 97        963       394
Six months or greater but less than
  nine months..........................        324       --          37       --        144        --
Nine months or greater but less than
  twelve months........................        353       --          44       --         58         1
Twelve months or greater...............        268       --          29       --         74        --
                                           -------     ----      ------     ----
  Total................................    $ 2,066     $296      $  206     $ 97
                                           =======     ====      ======     ====



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $5.4 billion and $2.1 billion, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 10% and 4%, respectively, of the cost or amortized cost of such securities. At December 31, 2008 and 2007, $56 million and $206 million, respectively, of unrealized losses related to equity securities with an unrealized loss position of less than 20% of cost, which represented 12% and 10%, respectively, of the cost of such securities.

     At December 31, 2008, $13.1 billion and $607 million of unrealized losses related to fixed maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 38% and 43% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $13.1 billion and $607 million, $11.0 billion and $336 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months. At December 31, 2007, $237 million and $97 million of unrealized losses related to fixed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 28% and 33% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $237 million and $97 million, $232 million and $97 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months.

     The Company held 440 fixed maturity securities and 28 equity securities, each with a gross unrealized loss at December 31, 2008 of greater than $10 million. These 440 fixed maturity securities represented 46% or $8.6 billion in the aggregate, of the gross unrealized loss on fixed maturity securities. These 28 equity securities represented 73% or $484 million in the aggregate, of the gross unrealized loss on equity securities. The Company held 13 fixed maturity securities and three equity securities, each with a gross unrealized loss at December 31, 2007 of greater than $10 million. These 13 fixed maturity securities represented 8% or $180 million in the aggregate, of the gross unrealized loss on fixed maturity securities. These three equity securities represented 15% or $44 million in the aggregate, of the gross unrealized loss on equity securities. The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million increased $8.8 billion during the year ended December 31, 2008. These securities were included in the regular evaluation of whether such securities are other-than-temporarily impaired. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline being primarily attributable to a rise in market yields caused principally by an extensive widening of credit spreads which resulted from a lack of market liquidity and a short-term market dislocation versus a long-term deterioration in credit quality, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration of, and severity of, an unrealized loss position, such as unrealized losses of 20% or more for equity securities, which was $607 million and $97 million at December 31, 2008 and 2007, respectively, is given greater weight and consideration, than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     Equity securities with an unrealized loss of 20% or more for six months or greater was $271 million at December 31, 2008, of which $269 million of the unrealized losses, or 99%, are for investment grade non-redeemable preferred securities. Of the $269 million of unrealized losses for investment grade non-redeemable preferred securities, $264 million of the unrealized losses, or 98%, was comprised of unrealized losses on investment grade financial services industry non-redeemable preferred securities, of which 86% are rated A or higher.

     Equity securities with an unrealized loss of 20% or more for less than six months was $336 million at December 31, 2008 of which $278 million of the unrealized losses, or 83%, are for non-redeemable preferred securities, of which $274 million, of the unrealized losses, or 99% are for investment grade non-redeemable preferred securities. All of the $274 million of unrealized losses for investment grade non-redeemable preferred securities are for financial services industry non-redeemable preferred securities, of which 87% are rated A or higher.

     There were no equity securities with an unrealized loss of 20% or more for twelve months or greater.

     In connection with the equity securities impairment review process during 2008, the Company evaluated its holdings in non-redeemable preferred securities, particularly those of financial services industry companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred securities with a severe or an extended unrealized

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


loss. With respect to common stock holdings, the Company considered the duration and severity of the securities in an unrealized loss position of 20% or more; and the duration of securities in an unrealized loss position of 20% or less with in an extended unrealized loss position (i.e., 12 months or more).

     At December 31, 2008, there are $607 million of equity securities with an unrealized loss of 20% or more, of which $547 million of the unrealized losses, or 90%, were for non-redeemable preferred securities. Through December 31, 2008, $543 million of the unrealized losses of 20% or more, or 99%, of the non-redeemable preferred securities were investment grade securities, of which, $538 million of the unrealized losses of 20% or more, or 99%, are investment grade financial services industry non-redeemable preferred securities; and all non-redeemable preferred securities with unrealized losses of 20% or more, regardless of rating, have not deferred any dividend payments.

     Also, the Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming quarters.

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity and equity securities of $19.2 billion and $2.7 billion, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2008     2007
                                                               ----     ----
SECTOR:
  U.S. corporate securities..................................    33%      45%
  Foreign corporate securities...............................    21       17
  Residential mortgage-backed securities.....................    16        9
  Commercial mortgage-backed securities......................    13        4
  Asset-backed securities....................................    11       12
  Other......................................................     6       13
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===
INDUSTRY:
  Mortgage-backed............................................    29%      13%
  Finance....................................................    24       34
  Consumer...................................................    12        3
  Asset-backed...............................................    11       12
  Utility....................................................    10        9
  Communication..............................................     5        1
  Industrial.................................................     4       20
  Other......................................................     5        8
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities.........................  $(1,062)   $(284)    $(575)
Equity securities.................................      (90)     133        67
Mortgage and consumer loans.......................      (88)       4       (16)
Real estate and real estate joint ventures........      (18)      45        38
Other limited partnership interests...............     (131)      35         2
Freestanding derivatives..........................    3,257     (526)     (470)
Embedded derivatives..............................    1,744       15         5
Other.............................................     (140)     291       115
                                                    -------    -----     -----
  Net investment gains (losses)...................  $ 3,472    $(287)    $(834)
                                                    =======    =====     =====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in other in the table above. See also Note 8 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                              FIXED MATURITY SECURITIES      EQUITY SECURITIES                TOTAL
                             -------------------------- -------------------------- --------------------------
                               2008     2007     2006     2008     2007     2006     2008     2007     2006
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
                                                               (IN MILLIONS)
Proceeds....................  $42,785  $52,377  $55,090  $1,888    $760     $565    $44,673  $53,137  $55,655
                             ======== ======== ======== ======== ======== ======== ======== ======== ========
Gross investment gains......      631      343      250     412     176      107      1,043      519      357
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
Gross investment losses.....     (911)    (589)    (812)   (218)    (27)     (18)    (1,129)    (616)    (830)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
Writedowns..................
     Credit-related.........     (668)     (38)     (13)    (38)     --       --       (706)     (38)     (13)
     Other than credit-
       related (1)..........     (114)      --       --    (246)    (16)     (22)      (360)     (16)     (22)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
     Total writedowns.......     (782)     (38)     (13)   (284)    (16)     (22)    (1,066)     (54)     (35)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
  Net investment gains
     (losses)...............  $(1,062) $  (284) $  (575) $  (90)   $133     $ 67    $(1,152) $  (151) $  (508)
                             ======== ======== ======== ======== ======== ======== ======== ======== ========



--------

   (1) Other-than credit-related writedowns include items such as equity securities where the primary reason for the writedown was the severity and/or the duration of an unrealized loss position and fixed maturity securities where an interest-rate related writedown was taken.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $1,066 million, $54 million and $35 million for the years ended December 31, 2008, 2007 and 2006, respectively. The substantial increase in 2008 over 2007 was driven by writedowns totaling

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$579 million of financial services industry securities holdings, comprised of $361 million of fixed maturity securities and $218 million of equity securities.

     Overall, of the $782 million of fixed maturity security writedowns in 2008, $361 million were on financial services industry services holdings; $180 million were on communication and consumer industries holdings; $61 million on asset-backed (substantially all are backed by or exposed to sub-prime mortgage loans); and $180 million in fixed maturity security holdings that the Company either lacked the intent to hold, or due to extensive credit spread widening, the Company was uncertain of its intent to hold these fixed maturity securities for a period of time sufficient to allow for recovery of the market value decline.

     Included within the $284 million of writedowns on equity securities in 2008 are $218 million related to the financial services industry holdings, (of which, $38 million related to the financial services industry non-redeemable preferred securities) and $66 million across several industries including consumer, communications, industrial and utility.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Fixed maturity securities........................  $ 8,830   $ 9,671   $ 9,115
Equity securities................................      174       169        42
Trading securities...............................      (21)        6        32
Mortgage and consumer loans......................    2,387     2,376     2,272
Policy loans.....................................      475       460       441
Real estate and real estate joint ventures.......      508       813       741
Other limited partnership interests..............      (92)    1,141       705
Cash, cash equivalents and short-term
  investments....................................      134       144       196
Joint venture investments........................       (1)       (6)       (8)
Other............................................      202       182       202
                                                   -------   -------   -------
  Total investment income........................   12,596    14,956    13,738
Less: Investment expenses........................    1,474     2,374     2,220
                                                   -------   -------   -------
  Net investment income..........................  $11,122   $12,582   $11,518
                                                   =======   =======   =======



     Net investment income from other limited partnership interests, including hedge funds, represents distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method. Overall for 2008, the net amount recognized by the Company was a loss of $92 million resulting principally from losses on equity method investments. Such earnings and losses recognized for other limited partnership interests are impacted by volatility in the equity and credit markets. Net investment income from trading securities includes interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on trading securities and the short sale agreements liabilities. In 2008, unrealized losses recognized on trading securities, due to the volatility in the equity and credit markets, were in excess of interest and dividends earned.

     For the years ended December 31, 2008, 2007 and 2006, affiliated net investment income included in the table above, was $29 million, $21 million and $20 million, respectively, related to fixed maturity securities; and less than $1 million, $12 million and less than $1 million, respectively, related to equity securities. For the years ended

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2008 and 2007, there was no affiliated investment income related to mortgage loans. For the year ended December 31, 2006, affiliated investment income related to mortgage loans was $112 million, which included the prepayment fees discussed below. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

     For the years ended December 31, 2008, 2007 and 2006, affiliated administrative service charges were $67 million, $66 million and $52 million, respectively, which reduced investment expense in the table above.

     In the fourth quarter of 2006, MTL sold its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. Upon the closing of the transaction, MTL repaid the mortgage of $770 million, including accrued interest, held by the Company on these properties and paid a prepayment fee of $68 million which was recognized as affiliated investment income related to mortgage loans included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments are loaned to third parties, primarily major brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities with a cost or amortized cost of $13.4 billion and $26.9 billion and an estimated fair value of $14.7 billion and $27.9 billion were on loan under the program at December 31, 2008 and 2007, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $15.1 billion and $28.7 billion at December 31, 2008 and 2007, respectively. Of this $15.1 billion of cash collateral at December 31, 2008, $3.5 billion was on open terms, meaning that the related loaned security could be returned to the Company on the next business day requiring return of cash collateral, and $9.4 billion and $2.2 billion, respectively, were due within 30 days and 60 days. Of the $3.4 billion of estimated fair value of the securities related to the cash collateral on open at December 31, 2008, $3.0 billion were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan are primarily U.S. Treasury and agency securities, and very liquid residential mortgage-backed securities. The estimated fair value of the reinvestment portfolio acquired with the cash collateral was $13.1 billion at December 31, 2008, and consisted principally of fixed maturity securities (including residential mortgage-backed, asset-backed, U.S. corporate and foreign corporate securities).

     Security collateral of $95 million on deposit from counterparties in connection with the securities lending transactions at December 31, 2008 may not be sold or repledged and is not reflected in the consolidated financial statements. There was no security collateral on deposit from counterparties in connection with the securities lending transactions at December 31, 2007.

  ASSETS ON DEPOSIT, HELD IN TRUST AND PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $1.2 billion and $1.7 billion at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity and equity securities. The Company also held in trust cash and securities, primarily fixed maturity and equity securities with an estimated fair value of $45 million and $74 million at December 31, 2008 and 2007, respectively, to satisfy collateral requirements.

     The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY") of $17.8 billion and $4.8 billion at December 31, 2008 and 2007, respectively. The Company has also pledged certain agricultural real estate mortgage loans in connection with funding agreements with the Federal Agricultural Mortgage Corporation with a carrying value of $2.9 billion at

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


both December 31, 2008 and 2007. The nature of these Federal Home Loan Bank and Federal Agricultural Mortgage Corporation arrangements are described in Note 7.

     Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4. Certain of the Company's trading securities are pledged to secure liabilities associated with short sale agreements in the trading securities portfolio as described in the following section.

  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income.

     At December 31, 2008 and 2007, trading securities at estimated fair value were $277 million and $457 million, respectively, and liabilities associated with the short sale agreements in the trading securities portfolio, which were included in other liabilities, were $57 million and $107 million, respectively. The Company had pledged $346 million and $407 million of its assets, at estimated fair value, primarily consisting of trading securities, as collateral to secure the liabilities associated with the short sale agreements in the trading securities portfolio at December 31, 2008 and 2007, respectively.

     Interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities and the related short sale agreement liabilities included within net investment income totaled ($21) million, $6 million and $32 million for the years ended December 31, 2008, 2007 and 2006, respectively. Included within unrealized gains (losses) on such trading securities and short sale agreement liabilities are changes in estimated fair value of ($17) million, ($4) million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:

                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2008                2007
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN MILLIONS)
Commercial mortgage loans...................  $31,492     74.3%   $30,313     77.0%
Agricultural mortgage loans.................   10,826     25.7      8,985     22.8
Consumer loans..............................       12       --         63      0.2
                                              -------    -----    -------    -----
  Total.....................................   42,330    100.0%    39,361    100.0%
                                                         =====               =====
Less: Valuation allowances..................      244                 181
                                              -------             -------
  Total mortgage and consumer loans held-
     for-investment.........................   42,086              39,180
Mortgage loans held-for-sale................       19                  --
                                              -------             -------
  Mortgage and consumer loans, net..........  $42,105             $39,180
                                              =======             =======



     At December 31, 2008, mortgage loans held-for-sale include $19 million of commercial and agricultural mortgage loans held-for-sale which are carried at the lower of amortized cost or estimated fair value. At December 31, 2007, there were no mortgage loans held-for-sale.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company diversifies its mortgage loans by both geographic region and property type to reduce risk of concentration. Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2008, 20%, 7% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. As shown in the table above, commercial mortgage loans at December 31, 2008 and 2007 were $31,492 million and $30,313 million, respectively, or 74% and 77%, respectively, of total mortgage and consumer loans prior to valuation allowances. Net of valuation allowances commercial mortgage loans were $31,308 million and $30,158 million, respectively, at December 31, 2008 and 2007 and their diversity across geographic regions and property types is shown below at:

                                                 DECEMBER 31,       DECEMBER 31,
                                                     2008               2007
                                               ----------------   ----------------
                                               CARRYING    % OF   CARRYING    % OF
                                                 VALUE    TOTAL     VALUE    TOTAL
                                               --------   -----   --------   -----
                                                          (IN MILLIONS)
REGION
Pacific......................................   $ 7,586    24.3%   $ 7,334    24.3%
South Atlantic...............................     6,984    22.3      6,586    21.8
Middle Atlantic..............................     5,173    16.5      4,336    14.4
International................................     3,247    10.4      3,495    11.6
West South Central...........................     2,739     8.7      2,578     8.5
East North Central...........................     2,381     7.6      2,640     8.8
New England..................................     1,095     3.5      1,022     3.4
Mountain.....................................       920     2.9        873     2.9
West North Central...........................       664     2.1        893     3.0
East South Central...........................       313     1.0        315     1.0
Other........................................       206     0.7         86     0.3
                                                -------   -----    -------   -----
  Total......................................   $31,308   100.0%   $30,158   100.0%
                                                =======   =====    =======   =====
PROPERTY TYPE
Office.......................................   $13,532    43.2%   $13,612    45.1%
Retail.......................................     7,011    22.4      6,537    21.7
Apartments...................................     3,305    10.6      3,476    11.5
Hotel........................................     2,530     8.1      2,614     8.7
Industrial...................................     2,644     8.4      2,354     7.8
Other........................................     2,286     7.3      1,565     5.2
                                                -------   -----    -------   -----
  Total......................................   $31,308   100.0%   $30,158   100.0%
                                                =======   =====    =======   =====



     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $372 million and $373 million at December 31, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding loan valuation allowances for mortgage and consumer loans held-for-investment is as follows:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2008   2007   2006
                                                        -----   ----   ----
                                                           (IN MILLIONS)
Balance at January 1,.................................  $ 181   $160   $149
Additions.............................................    174     70     28
Deductions............................................   (111)   (49)   (17)
                                                        -----   ----   ----
Balance at December 31,...............................  $ 244   $181   $160
                                                        =====   ====   ====



     A portion of the Company's mortgage and consumer loans held-for-investment was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                             -------------
                                                             2008     2007
                                                             ----     ----
                                                             (IN MILLIONS)
Impaired loans with valuation allowances...................  $232     $552
Impaired loans without valuation allowances................    15        8
                                                             ----     ----
  Subtotal.................................................   247      560
Less: Valuation allowances on impaired loans...............    45       67
                                                             ----     ----
  Impaired loans...........................................  $202     $493
                                                             ====     ====



     The average investment in impaired loans was $315 million, $399 million and $145 million for the years ended December 31, 2008, 2007 and 2006, respectively. Interest income on impaired loans was $10 million, $35 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The investment in restructured loans was $1 million and $2 million at December 31, 2008 and 2007, respectively. Interest income recognized on restructured loans was $1 million or less for each of the years ended December 31, 2008, 2007 and 2006. Gross interest income that would have been recorded in accordance with the original terms of such loans also amounted to $1 million or less for each of the years ended December 31, 2008, 2007 and 2006.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of $2 million and $1 million at December 31, 2008 and 2007, respectively. Mortgage and consumer loans on which interest is no longer accrued had an amortized cost of $10 million and $18 million at December 31, 2008 and 2007, respectively. Mortgage and consumer loans in foreclosure had an amortized cost of $23 million and $6 million at December 31, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Real estate..............................................  $ 4,650   $ 4,384
Accumulated depreciation.................................   (1,354)   (1,195)
                                                           -------   -------
Net real estate..........................................    3,296     3,189
Real estate joint ventures...............................    2,959     2,295
                                                           -------   -------
  Real estate and real estate joint ventures.............    6,255     5,484
Real estate held-for sale................................        1        39
                                                           -------   -------
  Total real estate holdings.............................  $ 6,256   $ 5,523
                                                           =======   =======



     Related depreciation expense on real estate was $120 million, $112 million and $107 million for the years ended December 31, 2008, 2007 and 2006, respectively. These amounts include less than $1 million, $2 million and $4 million of depreciation expense related to discontinued operations for the years ended December 31, 2008, 2007 and 2006, respectively.

     There were no impairments recognized on real estate held-for-sale for the year ended December 31, 2008 and 2007. Impairment losses recognized on real estate held-for-sale were $8 million for the year ended December 31, 2006. The carrying value of non-income producing real estate was $27 million and $8 million at December 31, 2008 and 2007, respectively. The Company did not own real estate acquired in satisfaction of debt at December 31, 2008 and 2007.

     The Company diversifies its real estate holdings by both geographic region and property type to reduce risk of concentration. The Company's real estate holdings are primarily located in the United States, and at December 31, 2008, 20%, 14%, 11% and 10% were located in California, Florida, New York and Texas, respectively. Property type diversification is shown in the table below.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................  $2,602      42%    $2,627      48%
Apartments....................................   1,495      24      1,058      19
Real estate investment funds..................     936      15        835      15
Industrial....................................     483       8        443       8
Retail........................................     453       7        423       8
Hotel.........................................     170       3         59       1
Land..........................................      62       1         47       1
Agriculture...................................       9      --          9      --
Other.........................................      46      --         22      --
                                                ------     ---     ------     ---
  Total real estate holdings..................  $6,256     100%    $5,523     100%
                                                ======     ===     ======     ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.7 billion and $4.9 billion at December 31, 2008 and 2007, respectively. Included within other limited partnership interests at December 31, 2008 and 2007 are $943 million and $1,189 million, respectively, of hedge funds.

     For the years ended December 31, 2008, 2007 and 2006, net investment income
(loss) from other limited partnership interests was ($92) million, $1,141 million and $705 million and included ($218) million, $71 million and $67 million, respectively of hedge funds. Net investment income (loss) from other limited partnership interests, including hedge funds, decreased by $1,233 million for the year ended 2008, due to volatility in the equity and credit markets.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets at:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
Freestanding derivatives with positive fair
  values......................................   $6,646     67.0%   $1,875     42.9%
Leveraged leases, net of non-recourse debt....    1,704     17.2     1,637     37.4
Loans to affiliates...........................      795      8.0       612     14.0
Tax credit partnerships.......................      476      4.8        --       --
Funds withheld................................       44      0.5        57      1.3
Joint venture investment......................       31      0.3         6      0.1
Other.........................................      220      2.2       188      4.3
                                                 ------    -----    ------    -----
Total.........................................   $9,916    100.0%   $4,375    100.0%
                                                 ======    =====    ======    =====



     See Note 4 regarding freestanding derivatives with positive estimated fair values. Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. The estimated fair values are determined by discounting expected future cash flows using capital market interest rates currently available for instruments with similar terms issued to companies of comparable credit quality of the respective affiliates. The joint venture investment is accounted for on the equity method and represents the Company's investment in an insurance underwriting joint venture in China. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Leveraged Leases

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            2008      2007
                                                           ------   -------
                                                             (IN MILLIONS)
Rental receivables, net..................................  $1,478   $ 1,483
Estimated residual values................................   1,217     1,185
                                                           ------   -------
  Subtotal...............................................   2,695     2,668
Unearned income..........................................    (991)   (1,031)
                                                           ------   -------
  Investment in leveraged leases.........................  $1,704   $ 1,637
                                                           ======   =======



     The Company's deferred income tax liability related to leveraged leases was $962 million and $798 million at December 31, 2008 and 2007, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

     The components of net income from investment in leveraged leases are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Income from investment in leveraged leases (included
  in net investment income)...........................  $ 95      $ 48      $ 55
Less: Income tax expense on leveraged leases..........   (33)      (17)      (18)
                                                        ----      ----      ----
Net income from investment in leveraged leases........  $ 62      $ 31      $ 37
                                                        ====      ====      ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2008. Generally, creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company.


                                                    DECEMBER 31, 2008
                                                  ---------------------
                                                                TOTAL
                                                    TOTAL      LIABILI-
                                                    ASSETS       TIES
                                                  ---------   ---------
                                                      (IN MILLIONS)
Real estate joint ventures (1)..................   $     26    $     15
Other limited partnership interests (2).........         20           3
Other invested assets (3).......................         10           3
                                                  ---------   ---------
Total...........................................        $56         $21
                                                  =========   =========



--------

   (1) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments. Upon consolidation, the assets and liabilities are reflected at the VIE's carrying amounts. The assets consist of $20 million of real estate and real estate joint ventures held-for-investment, $5 million of cash and cash equivalents and $1 million of other assets. The liabilities of $15 million are included within other liabilities.

   (2) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities. Upon consolidation, the assets and liabilities are reflected at the VIE's

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       carrying amounts. The assets of $20 million are included within other limited partnership interests while the liabilities of $3 million are included within other liabilities.

   (3) Other invested assets include tax-credit partnerships and other investments established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits. Upon consolidation, the assets and liabilities are reflected at the VIE's carrying amounts. The assets of $10 million are included within other invested assets. The liabilities consist of $2 million of long-term debt and $1 million of other liabilities.

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                             DECEMBER 31, 2008
                                                         ------------------------
                                                                        MAXIMUM
                                                          CARRYING      EXPOSURE
                                                         AMOUNT (1)   TO LOSS (2)
                                                         ----------   -----------
                                                               (IN MILLIONS)
Fixed maturity securities available-for-sale:(3)
  Foreign corporate securities.........................    $  362        $  362
  U.S. Treasury/agency securities......................       251           251
Other limited partnership interests....................     2,538         2,965
Other invested assets..................................       310           108
                                                           ------        ------
Total..................................................    $3,461        $3,686
                                                           ======        ======



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties.

   (3) These assets are reflected at fair value within fixed maturity securities available-for-sale.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2008, 2007 and 2006.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $229 million and $162 million, respectively, of total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $4 million, $12 million and $10 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") was formed as a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by Metropolitan Life Insurance Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool. The affiliated companies' ownership interests in the pooled money market securities

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


held by the MIIP was $29 million and $101 million at December 31, 2008 and 2007, respectively. Net investment income allocated to affiliates from the MIIP was $3 million, $7 million, and $8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates.........................................  $230      $142      $ 97
Amortized cost of assets transferred to affiliates...  $220      $145      $ 99
Net investment gains (losses) recognized on
  transfers..........................................  $ 10      $ (3)     $ (2)
Estimated fair value of assets transferred from
  affiliates.........................................  $ 57      $778      $307


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, excluding embedded derivatives, held at:

                                     DECEMBER 31, 2008                 DECEMBER 31, 2007
                              -------------------------------   -------------------------------
                                            CURRENT MARKET                    CURRENT MARKET
                                             OR FAIR VALUE                     OR FAIR VALUE
                              NOTIONAL   --------------------   NOTIONAL   --------------------
                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                              --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Interest rate swaps.........  $ 20,043   $3,188      $1,090     $ 48,445   $  415      $  614
Interest rate floors........    32,855    1,082          --       32,855      420          --
Interest rate caps..........    21,130       10          --       34,784       44          --
Financial futures...........     3,630        2          58        6,131       35          34
Foreign currency swaps......    14,180    1,245       1,066       16,022      639       1,603
Foreign currency forwards...     1,467       47          21        1,799       41          11
Options.....................     2,365      939          35        1,423      123          --
Financial forwards..........     2,087       --          90        4,769       63           1
Credit default swaps........     4,466      133          60        5,529       52          29
Synthetic GICs..............     4,260       --          --        3,670       --          --
Other.......................       250       --         101          250       43          --
                              --------   ------      ------     --------   ------      ------
  Total.....................  $106,733   $6,646      $2,521     $155,677   $1,875      $2,292
                              ========   ======      ======     ========   ======      ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                        REMAINING LIFE
                               ----------------------------------------------------------------
                                                                 AFTER
                                             AFTER ONE YEAR   FIVE YEARS
                               ONE YEAR OR       THROUGH        THROUGH      AFTER
                                   LESS        FIVE YEARS      TEN YEARS   TEN YEARS     TOTAL
                               -----------   --------------   ----------   ---------   --------
                                                         (IN MILLIONS)
Interest rate swaps..........    $   774         $ 8,444        $ 6,950      $3,875    $ 20,043
Interest rate floors.........     12,743             325         19,787          --      32,855
Interest rate caps...........        580          20,550             --          --      21,130
Financial futures............      3,630              --             --          --       3,630
Foreign currency swaps.......      2,130           5,438          5,204       1,408      14,180
Foreign currency forwards....      1,467              --             --          --       1,467
Options......................         --             324          1,967          74       2,365
Financial forwards...........         --              --             --       2,087       2,087
Credit default swaps.........        143           2,791          1,532          --       4,466
Synthetic GICs...............      4,260              --             --          --       4,260
Other........................         --              --            250          --         250
                                 -------         -------        -------      ------    --------
  Total......................    $25,727         $37,872        $35,690      $7,444    $106,733
                                 =======         =======        =======      ======    ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company commenced the use of inflation swaps during the second quarter of 2008. Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities, as well as to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or to synthetically create investments and are included in the other classification in the preceding table.

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                     DECEMBER 31, 2008                 DECEMBER 31, 2007
                              -------------------------------   -------------------------------
                                              FAIR VALUE                        FAIR VALUE
                              NOTIONAL   --------------------   NOTIONAL   --------------------
                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                              --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Fair value..................  $  9,357   $1,737      $  539     $  9,301   $  630      $   94
Cash flow...................     2,541      365         137        3,084       23         311
Foreign operations..........       164        1           1          488       --         111
Non-qualifying..............    94,671    4,543       1,844      142,804    1,222       1,776
                              --------   ------      ------     --------   ------      ------
  Total.....................  $106,733   $6,646      $2,521     $155,677   $1,875      $2,292
                              ========   ======      ======     ========   ======      ======



     The following table presents the settlement payments recorded in income for the:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Qualifying hedges:
  Net investment income...............................  $ 21      $ 24      $ 48
  Interest credited to policyholder account balances..    99       (28)      (26)
Non-qualifying hedges:
  Net investment income...............................    (1)       (5)       --
  Net investment gains (losses).......................   (38)      196       225
                                                        ----      ----      ----
     Total............................................  $ 81      $187      $247
                                                        ====      ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Changes in the fair value of derivatives............  $ 336     $ 319     $ 278
Changes in the fair value of the items hedged.......   (337)     (308)     (278)
                                                      -----     -----     -----
Net ineffectiveness of fair value hedging
  activities........................................  $  (1)    $  11     $  --
                                                      =====     =====     =====



     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the years ended December 31, 2008, 2007, and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment losses for the years ended December 31, 2008, 2007 and 2006 related to such discontinued cash flow hedges were $12 million, $3 million and $3 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007, and 2006.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Other comprehensive income (loss) balance at January
  1,................................................  $(262)    $(238)    $(207)
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of cash
  flow hedges.......................................    483      (185)      (30)
Amounts reclassified to net investment gains
  (losses)..........................................    (93)      150       (15)
Amounts reclassified to net investment income.......      9        12        15
Amortization of transition adjustment...............     --        (1)       (1)
                                                      -----     -----     -----
Other comprehensive income (loss) balance at
  December 31,......................................  $ 137     $(262)    $(238)
                                                      =====     =====     =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2008, $36 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2009.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps, options and non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2008, 2007 and 2006.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2008, 2007 and 2006 include gains (losses) of $157 million, ($144) million and ($7) million, respectively, related to foreign currency contracts and non-derivative financial instruments used to hedge its net investments in foreign operations. At December 31, 2008 and 2007, the cumulative foreign currency translation loss recorded in accumulated other comprehensive income (loss) related to these hedges was $78 million and $235 million, respectively. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income
(loss) are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (vi) financial forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) synthetic guaranteed interest contracts; (viii) credit default swaps and total rate of return swaps to synthetically create investments; (ix) basis swaps to better match the cash flows of assets and related liabilities; (x) credit default swaps held in relation to trading portfolios; (xi) swaptions to hedge interest rate risk; and (xii) inflation swaps to reduce risk generated from inflation-indexed liabilities.

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2008       2007      2006
                                                     ------     -----     -----
                                                            (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives......................................  $3,470     $(738)    $(702)
Net investment income (loss) (1)...................      54        20        --
                                                     ------     -----     -----
  Total............................................  $3,524     $(718)    $(702)
                                                     ======     =====     =====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures that do not qualify for hedge accounting and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; affiliated ceded reinsurance contracts related to guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; funds withheld on ceded reinsurance; and guaranteed interest contracts with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefit riders................  $   797     $ 34
  Call options in equity securities......................      (72)     (15)
                                                           -------   -------
     Net embedded derivatives within asset host
       contracts.........................................  $   725     $ 19
                                                           =======   =======
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefit riders...............  $   298     $  9
  Funds withheld on ceded reinsurance....................   (1,203)      --
  Other..................................................      (83)      52
                                                           -------   -------
     Net embedded derivatives within liability host
       contracts.........................................  $  (988)    $ 61
                                                           =======   =======



     The following table presents changes in the estimated fair value related to embedded derivatives:

                                                      YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                    2008        2007        2006
                                                  -------     -------     -------
                                                           (IN MILLIONS)
Net investment gains (losses) (1)...............  $ 1,744       $ 15        $ 5


--------

   (1) Effective January 1, 2008, upon adoption of SFAS 157, the valuation of the Company's guaranteed minimum benefit riders includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the year ended December 31, 2008 are gains of $442 million in connection with this adjustment.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 19 for a description of the impact of credit risk on the valuation of derivative instruments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2008 and 2007, the Company was obligated to return cash collateral under its control of $3,564 million and $233 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2008 and 2007, the Company had also accepted collateral consisting of various securities with a fair market value of $824 million and $98 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2008, none of the collateral had been sold or repledged.

     At December 31, 2008 and 2007, the Company provided securities collateral for various arrangements in connection with derivative instruments of $220 million and $162 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. In addition, the Company has exchange-traded futures, which require the pledging of collateral. At December 31, 2008 and 2007, the Company pledged securities collateral for exchange-traded futures of $0 and $33 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2008 and 2007, the Company provided cash collateral for exchange-traded futures of $77 million and $0, respectively, which is included in premiums and other receivables.

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event, as defined by the contract, occurs generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1,558 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table below. As a result, the maximum amount of potential future recoveries available to offset the $1,558 million from the table below was $8 million at December 31, 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2008:

                                                         DECEMBER 31, 2008
                                         -------------------------------------------------
                                                          MAXIMUM AMOUNT OF     WEIGHTED
                                          FAIR VALUE OF    FUTURE PAYMENTS       AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED  CREDIT DEFAULT      UNDER CREDIT       YEARS TO
CREDIT OBLIGATIONS (1)                        SWAPS       DEFAULT SWAPS (2)   MATURITY (3)
---------------------------------------  --------------   -----------------   ------------
                                                           (IN MILLIONS)
Aaa/Aa/A
  Single name credit default swaps
     (corporate).......................       $  1              $  116             5.0
  Credit default swaps referencing
     indices...........................        (30)              1,112             4.1
                                              ----              ------
     Subtotal..........................        (29)              1,228             4.2
                                              ----              ------
Baa
  Single name credit default swaps
     (corporate).......................          1                 100             2.3
  Credit default swaps referencing
     indices...........................         (5)                215             4.1
                                              ----              ------
     Subtotal..........................         (4)                315             3.5
                                              ----              ------
Ba
  Single name credit default swaps
     (corporate).......................         --                   5             5.0
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                   5             5.0
                                              ----              ------
B
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         (2)                 10             5.0
                                              ----              ------
     Subtotal..........................         (2)                 10             5.0
                                              ----              ------
Caa and lower
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                  --              --
                                              ----              ------
In or near default
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                  --              --
                                              ----              ------
                                              $(35)             $1,558             4.1
                                              ====              ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then the MLIC rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                      DAC      VOBA     TOTAL
                                                    -------   ------   -------
                                                           (IN MILLIONS)
Balance at January 1, 2006........................  $ 8,403    $ 220   $ 8,623
  Capitalizations.................................      936       --       936
                                                    -------   ------   -------
     Subtotal.....................................    9,339      220     9,559
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................     (138)      (2)     (140)
     Other expenses...............................      757      (34)      723
                                                    -------   ------   -------
       Total amortization.........................      619      (36)      583
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......      105      (14)       91
  Less: Other.....................................       17      (23)       (6)
                                                    -------   ------   -------
Balance at December 31, 2006......................    8,598      293     8,891
  Effect of SOP 05-1 adoption.....................     (195)    (123)     (318)
  Capitalizations.................................      886       --       886
                                                    -------   ------   -------
     Subtotal.....................................    9,289      170     9,459
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................     (114)      (1)     (115)
     Other expenses...............................      735       23       758
                                                    -------   ------   -------
       Total amortization.........................      621       22       643
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......      110       71       181
  Less: Other.....................................        7       --         7
                                                    -------   ------   -------
Balance at December 31, 2007......................    8,551       77     8,628
  Capitalizations.................................      901       --       901
                                                    -------   ------   -------
       Subtotal...................................    9,452       77     9,529
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................      157       (4)      153
     Other expenses...............................      909       19       928
                                                    -------   ------   -------
       Total amortization.........................    1,066       15     1,081
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......   (2,274)    (146)   (2,420)
  Less: Other.....................................       (2)      (1)       (3)
                                                    -------   ------   -------
Balance at December 31, 2008......................  $10,662    $ 209   $10,871
                                                    =======   ======   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $19 million in 2009, $11 million in 2010, $11 million in 2011, $10 million in 2012, and $10 million in 2013.

     Amortization of VOBA and DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investment gains and losses provide information regarding the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

     Information regarding DAC and VOBA by segment and reporting unit is as follows:

                                        DAC                  VOBA                 TOTAL
                                 ----------------   ---------------------   ----------------
                                                         DECEMBER 31,
                                 -----------------------------------------------------------
                                   2008     2007       2008        2007       2008     2007
                                 -------   ------   ---------   ---------   -------   ------
                                                        (IN MILLIONS)
Institutional:
  Group life...................  $    68   $   74   $       8   $       8   $    76   $   82
  Retirement & savings.........       31       32          --          --        31       32
  Non-medical health & other...      898      793          --          --       898      793
                                 -------   ------   ---------   ---------   -------   ------
     Subtotal..................      997      899           8           8     1,005      907
                                 -------   ------   ---------   ---------   -------   ------
Individual:
  Traditional life.............    5,380    3,789         102         (11)    5,482    3,778
  Variable & universal life....    2,095    2,131          65          49     2,160    2,180
  Annuities....................    2,188    1,730          31          27     2,219    1,757
                                 -------   ------   ---------   ---------   -------   ------
     Subtotal..................    9,663    7,650         198          65     9,861    7,715
                                 -------   ------   ---------   ---------   -------   ------
Corporate & Other..............        2        2           3           4         5        6
                                 -------   ------   ---------   ---------   -------   ------
Total..........................  $10,662   $8,551        $209        $ 77   $10,871   $8,628
                                 =======   ======   =========   =========   =======   ======



6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                              DECEMBER 31,
                                                             --------------
                                                             2008      2007
                                                             ----      ----
                                                              (IN MILLIONS)
Balance at beginning of the period.........................  $108      $106
Acquisitions...............................................     3         2
                                                             ----      ----
Balance at the end of the period...........................  $111      $108
                                                             ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding goodwill by segment and reporting unit is as follows:

                                                                DECEMBER 31,
                                                              ---------------
                                                              2008       2007
                                                              ----       ----
                                                               (IN MILLIONS)
Institutional:
  Group life................................................  $  3       $  3
  Retirement & savings......................................     2          2
  Non-medical health & other................................    65         62
                                                              ----       ----
     Subtotal...............................................    70         67
                                                              ----       ----
Individual:
  Traditional life..........................................    24         24
  Variable & universal life.................................     3          3
  Annuities.................................................    10         10
                                                              ----       ----
     Subtotal...............................................    37         37
                                                              ----       ----
Corporate & Other...........................................     4          4
                                                              ----       ----
Total.......................................................  $111       $108
                                                              ====       ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2008 based upon data as of June 30, 2008. Such tests indicated that goodwill was not impaired as of September 30, 2008. Current economic conditions, the sustained low level of equity markets and lower operating earnings projections, particularly for the Individual segment, required management of the Company to consider the impact of these events on the recoverability of its assets, in particular its goodwill. Management concluded it was appropriate to perform an interim goodwill impairment test at December 31, 2008. Based upon the tests performed management concluded no impairment of goodwill had occurred for any of the Company's reporting units at December 31, 2008.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                                             OTHER
                                  FUTURE POLICY        POLICYHOLDER       POLICYHOLDER
                                     BENEFITS        ACCOUNT BALANCES        FUNDS
                                -----------------   -----------------   ---------------
                                                      DECEMBER 31,
                                -------------------------------------------------------
                                  2008      2007      2008      2007     2008     2007
                                -------   -------   -------   -------   ------   ------
                                                     (IN MILLIONS)
Institutional
  Group life..................  $ 3,345   $ 3,326   $12,975   $13,207   $2,527   $2,359
  Retirement & savings........   28,485    26,119    49,276    38,749       59      213
  Non-medical health & other..   11,436    10,430       501       501      595      595
Individual
  Traditional life............   52,011    51,457        --        --    1,381    1,431
  Variable & universal life...      293       229     6,260     6,121      780      791
  Annuities...................    2,041     1,817    21,761    20,056       17       14
  Other.......................        1        --     2,482     2,368       --        1
Corporate & Other (1).........      571       374        53         1      124      131
                                -------   -------   -------   -------   ------   ------
  Total.......................  $98,183   $93,752   $93,308   $81,003   $5,483   $5,535
                                =======   =======   =======   =======   ======   ======



--------

   (1) Corporate & Other includes intersegment eliminations.

     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $395 million and $406 million at December 31, 2008 and 2007, respectively. Affiliated policyholder account balances, included in the table above, were $606 million and $613 million at December 31, 2008 and 2007, respectively. Affiliated other policyholder funds, included in the table above, were ($205) million and ($251) million at December 31, 2008 and 2007, respectively.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2008       2007       2006
                                                       ----       ----       ----
                                                              (IN MILLIONS)
Balance at January 1,................................  $431       $439       $ --
Acquisitions.........................................     9         --        441
Amortization.........................................   (13)        (8)        (2)
                                                       ----       ----       ----
Balance at December 31,..............................  $427       $431       $439
                                                       ====       ====       ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $15 million in 2009, $19 million in 2010, $22 million in 2011, $25 million in 2012 and $27 million in 2013. See Note 2 for a description of acquisitions and dispositions.

     The value of the identifiable intangibles included in the table above reflects the estimated fair value of the Citigroup/Travelers distribution agreement and customer relationships acquired at the original acquisition date and will be amortized in relation to the expected economic benefits of the agreement. The weighted average

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortization period of the intangible assets is 16 years. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2008       2007       2006
                                                       ----       ----       ----
                                                              (IN MILLIONS)
Balance at January 1,................................  $132       $121       $ 95
Capitalization.......................................    40         29         31
Amortization.........................................   (28)       (18)        (5)
                                                       ----       ----       ----
Balance at December 31,..............................  $144       $132       $121
                                                       ====       ====       ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $48.2 billion and $71.4 billion at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $24.1 billion and $18.3 billion at December 31, 2008 and 2007, respectively. The latter category consisted primarily of Met Managed GICs and participating close-out contracts. The average interest rate credited on these contracts was 4.40% and 4.73% at December 31, 2008 and 2007, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.3 billion and $1.2 billion for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2008      2007
                                                              ----      ----
                                                               (IN MILLIONS)
Fixed maturity securities...................................   $ 5       $ 6
Equity securities...........................................   $16       $35
Cash and cash equivalents...................................  $ --       $ 1


     For the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2008, 2007 and 2006, the Company issued

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$5.7 billion, $4.6 billion and $5.2 billion, respectively, and repaid $7.6 billion, $3.7 billion and $1.5 billion, respectively, of GICs under this program. At December 31, 2008 and 2007, GICs outstanding, which are included in policyholder account balances, were $17.3 billion and $19.1 billion, respectively. During the years ended December 31, 2008, 2007 and 2006, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $840 million, $917 million and $672 million, respectively.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     Metropolitan Life Insurance Company is a member of the FHLB of NY and holds $830 million and $339 million of common stock of the FHLB of NY at December 31, 2008 and 2007, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY whereby MLIC has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including residential mortgage-backed securities to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $15.2 billion and $4.6 billion at December 31, 2008 and 2007, respectively, which is included in policyholder account balances. The advances on these agreements are collateralized by mortgage-backed securities with estimated fair values of $17.8 billion and $4.8 billion at December 31, 2008 and 2007, respectively.

     Metropolitan Life Insurance Company has issued funding agreements to certain trusts that have issued securities guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such trusts was $2.5 billion at both December 31, 2008 and 2007, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with estimated fair values of $2.9 billion at both December 31, 2008 and 2007.

     Approximately $3.0 billion of the obligations outstanding at MLIC at December 31, 2008 are subject to a temporary contingent increase in MLIC's borrowing capacity which is scheduled to expire at December 31, 2009. The Company does not expect to have any difficulties in meeting the contingencies associated with the increased capacity.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Balance at January 1,.............................  $ 5,174   $ 4,500   $ 4,191
  Less: Reinsurance recoverables..................     (265)     (268)     (295)
                                                    -------   -------   -------
Net balance at January 1,.........................    4,909     4,232     3,896
                                                    -------   -------   -------
Incurred related to:
  Current year....................................    4,063     3,743     2,997
  Prior years.....................................      (86)     (104)      (28)
                                                    -------   -------   -------
                                                      3,977     3,639     2,969
                                                    -------   -------   -------
Paid related to:
  Current year....................................   (2,481)   (2,077)   (1,814)
  Prior years.....................................   (1,002)     (885)     (819)
                                                    -------   -------   -------
                                                     (3,483)   (2,962)   (2,633)
                                                    -------   -------   -------
Net balance at December 31,.......................    5,403     4,909     4,232
  Add: Reinsurance recoverables...................      266       265       268
                                                    -------   -------   -------
Balance at December 31,...........................  $ 5,669   $ 5,174   $ 4,500
                                                    =======   =======   =======



     During 2008, 2007 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $86 million, $104 million and $28 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                 DECEMBER 31,
                                       ---------------------------------------------------------------
                                                    2008                             2007
                                       ------------------------------   ------------------------------
                                           IN THE             AT            IN THE             AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
  Separate account value.............     $   3,177             N/A        $   3,937             N/A
  Net amount at risk (2).............     $     706 (3)         N/A        $       7 (3)         N/A
  Average attained age of
     contractholders.................      60 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Separate account value.............     $  28,448       $   5,693        $  36,404       $   6,524
  Net amount at risk (2).............     $   6,081 (3)   $   2,399 (4)    $     399 (3)   $      86 (4)
  Average attained age of
     contractholders.................      62 years        58 years         62 years        57 years
TWO TIER ANNUITIES
  General account value..............           N/A       $     283              N/A       $     286
  Net amount at risk (2).............           N/A       $      50 (5)          N/A       $      51 (5)
  Average attained age of
     contractholders.................           N/A        60 years              N/A        60 years



                                                                DECEMBER 31,
                                             -------------------------------------------------
                                                       2008                      2007
                                             -----------------------   -----------------------
                                              SECONDARY     PAID-UP     SECONDARY     PAID-UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account).................................   $   4,908    $   1,349    $   6,550    $   1,403
Net amount at risk (2).....................   $ 102,690 (3)$  12,485 (3)$ 103,219 (3)$  13,482 (3)
Average attained age of policyholders......    49 years     55 years     47 years     54 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                UNIVERSAL AND VARIABLE
                                       ANNUITY CONTRACTS            LIFE CONTRACTS
                                  --------------------------   -----------------------
                                  GUARANTEED     GUARANTEED                    PAID
                                     DEATH     ANNUITIZATION    SECONDARY       UP
                                   BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                  ----------   -------------   ----------   ----------   -----
                                                          (IN MILLIONS)
Balance at January 1, 2006......      $ 8           $ 7            $ 8          $10       $ 33
Incurred guaranteed benefits....        1            --              1           (1)         1
Paid guaranteed benefits........       (3)           --             --           --         (3)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2006....        6             7              9            9         31
Incurred guaranteed benefits....        4             8              4            3         19
Paid guaranteed benefits........       (2)           --             --           --         (2)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2007....        8            15             13           12         48
Incurred guaranteed benefits....       27            48             14            1         90
Paid guaranteed benefits........       (6)           --             --           --         (6)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2008....      $29           $63            $27          $13       $132
                                      ===           ===            ===          ===       ====



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $66 million, $24 million and $21 million at December 31, 2008, 2007 and 2006, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $12,973   $23,494
  Balanced..............................................    5,342     5,312
  Bond..................................................    2,837     3,430
  Money Market..........................................      419       350
  Specialty.............................................      219       402
                                                          -------   -------
     Total..............................................  $21,790   $32,988
                                                          =======   =======



8.  REINSURANCE

     The Company's Individual segment life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its retention practices for certain individual life insurance policies. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its individual universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company's Individual segment also reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Individual segment also reinsures 100% of the living and death benefit riders issued associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit riders associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on rider fees collected from policyholders and receives reimbursements for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Institutional segment generally retains most of its risks and does not significantly utilize reinsurance. The Company may, on certain client arrangements, cede particular risks to reinsurers.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN MILLIONS)
PREMIUMS:
  Direct premiums................................  $19,246   $17,411   $16,958
  Reinsurance assumed............................    1,334       951       694
  Reinsurance ceded..............................   (2,136)   (1,927)   (1,716)
                                                   -------   -------   -------
     Net premiums................................  $18,444   $16,435   $15,936
                                                   =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type
     product policy fees.........................  $ 2,741   $ 2,589   $ 2,460
  Reinsurance assumed............................        7         2         1
  Reinsurance ceded..............................     (463)     (345)     (278)
                                                   -------   -------   -------
     Net universal life and investment-type
       product policy fees.......................  $ 2,285   $ 2,246   $ 2,183
                                                   =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims........  $21,863   $19,454   $18,795
  Reinsurance assumed............................    1,018       530       645
  Reinsurance ceded..............................   (2,182)   (1,709)   (1,793)
                                                   -------   -------   -------
     Net policyholder benefits and claims........  $20,699   $18,275   $17,647
                                                   =======   =======   =======



     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables......................  $ 2,817   $ 1,808
Deposit recoverables....................................    2,069     2,516
Claim recoverables......................................      201       197
All other recoverables..................................      290        27
                                                          -------   -------
  Total.................................................  $ 5,377   $ 4,548
                                                          =======   =======
AFFILIATED RECOVERABLES:
Closed block recoverables...............................  $15,862   $16,011
Future policy benefit recoverables......................    2,847     1,866
Claim recoverables......................................      156         6
All other recoverables..................................      478        51
                                                          -------   -------
  Total.................................................  $19,343   $17,934
                                                          =======   =======



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     Included in the unaffiliated reinsurance recoverables are $1.2 billion at both December 31, 2008 and 2007, related to reinsurance of long-term GICs, structured settlement lump sum contracts and $0.6 billion and $1.1 billion at December 31, 2008 and 2007, respectively, related to the reinsurance of investment-type contracts held by small market defined benefit contribution plans.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2008, the Company has $1,811 million of unaffiliated reinsurance recoverable balances secured by funds held in trust as collateral, $353 million of unaffiliated reinsurance recoverable balances secured by funds withheld accounts and $284 million of unaffiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions. All of the affiliated reinsurance recoverable balances except for $1,198 million of reserves and $8 million of other receivables are secured by funds withheld accounts, funds held in trust as collateral or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $3,699 million, or 69%, of its total unaffiliated reinsurance recoverable balance of $5,377 million at December 31, 2008. Of these reinsurance recoverable balances, $1,736 million were secured by funds held in trust as collateral, $226 million were secured through irrevocable letters of credit issued by various financial institutions and $212 million of reinsurance recoverable balances were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $1,509 million and $323 million at December 31, 2008 and 2007, respectively. Reinsurance balances payable to affiliated reinsurers, included in liabilities, were $21.0 billion and $20.1 billion at December 31, 2008 and 2007, respectively.

     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company, Ltd., Texas Life Insurance Company ("TLIC"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont, and MTL, all of which are related parties. The table below includes amounts related to transactions between these related parties and RGA through September 12, 2008, the date of the Company's dividend of interests in RGA.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table reflects related party reinsurance information:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Assumed premiums.....................................  $ 28      $ 52      $ 42
Assumed fees, included in universal life and
  investment-type product policy fees................  $  7      $  2      $  1
Interest earned on assumed reinsurance, included in
  other revenues.....................................  $ (5)     $ (4)     $ (3)
Assumed benefits, included in policyholder benefits
  and claims.........................................  $ 99      $ 54      $ 86
Assumed benefits, included in interest credited on
  policyholder account balances......................  $ 22      $ 18      $ 11
Assumed acquisition costs, included in other
  expenses...........................................  $128      $144      $322
Ceded premiums.......................................  $ 46      $113      $116
Ceded fees, included in universal life and
  investment-type product policy fees................  $178      $112      $ 64
Income from deposit contracts, included in other
  revenues (1).......................................  $923      $ --      $ --
Ceded benefits, included in policyholder benefits and
  claims.............................................  $133      $ 80      $ 69
Ceded benefits, included in interest credited to
  policyholder account balances......................  $ 70      $ 65      $ 49
Ceded benefits, included in policyholder dividends...  $ 20      $ 29      $ 27
Interest costs on ceded reinsurance, included in
  other expenses (1).................................  $831      $  5      $ (2)


--------

   (1) In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. In connection with this cession, the Company recognized $835 million of interest earned on the deposit included within premiums and other receivables, as well as certain administrative fees, at December 31, 2008. The Company also recognized $911 million of interest expense associated with the funds withheld included in other expenses for the year ended December 31, 2008.

     The Company has ceded risks to another affiliate related to guaranteed minimum benefit riders written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net investment gains (losses). The embedded derivatives ceded are included within premiums and other receivables and were assets of $797 million and $34 million at December 31, 2008 and 2007, respectively. For the years ended December 31, 2008, 2007 and 2006, net investment gains (losses) included $763 million, $42 million and ($18) million, respectively, in changes in estimated fair value of such embedded derivatives.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and reduced the funds withheld balance by $1,203 million at December 31, 2008. The change in estimated fair value of the embedded derivative, included in net investment gains (losses), was $1,203 million for the year ended December 31, 2008.

     On December 1, 2006, TLIC, an affiliate of the Company, recaptured business previously ceded under a 2002 reinsurance treaty with the Company. The agreement required the Company to assume, on a co-insurance basis, certain structured settlement business from TLIC. On January 5, 2007, the Company transferred cash in the amount of $989 million, which represented $984 million for the fair value of the returned future policy benefits plus $5 million in interest. For the year ended December 31, 2006, as a result of this transaction, the Company recognized an expense of $184 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

9.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Recent experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized losses, has resulted in a reduction of the policyholder dividend obligation to zero during the year

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ended December 31, 2008. The reduction of the policyholder dividend obligation to zero and the Company's decision to revise the expected policyholder dividend scales, which are based upon statutory results, has resulted in reduction to both actual and expected cumulative earnings of the closed block. This change in the timing of the expected cumulative earnings of the closed block combined with a policyholder dividend obligation of zero has resulted in a reduction in the DAC associated with closed block, which resides outside of the closed block, and a corresponding decrease in the Company's net income of $127 million, net of income tax, for the year ended December 31, 2008. Amortization of the closed block DAC will be based upon actual cumulative earnings rather than expected cumulative earnings of the closed block until such time as the actual cumulative earnings of the closed block exceed the expected cumulative earnings, at which time the policyholder dividend obligation will be reestablished. Actual cumulative earnings less than expected cumulative earnings will result in future reductions to DAC and net income of the Company and increase sensitivity of the Company's net income to movements in closed block results. See also Note 5 for further information regarding DAC.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits..................................  $43,520   $43,362
Other policyholder funds................................      315       323
Policyholder dividends payable..........................      711       709
Policyholder dividend obligation........................       --       789
Payables for collateral under securities loaned and
  other transactions....................................    2,852     5,610
Other liabilities.......................................      254       290
                                                          -------   -------
  Total closed block liabilities........................   47,652    51,083
                                                          -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $27,947 and
     $29,631, respectively).............................   26,205    30,481
  Equity securities available-for-sale, at estimated
     fair value (cost: $280 and $1,555, respectively)...      210     1,875
  Mortgage loans on real estate.........................    7,243     7,472
  Policy loans..........................................    4,426     4,290
  Real estate and real estate joint ventures held-for-
     investment.........................................      381       297
  Short-term investments................................       52        14
  Other invested assets.................................      952       829
                                                          -------   -------
     Total investments..................................   39,469    45,258
Cash and cash equivalents...............................      262       333
Accrued investment income...............................      484       485
Deferred income tax assets..............................    1,632       640
Premiums and other receivables..........................       98       151
                                                          -------   -------
     Total assets designated to the closed block........   41,945    46,867
                                                          -------   -------
Excess of closed block liabilities over assets
  designated to the closed block........................    5,707     4,216
                                                          -------   -------
Amounts included in accumulated other comprehensive
  income (loss):
  Unrealized investment gains (losses), net of income
     tax of ($633) and $424, respectively...............   (1,174)      751
  Unrealized gains (losses) on derivative instruments,
     net of income tax of ($8) and ($19), respectively..      (15)      (33)
  Allocated $284, net of income tax, to policyholder
     dividend obligation at December 31, 2007...........       --      (505)
                                                          -------   -------
Total amounts included in accumulated other
  comprehensive income (loss)...........................   (1,189)      213
                                                          -------   -------
Maximum future earnings to be recognized from closed
  block assets and liabilities..........................  $ 4,518   $ 4,429
                                                          =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       2008       2007        2006
                                                      -----      ------      ------
                                                              (IN MILLIONS)
Balance at January 1,...............................  $ 789      $1,063      $1,607
Impact on revenues, net of expenses and income tax..     --          --        (114)
Change in unrealized investment and derivative gains
  (losses)..........................................   (789)       (274)       (430)
                                                      -----      ------      ------
Balance at December 31,.............................  $  --      $  789      $1,063
                                                      =====      ======      ======



     Information regarding the closed block revenues and expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                        ------------------------------
                                                         2008        2007        2006
                                                        ------      ------      ------
                                                                 (IN MILLIONS)
REVENUES
  Premiums............................................  $2,787      $2,870      $2,959
  Net investment income and other revenues............   2,248       2,350       2,355
  Net investment gains (losses).......................     (84)         28        (130)
                                                        ------      ------      ------
     Total revenues...................................   4,951       5,248       5,184
                                                        ------      ------      ------
EXPENSES
  Policyholder benefits and claims....................   3,393       3,457       3,474
  Policyholder dividends..............................   1,498       1,492       1,479
  Change in policyholder dividend obligation..........      --          --        (114)
  Other expenses......................................     217         231         247
                                                        ------      ------      ------
     Total expenses...................................   5,108       5,180       5,086
                                                        ------      ------      ------
Revenues, net of expenses before income tax...........    (157)         68          98
Income tax............................................     (68)         21          34
                                                        ------      ------      ------
Revenues, net of expenses and income tax from
  continuing operations...............................     (89)         47          64
Revenues, net of expenses and income tax from
  discontinued operations.............................      --          --           1
                                                        ------      ------      ------
Revenues, net of expenses, income taxes and
  discontinued operations.............................  $  (89)     $   47      $   65
                                                        ======      ======      ======



     The change in the maximum future earnings of the closed block is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Balance at December 31,.............................  $4,518   $4,429   $4,480
Less:
  Cumulative effect of a change in accounting
     principle, net of income tax...................      --       (4)      --
Balance at January 1,...............................   4,429    4,480    4,545
                                                      ------   ------   ------
Change during year..................................  $   89   $  (47)  $  (65)
                                                      ======   ======   ======



     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

10.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                      INTEREST RATES
                                 -----------------------                 DECEMBER 31,
                                                WEIGHTED               ---------------
                                     RANGE       AVERAGE    MATURITY    2008     2007
                                 ------------   --------   ---------   ------   ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated....   3.89%-7.38%     5.66%    2009-2037   $1,394   $1,394
Surplus notes..................   7.63%-7.88%     7.86%    2015-2025      698      697
Capital notes -- affiliated....      7.13%        7.13%    2032-2033      500      500
Other notes with varying
  interest rates...............  4.45%-12.00%     7.95%    2009-2016       66       45
Secured demand
  note -- affiliated...........      0.50%        0.50%       2011         25       --
Capital lease obligations......                                            39       51
                                                                       ------   ------
Total long-term debt...........                                         2,722    2,687
Total short-term debt..........                                           414      357
                                                                       ------   ------
  Total........................                                        $3,136   $3,044
                                                                       ======   ======



     The aggregate maturities of long-term debt at December 31, 2008 for the next five years are $710 million in 2009, $66 million in 2010, $25 million in 2011, $1 million in 2012, less than $1 million in 2013 and $1,920 million thereafter.

     Capital lease obligations are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

     Long-term debt, credit facilities and letters of credit of MetLife, Inc. and its subsidiaries contain various covenants. The Company has certain administrative, reporting, legal and financial covenants in several of these arrangements. The Company was in compliance with all covenants at December 31, 2008 and 2007.

  SURPLUS NOTES -- AFFILIATED

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to MetLife, Inc. and then issued to MetLife, Inc. a $700 million surplus note with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note to MetLife Capital Trust IV, an affiliate, with an interest rate of 7.38%.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 30, 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SHORT-TERM DEBT

     Short-term debt was $414 million and $357 million at December 31, 2008 and 2007, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2008, 2007 and 2006, the weighted average interest rate of short-term debt was 2.4%, 5.1% and 5.1%, respectively. During the years ended December 31, 2008, 2007 and 2006, the average daily balance of short-term debt was $421 million, $927 million and $768 million, respectively, and was outstanding for an average of 25 days, 25 days and 53 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $192 million, $190 million and $184 million for the years ended December 31, 2008, 2007 and 2006, respectively, and does not include interest expense on shares subject to mandatory redemption. See Note 11. These amounts include $120 million, $78 million and $76 million of interest expense related to affiliated debt for the years ended December 31, 2008, 2007 and 2006, respectively.

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facility. MetLife Funding, Inc., a subsidiary of the Company, maintains a committed and unsecured credit facility of $2.9 billion at December 31, 2008. When drawn upon, this facility bears interest at varying rates in accordance with the agreement as specified below. This facility can be used for general corporate purposes and, at December 31, 2008, the facility also served as a back-up line of credit for the Company's commercial paper program. This agreement contains various administrative, reporting, legal and financial covenants, including a covenant requiring MetLife, Inc. to maintain a specified minimum consolidated net worth. Management has no reason to believe that its lending counterparties are unable to fulfill their respective contractual obligations.

     Total fees associated with this credit facility were $17 million, of which $11 million related to deferred amendment fees, for the year ended December 31, 2008. Information on this credit facility at December 31, 2008 is as follows:

                                                                   LETTER OF
                                                                     CREDIT                   UNUSED
BORROWER(S)                               EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                              ------------   --------   ---------   ---------   -----------
                                                                 (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ...............................   June 2012 (1)   $2,850      $2,313       $ --         $537
                                                         ------      ------       ----         ----
  Total...............................                   $2,850      $2,313        $--         $537
                                                         ======      ======       ====         ====



--------

   (1) In December 2008, MetLife, Inc. and MetLife Funding, Inc. entered into an amended and restated $2.85 billion credit agreement with various financial institutions. The agreement amended and restated the $3.0 billion credit agreement entered into in June 2007. Proceeds are available to be used for general corporate purposes, to support their commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013. The borrowers and the lenders under this facility may agree to extend the term of all or part of the facility to no later than June 2014, except that letters of credit outstanding upon termination may remain outstanding until June 2015. Fees for this agreement include a 0.25% facility fee, 0.075% fronting fee, a letter of credit fee between 1% and 5% based on certain market rates and a 0.05% utilization fee, as applicable, and may vary based on MetLife, Inc.'s senior unsecured ratings. MetLife, Inc. and MetLife Funding, Inc. incurred amendment costs of $11 million related to the $2,850 million amended and restated credit agreement, which have been capitalized and included in other assets. These costs will be amortized over the term of the agreement. MetLife, Inc. did not have any deferred financing costs associated with the original June 2007 credit agreement.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Committed Facility. Missouri Reinsurance (Barbados), Inc., a subsidiary of the Company, maintains a committed facility of $500 million at December 31, 2008. When drawn upon, this facility bears interest at varying rates in accordance with the agreement as specified below. The facility is used for collateral for certain of the Company's reinsurance reserves. This facility contains various administrative, reporting, legal and financial covenants. Management has no reason to believe that its lending counterparties are unable to fulfill their respective contractual obligations.

     Total fees associated with this committed facility were $4 million for the year ended December 31, 2008. Information on the committed facility at December 31, 2008 is as follows:

                                                                    LETTER OF
                                                                      CREDIT       UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)      EXPIRATION    CAPACITY   DRAWDOWNS   ISSUANCES   COMMITMENTS    (YEARS)
-------------------------     ------------   --------   ---------   ---------   -----------   --------
                                                            (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc., &
  Missouri Reinsurance
  (Barbados), Inc. .........  June 2016 (1)    $500        $--         $490         $10           7
                                               ----        ---         ----         ---
  Total.....................                   $500        $--         $490         $10
                                               ====        ===         ====         ===



--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

     Letters of Credit. At December 31, 2008, the Company had outstanding $2.8 billion in letters of credit from various financial institutions, of which $490 million and $2.3 billion were part of committed and credit facilities, respectively. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

11. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. In October 2007, GenAmerica redeemed these securities which were due to mature on June 30, 2027. As a result of this redemption, the Company recognized additional interest expense of $10 million. Interest expense on these instruments is included in other expenses and was $20 million and $11 million for the years ended December 31, 2007 and 2006, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ----------------------------
                                                        2008        2007       2006
                                                       ------      ------      ----
                                                               (IN MILLIONS)
Current:
  Federal............................................  $  (58)     $1,067      $492
  State and local....................................       2          22         5
  Foreign............................................      17           9         8
                                                       ------      ------      ----
  Subtotal...........................................     (39)      1,098       505
                                                       ------      ------      ----
Deferred:
  Federal............................................   1,689         (53)       43
  State and local....................................      --          18        19
  Foreign............................................       1          (9)      (10)
                                                       ------      ------      ----
  Subtotal...........................................   1,690         (44)       52
                                                       ------      ------      ----
Provision for income tax.............................  $1,651      $1,054      $557
                                                       ======      ======      ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       2008        2007        2006
                                                      ------      ------      -----
                                                              (IN MILLIONS)
Tax provision at U.S. statutory rate................  $1,759      $1,157      $ 780
Tax effect of:
  Tax-exempt investment income......................    (116)       (160)      (167)
  State and local income tax........................       1          33         19
  Prior year tax....................................      52          38        (26)
  Foreign tax rate differential and change in
     valuation allowance............................     (14)        (18)       (21)
  Other, net........................................     (31)          4        (28)
                                                      ------      ------      -----
Provision for income tax............................  $1,651      $1,054      $ 557
                                                      ======      ======      =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables................  $3,312   $3,005
  Net operating loss carryforwards........................      24       47
  Employee benefits.......................................     616      120
  Tax credit carryforwards................................     298       --
  Net unrealized investment losses........................   4,062       --
  Litigation-related and government mandated..............     264       45
  Other...................................................     111      202
                                                            ------   ------
                                                             8,687    3,419
Less: Valuation allowance.................................      14        8
                                                            ------   ------
                                                             8,673    3,411
                                                            ------   ------
Deferred income tax liabilities:
  Investments, including derivatives......................   3,918    1,493
  DAC.....................................................   2,167    2,207
  Net unrealized investment gains.........................      --      689
  Other...................................................      31        7
                                                            ------   ------
                                                             6,116    4,396
                                                            ------   ------
Net deferred income tax asset/(liability).................  $2,557   $ (985)
                                                            ======   ======



     Domestic net operating loss carryforwards amount to $29 million at December 31, 2008 and will expire beginning in 2024. Foreign net operating loss carryforwards amount to $51 million at December 31, 2008 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Tax credit carryforwards amount to $298 million at December 31, 2008.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will be not realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2008, the Company recorded an increase to the deferred tax valuation allowance of $6 million related to certain foreign net operating loss carryforwards.

     The Company has not established a valuation allowance against the deferred tax asset of $4,062 million recognized in connection with unrealized losses at December 31, 2008. A valuation allowance was not considered necessary based upon the Company's intent and ability to hold such securities until their recovery or maturity and the existence of tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2009.

     As a result of the implementation of FIN 48 on January 1, 2007, the Company recognized a $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $797 million. The Company reclassified, at adoption, $568 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $211 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits at January 1, 2007 that would affect the effective tax rate, if recognized, was $586 million. The Company also had $198 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $655 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $475 million. The total amount of unrecognized tax benefits decreased by $142 million from the date of adoption primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income taxes, as applicable, and a payment of $156 million was made in December of 2007, with $6 million to be paid in 2009 and the remaining $9 million to be paid in future years.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income taxes, as applicable. Of the $135 million reclassified to current and deferred income taxes, $2 million was paid in 2008 and $133 million will be paid in 2009.

     The Company's liability for unrecognized tax benefits will change in the next 12 months pending the outcome of remaining issues associated with the current IRS audit including tax-exempt income and tax credits. Management is working to resolve the remaining audit items directly with IRS auditors as well as through available accelerated IRS resolution programs and may protest any unresolved issues through the IRS appeals process and, possibly, litigation, the timing and extent of which is uncertain. At this time, a reasonable estimate of the range of a payment or change in the liability is between $40 million and $50 million; however, the Company continues to believe that the ultimate resolution of the issues will not result in a material effect on its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2008 and December 31, 2007, is as follows:

                                                              DECEMBER 31,
                                                             -------------
                                                              2008    2007
                                                             -----   -----
                                                             (IN MILLIONS)
Balance as of beginning of the period......................  $ 655   $ 797
Additions for tax positions of prior years.................      4      32
Reductions for tax positions of prior years................    (33)    (51)
Additions for tax positions of current year................    120      52
Reductions for tax positions of current year...............    (12)     --
Settlements with tax authorities...........................   (135)   (171)
Lapses of statutes of limitations..........................     (6)     (4)
                                                             -----   -----
Balance as of end of the period............................  $ 593   $ 655
                                                             =====   =====



     During the year ended December 31, 2007, the Company recognized $72 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $197 million of accrued interest associated with the liability for unrecognized tax benefits. The $1 million increase, from the date of adoption, in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $72 million of interest expense and a $73 million decrease primarily resulting from the aforementioned IRS settlements. During 2007, the $73 million resulting from IRS settlements was reclassified to current income tax payable and will be paid in 2009.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million has been reclassified to current income tax payable and the remaining $1 million reduced interest expense. Of the $73 million reclassified to current income tax payable, $4 million was paid in 2008 and the remainder of $69 million will be paid in 2009.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $104 million and $113 million, respectively, related to the separate account DRD.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. The review includes senior legal and financial personnel. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below; in 2007 the Company increased legal liabilities for pending sales practices, employment, and intellectual property litigation matters against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2008.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The actions discussed below name as defendants some or all of Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. Metropolitan Life Insurance Company, MetLife, Inc., and the individual directors believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     Fiala, et al. v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17, 2000). The plaintiffs in the consolidated state court class action seek compensatory relief and punitive damages against Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. The court has certified a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law. Pursuant to the court's order, plaintiffs have given notice to the class of the pendency of this action. Defendants' motion for summary judgment is pending.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000). In this class action against Metropolitan Life Insurance Company and MetLife, Inc., plaintiffs served a second consolidated amended complaint in 2004. Plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. By orders dated July 19, 2005 and August 29, 2006, the federal trial court certified a litigation class of present and former policyholders. The court has directed the manner and form of notice to the class, but plaintiffs have not yet distributed the notice. Metropolitan Life Insurance Company and MetLife, Inc. have moved for summary judgment, and plaintiffs have moved for partial summary judgment. The court heard oral argument on the parties' motions for summary judgment on September 19, 2008.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                           DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER
                                                            OF CLAIMS)
Asbestos personal injury claims at year end......   74,027    79,717    87,070
Number of new claims during the year.............    5,063     7,161     7,870
Settlement payments during the year (1)..........  $  99.0   $  28.2   $  35.5


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies as of September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted as of September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law, and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants, and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2008.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. Regulators also have requested information relating to market timing and late

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker Universal Life Resources. The Company has been cooperating fully with these inquiries.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company; New England Mutual Life Insurance Company, New England Life Insurance Company and New England Securities Corporation (collectively "New England"); and GALIC. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     In June 2008, the Environmental Protection Agency issued a Notice of Violation ("NOV") regarding the operations of the Homer City Generating Station, an electrical generation facility. The NOV alleges, among other things, that the electrical generation facility is being operated in violation of certain federal and state Clean Air Act requirements. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a minority interest in the electrical generation facility, which is solely operated by the lessee, EME Homer City Generation L.P. ("EME Homer"). Homer City OL6 LLC and EME Homer are among the respondents identified in the NOV. EME Homer has been notified of its obligation to indemnify Homer City OL6 LLC and Metropolitan Life Insurance Company for any claims resulting from the NOV and has expressly acknowledged its obligation to indemnify Homer City OL6 LLC.

  Other Litigation

     Jacynthe Evoy-Larouche v. Metropolitan Life Ins. Co. (Que. Super. Ct., filed March 1998). This putative class action lawsuit involving sales practices claims was filed against Metropolitan Life Insurance Company in Canada. Plaintiff alleged misrepresentations regarding dividends and future payments for life insurance policies and seeks unspecified damages. Pursuant to a judgment dated March 11, 2009, this lawsuit was dismissed.

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers have sued MetLife, Inc., Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. On February 10, 2009, the district court granted the Company's motion to dismiss plaintiffs' second amended complaint, dismissing all of plaintiffs' claims except for breach of contract claims. Plaintiffs had been provided with an opportunity to re-plead the dismissed claims by February 26, 2009. Since plaintiffs never amended these claims, they were dismissed with prejudice on March 2, 2009. By order dated March 20, 2009, the court declined to retain jurisdiction over the remaining breach of contract claims and dismissed the lawsuit.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district class action proceeding, plaintiffs' complaint alleged that MetLife, Inc., Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007 and January 2008, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust, the RICO, and the ERISA claims. In February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs' appeal from the orders dismissing their RICO and federal antitrust claims is pending with the U.S. Court of Appeals for the Third Circuit. A putative class action alleging that MetLife, Inc. and other non-affiliated defendants violated

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     Metropolitan Life Insurance Company v. Park Avenue Securities, et. al. (FINRA Arbitration, filed May 2006). Metropolitan Life Insurance Company commenced an action against Park Avenue Securities LLC., a registered investment adviser and broker-dealer that is an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America, alleging misappropriation of confidential and proprietary information and use of prohibited methods to solicit Metropolitan Life Insurance Company customers and recruit Metropolitan Life Insurance Company financial services representatives. On February 12, 2009, a FINRA arbitration panel awarded Metropolitan Life Insurance Company $21 million in damages, including punitive damages and attorneys' fees. Park Avenue Securities may appeal the award.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs assert legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs seek rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In January and May 2008, the court issued orders granting the defendants' motion to dismiss in part, dismissing all of plaintiffs' claims except for claims under the Investment Advisers Act. Defendants' motion to dismiss claims under the Investment Advisers Act was denied. The Company will vigorously defend against the remaining claims in this matter.

     Sales Practices Claims. Over the past several years, Metropolitan Life Insurance Company, New England and GALIC have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. At December 31, 2008, there were approximately 125 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life Insurance Company, New England, GALIC, MetLife Securities, Inc. and Walnut Street Securities.

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                DECEMBER 31,
                                                               --------------
                                                               2008      2007
                                                               ----      ----
                                                                (IN MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments.....   $37       $24
  Premium tax offsets currently available for paid
     assessments.............................................     5         5
                                                                ---       ---
                                                                $42       $29
                                                                ===       ===
Other Liabilities:
  Insolvency assessments.....................................   $57       $41
                                                                ===       ===



     Assessments levied against the Company were $2 million, less than $1 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2009...............................................   $390       $12      $  189
2010...............................................   $347       $ 8      $  190
2011...............................................   $270       $ 8      $  168
2012...............................................   $209       $ 8      $  143
2013...............................................   $170       $ 8      $  129
Thereafter.........................................   $534       $33      $1,061


     During the fourth quarter of 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City to New York City. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and New York City, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.9 billion and $2.8 billion at December 31, 2008 and 2007, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.2 billion and $3.3 billion at December 31, 2008 and 2007, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $611 million and $667 million at December 31, 2008 and 2007, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2008, the Company recorded $7 million of additional liabilities for guarantees related to certain investment transactions. The term for these guarantees and their associated liabilities varies, with a maximum of 18 years. The maximum potential amount of future payments the Company could be required to pay under these guarantees is $202 million. During the year ended December 31, 2008, the Company reduced $3 million of previously recorded liabilities related to these investment transactions. The Company's

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded liability was $4 million at December 31, 2008 for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at December 31, 2007.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1,558 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. As of December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     See Note 4 for further disclosures related to credit default swap obligations.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2008, the majority of active participants are accruing benefits under the cash balance formula; however, approximately 95% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits, in excess of amounts permitted by governmental agencies, to certain executive level employees. The Company's proportionate share of net pension expense related to its sponsored pension plans was $49 million for the year ended December 31, 2008.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. The other postretirement plans cover eligible employees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company or its participating affiliates, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($8) million for the year ended December 31, 2008.

     As described more fully in Note 1, effective December 31, 2006, MetLife, Inc. adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement benefit plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $78 million, and the intangible asset was $12 million, at December 31, 2005. The excess of the additional minimum pension liability over the intangible asset of $66 million, $41 million net of income tax, was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $92 million. The additional minimum pension liability of $59 million, net of income tax of $33 million, was

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded as a reduction of accumulated other comprehensive income. The change in the additional minimum pension liability of $18 million, net of income tax, was reflected as a component of comprehensive income for the year ended December 31, 2006. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption.

     The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                 DECEMBER 31, 2006
                                                 -------------------------------------------------
                                                              ADDITIONAL
                                                                MINIMUM
                                                     PRE        PENSION   ADOPTION OF      POST
                                                   SFAS 158    LIABILITY    SFAS 158     SFAS 158
BALANCE SHEET CAPTION                            ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
-----------------------------------------------  -----------  ----------  -----------  -----------
                                                                   (IN MILLIONS)
Other assets: Prepaid pension benefit cost.....     $1,878       $ --       $  (999)     $   879
Other assets: Intangible asset.................     $   12        (12)           --      $    --
Other liabilities: Accrued pension benefit
  cost.........................................     $ (474)       (14)          (66)     $  (554)
Other liabilities: Accrued other postretirement
  benefit plan cost............................     $ (688)        --           (96)     $  (784)
                                                                 ----       -------
  Subtotal.....................................                   (26)       (1,161)
Net liability of subsidiary held-for-sale......                    --           (17)
                                                                 ----       -------
Accumulated other comprehensive income (loss),
  before income tax:
Defined benefit plans..........................     $  (66)       (26)       (1,178)     $(1,270)
Minority interest..............................                    --             8
Deferred income tax............................                     8           421
                                                                 ----       -------
Accumulated other comprehensive income (loss),
  net of income tax:
Defined benefit plans..........................     $  (41)      $(18)      $  (749)     $  (808)
                                                                 ====       =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                DECEMBER 31,
                                                     ---------------------------------
                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                      2008     2007     2008     2007
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at beginning of year............  $5,668   $5,854   $1,581   $2,043
  Service cost.....................................     159      158       20       26
  Interest cost....................................     375      348      101      102
  Plan participants' contributions.................      --       --       31       31
  Net actuarial (gains) losses.....................     139     (383)      19     (464)
  Change in benefits...............................       1       39       --       --
  Prescription drug subsidy........................      --       --       10       13
  Benefits paid....................................    (349)    (348)    (146)    (170)
                                                     ------   ------   ------   ------
Benefit obligation at end of year..................   5,993    5,668    1,616    1,581
                                                     ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at beginning of year.....   6,467    6,228    1,181    1,169
  Actual return on plan assets.....................    (943)     539     (149)      58
  Employer contribution............................     341       48        1        1
  Benefits paid....................................    (349)    (348)     (23)     (47)
                                                     ------   ------   ------   ------
  Fair value of plan assets at end of year.........   5,516    6,467    1,010    1,181
                                                     ------   ------   ------   ------
  Funded status at end of year.....................  $ (477)  $  799   $ (606)  $ (400)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheet consist of:
  Other assets.....................................  $  208   $1,382   $   --   $   --
  Other liabilities................................    (685)    (583)    (606)    (400)
                                                     ------   ------   ------   ------
  Net amount recognized............................  $ (477)  $  799   $ (606)  $ (400)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial (gains) losses.....................  $2,196   $  633   $  146   $ (112)
  Prior service cost (credit)......................      44       63     (157)    (194)
                                                     ------   ------   ------   ------
  Accumulated other comprehensive (income) loss....  $2,240   $  696   $  (11)  $ (306)
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                             DECEMBER 31,
                                          -------------------------------------------------
                                                            NON-QUALIFIED
                                           QUALIFIED PLAN        PLAN            TOTAL
                                          ---------------   -------------   ---------------
                                           2008     2007     2008    2007    2008     2007
                                          ------   ------   -----   -----   ------   ------
                                                            (IN MILLIONS)
Aggregate fair value of plan assets
  (principally Company contracts).......  $5,516   $6,467   $  --   $  --   $5,516   $6,467
Aggregate projected benefit obligation..   5,308    5,085     685     583    5,993    5,668
                                          ------   ------   -----   -----   ------   ------
Over (under) funded.....................  $  208   $1,382   $(685)  $(583)  $ (477)  $  799
                                          ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,583 million and $5,256 million at December 31, 2008 and 2007, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2008      2007
                                                              ----      ----
                                                               (IN MILLIONS)
Projected benefit obligation................................  $685      $583
Accumulated benefit obligation..............................  $577      $508
Fair value of plan assets...................................  $ --      $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets is as follows:

                                                          DECEMBER 31,
                                               ---------------------------------
                                                                      OTHER
                                                   PENSION        POSTRETIREMENT
                                                   BENEFITS          BENEFITS
                                               ---------------   ---------------
                                                2008     2007     2008     2007
                                               ------   ------   ------   ------
                                                         (IN MILLIONS)
Projected benefit obligation.................   $685     $583    $1,616   $1,581
Fair value of plan assets....................   $ --     $ --    $1,010   $1,181

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------------
                                                                                 OTHER
                                                     PENSION                POSTRETIREMENT
                                                    BENEFITS                   BENEFITS
                                            ------------------------   ------------------------
                                             2008     2007     2006     2008     2007     2006
                                            ------   ------   ------   ------   ------   ------
                                                               (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost............................  $  159    $ 158    $ 155    $ 20     $  26    $ 35
  Interest cost...........................     375      348      328     101       102     116
  Expected return on plan assets..........    (517)    (501)    (447)    (88)      (87)    (80)
  Amortization of net actuarial (gains)
     losses...............................      24       68      131      --        --      21
  Amortization of prior service cost
     (credit).............................      15       17        7     (36)      (36)    (37)
                                            ------   ------   ------   ------   ------   ------
     Net periodic benefit cost............      56       90    $ 174      (3)        5    $ 55
                                                              ======                     ======
     Net periodic benefit cost of
       subsidiary held-for-sale...........      --        4               --         1
                                            ------   ------            ------   ------
                                                56       94               (3)        6
                                            ------   ------            ------   ------
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME (LOSS)
  Net actuarial (gains) losses............   1,563     (424)             258      (440)
  Prior service cost (credit).............     (19)      40               37        --
  Amortization of net actuarial (gains)
     losses...............................     (24)     (68)              --        --
  Amortization of prior service cost
     (credit).............................     (15)     (17)              36        36
                                            -- ---    -----             ----     -----
     Total recognized in other
       comprehensive income (loss)........   1,505     (469)             331      (404)
                                            -- ---    -----             ----     -----
     Total recognized in net periodic
       benefit cost and other
       comprehensive income (loss)........  $1,561    $(375)            $328     $(398)
                                            ======   ======            ======   ======



     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $198 million and $9 million, respectively.

     The estimated net actuarial losses and prior service credit for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $10 million and ($36) million, respectively.

     In 2004, the Company adopted the guidance in FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003, to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2006. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit plan cost is as follows:

                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Balance, beginning of year...........................  $299   $328   $298
  Service cost.........................................     5      7      6
  Interest cost........................................    20     19     19
  Net actuarial gains (losses).........................     3    (42)    15
  Prescription drug subsidy............................   (10)   (13)   (10)
                                                         ----   ----   ----
     Balance, end of year..............................  $317   $299   $328
                                                         ====   ====   ====




                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2008      2007      2006
                                                          ----      ----      ----
                                                                (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost..........................................   $ 5       $ 7       $ 6
  Interest cost.........................................    20        19        19
  Amortization of net actuarial gains (losses)..........    --         5        30
                                                           ---       ---       ---
     Total reduction in net periodic benefit cost.......   $25       $31       $55
                                                           ===       ===       ===



     The Company received subsidies of $12 million and $10 million for the years ended December 31, 2008 and 2007, respectively.

  ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                       DECEMBER 31,
                                       -------------------------------------------
                                                                     OTHER
                                             PENSION             POSTRETIREMENT
                                             BENEFITS               BENEFITS
                                       -------------------   ---------------------
                                          2008       2007      2008         2007
                                       ---------   -------   --------     --------
Weighted average discount rate.......    6.60%      6.65%      6.62%        6.65%
Rate of compensation increase........  3.5%-7.5%   4.0%-8%      N/A          N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                ---------------------------------------------------------
                                                                  OTHER POSTRETIREMENT
                                      PENSION BENEFITS                  BENEFITS
                                ---------------------------   ---------------------------
                                  2008      2007      2006      2008      2007      2006
                                -------   -------   -------   -------   -------   -------
Weighted average discount
  rate........................   6.65%     6.00%     5.80%      6.65%     6.00%     5.79%
Weighted average expected rate
  of return on plan assets....   8.25%     8.25%     8.25%      7.33%     7.48%     7.42%
Rate of compensation
  increase....................  3.5%-8%   4.0%-8%   4.0%-8%      N/A       N/A       N/A

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2009 is currently anticipated to be 8.25% for pension benefits and postretirement medical benefits and 6.25% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2008                             2007
                                ------------------------------   ------------------------------
Pre-Medicare eligible claims..  8.8% down to 5.8% in 2018 and    8.5% down to 5% in 2014 and
                                gradually decreasing until       remaining constant thereafter
                                2079 reaching the ultimate
                                rate of 4.1%
Medicare eligible claims......  8.8% down to 5.8% in 2018 and    10.5% down to 5% in 2018 and
                                gradually decreasing until       remaining constant thereafter
                                2079 reaching the ultimate
                                rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN MILLIONS)
Effect on total of service and interest cost
  components.........................................      $ 6           $ (6)
Effect of accumulated postretirement benefit
  obligation.........................................      $76           $(86)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting approximately 99% of all pension and other postretirement benefit plans assets.

     The account values of the group annuity and life insurance contracts issued by the Company and held as assets of the pension and other postretirement benefit plans were $6,451 million and $7,565 million at December 31, 2008 and 2007, respectively. The majority of such account values are held in separate accounts established by the Company. Total revenue from these contracts recognized in the consolidated statements of income was $42 million, $47 million and $48 million for the years ended December 31, 2008, 2007 and 2006, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains and losses, credited to the account balances were ($1,090) million, $603 million and $818 million for the years ended December 31, 2008, 2007 and 2006, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The weighted-average allocations of pension plan and other postretirement benefit plan assets were as follows:

                                                             DECEMBER 31,
                                                     ---------------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                       PENSION          MENT
                                                       BENEFITS       BENEFITS
                                                     -----------   -------------
                                                     2008   2007   2008     2007
                                                     ----   ----   ----     ----
ASSET CATEGORY
Equity securities..................................    28%    38%    27%      37%
Fixed maturity securities..........................    51     44     71       58
Other (Real Estate and Alternative Investments)....    21     18      2        5
                                                      ---    ---    ---      ---
  Total............................................   100%   100%   100%     100%
                                                      ===    ===    ===      ===



     The weighted-average target allocations of pension plan and other postretirement benefit plan assets for 2009 are as follows:

                                                        PENSION    OTHER
                                                        -------   -------
ASSET CATEGORY
Equity securities.....................................  25%-45%   30%-45%
Fixed maturity securities.............................  35%-55%   55%-85%
Other (Real Estate and Alternative Investments).......   5%-32%    0%-10%


     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     It is the Company's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for the years ended December 31, 2008 or 2007. No contributions will be required for 2009. The Company made discretionary contributions of $286 million to the qualified pension plans during the year ended December 31, 2008 and did not make discretionary contributions for the year ended December 31, 2007. The Company expects to make additional discretionary contributions of $143 million in 2009.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $41 million and $48 million for the years ended December 31, 2008 and 2007, respectively. These payments are expected to be at approximately the same level in 2009.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to primarily use their general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing plan assets. Total payments equaled $146 million and $170 million for the years ended December 31, 2008 and 2007, respectively.

     The Company expects to make contributions of $118 million, net of participant's contributions, toward the other postretirement plan obligations in 2009. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset such payments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                              OTHER POSTRETIREMENT
                                                                    BENEFITS
                                                          ---------------------------
                                                                  PRESCRIPTION
                                                PENSION               DRUG
                                               BENEFITS   GROSS     SUBSIDIES     NET
                                               --------   -----   ------------   ----
                                                            (IN MILLIONS)
2009.........................................   $  379     $133       $ (15)     $118
2010.........................................   $  393     $138       $ (16)     $122
2011.........................................   $  402     $144       $ (16)     $128
2012.........................................   $  418     $148       $ (17)     $131
2013.........................................   $  431     $152       $ (18)     $134
2014-2018....................................   $2,368     $836       $(107)     $729


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $63 million, $66 million and $71 million for the years ended December 31, 2008, 2007 and 2006, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the year ended December 31, 2008, MetLife, Inc. contributed and paid $4 million in the form of line of credit fees on the Company's behalf.

     During the year ended December, 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 7.

     On December 12, 2007, MetLife, Inc. contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV. See Note 10.

     On October 20, 2006, MetLife, Inc. contributed $17 million to the Company in connection with the sale and merger of CLIC. See Note 2.

     On September 30, 2006, MetLife, Inc. contributed $377 million to the Company in the form of intangible assets. See Note 2.

     On May 1, 2006, GALIC, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife, Inc. Immediately following the sale, MetLife, Inc. merged Paragon, an affiliate of the Company, with and into the Company. In connection with the transaction, MetLife, Inc. contributed $76 million to the Company.

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STOCK-BASED COMPENSATION PLANS

  Overview

     As described more fully in Note 1, effective January 1, 2006, in conjunction with MetLife, Inc., the Company adopted SFAS 123(r), using the modified prospective transition method. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations.

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of MetLife, Inc., as described herein.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of options to buy shares of MetLife, Inc.'s common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Internal Revenue Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan, 2005 Stock Plan, and the Long-Term Performance Compensation Plan ("LTPCP"), as described below, are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of MetLife, Inc. common stock reserved for issuance under the 2005 Stock Plan and the LTPCP is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of MetLife, Inc. common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 12,584,119 at December 31, 2008. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2008, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 55,654,550.

     Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

     MetLife, Inc. allocated 89%, 88% and 90% of stock-based compensation to the Company for the years ended December 31, 2008, 2007 and 2006, respectively. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. Underlying awards are expressed in their entirety with related expense amounts representing the resulting allocation to the Company.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable. Compensation expense of $108 million, $128 million and $130 million, and income tax benefits of $38 million, $45 million and $46 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and LTPCP arrangements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of MetLife, Inc.'s common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2008 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2008 of $34.86 and December 31, 2007 of $61.62, as applicable.

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM          VALUE
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2008.........   24,362,746         $38.85            6.18           $555
                                                             ======            ====           ====
  Granted..............................    3,464,075         $59.48
  Exercised............................   (1,372,254)        $32.76
  Cancelled/Expired....................     (142,145)        $44.62
  Forfeited............................     (219,330)        $51.44
                                          ----------
Outstanding at December 31, 2008.......   26,093,092         $41.75            5.73           $ --
                                          ==========         ======            ====           ====
Aggregate number of stock options
  expected to vest at December 31,
  2008.................................   25,503,025         $41.38            5.66           $ --
                                          ==========         ======            ====           ====
Exercisable at December 31, 2008.......   19,405,732         $35.84            4.80           $ --
                                          ==========         ======            ====           ====



     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc.'s common stock; risk-free rate of return; expected dividend yield on MetLife, Inc.'s common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc.'s common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of its common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                       YEARS ENDED DECEMBER 31,
                                               ---------------------------------------
                                                   2008          2007          2006
                                               -----------   -----------   -----------
Dividend yield...............................     1.21%         0.94%         1.04%
Risk-free rate of return.....................  1.91%-7.21%   4.30%-5.32%   4.17%-4.96%
Expected volatility..........................     24.85%        19.54%        22.00%
Exercise multiple............................      1.73          1.66          1.52
Post-vesting termination rate................     3.05%         3.66%         4.09%
Contractual term (years).....................       10            10            10
Expected life (years)........................       6             6             6
Weighted average exercise price of stock
  options granted............................     $59.47        $62.86        $50.21
Weighted average fair value of stock options
  granted....................................     $17.51        $17.76        $13.84


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $44 million, $49 million and $51 million related to Stock Options was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively.

     At December 31, 2008, MetLife, Inc. had $43 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.81 years. The Company's allocated portion of Stock Option expense was 88%.

     MetLife, Inc. allocated to its subsidiaries the tax benefit associated with the deduction allowed for Stock Option exercises. The Company's consolidated results of operations include $12 million, $41 million, and $22 million of such tax benefits for the years ended December 31, 2008, 2007, and 2006, respectively.

  Performance Shares

     Beginning in 2005, MetLife, Inc. awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to 2.0. The factor applied is based on measurements of MetLife, Inc.'s performance with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of MetLife, Inc.'s common stock.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following is a summary of Performance Share activity for the year ended December 31, 2008:

                                                                     WEIGHTED AVERAGE
                                                                        GRANT DATE
                                                PERFORMANCE SHARES      FAIR VALUE
                                                ------------------   ----------------
Outstanding at January 1, 2008................       2,690,125            $48.39
Granted.......................................         954,075            $57.17
Forfeited.....................................         (89,125)           $57.43
Paid..........................................        (968,425)           $36.87
                                                     ---------
Outstanding at December 31, 2008..............       2,586,650            $55.63
                                                     =========
Performance Shares expected to vest at
  December 31, 2008...........................       2,535,784            $55.56
                                                     =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. At December 31, 2008, the three year performance period for the 2006 Performance Share grants was completed. Included in the immediately preceding table are 812,975 outstanding Performance Shares to which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2009 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc.'s common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc.'s common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $64 million, $79 million and $67 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively.

     At December 31, 2008, MetLife, Inc. had $57 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of 1.65 years. The Company's allocated portion of Performance Share expense was 90%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, MetLife, Inc. granted stock-based compensation to certain members of management under the LTPCP. Each participant was assigned a target compensation amount (an "Opportunity Award") at the inception of the performance period with the final compensation amount determined based on the total shareholder return on MetLife, Inc.'s common stock over the three-year performance period, subject to limited further adjustment approved by MetLife, Inc.'s Board of Directors. Payments on the Opportunity Awards were normally payable in their entirety (subject to certain contingencies) at the end of the three-year performance period, and were paid in whole or in part with shares of MetLife, Inc.'s common stock, as approved by MetLife, Inc.'s Board of Directors. There were no new grants under the LTPCP during the years ended December 31, 2008, 2007 and 2006.

     A portion of each Opportunity Award under the LTPCP was settled in shares of MetLife, Inc.'s common stock while the remainder was settled in cash. The portion of the Opportunity Award settled in shares of MetLife, Inc.'s

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


common stock was accounted for as an equity award with the fair value of the award determined based upon the closing price of its common stock on the date of grant. The compensation expense associated with the equity award, based upon the grant date fair value, was recognized into expense ratably over the respective three-year performance period. The portion of the Opportunity Award settled in cash was accounted for as a liability and was remeasured using the closing price of MetLife, Inc.'s common stock on the final day of each subsequent reporting period during the three-year performance period.

     The final LTPCP performance period concluded during the six months ended June 30, 2007. Final Opportunity Awards in the amount of 618,375 shares of MetLife, Inc.'s common stock and $16 million in cash were paid on April 18, 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2008 and 2007. Compensation expense of $12 million related to LTPCP Opportunity Awards was allocated to the Company for the year ended December 31, 2006.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance (the "Department") has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was ($338) million, $2.1 billion and $1.0 billion for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed with the Department, was $11.6 billion and $13.0 billion at December 31, 2008 and 2007, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a cash dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. During the year ended December 31, 2007, Metropolitan Life Insurance Company paid to MetLife, Inc. $500 million in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to MetLife, Inc. in 2009 without prior regulatory approval is $552 million.

     Stockholder dividends or other distributions proposed to be paid by New England Life Insurance Company ("NELICO") to its parent, Metropolitan Life Insurance Company, must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the end of the immediately preceding calendar year or (ii) NELICO's statutory net gains from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. During the year ended December 31, 2008, NELICO paid a common stockholder dividend of $94 million. During the year ended December 31, 2007, NELICO did not pay any common stockholder dividends. The maximum amount of the dividend which NELICO may pay to Metropolitan Life Insurance Company in 2009 without prior regulatory approval is $19 million.

     For the years ended December 31, 2008, 2007 and 2006, Metropolitan Life Insurance Company received dividends from subsidiaries of $48 million, $60 million and $34 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                     YEARS ENDED DECEMBER 31,
                                                ---------------------------------
                                                   2008        2007        2006
                                                ---------   ---------   ---------
                                                          (IN MILLIONS)
Holding gains (losses) on investments arising
  during the year.............................   $(18,165)    $(499)      $(926)
Income tax effect of holding gains (losses)...      6,273        221        324
Reclassification adjustments:
  Recognized holding (gains) losses included
     in current year income...................      1,214      (173)        403
  Amortization of premiums and accretion of
     discounts associated with investments....       (504)     (493)       (443)
Income tax effect.............................       (245)       293         14
Allocation of holding losses on investments
  relating to other policyholder amounts......      3,592        532        792
Income tax effect of allocation of holding
  losses to other policyholder amounts........     (1,231)     (235)       (277)
Unrealized investment loss on dividend of
  interests in subsidiary.....................         69         --         --
Deferred income tax on unrealized investment
  loss on dividend of interests in
  subsidiary..................................        (46)        --         --
                                                 --------   ---------   ---------
Net unrealized investment gains (losses), net
  of income tax...............................     (9,043)     (354)       (113)
Foreign currency translation adjustment.......       (140)       139          7
Minimum pension liability adjustment, net of
  income tax..................................         --         --        (18)
Defined benefit plan adjustment, net of income
  tax.........................................     (1,153)       524         --
                                                 --------   ---------   ---------
Other comprehensive income (loss).............   $(10,336)    $  309      $(124)
                                                 ========   =========   =========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Compensation........................................  $2,616   $2,693   $2,661
Commissions.........................................     914      827      790
Interest and debt issue costs.......................     226      289      244
Interest costs related to funds withheld on ceded
  reinsurance.......................................     911       --       --
Amortization of DAC and VOBA........................   1,081      643      583
Capitalization of DAC...............................    (901)    (886)    (936)
Rent, net of sublease income........................     363      282      259
Minority interest...................................       4       85       14
Insurance tax.......................................     289      297      305
Other...............................................   1,079      897    1,176
                                                      ------   ------   ------
  Total other expenses..............................  $6,582   $5,127   $5,096
                                                      ======   ======   ======



  Amortization and Capitalization of DAC and VOBA

     See Note 5 for deferred acquisition costs by segment and a rollforward of deferred acquisition costs including impacts of amortization and capitalization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.

  Interest and Debt Issue Costs

     See Notes 10 and 11 for attribution of interest expense by debt issuance.

  Lease Impairments

     See Note 13 for description of lease impairments included within other expenses.

  Affiliated Expenses

     See Notes 8 and 20 for description of affiliated expenses included within other expenses.

  Restructuring Charges

     MetLife Inc. has initiated an enterprise-wide cost reduction and revenue enhancement initiative. This initiative is focused on reducing complexity, leveraging scale, increasing productivity, and improving the effectiveness of MetLife Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. During the third quarter of 2008, overall severance related restructuring charge of $58 million associated with the termination of certain employees was allocated to the Company in connection with this enterprise-wide initiative. During the fourth quarter of 2008, further severance related restructuring costs of $9 million offset by a $6 million reduction to its third quarter restructuring charge attributable to lower than anticipated costs for variable incentive compensation and for employees whose severance status changed was allocated to the Company. Total restructuring charges incurred in connection with this enterprise-wide initiative during the year ended December 31, 2008 were $61 million and were reflected within Corporate & Other. Estimated restructuring costs may change as management

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


continues to execute its restructuring plans. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2008
                                                            -----------------
                                                              (IN MILLIONS)
Balance as of beginning of the period.....................         $--
     Severance charges....................................          67
     Change in severance charge estimates.................          (6)
                                                                   ---
Balance as of end of the period...........................         $61
                                                                   ===
Total restructuring charges incurred......................         $61
                                                                   ===



     Management anticipates further restructuring charges including severance, lease and asset impairments will be incurred during the years ended December 31, 2009 and 2010. However, such restructuring plans are not sufficiently developed to enable MetLife Inc. to make an estimate of such restructuring charges at December 31, 2008.

17.  BUSINESS SEGMENT INFORMATION

     The Company is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States. Subsequent to the disposition of RGA and the elimination of the Reinsurance segment as described in Notes 2 and 18, the Company's business is divided into two operating segments: Institutional and Individual, as well as Corporate & Other. These segments are managed separately because they provide different products and services, require different strategies and have different technology requirements.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues and certain reinsurance agreements with affiliates. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. The operations of RGA are also reported in Corporate & Other as discontinued operations. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See Note 18 for disclosures regarding discontinued operations, including real estate.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2008, 2007 and 2006. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model that allows the Company to effectively manage its capital.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, adjustments related to net investment gains (losses), net of income tax, the impact from the cumulative effect of changes in accounting, net of income tax and discontinued operations, other than discontinued real estate, net of income tax. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                                             CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2008              INSTITUTIONAL  INDIVIDUAL     OTHER       TOTAL
------------------------------------              -------------  ----------  -----------  --------
                                                                    (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums........................................     $ 14,351     $  4,083     $    10    $ 18,444
Universal life and investment-type product
  policy fees...................................          844        1,441          --       2,285
Net investment income...........................        6,189        5,047        (114)     11,122
Other revenues..................................          764          152         966       1,882
Net investment gains (losses)...................          643          634       2,195       3,472
                                                     --------     --------     -------    --------
     Total revenues.............................       22,791       11,357       3,057      37,205
                                                     --------     --------     -------    --------
EXPENSES
Policyholder benefits and claims................       15,537        5,147          15      20,699
Interest credited to policyholder account
  balances......................................        2,136        1,038           7       3,181
Policyholder dividends..........................           --        1,709           7       1,716
Other expenses..................................        2,306        2,737       1,539       6,582
                                                     --------     --------     -------    --------
  Total expenses................................       19,979       10,631       1,568      32,178
                                                     --------     --------     -------    --------
Income from continuing operations before
  provision for income tax......................        2,812          726       1,489       5,027
Provision for income tax........................          968          233         450       1,651
                                                     --------     --------     -------    --------
Income from continuing operations...............        1,844          493       1,039       3,376
Income (loss) from discontinued operations, net
  of income tax.................................            3            4        (296)       (289)
                                                     --------     --------     -------    --------
Net income......................................     $  1,847     $    497     $   743    $  3,087
                                                     ========     ========     =======    ========
BALANCE SHEET:
Total assets....................................     $166,594     $132,527     $35,098    $334,219
DAC and VOBA....................................     $  1,005     $  9,861     $     5    $ 10,871
Separate account assets.........................     $ 45,514     $ 26,745     $    --    $ 72,259
Policyholder liabilities........................     $109,199     $ 88,050     $   748    $197,997
Separate account liabilities....................     $ 45,514     $ 26,745     $    --    $ 72,259

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                           CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2007          INSTITUTIONAL   INDIVIDUAL      OTHER        TOTAL
------------------------------------          -------------   ----------   -----------   --------
                                                                 (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums....................................     $ 12,358      $  4,073      $     4     $ 16,435
Universal life and investment-type product
  policy fees...............................          763         1,483           --        2,246
Net investment income.......................        6,664         5,552          366       12,582
Other revenues..............................          712           152           70          934
Net investment gains (losses)...............         (269)          (81)          63         (287)
                                                 --------      --------      -------     --------
     Total revenues.........................       20,228        11,179          503       31,910
                                                 --------      --------      -------     --------
EXPENSES
Policyholder benefits and claims............       13,332         4,924           19       18,275
Interest credited to policyholder account
  balances..................................        2,451         1,064           --        3,515
Policyholder dividends......................           --         1,685            2        1,687
Other expenses..............................        2,391         2,290          446        5,127
                                                 --------      --------      -------     --------
  Total expenses............................       18,174         9,963          467       28,604
                                                 --------      --------      -------     --------
Income from continuing operations before
  provision (benefit) for income tax........        2,054         1,216           36        3,306
Provision (benefit) for income tax..........          699           431          (76)       1,054
                                                 --------      --------      -------     --------
Income from continuing operations...........        1,355           785          112        2,252
Income from discontinued operations, net of
  income tax................................           10            --          170          180
                                                 --------      --------      -------     --------
Net income..................................     $  1,365      $    785      $   282     $  2,432
                                                 ========      ========      =======     ========
BALANCE SHEET:
Total assets................................     $170,540      $167,257      $36,580     $374,377
DAC and VOBA................................     $    907      $  7,715      $     6     $  8,628
Separate account assets.....................     $ 49,577      $ 40,143      $   (17)    $ 89,703
Policyholder liabilities....................     $ 95,499      $ 86,065      $   506     $182,070
Separate account liabilities................     $ 49,577      $ 40,143      $   (17)    $ 89,703

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                            CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006           INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
------------------------------------           -------------   ----------   -----------   -------
                                                                  (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums.....................................     $11,801        $ 4,129       $   6      $15,936
Universal life and investment-type product
  policy fees................................         750          1,433          --        2,183
Net investment income........................       5,810          5,480         228       11,518
Other revenues...............................         677            114          42          833
Net investment gains (losses)................        (348)          (394)        (92)        (834)
                                                  -------        -------    -----------   -------
     Total revenues..........................      18,690         10,762         184       29,636
                                                  -------        -------    -----------   -------
EXPENSES
Policyholder benefits and claims.............      12,918          4,712          17       17,647
Interest credited to policyholder account
  balances...................................       1,944          1,049          --        2,993
Policyholder dividends.......................          --          1,669           2        1,671
Other expenses...............................       2,483          2,213         400        5,096
                                                  -------        -------    -----------   -------
  Total expenses.............................      17,345          9,643         419       27,407
                                                  -------        -------    -----------   -------
Income (loss) from continuing operations
  before provision (benefit) for income tax..       1,345          1,119        (235)       2,229
Provision (benefit) for income tax...........         443            400        (286)         557
                                                  -------        -------    -----------   -------
Income from continuing operations............         902            719          51        1,672
Income from discontinued operations, net of
  income tax.................................          45             19         190          254
                                                  -------        -------    -----------   -------
Net income...................................     $   947        $   738       $ 241      $ 1,926
                                                  =======        =======    ===========   =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2008, 2007 and 2006. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2008      2007      2006
                                                         ----      ----      ----
                                                               (IN MILLIONS)
Investment income......................................   $ 6       $16      $ 35
Investment expense.....................................    (3)       (6)      (16)
Net investment gains (losses)..........................     8         7        91
                                                          ---       ---      ----
  Total revenues.......................................    11        17       110
Provision for income tax...............................     4         8        38
                                                          ---       ---      ----
Income from discontinued operations, net of income
  tax..................................................   $ 7       $ 9      $ 72
                                                          ===       ===      ====



     The carrying value of real estate related to discontinued operations was $1 million and $39 million at December 31, 2008 and 2007, respectively.

     The following table presents the discontinued real estate operations by segment:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Net investment income
  Institutional.......................................   $ 4       $ 8       $15
  Individual..........................................    (1)       --         4
  Corporate & Other...................................    --         2        --
                                                         ---       ---       ---
     Total net investment income......................   $ 3       $10       $19
                                                         ===       ===       ===
Net investment gains (losses)
  Institutional.......................................   $ 2       $ 7       $58
  Individual..........................................     6        --        23
  Corporate & Other...................................    --        --        10
                                                         ---       ---       ---
     Total net investment gains (losses)..............   $ 8       $ 7       $91
                                                         ===       ===       ===



  OPERATIONS

     As more fully described in Note 2, on September 12, 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, RGA. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA. As a result of the dividend of interests in RGA, the Reinsurance segment was eliminated. (See also Note 17). RGA's assets and liabilities were reclassified to assets and liabilities of subsidiaries held-for-sale and its operating results were reclassified to discontinued operations for all periods presented. Interest on economic capital associated with the Reinsurance segment has been reclassified to the continuing operations of Corporate & Other.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the amounts related to the operations and financial position of RGA that have been reflected as discontinued operations in the consolidated statements of income:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Premiums............................................  $3,535   $4,910   $4,348
Net investment income...............................     597      908      781
Other revenues......................................      69       77       66
Net investment gains (losses).......................    (249)    (177)       7
                                                      ------   ------   ------
  Total revenues....................................   3,952    5,718    5,202
                                                      ------   ------   ------
Policyholder benefits and claims....................   2,989    3,989    3,490
Interest credited to policyholder account balances..     108      262      254
Other expenses......................................     699    1,226    1,227
                                                      ------   ------   ------
  Total expenses....................................   3,796    5,477    4,971
                                                      ------   ------   ------
Income before provision for income tax..............     156      241      231
Provision for income tax............................      53       84       81
                                                      ------   ------   ------
Income from discontinued operations, net of income
  tax...............................................     103      157      150
Loss in connection with the dividend of interests in
  subsidiary, net of income tax.....................    (398)      --       --
                                                      ------   ------   ------
Income (loss) from discontinued operations, net of
  income tax........................................  $ (295)  $  157   $  150
                                                      ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                            DECEMBER 31, 2007
                                                            -----------------
                                                              (IN MILLIONS)
Fixed maturity securities.................................       $ 9,398
Equity securities.........................................           137
Mortgage and consumer loans...............................           832
Policy loans..............................................         1,059
Short-term investments....................................            75
Other invested assets.....................................         4,897
                                                                 -------
  Total investments.......................................        16,398
Cash and cash equivalents.................................           404
Accrued investment income.................................            78
Premiums and other receivables............................         1,440
Deferred policy acquisition costs and VOBA................         3,513
Goodwill..................................................            96
Other assets..............................................            91
Separate account assets...................................            17
                                                                 -------
  Total assets held-for-sale..............................       $22,037
                                                                 =======
Future policy benefits....................................       $ 6,159
Policyholder account balances.............................         6,657
Other policyholder funds..................................         2,297
Long-term debt............................................           528
Collateral financing arrangements.........................           850
Junior subordinated debt securities.......................           399
Shares subject to mandatory redemption....................           159
Current income tax payable................................            33
Deferred income tax liability.............................           941
Other liabilities.........................................         1,918
Separate account liabilities..............................            17
                                                                 -------
  Total liabilities held-for-sale.........................       $19,958
                                                                 =======



     The operations of RGA include direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million, $185 million and $183 million and ceded amounts that reduced policyholder benefits and claims by $90 million, $185 million and $147 million for the years ended December 31, 2008, 2007 and 2006, respectively, that have not been eliminated as these transactions are expected to continue after the RGA disposition. Related amounts included in the Company's consolidated balance sheets include assets totaling $739 million, and liabilities totaling $463 million at December 31, 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. The Company reported the operations of SSRM in discontinued operations. Under the terms of the sale agreement, the Company had an opportunity to receive additional payments based on, among other things, certain revenue retention and growth measures. The purchase price was also subject to reduction over five years, depending on retention of certain Company-related business. In the second quarter of 2008, the Company paid $3 million, net of income tax, of which $2 million was accrued in the fourth quarter of 2007, related to the termination of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. Upon finalization of the computation, the Company received a payment of $30 million, net of income tax, in the second quarter of 2006 due to the retention of these specific customer accounts. In the first quarter of 2007, the Company received a payment of $16 million, net of income tax, as a result of the revenue retention and growth measure provision in the sales agreement. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to the indemnities provided in connection with the sale of SSRM, resulting in a benefit to the Company of $2 million, net of income tax. The Company believes that future payments relating to these indemnities are not probable.

     The following table presents the amounts related to operations of SSRM that have been reflected as discontinued operations in the consolidated statements of income:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2008      2007      2006
                                                          ----      ----      ----
                                                                (IN MILLIONS)
Revenues.............................................      $--       $--       $--
Expenses.............................................       --        --        --
                                                           ---       ---       ---
Income from discontinued operations before provision
  for income tax.....................................       --        --        --
Provision for income tax.............................       --        --        --
Net investment gain (loss), net of income tax........       (1)       14        32
                                                           ---       ---       ---
Income from discontinued operations, net of income
  tax................................................      $(1)      $14       $32
                                                           ===       ===       ===



19.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments are as follows:

                                                  NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2007                                  AMOUNT      VALUE    FAIR VALUE
-----------------                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $152,266    $152,266
  Equity securities.............................             $  4,167    $  4,167
  Trading securities............................             $    457    $    457
  Mortgage and consumer loans...................             $ 39,180    $ 39,720
  Policy loans..................................             $  7,677    $  7,677
  Short-term investments........................             $    603    $    603
  Cash and cash equivalents.....................             $  1,927    $  1,927
  Accrued investment income.....................             $  2,451    $  2,451
  Assets of subsidiaries held-for-sale..........             $ 11,983    $ 11,992
Liabilities:
  Policyholder account balances.................             $ 70,586    $ 70,913
  Short-term debt...............................             $    357    $    357
  Long-term debt................................             $  2,687    $  2,763
  Payables for collateral under securities
     loaned and other transactions..............             $ 28,952    $ 28,952
  Liabilities of subsidiaries held-for-sale.....             $  6,915    $  6,044
Commitments: (1)
  Mortgage loan commitments.....................   $3,272    $     --    $    (32)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $  667    $     --    $    (25)


--------

   (1) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- The estimated fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage and Consumer Loans, Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans, and Private Corporate Bond Investments -- Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, bridge loans, and private corporate bond investments the estimated fair value is the net premium or discount of the commitments.

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

     Cash and Cash Equivalents and Short-term Investments -- The estimated fair values for cash and cash equivalents and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Short-term and Long-term Debt -- The estimated fair values of short-term and long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value.

     Assets and Liabilities of Subsidiaries Held-For-Sale -- The carrying values of assets and liabilities of subsidiaries held-for-sale reflect those assets and liabilities which were previously determined to be financial instruments and which were reflected in other financial statement captions in the table above in previous periods but have been reclassified to this caption to reflect the discontinued nature of the operations. The estimated fair value of the assets and liabilities of subsidiaries held-for-sale have been determined on a basis consistent with similar instruments as described herein.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                  NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                  AMOUNT      VALUE    FAIR VALUE
-----------------                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $122,229    $122,229
  Equity securities.............................             $  2,298    $  2,298
  Trading securities............................             $    277    $    277
  Mortgage and consumer loans, net..............             $ 42,105    $ 41,110
  Policy loans..................................             $  7,881    $  9,675
  Real estate joint ventures (1)................             $     67    $     75
  Other limited partnership interests (1).......             $  1,697    $  2,008
  Short-term investments........................             $  7,598    $  7,598
  Other invested assets: (1)
     Derivative assets..........................   $71,514   $  6,646    $  6,646
     Other......................................             $    875    $    691
  Cash and cash equivalents.....................             $ 10,279    $ 10,279
  Accrued investment income.....................             $  2,079    $  2,079
  Premiums and other receivables (1)............             $ 17,856    $ 18,088
  Separate account assets.......................             $ 72,259    $ 72,259
  Net embedded derivatives within asset host
     contracts (2)..............................             $    797    $    797
Liabilities:
  Policyholder account balances (1).............             $ 70,799    $ 66,232
  Short-term debt...............................             $    414    $    414
  Long-term debt (1)............................             $  2,684    $  1,995
  Payables for collateral under securities
     loaned and other transactions..............             $ 18,649    $ 18,649
  Other liabilities: (1)
     Derivative liabilities.....................   $35,219   $  2,521    $  2,521
     Trading liabilities........................             $     57    $     57
     Other......................................             $ 16,163    $ 16,163
  Separate account liabilities (1)..............             $ 26,214    $ 26,214
  Net embedded derivatives within liability host
     contracts (2)..............................             $   (988)   $   (988)
Commitments: (3)
  Mortgage loan commitments.....................   $ 2,191   $     --    $   (114)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $   611   $     --    $      4


--------

   (1) Carrying values presented herein differ from those presented on the consolidated balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also include embedded derivatives of ($72) million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- When available, the estimated fair value of the Company's fixed maturity, equity and trading securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage and Consumer Loans -- The Company originates mortgage and consumer loans principally for investment purposes. These loans are primarily carried at amortized cost within the consolidated financial statements. The fair value for mortgage and consumer loans is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk. Certain mortgage and consumer loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral estimated using internal models.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Other limited partnerships and real estate joint ventures included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheet represents investments in real estate or real estate joint ventures and other limited partnerships accounted for using the equity method, which do not satisfy the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at fair value in the consolidated balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheet is principally comprised of freestanding derivatives with positive estimated fair values, leveraged leases, investments in tax credit partnerships, joint venture investments, loans to affiliates and funds withheld at interest. Leveraged leases, investments in tax credit partnerships and joint venture investments, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     For funds withheld at interest, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

     The estimated fair value of loans to affiliates is determined by discounting expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     Cash and Cash Equivalents -- Due to the short term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity riders.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over very short periods such that the estimated fair values approximate their carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity riders are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     Other Assets -- Other assets in the consolidated balance sheet is principally comprised of prepaid expenses, amounts held under corporate owned life insurance, fixed assets, capitalized software, deferred sales inducements, VODA and VOCRA, all of which are not considered financial instruments subject to disclosure.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheet in accordance with Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported net assets values provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity riders accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


caption in the table above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include guaranteed interest contracts, certain funding arrangements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities, and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard swap valuation models and observable market inputs that take into consideration publicly available information relating to the Company's debt as well as its claims paying ability.

     Short-term and Long-term Debt -- The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheet as it does not include capital leases which are not required to be disclosed at estimated fair value.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheet is principally comprised of funds withheld at interest related to certain ceded reinsurance; embedded derivatives within these funds withheld at interest related to certain ceded reinsurance; freestanding derivatives with negative estimated fair values; securities trading liabilities; tax and litigation contingency liabilities; obligations for employee-related benefits; interest due on the Company's debt obligations and on cash collateral held in relation to securities lending; interest and dividends payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     The fair value of the embedded derivatives within funds withheld at interest related to certain ceded reinsurance are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of securities trading liabilities; interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded reinsurance contracts recognized using the deposit method of accounting. The Company evaluates the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding arrangements related to institutional group life contracts; and certain contracts that provide for benefit funding under institutional retirement & savings products.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity riders, certain affiliated ceded reinsurance contracts related to such variable annuity riders, certain guaranteed interest contracts with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value adjusted through net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMWB, GMAB and certain GMIB riders are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company. Because the direct rider is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct rider.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain guaranteed interest contracts is determined using market standard swap valuation models and observable market inputs, including an adjustment for the Company's own credit that takes into consideration publicly available information relating to the Company's debt as well as its claims paying ability. The estimated fair value of these embedded derivatives are included, along with their guaranteed interest contract host, within policyholder account balances with changes in estimated fair value recorded in net investment gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded derivatives within funds withheld at interest liabilities related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities, Equity Securities and Trading Securities" and "Short-term Investments." The fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The accounting for embedded derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. If interpretations change, there is a risk that features previously not bifurcated may require bifurcation and reporting at estimated fair value in the consolidated financial statements and respective changes in estimated fair value could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans, and Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The fair value of assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                    DECEMBER 31, 2008
                                           ------------------------------------------------------------------
                                              FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                           -----------------------------------------------------
                                            QUOTED PRICES IN
                                           ACTIVE MARKETS FOR                        SIGNIFICANT
                                            IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                             AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                                (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                           ------------------   -----------------   ------------   ----------
                                                                      (IN MILLIONS)
ASSETS
  Fixed maturity securities:
  U.S. corporate securities..............        $    --             $ 38,663          $ 5,089      $ 43,752
  Residential mortgage-backed
     securities..........................             --               22,680              373        23,053
  Foreign corporate securities...........             --               16,857            3,367        20,224
  U.S. Treasury/agency securities........          7,427                8,461               48        15,936
  Commercial mortgage-backed securities..             --                8,939              138         9,077
  Asset-backed securities................             --                4,824            1,487         6,311
  Foreign government securities..........             --                2,573              202         2,775
  State and political subdivision
     securities..........................             --                1,025               76         1,101
                                                 -------             --------          -------      --------
     Total fixed maturity securities.....          7,427              104,022           10,780       122,229
                                                 -------             --------          -------      --------
Equity securities:
  Common stock...........................            238                  994               59         1,291
  Non-redeemable preferred stock.........             --                   89              918         1,007
                                                 -------             --------          -------      --------
     Total equity securities.............            238                1,083              977         2,298
                                                 -------             --------          -------      --------
  Trading securities.....................             --                  161              116           277
  Short-term investments (1).............          6,812                  695               75         7,582
  Derivative assets (2)..................              2                6,505              139         6,646
  Net embedded derivatives within asset
     host contracts (3)..................             --                   --              797           797
  Separate account assets (4)............         39,767               31,006            1,486        72,259
                                                 -------             --------          -------      --------
     Total assets........................        $54,246             $143,472          $14,370      $212,088
                                                 =======             ========          =======      ========
LIABILITIES
  Derivative liabilities (2).............        $    58             $  2,305          $   158      $  2,521
  Net embedded derivatives within
     liability host contracts (3)........             --                  (83)            (905)         (988)
  Trading liabilities (5)................             57                   --               --            57
                                                 -------             --------          -------      --------
     Total liabilities...................        $   115             $  2,222          $  (747)     $  1,590
                                                 =======             ========          =======      ========



--------

   (1) Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheet because certain short-term investments are not measured at estimated fair value (e.g., time deposits, money market funds, etc.).

   (2) Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the rollforward in the following tables.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also includes embedded derivatives of ($72) million.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

   (5) Trading liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities, exchange-traded common stock and certain short-term money market securities. As it relates to derivatives, this level includes financial futures including exchange-traded equity and interest rate futures. Separate account assets classified within this level principally include mutual funds. Also included are assets held within separate accounts which are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, foreign government securities and state and political subdivision securities. Equity securities classified as Level 2 securities consist principally of non-redeemable preferred stock and certain equity securities where market quotes are available but are not considered actively traded. Short-term investments and trading securities included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded futures included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. Separate account assets classified within this level are generally similar to those classified within this level for the general account. Hedge funds owned by separate accounts are also included within this level. Embedded derivatives classified within this level include embedded equity derivatives contained in certain guaranteed interest contracts.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including:
             U.S. and foreign corporate securities -- including below investment grade private placements; residential mortgage-backed securities; commercial mortgage-backed securities; asset backed securities -- including all of those supported by sub-prime mortgage loans; foreign government; U.S. Treasury and agency; and state and political subdivision securities. Equity securities classified as Level 3 securities consist principally of common stock of privately held companies and non-redeemable preferred stock where there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. Short-term investments and trading securities included within Level 3 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives this category includes: financial forwards including swap spread locks with maturities which extend beyond

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


             observable periods; equity variance swaps with unobservable volatility inputs or that are priced via independent broker quotations; foreign currency swaps which are cancelable and priced through independent broker quotations; interest rate swaps with maturities which extend beyond the observable portion of the yield curve; credit default swaps based upon baskets of credits having unobservable credit correlations as well as credit default swaps with maturities which extend beyond the observable portion of the credit curves and credit default swaps priced through independent broker quotes; equity options with unobservable volatility inputs; and interest rate floors referencing unobservable yield curves and/or which include liquidity and volatility adjustments. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans, and other limited partnership interests. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity riders as well as those on the cession of the risks associated with those riders to affiliates; as well as embedded derivatives related to funds withheld on ceded reinsurance.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                          ---------------------------------------------------------------------------------------------------------
                                                                TOTAL REALIZED/UNREALIZED
                                                               GAINS (LOSSES) INCLUDED IN:
                                                              -----------------------------    PURCHASES,
                            BALANCE,     IMPACT OF   BALANCE,                     OTHER          SALES,       TRANSFER IN  BALANCE,
                          DECEMBER 31,   SFAS 157   BEGINNING                 COMPREHENSIVE  ISSUANCES AND    AND/OR OUT    END OF
                              2007     ADOPTION (1) OF PERIOD EARNINGS (2, 3) INCOME (LOSS) SETTLEMENTS (4) OF LEVEL 3 (5)  PERIOD
                          ------------ ------------ --------- --------------- ------------- --------------- -------------- --------
                                                                        (IN MILLIONS)
Fixed maturity
  securities.............    $15,066        $--      $15,066       $ (674)       $(3,763)        $(530)          $681       $10,780
Equity securities........      1,527         --        1,527         (128)          (346)          (54)           (22)          977
Trading securities.......        174         --          174          (26)            --           (32)            --           116
Short-term investments...        149         --          149           (2)            --           (72)            --            75
Net derivatives (6)......        134         (1)         133          (60)            --           (92)            --           (19)
Separate account assets
  (7)....................      1,170         --        1,170          (86)            --           (22)           424         1,486
Net embedded derivatives
  (8)....................         25         30           55        1,631             --            16             --         1,702


--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of adoption of SFAS 157 on RGA -- not reflected in the table above as a result of the reflection of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million offset by a DAC decrease of $15 million) for a total impact of $22 million on Level 3 assets and liabilities. This impact of $22 million along with a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, results in a total net impact of adoption of SFAS 157 of $13 million as described in Note 1.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/losses. Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/losses. Lapses associated with embedded derivatives are included with the earnings caption of total gains/losses.

   (3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (5) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (9) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in fair value recorded in earnings for Level 3 assets and liabilities:

                                                        TOTAL GAINS AND LOSSES
                                                 ------------------------------------
                                                           CLASSIFICATION OF
                                                  REALIZED/UNREALIZED GAINS (LOSSES)
                                                         INCLUDED IN EARNINGS
                                                 ------------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)    TOTAL
                                                 ----------   --------------   ------
                                                             (IN MILLIONS)
Fixed maturity securities......................     $  9          $ (683)      $ (674)
Equity securities..............................       --            (128)        (128)
Trading securities.............................      (26)             --          (26)
Short-term investments.........................        1              (3)          (2)
Net derivatives................................       --             (60)         (60)
Net embedded derivatives.......................       --           1,631        1,631


     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                                  RELATING TO ASSETS AND LIABILITIES
                                                       HELD AT DECEMBER 31, 2008
                                                 ------------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)    TOTAL
                                                 ----------   --------------   ------
                                                             (IN MILLIONS)
Fixed maturity securities......................     $  5          $ (466)      $ (461)
Equity securities..............................       --            (114)        (114)
Trading securities.............................      (18)             --          (18)
Net derivatives................................       --             (93)         (93)
Net embedded derivatives.......................       --           1,632        1,632


  NON-RECURRING FAIR VALUE MEASUREMENTS

     At December 31, 2008, the Company held $204 million in mortgage loans which are carried at estimated fair value based on independent broker quotations or, if the loans were in foreclosure or are otherwise determined to be collateral dependent, on the value of the underlying collateral of which $188 million was related to impaired mortgage loans held-for-investment and $16 million to certain mortgage loans held-for-sale. These impaired

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


mortgage loans were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such impaired mortgage loans are net impairments of $56 million for the year ended December 31, 2008.

     At December 31, 2008, the Company held $131 million in cost basis other limited partnership interests which were impaired during the year ended December 31, 2008 based on the underlying limited partnership financial statements. These other limited partnership interests were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such other limited partnerships are impairments of $99 million for the year ended December 31, 2008.

20.  RELATED PARTY TRANSACTIONS

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife Inc., under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $2.2 billion, $2.0 billion and $1.9 billion, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include distribution services and administrative functions. Expenses incurred by the Company related to these agreements were $667 million, $574 million and $34 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into agreements with affiliates to provide additional services necessary to conduct their activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements were $815 million, $791 million and $657 million for the years ended December 31, 2008, 2007 and 2006, respectively, and were reimbursed to the Company by these affiliates. Revenues received from affiliates related to these agreements and recorded in other revenues was $17 million for both years ended December 31, 2008 and 2007. There was no revenue received from affiliates related to these agreements for the year ended December 31, 2006. Revenues received from affiliates related to these agreements and recorded in universal life and investment-type product policy fees was $16 million, $16 million and $17 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net payables to affiliates of $229 million and $116 million at December 31, 2008 and 2007, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
8. See Notes 3, 7 and 10 for discussion of additional related party transactions.

21.  SUBSEQUENT EVENT

     On September 29, 2009, the Company issued a $217 million surplus note to MetLife Mexico, S.A., an affiliate, with an interest rate of 6.46% which matures in 2014.

     The Company loaned $1.0 billion to Exeter Reassurance Company, Ltd., an affiliate, during the second and third quarters of 2009. The loans were recorded in other invested assets upon issuance. The terms of the loans are as follows:
$500 million which bears interest at 6.44% and matures in 2014; $250 million, which bears interest at 5.33% and matures in 2012; and $250 million which bears interest at 7.44% and matures in 2016. The loans pay interest semi-annually and both principal and interest payments have been guaranteed by MetLife, Inc.